Exhibit 25.1

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM T-1

STATEMENT OF ELIGIBILITY

UNDER THE TRUST INDENTURE ACT OF 1939

OF A CORPORATION DESIGNATED TO ACT AS TRUSTEE

☐	CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A TRUSTEE PURSUANT TO SECTION 305(b)(2)

DEUTSCHE BANK TRUST COMPANY AMERICAS

(formerly BANKERS TRUST COMPANY)

(Exact name of trustee as specified in its charter)

NEW YORK	13-4941247
(Jurisdiction of Incorporation or organization if not a U.S. national bank)	(I.R.S. Employer Identification no.)

60 WALL STREET
NEW YORK, NEW YORK	10005
(Address of principal executive offices)	(Zip Code)

Deutsche Bank Trust Company Americas

Attention: Catherine Wang

Legal Department

60 Wall Street, 36th Floor

New York, New York 10005

(212) 250 – 7544

(Name, address and telephone number of agent for service)

NIKE, INC

(Exact name of obligor as specified in its charter)

Oregon	93-0584541
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

One Bowerman Drive
Beaverton, Oregon	97005-6453
(Address of principal executive offices)	(Zip code)

Debt Securities

(Title of the Indenture securities)

Item 1. General Information.

Furnish the following information as to the trustee.

(a)	Name and address of each examining or supervising authority to which it is subject.

Name	Address
Federal Reserve Bank (2nd District)	New York, NY
Federal Deposit Insurance Corporation	Washington, D.C.
New York State Banking Department	Albany, NY

(b)	Whether it is authorized to exercise corporate trust powers. Yes.

Item 2. Affiliations with Obligor.

If the obligor is an affiliate of the Trustee, describe each such affiliation.

N/A

Item 3. -15. Not Applicable

Item 16. List of Exhibits.

Exhibit 1 -	Restated Organization Certificate of Bankers Trust Company dated August 31, 1998; Certificate of Amendment of the Organization Certificate of Bankers Trust Company dated September 25, 1998; Certificate of Amendment of the Organization Certificate of Bankers Trust Company dated December 18, 1998; Certificate of Amendment of the Organization Certificate of Bankers Trust Company dated September 3, 1999; and Certificate of Amendment of the Organization Certificate of Bankers Trust Company dated March 14, 2002, copies attached.

Exhibit 2 -	Certificate of Authority to commence business, copy attached.

Exhibit 3 -	Authorization of the Trustee to exercise corporate trust powers, copy attached.

Exhibit 4 -	Existing By-Laws of Deutsche Bank Trust Company Americas, dated July 24, 2014, copy attached.

Exhibit 5 -	Not applicable.

Exhibit 6 -	Consent of Bankers Trust Company required by Section 321(b) of the Act, copy attached.

Exhibit 7 -	A copy of the latest report of condition of the trustee published pursuant to law or the requirements of its supervising or examining authority.

Exhibit 8 -	Not Applicable.

Exhibit 9 -	Not Applicable.

SIGNATURE

Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the trustee, Deutsche Bank Trust Company Americas, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on this July day of 12, 2016.

DEUTSCHE BANK TRUST COMPANY AMERICAS

By:	/s/ Carol Ng
Name: Carol Ng
Title: Vice President

State of New York,

Banking Department

I, MANUEL KURSKY, Deputy Superintendent of Banks of the State of New York, DO HEREBY APPROVE the annexed Certificate entitled “RESTATED ORGANIZATION CERTIFICATE OF BANKERS TRUST COMPANY Under Section 8007 of the Banking Law,” dated August 6, 1998, providing for the restatement of the Organization Certificate and all amendments into a single certificate.

Witness, my hand and official seal of the Banking Department at the City of New York, this 31st day of August in the Year of our Lord one thousand nine hundred and ninety-eight.

Deputy Superintendent of Banks.

RESTATED

ORGANIZATION

CERTIFICATE

OF

BANKERS TRUST COMPANY

Under Section 8007

Of the Banking Law

Bankers Trust Company

130 Liberty Street

New York, N.Y. 10006

RESTATED ORGANIZATION CERTIFICATE

OF

BANKERS TRUST COMPANY

Under Section 8007 of the Banking Law.

We, James T. Byrne, Jr. and Lea Lahtinen being respectively a Managing Director and Secretary and a Vice President and an Assistant Secretary of BANKERS TRUST COMPANY, do hereby certify:

1. The name of the corporation is Bankers Trust Company.

2. The organization certificate of the corporation was filed by the Superintendent of Banks of the State of New York on March 5, 1903.

3. The text of the organization certificate, as amended heretofore, is hereby restated without further amendment or change to read as herein set forth in full, to wit:

“CERTIFICATE OF ORGANIZATION

of

BANKERS TRUST COMPANY

KNOW ALL MEN BY THESE PRESENTS That we, the undersigned, JAMES A. BLAIR, JAMES G. CANNON, E. C. CONVERSE, HENRY P. DAVISON, GRANVILLE W. GARTH, A. BARTON HEPBURN, WILLIAM LOGAN, GATES W. MCGARRAH, GEORGE W. PERKINS, WILLIAM H. PORTER, JOHN F. THOMPSON, ALBERT H. WIGGIN, SAMUEL WOOLVERTON and EDWARD F. C. YOUNG, all being persons of full age and citizens of the United States, and a majority of us being residents of the State of New York, desiring to form a corporation to be known as a Trust Company, do hereby associate ourselves together for that purpose under and pursuant to the laws of the State of New York, and for such purpose we do hereby, under our respective hands and seals, execute and duly acknowledge this Organization Certificate in duplicate, and hereby specifically state as follows, to wit:

I. The name by which the said corporation shall be known is Bankers Trust Company.

II. The place where its business is to be transacted is the City of New York, in the State of New York.

III. Capital Stock: The amount of capital stock which the corporation is hereafter to have is Three Billion One Million, Six Hundred Sixty-Six Thousand, Six Hundred Seventy Dollars ($3,001,666,670), divided into Two Hundred Million, One Hundred Sixty-Six Thousand, Six Hundred Sixty-Seven (200,166,667) shares with a par value of $10 each designated as Common Stock and 1,000 shares with a par value of One Million Dollars ($1,000,000) each designated as Series Preferred Stock.

(a)	Common Stock

1. Dividends: Subject to all of the rights of the Series Preferred Stock, dividends may be declared and paid or set apart for payment upon the Common Stock out of any assets or funds of the corporation legally available for the payment of dividends.

2. Voting Rights: Except as otherwise expressly provided with respect to the Series Preferred Stock or with respect to any series of the Series Preferred Stock, the Common Stock shall have the exclusive right to vote for the election of directors and for all other purposes, each holder of the Common Stock being entitled to one vote for each share thereof held.

3. Liquidation: Upon any liquidation, dissolution or winding up of the corporation, whether voluntary or involuntary, and after the holders of the Series Preferred Stock of each series shall have been paid in full the amounts to which they respectively shall be entitled, or a sum sufficient for the payment in full set aside, the remaining net assets of the corporation shall be distributed pro rata to the holders of the Common Stock in accordance with their respective rights and interests, to the exclusion of the holders of the Series Preferred Stock.

4. Preemptive Rights: No holder of Common Stock of the corporation shall be entitled, as such, as a matter of right, to subscribe for or purchase any part of any new or additional issue of stock of any class or series whatsoever, any rights or options to purchase stock of any class or series whatsoever, or any securities convertible into, exchangeable for or carrying rights or options to purchase stock of any class or series whatsoever, whether now or hereafter authorized, and whether issued for cash or other consideration, or by way of dividend or other distribution.

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(b)	Series Preferred Stock

1. Board Authority: The Series Preferred Stock may be issued from time to time by the Board of Directors as herein provided in one or more series. The designations, relative rights, preferences and limitations of the Series Preferred Stock, and particularly of the shares of each series thereof, may, to the extent permitted by law, be similar to or may differ from those of any other series. The Board of Directors of the corporation is hereby expressly granted authority, subject to the provisions of this Article III, to issue from time to time Series Preferred Stock in one or more series and to fix from time to time before issuance thereof, by filing a certificate pursuant to the Banking Law, the number of shares in each such series of such class and all designations, relative rights (including the right, to the extent permitted by law, to convert into shares of any class or into shares of any series of any class), preferences and limitations of the shares in each such series, including, but without limiting the generality of the foregoing, the following:

(i) The number of shares to constitute such series (which number may at any time, or from time to time, be increased or decreased by the Board of Directors, notwithstanding that shares of the series may be outstanding at the time of such increase or decrease, unless the Board of Directors shall have otherwise provided in creating such series) and the distinctive designation thereof;

(ii) The dividend rate on the shares of such series, whether or not dividends on the shares of such series shall be cumulative, and the date or dates, if any, from which dividends thereon shall be cumulative;

(iii) Whether or not the shares of such series shall be redeemable, and, if redeemable, the date or dates upon or after which they shall be redeemable, the amount or amounts per share (which shall be, in the case of each share, not less than its preference upon involuntary liquidation, plus an amount equal to all dividends thereon accrued and unpaid, whether or not earned or declared) payable thereon in the case of the redemption thereof, which amount may vary at different redemption dates or otherwise as permitted by law;

(iv) The right, if any, of holders of shares of such series to convert the same into, or exchange the same for, Common Stock or other stock as permitted by law, and the terms and conditions of such conversion or exchange, as well as provisions for adjustment of the conversion rate in such events as the Board of Directors shall determine;

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(v) The amount per share payable on the shares of such series upon the voluntary and involuntary liquidation, dissolution or winding up of the corporation;

(vi) Whether the holders of shares of such series shall have voting power, full or limited, in addition to the voting powers provided by law and, in case additional voting powers are accorded, to fix the extent thereof; and

(vii) Generally to fix the other rights and privileges and any qualifications, limitations or restrictions of such rights and privileges of such series, provided, however, that no such rights, privileges, qualifications, limitations or restrictions shall be in conflict with the organization certificate of the corporation or with the resolution or resolutions adopted by the Board of Directors providing for the issue of any series of which there are shares outstanding.

All shares of Series Preferred Stock of the same series shall be identical in all respects, except that shares of any one series issued at different times may differ as to dates, if any, from which dividends thereon may accumulate. All shares of Series Preferred Stock of all series shall be of equal rank and shall be identical in all respects except that to the extent not otherwise limited in this Article III any series may differ from any other series with respect to any one or more of the designations, relative rights, preferences and limitations described or referred to in subparagraphs (i) to (vii) inclusive above.

2. Dividends: Dividends on the outstanding Series Preferred Stock of each series shall be declared and paid or set apart for payment before any dividends shall be declared and paid or set apart for payment on the Common Stock with respect to the same quarterly dividend period. Dividends on any shares of Series Preferred Stock shall be cumulative only if and to the extent set forth in a certificate filed pursuant to law. After dividends on all shares of Series Preferred Stock (including cumulative dividends if and to the extent any such shares shall be entitled thereto) shall have been declared and paid or set apart for payment with respect to any quarterly dividend period, then and not otherwise so long as any shares of Series Preferred Stock shall remain outstanding, dividends may be declared and paid or set apart for payment with respect to the same quarterly dividend period on the Common Stock out the assets or funds of the corporation legally available therefor.

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All shares of Series Preferred Stock of all series shall be of equal rank, preference and priority as to dividends irrespective of whether or not the rates of dividends to which the same shall be entitled shall be the same and when the stated dividends are not paid in full, the shares of all series of the Series Preferred Stock shall share ratably in the payment thereof in accordance with the sums which would be payable on such shares if all dividends were paid in full, provided, however, that any two or more series of the Series Preferred Stock may differ from each other as to the existence and extent of the right to cumulative dividends, as aforesaid.

3. Voting Rights: Except as otherwise specifically provided in the certificate filed pursuant to law with respect to any series of the Series Preferred Stock, or as otherwise provided by law, the Series Preferred Stock shall not have any right to vote for the election of directors or for any other purpose and the Common Stock shall have the exclusive right to vote for the election of directors and for all other purposes.

4. Liquidation: In the event of any liquidation, dissolution or winding up of the corporation, whether voluntary or involuntary, each series of Series Preferred Stock shall have preference and priority over the Common Stock for payment of the amount to which each outstanding series of Series Preferred Stock shall be entitled in accordance with the provisions thereof and each holder of Series Preferred Stock shall be entitled to be paid in full such amount, or have a sum sufficient for the payment in full set aside, before any payments shall be made to the holders of the Common Stock. If, upon liquidation, dissolution or winding up of the corporation, the assets of the corporation or proceeds thereof, distributable among the holders of the shares of all series of the Series Preferred Stock shall be insufficient to pay in full the preferential amount aforesaid, then such assets, or the proceeds thereof, shall be distributed among such holders ratably in accordance with the respective amounts which would be payable if all amounts payable thereon were paid in full. After the payment to the holders of Series Preferred Stock of all such amounts to which they are entitled, as above provided, the remaining assets and funds of the corporation shall be divided and paid to the holders of the Common Stock.

5. Redemption: In the event that the Series Preferred Stock of any series shall be made redeemable as provided in clause (iii) of paragraph 1 of section (b) of this Article III, the corporation, at the option of the Board of Directors, may redeem at any time or times, and from time to time, all or any part of any one or more series of Series Preferred Stock outstanding by paying for each share the then applicable redemption price fixed by the Board of Directors as provided herein, plus an amount equal to accrued and unpaid dividends to the date fixed for redemption, upon such notice and terms as may be specifically provided in the certificate filed pursuant to law with respect to the series.

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6. Preemptive Rights: No holder of Series Preferred Stock of the corporation shall be entitled, as such, as a matter of right, to subscribe for or purchase any part of any new or additional issue of stock of any class or series whatsoever, any rights or options to purchase stock of any class or series whatsoever, or any securities convertible into, exchangeable for or carrying rights or options to purchase stock of any class or series whatsoever, whether now or hereafter authorized, and whether issued for cash or other consideration, or by way of dividend.

(c)	Provisions relating to Floating Rate Non-Cumulative Preferred Stock, Series A. (Liquidation value $1,000,000 per share.)

1. Designation: The distinctive designation of the series established hereby shall be “Floating Rate Non-Cumulative Preferred Stock, Series A” (hereinafter called “Series A Preferred Stock”).

2. Number: The number of shares of Series A Preferred Stock shall initially be 250 shares. Shares of Series A Preferred Stock redeemed, purchased or otherwise acquired by the corporation shall be cancelled and shall revert to authorized but unissued Series Preferred Stock undesignated as to series.

3. Dividends:

(a) Dividend Payment Dates. Holders of the Series A Preferred Stock shall be entitled to receive non-cumulative cash dividends when, as and if declared by the Board of Directors of the corporation, out of funds legally available therefor, from the date of original issuance of such shares (the “Issue Date”) and such dividends will be payable on March 28, June 28, September 28 and December 28 of each year (“Dividend Payment Date”) commencing September 28, 1990, at a rate per annum as determined in paragraph 3(b) below. The period beginning on the Issue Date and ending on the day preceding the first Dividend Payment Date and each successive period beginning on a Dividend Payment Date and ending on the day preceding the next succeeding Dividend Payment Date is herein called a “Dividend Period”. If any Dividend Payment Date shall be, in The City of New York, a Sunday or a legal holiday or a day on which banking institutions are authorized by law to close, then payment will be postponed to the next succeeding business day with the same force and effect as if made on the Dividend Payment Date, and no interest shall accrue for such Dividend Period after such Dividend Payment Date.

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(b) Dividend Rate. The dividend rate from time to time payable in respect of Series A Preferred Stock (the “Dividend Rate”) shall be determined on the basis of the following provisions:

(i) On the Dividend Determination Date, LIBOR will be determined on the basis of the offered rates for deposits in U.S. dollars having a maturity of three months commencing on the second London Business Day immediately following such Dividend Determination Date, as such rates appear on the Reuters Screen LIBO Page as of 11:00 A.M. London time, on such Dividend Determination Date. If at least two such offered rates appear on the Reuters Screen LIBO Page, LIBOR in respect of such Dividend Determination Date will be the arithmetic mean (rounded to the nearest one-hundredth of a percent, with five one-thousandths of a percent rounded upwards) of such offered rates. If fewer than those offered rates appear, LIBOR in respect of such Dividend Determination Date will be determined as described in paragraph (ii) below.

(ii) On any Dividend Determination Date on which fewer than those offered rates for the applicable maturity appear on the Reuters Screen LIBO Page as specified in paragraph (i) above, LIBOR will be determined on the basis of the rates at which deposits in U.S. dollars having a maturity of three months commencing on the second London Business Day immediately following such Dividend Determination Date and in a principal amount of not less than $1,000,000 that is representative of a single transaction in such market at such time are offered by three major banks in the London interbank market selected by the corporation at approximately 11:00 A.M., London time, on such Dividend Determination Date to prime banks in the London market. The corporation will request the principal London office of each of such banks to provide a quotation of its rate. If at least two such quotations are provided, LIBOR in respect of such Dividend Determination Date will be the arithmetic mean (rounded to the nearest one-hundredth of a percent, with five one-thousandths of a percent rounded upwards) of such quotations. If fewer than two quotations are provided, LIBOR in respect of such Dividend Determination Date will be the arithmetic mean (rounded to the nearest one-hundredth of a percent, with five one-thousandths of a percent rounded upwards) of the rates quoted by three major banks in New York City selected by the corporation at approximately 11:00 A.M., New York City time, on such Dividend Determination Date for loans in U.S. dollars to leading European

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banks having a maturity of three months commencing on the second London Business Day immediately following such Dividend Determination Date and in a principal amount of not less than $1,000,000 that is representative of a single transaction in such market at such time; provided, however, that if the banks selected as aforesaid by the corporation are not quoting as aforementioned in this sentence, then, with respect to such Dividend Period, LIBOR for the preceding Dividend Period will be continued as LIBOR for such Dividend Period.

(iii) The Dividend Rate for any Dividend Period shall be equal to the lower of 18% or 50 basis points above LIBOR for such Dividend Period as LIBOR is determined by sections (i) or (ii) above.

As used above, the term “Dividend Determination Date” shall mean, with respect to any Dividend Period, the second London Business Day prior to the commencement of such Dividend Period; and the term “London Business Day” shall mean any day that is not a Saturday or Sunday and that, in New York City, is not a day on which banking institutions generally are authorized or required by law or executive order to close and that is a day on which dealings in deposits in U.S. dollars are transacted in the London interbank market.

4. Voting Rights: The holders of the Series A Preferred Stock shall have the voting power and rights set forth in this paragraph 4 and shall have no other voting power or rights except as otherwise may from time to time be required by law.

So long as any shares of Series A Preferred Stock remain outstanding, the corporation shall not, without the affirmative vote or consent of the holders of at least a majority of the votes of the Series Preferred Stock entitled to vote outstanding at the time, given in person or by proxy, either in writing or by resolution adopted at a meeting at which the holders of Series A Preferred Stock (alone or together with the holders of one or more other series of Series Preferred Stock at the time outstanding and entitled to vote) vote separately as a class, alter the provisions of the Series Preferred Stock so as to materially adversely affect its rights; provided, however, that in the event any such materially adverse alteration affects the rights of only the Series A Preferred Stock, then the alteration may be effected with the vote or consent of at least a majority of the votes of the Series A Preferred Stock; provided, further, that an increase in the amount of the authorized Series Preferred Stock and/or the creation and/or issuance of other series of Series Preferred Stock in accordance with the organization certificate shall not be, nor be deemed to be,

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materially adverse alterations. In connection with the exercise of the voting rights contained in the preceding sentence, holders of all series of Series Preferred Stock which are granted such voting rights (of which the Series A Preferred Stock is the initial series) shall vote as a class (except as specifically provided otherwise) and each holder of Series A Preferred Stock shall have one vote for each share of stock held and each other series shall have such number of votes, if any, for each share of stock held as may be granted to them.

The foregoing voting provisions will not apply if, in connection with the matters specified, provision is made for the redemption or retirement of all outstanding Series A Preferred Stock.

5. Liquidation: Subject to the provisions of section (b) of this Article III, upon any liquidation, dissolution or winding up of the corporation, whether voluntary or involuntary, the holders of the Series A Preferred Stock shall have preference and priority over the Common Stock for payment out of the assets of the corporation or proceeds thereof, whether from capital or surplus, of $1,000,000 per share (the “liquidation value”) together with the amount of any dividends accrued and unpaid thereon, and after such payment the holders of Series A Preferred Stock shall be entitled to no other payments.

6. Redemption: Subject to the provisions of section (b) of this Article III, Series A Preferred Stock may be redeemed, at the option of the corporation in whole or part, at any time or from time to time at a redemption price of $1,000,000 per share, in each case plus accrued and unpaid dividends to the date of redemption.

At the option of the corporation, shares of Series A Preferred Stock redeemed or otherwise acquired may be restored to the status of authorized but unissued shares of Series Preferred Stock.

In the case of any redemption, the corporation shall give notice of such redemption to the holders of the Series A Preferred Stock to be redeemed in the following manner: a notice specifying the shares to be redeemed and the time and place of redemption (and, if less than the total outstanding shares are to be redeemed, specifying the certificate numbers and number of shares to be redeemed) shall be mailed by first class mail, addressed to the holders of record of the Series A Preferred Stock to be redeemed at their respective addresses as the same shall appear upon the books of the corporation, not more than sixty (60) days and not less than thirty (30) days previous to the date fixed for redemption. In the event such notice is not given to any shareholder such failure to give notice shall not affect the notice given to other shareholders.

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If less than the whole amount of outstanding Series A Preferred Stock is to be redeemed, the shares to be redeemed shall be selected by lot or pro rata in any manner determined by resolution of the Board of Directors to be fair and proper. From and after the date fixed in any such notice as the date of redemption (unless default shall be made by the corporation in providing moneys at the time and place of redemption for the payment of the redemption price) all dividends upon the Series A Preferred Stock so called for redemption shall cease to accrue, and all rights of the holders of said Series A Preferred Stock as stockholders in the corporation, except the right to receive the redemption price (without interest) upon surrender of the certificate representing the Series A Preferred Stock so called for redemption, duly endorsed for transfer, if required, shall cease and terminate. The corporation’s obligation to provide moneys in accordance with the preceding sentence shall be deemed fulfilled if, on or before the redemption date, the corporation shall deposit with a bank or trust company (which may be an affiliate of the corporation) having an office in the Borough of Manhattan, City of New York, having a capital and surplus of at least $5,000,000, funds necessary for such redemption, in trust, with irrevocable instructions that such funds be applied to the redemption of the shares of Series A Preferred Stock so called for redemption. Any interest accrued on such funds shall be paid to the corporation from time to time. Any funds so deposited and unclaimed at the end of two (2) years from such redemption date shall be released or repaid to the corporation, after which the holders of such shares of Series A Preferred Stock so called for redemption shall look only to the corporation for payment of the redemption price.

IV. The name, residence and post office address of each member of the corporation are as follows:

Name	Residence	Post Office Address
JAMES A. BLAIR	9 West 50th Street, Manhattan, New York City	33 Wall Street, Manhattan, New York City

JAMES G. CANNON	72 East 54th Street, Manhattan, New York City	14 Nassau Street, Manhattan, New York City

E. C. CONVERSE	3 East 78th Street, Manhattan, New York City	139 Broadway, Manhattan, New York City

HENRY P. DAVISON	Englewood, New Jersey	2 Wall Street, Manhattan, New York City

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Name	Residence	Post Office Address
GRANVILLE W. GARTH	160 West 59th Street, New York City	33 Wall Street, Manhattan, New York City

A. BARTON HEPBURN	205 West 57th Street, Manhattan, New York City	83 Cedar Street, Manhattan, New York City

WILLIAM LOGAN	Montclair, New Jersey	13 Nassau Street, Manhattan, New York City

GATES W. MCGARRAH	129 Riverside Ave., Manhattan, New York City	29 Wall Street, Manhattan, New York City

GEORGE W. PERKINS	Riverdale, New York	23 Wall Street, Manhattan, New York City

WILLIAM H. PORTER	56 East 67th Street, Manhattan, New York City	270 Broadway, Manhattan, New York City

JOHN F. THOMPSON	Newark, New Jersey	143 Liberty Street, Manhattan, New York City

ALBERT H. WIGGIN	42 West 49th Street, Manhattan, New York City	214 Broadway, Manhattan, New York City

SAMUEL WOOLVERTON	Mount Vernon, New York	34 Wall Street, Manhattan, New York City

EDWARD F. C. YOUNG	85 Glenwood Avenue, Jersey City, New Jersey	1 Exchange Place, Jersey City, New Jersey

V. The existence of the corporation shall be perpetual.

VI. The subscribers, the members of the said corporation, do, and each for himself does, hereby declare that he will accept the responsibilities and faithfully discharge the duties of a director therein, if elected to act as such, when authorized in accordance with the provisions of the Banking Law of the State of New York,

VII. The number of directors of the corporation shall be not less than 10 nor more than 25.”

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4. The foregoing restatement of the organization certificate was authorized by the Board of Directors of the corporation at a meeting held on July 21, 1998.

IN WITNESS WHEREOF, we have made and subscribed this certificate this 6th day of August, 1998.

James T. Byrne, Jr.
Managing Director and Secretary

.

Lea Lahtinen
Vice President and Assistant Secretary

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STATE OF NEW YORK COUNTY OF NEW YORK	}	ss.:

Lea Lahtinen, being duly sworn, deposes and says that she is a Vice President and an Assistant Secretary of Bankers Trust Company, the corporation described in the foregoing certificate; that she has read the foregoing certificate and knows the contents thereof, and that the statements therein contained are true.

Lea Lahtinen

Sworn to before me this

6th day of August, 1998.

Notary Public

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State of New York,

Banking Department

I, MANUEL KURSKY, Deputy Superintendent of Banks of the State of New York, DO HEREBY APPROVE the annexed Certificate entitled “CERTIFICATE OF AMENDMENT OF THE ORGANIZATION CERTIFICATE OF BANKERS TRUST COMPANY Under Section 8005 of the Banking Law,” dated September 16, 1998, providing for an increase in authorized capital stock from $3,001,666,670 consisting of 200,166,667 shares with a par value of $10 each designated as Common Stock and 1,000 shares with a par value of $1,000,000 each designated as Series Preferred Stock to $3,501,666,670 consisting of 200,166,667 shares with a par value of $10 each designated as Common Stock and 1,500 shares with a par value of $1,000,000 each designated as Series Preferred Stock.

Witness, my hand and official seal of the Banking Department at the City, of New York, this 25th day of September in the Year of our Lorge one thousand nine hundred and ninety-eight.

Deputy Superintendent of Bank

CERTIFICATE OF AMENDMENT

OF THE

ORGANIZATION CERTIFICATE

OF BANKERS TRUST COMPANY

Under Section 8005 of the Banking Law

We, James T. Byrne, Jr. and Lea Lahtinen, being respectively a Managing Director and Secretary and a Vice President and an Assistant Secretary of Bankers Trust Company, do hereby certify:

1. The name of the corporation is Bankers Trust Company.

2. The organization certificate of said corporation was filed by the Superintendent of Banks on the 5th day of March, 1903;

3. The organization certificate as heretofore amended is hereby amended to increase the aggregate number of shares which the corporation shall have authority to issue and to increase the amount of its authorized capital stock in conformity therewith.

4. Article III of the organization certificate with reference to the authorized capital stock, the number of shares into which the capital stock shall be divided, the par value of the shares and the capital stock outstanding, which reads as follows:

“III. The amount of capital stock which the corporation is hereafter to have is Three Billion One Million, Six Hundred Sixty-Six Thousand, Six Hundred Seventy Dollars ($3,001,666,670), divided into Two Hundred Million, One Hundred Sixty-Six Thousand, Six Hundred Sixty-Seven (200,166,667) shares with a par value of $10 each designated as Common Stock and 1000 shares with a par value of One Million Dollars ($1,000,000) each designated as Series Preferred Stock.”

is hereby amended to read as follows:

“III. The amount of capital stock which the corporation is hereafter to have is Three Billion Five Hundred One Million, Six Hundred Sixty-Six Thousand, Six Hundred Seventy Dollars ($3,501,666,670), divided into Two Hundred Million, One Hundred Sixty-Six Thousand, Six Hundred Sixty-Seven (200,166,667) shares with a par value of $10 each designated as Common Stock and 1500 shares with a par value of One Million Dollars ($1,000,000) each designated as Series Preferred Stock.”

5. The foregoing amendment of the organization certificate was authorized by unanimous written consent signed by the holder of all outstanding shares entitled to vote thereon.

IN WITNESS WHEREOF, we have made and subscribed this certificate this 16th day of September, 1998.

James T. Byrne, Jr.
Managing Director Secretary

Lea Lahtinen
Vice President and Assistant Secretary

State of New York	)	ss.
:
County of New York	)

Lea Lahtinen, being duly sworn, deposes and says that she is a Vice President and an Assistant Secretary of Bankers Trust Company, the corporation described in the foregoing certificate; that she has read the foregoing certificate and knows the contents thereof, and that the statements therein contained are true.

Lea Lahtinen

Sworn to before me this 16th day

of September, 1998.

Notary Public

SANDRA L. WEST Notary Public, State of New York No. 31-4942401 Qualified in New York County Commission Expres September 10, 2000

State of New York,

Banking Department

I, P. VINCENT CONLON, Deputy Superintendent of Banks of the State of New York, DO HEREBY APPROVE the annexed Certificate entitled “CERTIFICATE OF AMENDMENT OF THE ORGANIZATION CERTIFICATE OF BANKERS TRUST COMPANY Under Section 8005 of the Banking Law,” dated December 16, 1998, providing for an increase in authorized capital stock from $3,501,666,670 consisting of 200,166,667 shares with a par value of $10 each designated as Common Stock and 1,500 shares with a par value of $1,000,000 each designated as Series Preferred Stock to $3,627,308,670 consisting of 212,730,867 shares with a par value of $ 10 each designated as Common Stock and 1,500 shares with a par value of $1,000,000 each designated as Series Preferred Stock.

Witness, my hand and official seal of the Banking Department at the City of New York, this 18th day of December in the Year of our Lord one thousand nine hundred and ninety-eight.

Deputy Superintendent of Banks.

CERTIFICATE OF AMENDMENT

OF THE

ORGANIZATION CERTIFICATE

OF BANKERS TRUST COMPANY

Under Section 8005 of the Banking Law

We, James T. Byrne, Jr. and Lea Lahtinen, being respectively a Managing Director and Secretary and a Vice President and an Assistant Secretary of Bankers Trust Company, do hereby certify:

1. The name of the corporation is Bankers Trust Company.

2. The organization certificate of said corporation was filed by the Superintendent of Banks on the 5th day of March, 1903.

3. The organization certificate as heretofore amended is hereby amended to increase the aggregate number of shares which the corporation shall have authority to issue and to increase the amount of its authorized capital stock in conformity therewith.

4. Article III of the organization certificate with reference to the authorized capital stock, the number of shares into which the capital stock shall be divided, the par value of the shares and the capital stock outstanding, which reads as follows:

“III. The amount of capital stock which the corporation is hereafter to have is Three Billion Five Hundred One Million, Six Hundred Sixty-Six Thousand, Six Hundred Seventy Dollars ($3,501,666,670), divided into Two Hundred Million, One Hundred Sixty-Six Thousand, Six Hundred Sixty-Seven (200,166,667) shares with a par value of $ 10 each designated as Common Stock and 1500 shares with a par value of One Million Dollars ($1,000,000) each designated as Series Preferred Stock.”

is hereby amended to read as follows:

“III. The amount of capital stock which the corporation is hereafter to have is Three Billion Six Hundred Twenty-Seven Million, Three Hundred Eight Thousand, Six Hundred Seventy Dollars ($3,627,308,670), divided into Two Hundred Twelve Million, Seven Hundred Thirty Thousand, Eight Hundred Sixty-Seven (212.730,867) shares with a par value of $10 each designated as Common Stock and 1500 shares with a par value of One Million Dollars ($1,000,000) each designated as Series Preferred Stock.”

5. The foregoing amendment of the organization certificate was authorized by unanimous written consent signed by the holder of all outstanding shares entitled to vote thereon.

IN WITNESS WHEREOF, we have made and subscribed this certificate this 16th day of December, 1998.

James T. Byrne, Jr.
Managing Director and Secretary

Lea Lahtinen
Vice President and Assistant Secretary

State of New York	)
	:	ss.
County of New York	)

Lea Lahtinen, being duly sworn, deposes and says that she is a Vice President and an Assistant Secretary of Bankers Trust Company, the corporation described in the foregoing certificate; that she has read the foregoing certificate and knows the contents thereof, and that the statements therein contained are true.

Lea Lahtinen

Sworn to before me this 16th day

of December, 1998.

Notary Public

SANDRA L. WEST Notary Public State of New York No 31-4942401 Qualified in New York County Commission Expire September 19, 2000

State of New York,

Banking Department

I, P. VINCENT CONLON, Deputy Superintendent of Banks of the State of New York, DO HEREBY APPROVE the annexed Certificate entitled “CERTIFICATE OF AMENDMENT OF THE ORGANIZATION CERTIFICATE OF BANKERS TRUST COMPANY Under Section 8005 of the Banking Law,” dated September 3, 1999, providing for a reduction in the minimum number of directors required from ten to seven, and a reduction in the maximum number of directors from twenty-five to fifteen.

Witness, my hand and official seal of the Banking Department at the City of New York, this 3rd day of September in the Year of our Lord one thousand nine hundred and ninety-nine.

Deputy Superintendent of Banks

CERTIFICATE OF AMENDMENT

OF THE

ORGANIZATION CERTIFICATE

OF

BANKERS TRUST COMPANY

Under Section 8005 of the Banking Law

We, James T. Byrne Jr., and Lea Lahtinen, being respectively a Managing Director and the Secretary, and Vice President and an Assistant Secretary of Bankers Trust Company, do hereby certify:

1. The name of corporation is Bankers Trust Company.

2. The organization certificate of said corporation was filed by the Superintendent of Banks on the 5th day of March, 1903.

3. The organization certificate as heretofore, amended is hereby amended to reduce the minimum number of directors required from 10 to 7 and to reduce the maximum number of directors required from 25 to 15.

4. Article VII of the organization certificate with reference to the number of directors, which reads as follows:

“VII. The number of directors of the corporation shall be not less than 10 nor more than 25.”

is hereby amended to read as follows:

“VII. The number of directors of the corporation shall be not less than 7 nor more than 15.”

5. The foregoing amendment of the organization certificate was authorized by unanimous written consent signed by the holder of all outstanding shares entitled to vote thereon.

IN WITNESS WHEREOF, we have made and subscribed this certificate this 30th day of July, 1999.

James T. Byrne Jr.
Managing Director and Secretary

Lea Lahtinen
Vice President and Assistant Secretary

State of New York	)
	:	ss.
County of New York	)

Lea Lahtinen, being duly sworn, deposes and says that she is a Vice President and an Assistant Secretary of Bankers Trust Company, the corporation described in the foregoing certificate; that she has read the foregoing certificate and knows the contents thereof, and that the statements therein contained are true.

Lea Lahtinen

Sworn to before me this 30th day

of July, 1999.

Notary Public

SANDRA L. WEST Notary Public State of New York No 31-4942401 Qualified in New York County Commission Expires September 19, 2000

State of New York,

Banking Department

I, P. VINCENT CONLON, Deputy Superintendent of Banks of the State of New York, DO HEREBY APPROVE the annexed Certificate entitled “CERTIFICATE OF AMENDMENT OF THE ORGANIZATION CERTIFICATE OF BANKERS TRUST COMPANY under Section 8005 of the Banking Law” dated February 27, 2002, providing for a change of name of BANKERS TRUST COMPANY to DEUTSCHE BANK TRUST COMPANY AMERICAS.

Witness, my hand and official seal of the Banking Department at the City of New York, this 14th day of March two thousand and two.

Deputy Superintendent of Banks

CERTIFICATE OF AMENDMENT

OF THE

ORGANIZATION CERTIFICATE

OF

BANKERS TRUST COMPANY

Under Section 8005 of the Banking Law

We, James T. Byrne Jr., and Lea Lahtinen, being respectively the Secretary, and Vice President and an Assistant Secretary of Bankers Trust Company, do hereby certify:

1. The name of corporation is Bankers Trust Company.

2. The organization certificate of said corporation was filed by the Superintendent of Banks on the 5th day of March, 1903.

3. Pursuant to Section 8005 of the Banking Law, attached hereto as Exhibit A is a certificate issued by the State of New York, Banking Department listing all of the amendments to the Organization Certificate of Bankers Trust Company since its organization that have been filed in the Office of the Superintendent of Banks.

4. The organization certificate as heretofore amended is hereby amended to change the name of Bankers Trust Company to Deutsche Bank Trust Company Americas to be effective on April 15, 2002.

5. The first paragraph number 1. of the organization certificate of Bankers Trust Company with the reference to the name of the Bankers Trust company, which reads as follows:

“1. The name of the corporation is Bankers Trust Company.”

is hereby amended to read as follows effective on April 15, 2002:

“1. The name of the corporation is Deutsche Bank Trust Company Americas.”

6. The foregoing amendment of the organization certificate was authorized by unanimous written consent signed by the holder of all outstanding shares entitled to vote thereon.

IN WITNESS WHEREOF, we have made and subscribed this certificate this 27th day of February, 2002.

James T. Byrne Jr. Secretary

Lea Lahtinen Vice President and Assistant Secretary

State of New York	)
: ss.
County of New York	)

Lea Lahtinen, being duly sworn, deposes and says that she is a Vice President and an Assistant Secretary of Bankers Trust Company, the corporation described in the foregoing certificate; that she has read the foregoing certificate and knows the contents thereof, and that the statements therein contained are true.

Lea Lahtinen

Sworn to before me this 27th day of

February, 2002.

Notary Public

SANDRA L. WEST Notary Public, State Of New York No. 01WE4942401 Qualified In New York County Commission Expires September 19, 2002

Exhibit A

New York State

Department of Financial Services

I, MANZAR SAHEBJAM-ATABAKI, Deputy Superintendent, Licensed Financial Services, Banking Division, New York State Department of Financial Services, DO HEREBY CERTIFY:

THAT, the records in the Office of the Superintendent of Financial Services indicate that DEUTSCHE BANK TRUST COMPANY AMERICAS is a corporation duly organized and existing under the laws of the State of New York as a trust company, pursuant to Article III of the Banking Law; and

THAT, the Organization Certificate of DEUTSCHE BANK TRUST COMPANY AMERICAS was filed in the Office of the Superintendent of Financial Services on March 5, 1903 under the title of BANKERS TRUST COMPANY, and such corporation was authorized to commence business an March 24, 1903; and

THAT, the following amendments to its Organization Certificate have been filed in the Office of the Superintendent of Financial Services as of the dates specified:

Certificate of Amendment of Certificate of Incorporation providing for an increase in number of directors - filed on January 14, 1905

Certificate of Amendment of Certificate of Incorporation providing for an increase in capital stock - filed on August 4, 1909

Certificate of Amendment of Certificate of Incorporation providing for an increase in number of directors - filed on February 1, 1911

Certificate of Amendment of Certificate of Incorporation providing for an increase in number of directors - filed on June 17, 1911

Certificate of Amendment of Certificate of Incorporation providing for an increase in capital stock - filed on August 8, 1911

Certificate of Amendment of Certificate of Incorporation providing for an increase in number of directors - filed on August 8, 1911

Certificate of Amendment of Certificate of Incorporation providing for an increase in capital stock - filed on March 21, 1912

Certificate of Amendment of Certificate of Incorporation providing for a decrease in number of directors - filed on January 15, 1915

Certificate of Amendment of Certificate of Incorporation providing for a decrease in number of directors - filed on December 18, 1916

New York State

Department of Financial Services

Certificate of Amendment of Certificate of Incorporation providing for an increase in capital stock - filed on April 20, 1917

Certificate of Amendment of Certificate of Incorporation providing for an increase in number of directors - filed on April 20, 1917

Certificate of Amendment of Certificate of Incorporation providing for an increase in capital stock - filed on December 28, 1918

Certificate of Amendment of Certificate of Incorporation providing for an increase in capital stock - filed on December 4, 1919

Certificate of Amendment of Certificate of Incorporation providing for an increase in number of directors - filed January 15, 1926

Certificate of Amendment of Certificate of Incorporation providing for an increase in capital stock - filed on June 12, 1928

Certificate of Amendment of Certificate of Incorporation providing for a change in shares - filed April 4, 1929

Certificate of Amendment of Certificate of Incorporation providing for a minimum and maximum number of directors - filed on January 11, 1934

Certificate of Extension to perpetual - filed on January 13, 1941

Certificate of Amendment of Certificate of Incorporation providing for a minimum and maximum number of directors - filed on January 13, 1941

Certificate of Amendment of Certificate of Incorporation providing for an increase in capital stock - filed on December 11, 1944

Certificate of Amendment of Certificate of Incorporation providing for an increase in capital stock - filed January 30, 1953

Restated Certificate of Incorporation - filed November 6, 1953

Certificate of Amendment of Certificate of Incorporation providing for an increase in capital stock - filed on April 8, 1955

New York State

Department of Financial Services

Certificate, of Amendment of Certificate of Incorporation providing for an increase in capital stock - filed on February 1, 1960

Certificate of Amendment of Certificate of Incorporation providing for an increase in capital stock - filed on July 14, 1960

Certificate of Amendment of Certificate of Incorporation providing for a change in shares - filed on September 30, 1960

Certificate of Amendment of Certificate of Incorporation providing for an increase in capital stock - filed on January 26, 1962

Certificate of Amendment of Certificate of Incorporation providing for a change in shares - filed on September 9, 1963

Certificate of Amendment of Certificate of Incorporation providing for an increase in capital stock - filed on February 7, 1964

Certificate of Amendment of Certificate of Incorporation providing for an increase in capital stock - filed on February 24, 1965

Certificate of Amendment of the Organization Certificate providing for a decrease in capital stock - filed January 24, 1967

Restated Organization Certificate - filed June 1, 1971

Certificate of Amendment of the Organization Certificate providing for an increase in capital stock - filed October 29, 1976

Certificate of Amendment of the Organization Certificate providing for an increase in capital stock - filed December 22, 1977

Certificate of Amendment of the Organization Certificate providing for an increase in capital stock - filed August 5, 1980

Restated Organization Certificate - filed July 1, 1982

Certificate of Amendment of the Organization Certificate providing for an increase in capital stock - filed December 27, 1984

Certificate of Amendment of the Organization Certificate providing for an increase in capital stock - filed September 18, 1986

New York State

Department of Financial Services

Certificate of Amendment of the Organization Certificate providing for a minimum and maximum number of directors - filed January 22, 1990

Certificate of Amendment of the Organization Certificate providing for an increase in capital stock - filed June 28, 1990

Restated Organization Certificate - filed August 20, 1990

Certificate of Amendment of the Organization Certificate providing for an increase in capital stock - filed June 26, 1992

Certificate of Amendment of the Organization Certificate providing for an increase in capital stock - filed March 28, 1994

Certificate of Amendment of the Organization Certificate providing for an increase in capital stock - filed June 23, 1995

Certificate of Amendment of the Organization Certificate providing for an increase in capital stock - filed December 27, 1995

Certificate of Amendment of the Organization Certificate providing for an increase in capital stock - filed March 21, 1996

Certificate of Amendment of the Organization Certificate providing for an increase in capital stock - filed December 27, 1996

Certificate of Amendment to the Organization Certificate providing for an increase in capital stock – filed June 27, 1997

Certificate of Amendment to the Organization Certificate providing for an increase in capital stock – filed September 26, 1997

Certificate of Amendment to the Organization Certificate providing for an increase in capital stock – filed December 29, 1997

Certificate of Amendment to the Organization Certificate providing for an increase in capital stock – filed March 26, 1998

Certificate of Amendment to the Organization Certificate providing for an increase in capital stock – filed June 23, 1998

New York State

Department of Financial Services

Restated Organization Certificate - filed August 31, 1998

Certificate of Amendment to the Organization Certificate providing for an increase in capital stock – filed September 25, 1998

Certificate of Amendment to the Organization Certificate providing for an increase in capital stock – filed December 18, 1998

Certificate of Amendment to the Organization Certificate providing for a change in the number of directors – filed September 3, 1999

Certificate of Amendment of the Organization Certificate providing for a change of name to DEUTSCHE BANK TRUST COMPANY AMERICAS – filed March 14, 2002; and

THAT, no amendments to its Restated Organization Certificate have been filed in the Office of the Superintendent of Financial Services except those set forth above; and

I DO FURTHER CERTIFY THAT, DEUTSCHE BANK TRUST COMPANY AMERICAS is validly existing as a banking organization with its principal office and place of business located at 60 Wall Street, New York, New York.

WITNESS, my hand and official seal of the Department of Financial Services at the City of New York, this 10th day of August in the Year two thousand and twelve.

Deputy Superintendent Licensed Financial Services

State of New York County of New York
Sworn to and subscribed before me this 10th day of August 2012.

CHRISTINE M. TOMCZAK Notary Public, State of New York No. 02TO6071549 Qualified in Suffolk County Commission Expires March 18, 2014

Exhibit 2

State of New York.

Banking Department.

Know all Men by these Presents, That I, FREDERICK D. KILBURN, Superintendent of Banks of the State of New York, do hereby Certify that the following named persons, to wit:

JAMES A. BLAIR, JAMES G. CANNON, E.C. CONVERSE, H.P. DAVISON, G.W. GARTH, A. BARTON HEPBURN, WILLIAM LOGAN, G.W. McGARRABY, G.W. PERKINS, Wm. H. PORTER, J.F. THOMPSON, ALBERT H. WIGGIN, SAMUEL WOOLVERTON, E.F.C. YOUNO, have filed in this Department an Organization Certificate of the BANKERS TRUST COMPANY to be located in the city of NEW YORK in the county of NEW YORK and have complied with the provisions of chapter 689 of the Laws of 1892, entitled “An Act in relation to Banking Corporations,” and with all the requirements of law.

That in pursuance of the authority conferred upon me by law, I do hereby authorize the above named persons to become and transact the business of a trust company under the title of BANKERS TRUST COMPANY with a Capital Stock of ONE MILLION ($1,000,000.00) Dollars, in accordance with such Certificate of Organization and the Laws of this State, and that such business may be safely intrusted to it.

In Witness Whereof, I have hereunto set my hand and affixed my official Seal, this 24th day of March, in the year one thousand nine hundred and three.

Superintendent.

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State of New York

Banking Department

I, DAVID S. FREDSALL, Deputy Superintendent of Banks of the State of New York, DO HEREBY CERTIFY;

THAT, DEUTSCHE BANK TRUST COMPANY AMERICAS, is a corporation duly organized and existing under the laws of the State of New York and has its principal office and place of business at 60 Watt Street, New York, New York. Such corporation is validly existing as a banking organization under the Banking Law of the State of New York. The authorization certificate of such corporation has not been revoked or suspended and such corporation is a subsisting trust company under the supervision of this Department.

WITNESS, my hand and official seal of the Banking Department at the City of New York, this 17th day of March in the Year two thousand and nine.

Deputy Superintendent of Banks

Exhibit 4

DEUTSCHE BANK TRUST COMPANY AMERICAS

BY-LAWS

JULY 24, 2014

BY-LAWS

OF

DEUTSCHE BANK TRUST COMPANY AMERICAS

ARTICLE I

MEETINGS OF STOCKHOLDERS

SECTION 1. The annual meeting of the stockholders of this Company shall be held at the office of the Company in the Borough of Manhattan, City of New York, in January of each year, for the election of directors and such other business as may properly come before said meeting.

SECTION 2. Special meetings of stockholders other than those regulated by statute may be called at any time by a majority of the directors. It shall be the duty of the Chairman of the Board, the Chief Executive Officer, the President or any Co-President to call such meetings whenever requested in writing to do so by stockholders owning a majority of the capital stock.

SECTION 3. At all meetings of stockholders, there shall be present, either in person or by proxy, stockholders owning a majority of the capital stock of the Company, in order to constitute a quorum, except at special elections of directors, as provided by law, but less than a quorum shall have power to adjourn any meeting.

SECTION 4. The Chairman of the Board or, in his absence, the Chief Executive Officer or, in his absence, the President or any Co-President or, in their absence, the senior officer present, shall preside at meetings of the stockholders and shall direct the proceedings and the order of business. The Secretary shall act as secretary of such meetings and record the proceedings.

ARTICLE II

DIRECTORS

SECTION 1. The affairs of the Company shall be managed and its corporate powers exercised by a Board of Directors consisting of such number of directors, but not less than seven nor more than fifteen, as may from time to time be fixed by resolution adopted by a majority of the directors then in office, or by the stockholders. In the event of any increase in the number of directors, additional directors may be elected within the limitations so fixed, either by the stockholders or within the limitations imposed by law, by a majority of directors then in office. One-third of the number of directors, as fixed from time to time, shall constitute a quorum. Any one or more members of the Board of Directors or any Committee thereof may participate in a meeting of the Board of Directors or Committee thereof by means of a conference telephone, video conference or similar communications equipment which allows all persons participating in the meeting to hear each other at the same time. Participation by such means shall constitute presence in person at such a meeting.

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All directors hereafter elected shall hold office until the next annual meeting of the stockholders and until their successors are elected and have qualified.

No Officer-Director who shall have attained age 65, or earlier relinquishes his responsibilities and title, shall be eligible to serve as a director.

SECTION 2. Vacancies not exceeding one-third of the whole number of the Board of Directors may be filled by the affirmative vote of a majority of the directors then in office, and the directors so elected shall hold office for the balance of the unexpired term.

SECTION 3. The Chairman of the Board shall preside at meetings of the Board of Directors. In his absence, the Chief Executive Officer or, in his absence the President or any Co-President or, in their absence such other director as the Board of Directors from time to time may designate shall preside at such meetings.

SECTION 4. The Board of Directors may adopt such Rules and Regulations for the conduct of its meetings and the management of the affairs of the Company as it may deem proper, not inconsistent with the laws of the State of New York, or these By-Laws, and all officers and employees shall strictly adhere to, and be bound by, such Rules and Regulations.

SECTION 5. Regular meetings of the Board of Directors and its Executive Committee shall be held as often as may be required under applicable law. Special meetings of the Board of Directors may be called upon at least two days’ notice whenever it may be deemed proper by the Chairman of the Board, or the Chief Executive Officer, or the President or any Co-President, or in their absence, by such other director as the Board of Directors may have designated pursuant to Section 3 of this Article, and shall be called upon like notice whenever any three of the directors so request in writing.

SECTION 6. The compensation of directors as such or as members of committees shall be fixed from time to time by resolution of the Board of Directors.

ARTICLE III

COMMITTEES

SECTION 1. There shall be an Executive Committee of the Board consisting of not less than five directors who shall be appointed annually by the Board of Directors. The Chairman of the Board shall preside at meetings of the Executive Committee. In his absence, the Chief Executive Officer or, in his absence, the President or any Co-President or, in their absence, such other member of the Committee as the Committee from time to time may designate shall preside at such meetings.

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The Executive Committee shall possess and exercise to the extent permitted by law all of the powers of the Board of Directors, except when the latter is in session, and shall keep minutes of its proceedings, which shall be presented to the Board of Directors at its next subsequent meeting. All acts done and powers and authority conferred by the Executive Committee from time to time shall be and be deemed to be, and may be certified as being, the act and under the authority of the Board of Directors.

A majority of the Committee shall constitute a quorum, but the Committee may act only by the concurrent vote of not less than one-third of its members, at least one of who must be a director other than an officer. Any one or more directors, even though not members of the Executive Committee, may attend any meeting of the Committee, and the member or members of the Committee present, even though less than a quorum, may designate any one or more of such directors as a substitute or substitutes for any absent member or members of the Committee, and each such substitute or substitutes shall be counted for quorum, voting, and all other purposes as a member or members of the Committee.

SECTION 2. There shall be an Audit Committee appointed annually by resolution adopted by a majority of the entire Board of Directors which shall consist of such number of directors, who are not also officers of the Company, as may from time to time be fixed by resolution adopted by the Board of Directors. The Chairman shall be designated by the Board of Directors, who shall also from time to time fix a quorum for meetings of the Committee. Such Committee shall conduct the annual directors’ examinations of the Company as required by the New York State Banking Law; shall review the reports of all examinations made of the Company by public authorities and report thereon to the Board of Directors; and shall report to the Board of Directors such other matters as it deems advisable with respect to the Company, its various departments and the conduct of its operations.

In the performance of its duties, the Audit Committee may employ or retain, from time to time, expert assistants, independent of the officers or personnel of the Company, to make studies of the Company’s assets and liabilities as the Committee may request and to make an examination of the accounting and auditing methods of the Company and its system of internal protective controls to the extent considered necessary or advisable in order to determine that the operations of the Company, including its fiduciary departments, are being audited by the General Auditor in such a manner as to provide prudent and adequate protection. The Committee also may direct the General Auditor to make such investigation as it deems necessary or advisable with respect to the Company, its various departments and the conduct of its operations. The Committee shall hold regular quarterly meetings and during the intervals thereof shall meet at other times on call of the Chairman.

SECTION 3. The Board of Directors shall have the power to appoint any other Committees as may seem necessary, and from time to time to suspend or continue the powers and duties of such Committees. Each Committee appointed pursuant to this Article shall serve at the pleasure of the Board of Directors.

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ARTICLE IV

OFFICERS

SECTION 1. The Board of Directors shall elect from among their number a Chairman of the Board and a Chief Executive Officer; and shall also elect a President, or two or more Co-Presidents, and may also elect, one or more Vice Chairmen, one or more Executive Vice Presidents, one or more Managing Directors, one or more Senior Vice Presidents, one or more Directors, one or more Vice Presidents, one or more General Managers, a Secretary, a Controller, a Treasurer, a General Counsel, a General Auditor, a General Credit Auditor, who need not be directors. The officers of the corporation may also include such other officers or assistant officers as shall from time to time be elected or appointed by the Board. The Chairman of the Board or the Chief Executive Officer or, in their absence, the President or any Co-President, or any Vice Chairman, may from time to time appoint assistant officers. All officers elected or appointed by the Board of Directors shall hold their respective offices during the pleasure of the Board of Directors, and all assistant officers shall hold office at the pleasure of the Board or the Chairman of the Board or the Chief Executive Officer or, in their absence, the President, or any Co-President or any Vice Chairman. The Board of Directors may require any and all officers and employees to give security for the faithful performance of their duties.

SECTION 2. The Board of Directors shall designate the Chief Executive Officer of the Company who may also hold the additional title of Chairman of the Board, or President, or any Co-President, and such person shall have, subject to the supervision and direction of the Board of Directors or the Executive Committee, all of the powers vested in such Chief Executive Officer by law or by these By-Laws, or which usually attach or pertain to such office. The other officers shall have, subject to the supervision and direction of the Board of Directors or the Executive Committee or the Chairman of the Board or, the Chief Executive Officer, the powers vested by law or by these By-Laws in them as holders of their respective offices and, in addition, shall perform such other duties as shall be assigned to them by the Board of Directors or the Executive Committee or the Chairman of the Board or the Chief Executive Officer.

The General Auditor shall be responsible, through the Audit Committee, to the Board of Directors for the determination of the program of the internal audit function and the evaluation of the adequacy of the system of internal controls. Subject to the Board of Directors, the General Auditor shall have and may exercise all the powers and shall perform all the duties usual to such office and shall have such other powers as may be prescribed or assigned to him from time to time by the Board of Directors or vested in him by law or by these By-Laws. He shall perform such other duties and shall make such investigations, examinations and reports as may be prescribed or required by the Audit Committee. The General Auditor shall have unrestricted access to all records and premises of the Company and shall delegate such authority to his subordinates. He shall have the duty to report to the Audit Committee on all matters concerning the internal audit program and the adequacy of the system of internal controls of the Company which he deems advisable or which the Audit Committee may request. Additionally, the General Auditor shall have the duty of reporting independently of all officers of the Company to the Audit Committee at least quarterly on any matters concerning the internal audit program and the adequacy of the system of internal controls of the Company that should be brought to the

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attention of the directors except those matters responsibility for which has been vested in the General Credit Auditor. Should the General Auditor deem any matter to be of special immediate importance, he shall report thereon forthwith to the Audit Committee. The General Auditor shall report to the Chief Financial Officer only for administrative purposes.

The General Credit Auditor shall be responsible to the Chief Executive Officer and, through the Audit Committee, to the Board of Directors for the systems of internal credit audit, shall perform such other duties as the Chief Executive Officer may prescribe, and shall make such examinations and reports as may be required by the Audit Committee. The General Credit Auditor shall have unrestricted access to all records and may delegate such authority to subordinates.

SECTION 3. The compensation of all officers shall be fixed under such plan or plans of position evaluation and salary administration as shall be approved from time to time by resolution of the Board of Directors.

SECTION 4. The Board of Directors, the Executive Committee, the Chairman of the Board, the Chief Executive Officer or any person authorized for this purpose by the Chief Executive Officer, shall appoint or engage all other employees and agents and fix their compensation. The employment of all such employees and agents shall continue during the pleasure of the Board of Directors or the Executive Committee or the Chairman of the Board or the Chief Executive Officer or any such authorized person; and the Board of Directors, the Executive Committee, the Chairman of the Board, the Chief Executive Officer or any such authorized person may discharge any such employees and agents at will.

ARTICLE V

INDEMNIFICATION OF DIRECTORS, OFFICERS AND OTHERS

SECTION 1. The Company shall, to the fullest extent permitted by Section 7018 of the New York Banking Law, indemnify any person who is or was made, or threatened to be made, a party to an action or proceeding, whether civil or criminal, whether involving any actual or alleged breach of duty, neglect or error, any accountability, or any actual or alleged misstatement, misleading statement or other act or omission and whether brought or threatened in any court or administrative or legislative body or agency, including an action by or in the right of the Company to procure a judgment in its favor and an action by or in the right of any other corporation of any type or kind, domestic or foreign, or any partnership, joint venture, trust, employee benefit plan or other enterprise, which any director or officer of the Company is servicing or served in any capacity at the request of the Company by reason of the fact that he, his testator or intestate, is or was a director or officer of the Company, or is serving or served such other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise in any capacity, against judgments, fines, amounts paid in settlement, and costs, charges and expenses, including attorneys’ fees, or any appeal therein; provided, however, that no indemnification shall be provided to any such person if a judgment or other final adjudication adverse to the director or officer establishes that (i) his acts were committed in bad faith or were the result of active and deliberate dishonesty and, in either case, were material to the cause of action so adjudicated, or (ii) he personally gained in fact a financial profit or other advantage to which he was not legally entitled.

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SECTION 2. The Company may indemnify any other person to whom the Company is permitted to provide indemnification or the advancement of expenses by applicable law, whether pursuant to rights granted pursuant to, or provided by, the New York Banking Law or other rights created by (i) a resolution of stockholders, (ii) a resolution of directors, or (iii) an agreement providing for such indemnification, it being expressly intended that these By-Laws authorize the creation of other rights in any such manner.

SECTION 3. The Company shall, from time to time, reimburse or advance to any person referred to in Section 1 the funds necessary for payment of expenses, including attorneys’ fees, incurred in connection with any action or proceeding referred to in Section 1, upon receipt of a written undertaking by or on behalf of such person to repay such amount(s) if a judgment or other final adjudication adverse to the director or officer establishes that (i) his acts were committed in bad faith or were the result of active and deliberate dishonesty and, in either case, were material to the cause of action so adjudicated, or (ii) he personally gained in fact a financial profit or other advantage to which he was not legally entitled.

SECTION 4. Any director or officer of the Company serving (i) another corporation, of which a majority of the shares entitled to vote in the election of its directors is held by the Company, or (ii) any employee benefit plan of the Company or any corporation referred to in clause (i) in any capacity shall be deemed to be doing so at the request of the Company. In all other cases, the provisions of this Article V will apply (i) only if the person serving another corporation or any partnership, joint venture, trust, employee benefit plan or other enterprise so served at the specific request of the Company, evidenced by a written communication signed by the Chairman of the Board, the Chief Executive Officer, the President or any Co-President, and (ii) only if and to the extent that, after making such efforts as the Chairman of the Board, the Chief Executive Officer, the President or any Co-President shall deem adequate in the circumstances, such person shall be unable to obtain indemnification from such other enterprise or its insurer.

SECTION 5. Any person entitled to be indemnified or to the reimbursement or advancement of expenses as a matter of right pursuant to this Article V may elect to have the right to indemnification (or advancement of expenses) interpreted on the basis of the applicable law in effect at the time of occurrence of the event or events giving rise to the action or proceeding, to the extent permitted by law, or on the basis of the applicable law in effect at the time indemnification is sought.

SECTION 6. The right to be indemnified or to the reimbursement or advancement of expense pursuant to this Article V (i) is a contract right pursuant to which the person entitled thereto may bring suit as if the provisions hereof were set forth in a separate written contract between the Company and the director or officer, (ii) is intended to be retroactive and shall be available with respect to events occurring prior to the adoption hereof, and (iii) shall continue to exist after the rescission or restrictive modification hereof with respect to events occurring prior thereto.

6

SECTION 7. If a request to be indemnified or for the reimbursement or advancement of expenses pursuant hereto is not paid in full by the Company within thirty days after a written claim has been received by the Company, the claimant may at any time thereafter bring suit against the Company to recover the unpaid amount of the claim and, if successful in whole or in part, the claimant shall be entitled also to be paid the expenses of prosecuting such claim. Neither the failure of the Company (including its Board of Directors, independent legal counsel, or its stockholders) to have made a determination prior to the commencement of such action that indemnification of or reimbursement or advancement of expenses to the claimant is proper in the circumstance, nor an actual determination by the Company (including its Board of Directors, independent legal counsel, or its stockholders) that the claimant is not entitled to indemnification or to the reimbursement or advancement of expenses, shall be a defense to the action or create a presumption that the claimant is not so entitled.

SECTION 8. A person who has been successful, on the merits or otherwise, in the defense of a civil or criminal action or proceeding of the character described in Section 1 shall be entitled to indemnification only as provided in Sections 1 and 3, notwithstanding any provision of the New York Banking Law to the contrary.

ARTICLE VI

SEAL

SECTION 1. The Board of Directors shall provide a seal for the Company, the counterpart dies of which shall be in the charge of the Secretary of the Company and such officers as the Chairman of the Board, the Chief Executive Officer or the Secretary may from time to time direct in writing, to be affixed to certificates of stock and other documents in accordance with the directions of the Board of Directors or the Executive Committee.

SECTION 2. The Board of Directors may provide, in proper cases on a specified occasion and for a specified transaction or transactions, for the use of a printed or engraved facsimile seal of the Company.

ARTICLE VII

CAPITAL STOCK

SECTION 1. Registration of transfer of shares shall only be made upon the books of the Company by the registered holder in person, or by power of attorney, duly executed, witnessed and filed with the Secretary or other proper officer of the Company, on the surrender of the certificate or certificates of such shares properly assigned for transfer.

7

ARTICLE VIII

CONSTRUCTION

SECTION 1. The masculine gender, when appearing in these By-Laws, shall be deemed to include the feminine gender.

ARTICLE IX

AMENDMENTS

SECTION 1. These By-Laws may be altered, amended or added to by the Board of Directors at any meeting, or by the stockholders at any annual or special meeting, provided notice thereof has been given.

8

Exhibit 6

March 7, 1980

Securities and Exchange Commission

Washington, D.C. 20549

Gentlemen:

In accordance with Section 321(b) of the Trust Indenture Act of 1939, Bankers Trust Company does hereby consent as a condition precedent to the qualification of the Indenture dated as of March 1, 1980 for the Crystal Oil Company and any and of all future indentures to be qualified under the Act for which Bankers Trust Company will act as Trustee, that all reports of examination by Federal and State authorities including 1) the Federal Reserve Bank of New York, 2) the Federal Deposit Insurance Corporation and the New York State Banking Department may be furnished by such authorities to the Commission upon request therefor for the purposes and upon the conditions set forth in said Section 321.

Bankers Trust Company

By
Richard S. Denny
Secretary

Board of Governors of the Federal Reserve System	OMB Number 7100-0036
Federal Deposit Insurance Corporation	OMB Number 3064-0052
Office of the Comptroller of the Currency	OMB Number 1557-0081
Approval expires March 31, 2018
Page 1 of 85

Federal Financial Institutions Examination Council

Consolidated Reports of Condition and Income for a Bank with Domestic Offices Only—FFIEC 041

Report at the close of business March 31, 2016

This report is required by law: 12 U.S.C. § 324 (State member banks); 12 U.S.C. §1817 (State nonmember banks); 12 U.S.C. §161 (National banks); and 12 U.S.C. §1464 (Savings associations).

            20160331

  (RCON 9999)

Unless the context indicates otherwise, the term “bank” in this report form refers to both banks and savings associations.

This report form is to be filed by banks with domestic offices only. Banks with foreign offices (as defined in the instructions) must file FFIEC 031.

NOTE: Each bank’s board of directors and senior management are responsible for establishing and maintaining an effective system of internal control, including controls over the Reports of Condition and Income. The Reports of Condition and Income are to be prepared in accordance with federal regulatory authority instructions. The Reports of Condition and Income must be signed by the Chief Financial Officer (CFO) of the reporting bank (or by the individual performing an equivalent function) and attested to by not less than two directors (trustees) for state nonmember banks and three directors for state member banks, national banks, and savings associations.

I, the undersigned CFO (or equivalent) of the named bank, attest that the Reports of Condition and Income (including the supporting schedules)

for this report date have been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and are true and correct to the best of my knowledge and belief.

We, the undersigned directors (trustees), attest to the correctness of the Reports of Condition and Income (including the supporting schedules) for this report date and declare that the Reports of Condition and Income have been examined by us and to the best of our knowledge and belief have been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and are true and correct.

Signature of Chief Financial Officer (or Equivalent)

Date of Signature

Director (Trustee)

Director (Trustee)

Director (Trustee)

Submission of Reports

Each bank must file its Reports of Condition and Income (Call Report) data by either:

(a)	Using computer software to prepare its Call Report and then submitting the report data directly to the FFIEC’s Central Data Repository (CDR), an Internet-based system for data collection (https://cdr.ffiec.gov/cdr/), or

(b)	Completing its Call Report in paper form and arranging with a software vendor or another party to convert the data into the electronic format that can be processed by the CDR. The software vendor or other party then must electronically submit the bank’s data file to the CDR.

For technical assistance with submissions to the CDR, please contact the CDR Help Desk by telephone at (888) CDR-3111, by fax at (703) 774-3946, or by e-mail at CDR.Help@ffiec.gov.

FDIC Certificate Number	623
(RSSD 9050)

To fulfill the signature and attestation requirement for the Reports of Condition and Income for this report date, attach your bank’s completed signature page (or a photocopy or a computer generated version of this page) to the hard-copy record of the data file submitted to the CDR that your bank must place in its files.

The appearance of your bank’s hard-copy record of the submitted data file need not match exactly the appearance of the FFIEC’s sample report forms, but should show at least the caption of each Call Report item and the reported amount.

DEUTSCHE BANK TRUST COMPANY AMERICAS
Legal Title of Bank (RSSD 9017)

New York
City (RSSD 9130)

NY	10005
State Abbreviation (RSSD 9200)	Zip Code (RSSD 9220)

The estimated average burden associated with this information collection is 50.4 hours per respondent and is estimated to vary from 20 to 775 hours per response, depending on individual circumstances. Burden estimates include the time for reviewing instructions, gathering and maintaining data in the required form, and completing the information collection, but exclude the time for compiling and maintaining business records in the normal course of a respondent’s activities. A Federal agency may not conduct or sponsor, and an organization (or a person) is not required to respond to a collection of information, unless it displays a currently valid OMB control number. Comments concerning the accuracy of this burden estimate and suggestions for reducing this burden should be directed to the Office of Information and Regulatory Affairs, Office of Management and Budget, Washington, DC 20503, and to one of the following: Secretary, Board of Governors of the Federal Reserve System, 20th and C Streets, NW, Washington, DC 20551; Legislative and Regulatory Analysis Division, Office of the Comptroller of the Currency, Washington, DC 20219; Assistant Executive Secretary, Federal Deposit Insurance Corporation, Washington, DC 20429.

03/2016

FFIEC 041 Page 2 of 85

Consolidated Reports of Condition and Income for a Bank with Domestic Offices Only

Table of Contents

Signature Page	1

Contact Information	3, 4

Report of Income
Schedule RI—Income Statement	RI-1, 2, 3, 4
Schedule RI-A—Changes in Bank Equity Capital	RI-5
Schedule RI-B—Charge-offs and Recoveries on Loans and Leases and Changes in Allowance for Loan and Lease Losses	RI-5, 6, 7

Schedule RI-C—Disaggregated Data on the Allowance for Loan and Lease Losses (to be completed only by selected banks)	RI-8

Schedule RI-E—Explanations	RI-9, 10

Report of Condition
Schedule RC—Balance Sheet	RC-1, 2

Schedule RC-A—Cash and Balances Due from Depository Institutions (to be completed only by selected banks)	RC-3
Schedule RC-B—Securities	RC-3, 4, 5, 6, 7, 8

Schedule RC-C—Loans and Lease Financing Receivables:
Part I. Loans and Leases	RC-9, 10, 11, 12, 13, 14
Part II. Loans to Small Businesses and Small Farms	RC- 15, 16

Schedule RC-D—Trading Assets and Liabilities (to be completed only by selected banks)	RC- 17, 18, 19

Schedule RC-E—Deposit Liabilities	RC-20, 21, 22

Schedule RC-F—Other Assets	RC-23
Schedule RC-G—Other Liabilities	RC-23
Schedule RC-K—Quarterly Averages	RC-24

Schedule RC-L—Derivatives and Off-Balance-Sheet Items	RC-25, 26, 27, 28
Schedule RC-M—Memoranda	RC-29, 30, 31, 32, 33
Schedule RC-N—Past Due and Nonaccrual Loans, Leases, and Other Assets	RC-34, 35, 36, 37, 38, 39
Schedule RC-O—Other Data for Deposit Insurance and FICO Assessments	RC-40, 41, 42, 43, 44, 45

Schedule RC-P—1–4 Family Residential Mortgage Banking Activities (to be completed only by selected banks)	RC-46

Schedule RC-Q—Assets and Liabilities Measured at Fair Value on a Recurring Basis (to be completed only by selected banks)	RC-47, 48

Schedule RC-R—Regulatory Capital:
Part I. Regulatory Capital Components and Ratios	RC-49, 50, 51
Part II. Risk Weighted Assets	RC-52, 53, 54, 55, 56, 57, 58, 59, 60, 61, 62

Schedule RC-S—Servicing, Securitization, and Asset Sale Activities	RC-63, 64, 65
Schedule RC-T—Fiduciary and Related Services	RC-66, 67, 68, 69

Schedule RC-V—Variable Interest Entities	RC-70

Optional Narrative Statement Concerning the Amounts Reported in the Reports of Condition and Income	RC-71

For information or assistance, national banks, state nonmember banks, and savings associations should contact the FDIC’s Data Collection and Analysis Section, 550 17th Street, NW, Washington, DC 20429, toll free on (800) 688-FDIC(3342), Monday through Friday between 8:00 a.m. and 5:00 p.m., Eastern Time. State member banks should contact their Federal Reserve District Bank.

03/2015

FFIEC 041 Page 3 of 85

Contact Information for the Reports of Condition and Income

To facilitate communication between the Agencies and the bank concerning the Reports of Condition and Income, please provide contact information for (1) the Chief Financial Officer (or equivalent) of the bank signing the reports for this quarter, and (2) the person at the bank —other than the Chief Financial Officer (or equivalent) — to whom questions about the reports should be directed. If the Chief Financial Officer (or equivalent) is the primary contact for questions about the reports, please provide contact information for another person at the bank who will serve as a secondary contact for communications between the Agencies and the bank concerning the Reports of Condition and Income. Enter “none” for the contact’s e-mail address or fax number if not available. Contact information for the Reports of Condition and Income is for the confidential use of the Agencies and will not be released to the public.

Chief Financial Officer (or Equivalent)	Other Person to Whom Questions about the
Signing the Reports	Reports Should be Directed
George Oommen	Scott Iacono
Name (TEXT C490)	Name (TEXT C495)

CFO	Director
Title (TEXT C491)	Title (TEXT C496)

george.oommen@db.com	scott.iacono@db.com
E-mail Address (TEXT C492)	E-mail Address (TEXT 4086)

212-250-3020	212-250-8948
Area Code / Phone Number / Extension (TEXT C493)	Area Code / Phone Number / Extension (TEXT 8902)

212-797-0750	212-797-5376
Area Code / FAX Number (TEXT C494)	Area Code / FAX Number (TEXT 9116)

Emergency Contact Information

This information is being requested so the Agencies can distribute critical, time-sensitive information to emergency contacts at banks. Please provide primary contact information for a senior official of the bank who has decision-making authority. Also provide information for a secondary contact if available. Enter “none” for the contact’s e-mail address or fax number if not available. Emergency contact information is for the confidential use of the Agencies and will not be released to the public.

Primary Contact	Secondary Contact

Walter Bishop	Kristen Ciccimarra
Name (TEXT C366)	Name (TEXT C371)

Managing Director	Director
Title (TEXT C367)	Title (TEXT C372)

walter.bishop@db.com	kristen.ciccimarra@db.com
E-mail Address (TEXT C368)	E-mail Address (TEXT C373)

212-250-6873	212-250-3051
Area Code / Phone Number / Extension (TEXT C369)	Area Code / Phone Number / Extension (TEXT C374)

732-578-3981	212-553-2456
Area Code / FAX Number (TEXT C370)	Area Code / FAX Number (TEXT C375)

06/2012

FFIEC 041 Page 4 of 85

USA PATRIOT Act Section 314(a) Anti-Money Laundering Contact Information

This information is being requested to identify points-of-contact who are in charge of your bank’s USA PATRIOT Act Section 314(a) information requests. Bank personnel listed could be contacted by law enforcement officers or the Financial Crimes Enforcement Network (FinCEN) for additional information related to specific Section 314(a) search requests or other anti-terrorist financing and anti-money-laundering matters. Communications sent by FinCEN to the bank for purposes other than Section 314(a) notifications will state the intended purpose and should be directed to the appropriate bank personnel for review. Any disclosure of customer records to law enforcement officers or FinCEN must be done in compliance with applicable law, including the Right to Financial Privacy Act (12 U.S.C. 3401 et seq.).

Please provide information for a primary and secondary contact. Information for a third and fourth contact may be provided at the bank’s option. Enter “none” for the contact’s e-mail address if not available. This contact information is for the confidential use of the Agencies, FinCEN, and law enforcement officers and will not be released to the public.

Primary Contact	Secondary Contact

Jan Bornebusch	Wayne Salit
Name (TEXT C437)	Name (TEXT C442)

Managing Director	Director
Title (TEXT C438)	Title (TEXT C443)

jan.bornebusch@db.com	wayne.salit@db.com
E-mail Address (TEXT C439)	E-mail Address (TEXT C444)

212-250-3532	212-250-2285
Area Code / Phone Number / Extension (TEXT C440)	Area Code / Phone Number / Extension (TEXT C445)

Third Contact	Fourth Contact
Name (TEXT C870)	Name (TEXT C875)
Title (TEXT C871)	Title (TEXT C876)
E-mail Address (TEXT C872)	E-mail Address (TEXT C877)
Area Code / Phone Number / Extension (TEXT C873)	Area Code / Phone Number / Extension (TEXT C878)

06/2012

FFIEC 041 Page 5 of 85 RI-1

Consolidated Report of Income

for the period January 1, 2016–March 31, 2016

Schedule RI—Income Statement

Dollar Amounts in Thousands	RIAD	Bil | Mil | Thou
1. Interest income:
a. Interest and fee income on loans:
(1) Loans secured by real estate:
(a) Loans secured by 1–4 family residential properties	4435	23,000	1.a.(1)(a)
(b) All other loans secured by real estate	4436	24,000	1.a.(1)(b)
(2) Commercial and industrial loans	4012	18,000	1.a.(2)
(3) Loans to individuals for household, family, and other personal expenditures:
(a) Credit cards	B485	0	1.a.(3)(a)
(b) Other (includes revolving credit plans other than credit cards, automobile loans, and other consumer loans)	B486	0	1.a.(3)(b)
(4) Loans to foreign governments and official institutions	4056	0	1.a.(4)
(5) All other loans (1)	4058	46,000	1.a.(5)
(6) Total interest and fee income on loans (sum of items 1.a.(1)(a) through 1.a.(5))	4010	111,000	1.a.(6)
b. Income from lease financing receivables	4065	0	1.b.
c. Interest income on balances due from depository institutions (2)	4115	27,000	1.c.
d. Interest and dividend income on securities:
(1) U.S. Treasury securities and U.S. Government agency obligations (excluding mortgage-backed securities)	B488	0	1.d.(1)
(2) Mortgage-backed securities	B489	0	1.d.(2)
(3) All other securities (includes securities issued by states and political subdivisions in the U.S.)	4060	0	1.d.(3)
e. Interest income from trading assets	4069	0	1.e.
f. Interest income on federal funds sold and securities purchased under agreements to resell	4020	11,000	1.f.
g. Other interest income	4518	1,000	1.g.
h. Total interest income (sum of items 1.a.(6) through 1.g)	4107	150,000	1.h.
2. Interest expense:
a. Interest on deposits:
(1) Transaction accounts (interest-bearing demand deposits, NOW accounts, ATS accounts, and telephone and preauthorized transfer accounts)	4508	1,000	2.a.(1)
(2) Nontransaction accounts:
(a) Savings deposits (includes MMDAs)	0093	5,000	2.a.(2)(a)
(b) Time deposits of $100,000 or more	A517	6,000	2.a.(2)(b)
(c) Time deposits of less than $100,000	A518	0	2.a.(2)(c)
b. Expense of federal funds purchased and securities sold under agreements to repurchase	4180	0	2.b.
c. Interest on trading liabilities and other borrowed money	4185	0	2.c.

1.	Includes interest and fee income on “Loans to depository institutions and acceptances of other banks,” “Loans to finance agricultural production and other loans to farmers,” “Obligations (other than securities and leases) of states and political subdivisions in the U.S.,” and “Loans to nondepository financial institutions and other loans.”
2.	Includes interest income on time certificates of deposit not held for trading.

03/2016

FFIEC 041 Page 6 of 85 RI-2

Schedule RI—Continued

			Year-to-date
Dollar Amounts in Thousands			RIAD	Bil | Mil | Thou
2. Interest expense (continued):
d. Interest on subordinated notes and debentures			4200	0	2.d.
e. Total interest expense (sum of items 2.a through 2.d)			4073	12,000	2.e.
3. Net interest income (item 1.h minus 2.e)	4074	138,000			3.
4. Provision for loan and lease losses	4230	5,000			4.
5. Noninterest income:
a. Income from fiduciary activities (1)			4070	110,000	5.a.
b. Service charges on deposit accounts			4080	22,000	5.b.
c. Trading revenue (2)			A220	0	5.c.
d. (1) Fees and commissions from securities brokerage			C886	0	5.d.	(1)
(2) Investment banking, advisory, and underwriting fees and commissions			C888	6,000	5.d.	(2)
(3) Fees and commissions from annuity sales			C887	0	5.d.	(3)
(4) Underwriting income from insurance and reinsurance activities			C386	0	5.d.	(4)
(5) Income from other insurance activities			C387	0	5.d.	(5)
e. Venture capital revenue			B491	0	5.e.
f. Net servicing fees			B492	0	5.f.
g. Net securitization income			B493	0	5.g.
h. Not applicable
i. Net gains (losses) on sales of loans and leases			5416	0	5.i.
j. Net gains (losses) on sales of other real estate owned			5415	0	5.j.
k. Net gains (losses) on sales of other assets (excluding securities)			B496	0	5.k.
l. Other noninterest income*			B497	114,000	5.l.
m. Total noninterest income (sum of items 5.a through 5.l)	4079	252,000			5.m.
6. a. Realized gains (losses) on held-to-maturity securities	3521	0			6.a.
b. Realized gains (losses) on available-for-sale securities	3196	0			6.b.
7. Noninterest expense:
a. Salaries and employee benefits			4135	50,000	7.a.
b. Expenses of premises and fixed assets (net of rental income) (excluding salaries and employee benefits and mortgage interest)			4217	13,000	7.b.
c. (1) Goodwill impairment losses			C216	0	7.c.	(1)
(2) Amortization expense and impairment losses for other intangible assets			C232	7,000	7.c.	(2)
d. Other noninterest expense*			4092	186,000	7.d.
e. Total noninterest expense (sum of items 7.a through 7.d)	4093	256,000			7.e.
8. Income (loss) before income taxes and extraordinary items and other adjustments (item 3 plus or minus items 4, 5.m, 6.a, 6.b, and 7.e)	4301	129,000			8.
9. Applicable income taxes (on item 8)	4302	52,000			9.
10. Income (loss) before extraordinary items and other adjustments (item 8 minus item 9)	4300	77,000			10.
11. Extraordinary items and other adjustments, net of income taxes*	4320	0			11.
12. Net income (loss) attributable to bank and noncontrolling (minority) interests (sum of items 10 and 11)	G104	77,000			12.
13. LESS: Net income (loss) attributable to noncontrolling (minority) interests (if net income, report as a positive value; if net loss, report as a negative value)	G103	0			13.
14. Net income (loss) attributable to bank (item 12 minus item 13)	4340	77,000			14.

*	Describe on Schedule RI-E—Explanations.
1.	For banks required to complete Schedule RC-T, items 14 through 22, income from fiduciary activities reported in Schedule RI, item 5.a, must equal the amount reported in Schedule RC-T, item 22.
2.	For banks required to complete Schedule RI, Memorandum item 8, trading revenue reported in Schedule RI, item 5.c, must equal the sum of Memorandum items 8.a through 8.e.

NOTE: The concept of extraordinary items has been eliminated from U.S. generally accepted accounting principles for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2015. References to extraordinary items in the captions for Schedule RI, items 8, 10, and 11, will be removed at a later date.

03/2016

FFIEC 041 Page 7 of 85 RI-3

Schedule RI—Continued

Memoranda

	Year-to-date
Dollar Amounts in Thousands	RIAD	Bil | Mil | Thou
1. Interest expense incurred to carry tax-exempt securities, loans, and leases acquired after August 7, 1986, that is not deductible for federal income tax purposes	4513	0	M.1.
Memorandum item 2 is to be completed by banks with $1 billion or more in total assets (1)
2. Income from the sale and servicing of mutual funds and annuities (included in Schedule RI, item 8)	8431	0	M.2.
3. Income on tax-exempt loans and leases to states and political subdivisions in the U.S. (included in Schedule RI, items 1.a and 1.b)	4313	0	M.3.
4. Income on tax-exempt securities issued by states and political subdivisions in the U.S. (included in Schedule RI, item 1.d.(3))	4507	0	M.4.

		Number
5. Number of full-time equivalent employees at end of current period (round to nearest whole number)	4150	694	M.5.
Memorandum item 6 is to be completed by: (1)
• banks with $300 million or more in total assets, and
• banks with less than $300 million in total assets that have loans to finance agricultural product and other loans to farmers (Schedule RC-C, Part I, item 3) exceeding 5 percent of total loans
6. Interest and fee income on loans to finance agricultural production and other loans to farmers (included in Schedule RI, item 1.a.(5))	4024	0	M.6.

	RIAD	YYYY | MM | DD
7. If the reporting institution has applied push down accounting this calendar year, report the date of the institution’s acquisition (see instructions) (2)	9106	00000000	M.7.
8. Trading revenue (from cash instruments and derivative instruments) (sum of Memorandum items 8.a through 8.e must equal Schedule RI, item 5. c):

	RIAD	Bil | Mil | Thou
Memorandum items 8.a through 8.e are to be completed by banks that reported average trading assets (Schedule RC-K, item 7) of $2 million or more for any quarter of the preceding calendar year.
a. Interest rate exposures	8757	0	M.8.a.
b. Foreign exchange exposures	8758	0	M.8.b.
c. Equity security and index exposures	8759	0	M.8.c.
d. Commodity and other exposures	8760	0	M.8.d.
e. Credit exposures	F186	0	M.8.e.
Memorandum items 8.f and 8.g are to be completed by banks with $100 billion or more in total assets that are required to complete Schedule RI, Memorandum items 8.a through 8.e, above. (1)
f. Impact on trading revenue of changes in the creditworthiness of the bank’s derivatives counterparties on the bank’s derivative assets (included in Memorandum items 8.a through 8.e above)	K090	NA	M.8.f.
g. Impact on trading revenue of changes in the creditworthiness of the bank on the bank’s derivative liabilities (included in Memorandum items 8.a through 8.e above)	K094	NA	M.8.g.
9. Net gains (losses) recognized in earnings on credit derivatives that economically hedge credit exposures held outside the trading account:
a. Net gains (losses) on credit derivatives held for trading	C889	0	M.9.a.
b. Net gains (losses) on credit derivatives held for purposes other than trading	C890	0	M.9.b.
10. To be completed by banks with $300 million or more in total assets: (1)
Credit losses on derivatives (see instructions)	A251	0	M.10.

	RIAD	Yes No
11. Does the reporting bank have a Subchapter S election in effect for federal income tax purposes for the current tax year?	A530	x	M.11

1.	The asset size tests and the 5 percent of total loans test are generally based on the total assets and total loans reported in the June 30, 2015, Report of Condition.
2.	For example, a bank acquired on March 1, 2016, would report 20160301.

03/2016

FFIEC 041 Page 8 of 85 RI-4

Schedule RI—Continued

Memoranda—Continued

	Year-to-date
Dollar Amounts in Thousands	RIAD	Bil | Mil | Thou
Memorandum item 12 is to be completed by banks that are required to complete Schedule RC-C, Part I, Memorandum items 8.b and 8.c.
12. Noncash income from negative amortization on closed-end loans secured by 1–4 family residential properties (included in Schedule RI, item 1.a.(1)(a))	F228	NA	M.12.
Memorandum item 13 is to be completed by banks that have elected to account for assets and liabilities under a fair value option.
13. Net gains (losses) recognized in earnings on assets and liabilities that are reported at fair value under a fair value option:
a. Net gains (losses) on assets	F551	0	M.13.a.
(1) Estimated net gains (losses) on loans attributable to changes in instrument-specific credit risk	F552	0	M.13.a.(1)
b. Net gains (losses) on liabilities	F553	0	M.13.b.
(1) Estimated net gains (losses) on liabilities attributable to changes in instrument-specific credit risk	F554	0	M.13.b.(1)
14. Other-than-temporary impairment losses on held-to-maturity and available-for-sale debt securities:
a. Total other-than-temporary impairment losses	J319	0	M.14.a.
b. Portion of losses recognized in other comprehensive income (before income taxes)	J320	0	M.14.b.
c. Net impairment losses recognized in earnings (included in Schedule RI, items 6.a and 6.b) (Memorandum item 14.a minus Memorandum item 14.b)	J321	0	M.14.c.
Memorandum item 15 is to be completed by institutions with $1 billion or more in total assets (1) that answered “Yes” to Schedule RC-E, Memorandum item 5.
15. Components of service charges on deposit accounts in domestic offices (sum of Memorandum items 15.a through 15.d must equal Schedule RI, item 5.b):

a. Consumer overdraft-related service charges levied on those transaction account and nontransaction savings account deposit products intended primarily for individuals for personal, household, or family use

	H032	NA	M.15.a.

b. Consumer account periodic maintenance charges levied on those transaction account and nontransaction savings account deposit products intended primarily for individuals for personal, household, or family use

	H033	NA	M.15.b.

c. Consumer customer automated teller machine (ATM) fees levied on those transaction account and nontransaction savings account deposit products intended primarily for individuals for personal, household, or family use

	H034	NA	M.15.c.
d. All other service charges on deposit accounts	H035	NA	M.15.d.

1.	The $1 billion asset size test is generally based on the total assets reported on the June 30, 2015, Report of Condition.

03/2016

FFIEC 041 Page 9 of 85 RI-5

Schedule RI-A—Changes in Bank Equity Capital

Dollar Amounts in Thousands	RIAD	Bil | Mil | Thou
1. Total bank equity capital most recently reported for the December 31, 2015, Reports of Condition and Income (i.e., after adjustments from amended Reports of Income)	3217	8,789,000	1.
2. Cumulative effect of changes in accounting principles and corrections of material accounting errors*	B507	0	2.
3. Balance end of previous calendar year as restated (sum of items 1 and 2)	B508	8,789,000	3.
4. Net income (loss) attributable to bank (must equal Schedule RI, item 14)	4340	77,000	4.
5. Sale, conversion, acquisition, or retirement of capital stock, net (excluding treasury stock transactions)	B509	1,000	5.
6. Treasury stock transactions, net	B510	0	6.
7. Changes incident to business combinations, net	4356	0	7.
8. LESS: Cash dividends declared on preferred stock	4470	0	8.
9. LESS: Cash dividends declared on common stock	4460	0	9.
10. Other comprehensive income (1)	B511	(2,000)	10.
11. Other transactions with stockholders (including a parent holding company)* (not included in items 5, 6, 8, or 9 above)	4415	0	11.
12. Total bank equity capital end of current period (sum of items 3 through 11) (must equal Schedule RC, item 27.a)	3210	8,865,000	12.

*	Describe on Schedule RI-E—Explanations.
1.	Includes, but is not limited to, changes in net unrealized holding gains (losses) on available-for-sale securities, changes in accumulated net gains (losses) on cash flow hedges, and pension and other postretirement plan-related changes other than net periodic benefit cost.

03/2016

FFIEC 041 Page 9 of 85 RI-5

Schedule RI-B—Charge-offs and Recoveries on Loans and Leases and Changes in Allowance for Loan and Lease Losses

Part I. Charge-offs and Recoveries on Loans and Leases

Part I includes charge-offs and recoveries through the allocated transfer risk reserve.

	(Column A) Charge-offs (1)		(Column B) Recoveries
	Calendar Year-to-date
Dollar Amounts in Thousands	RIAD	Bil | Mil | Thou	RIAD	Bil | Mil | Thou
1. Loans secured by real estate:
a. Construction, land development, and other land loans:
(1) 1–4 family residential construction loans	C891	0	C892	0	1.a.(1)
(2) Other construction loans and all land development and other land loans	C893	0	C894	0	1.a.(2)
b. Secured by farmland	3584	0	3585	0	1.b.
c. Secured by 1–4 family residential properties:
(1) Revolving, open-end loans secured by 1–4 family residential properties and extended under lines of credit	5411	0	5412	0	1.c.(1)
(2) Closed-end loans secured by 1–4 family residential properties:
(a) Secured by first liens	C234	0	C217	0	1.c.(2)(a)
(b) Secured by junior liens	C235	3,000	C218	0	1.c.(2)(b)
d. Secured by multifamily (5 or more) residential properties	3588	0	3589	0	1.d.
e. Secured by nonfarm nonresidential properties:
(1) Loans secured by owner-occupied nonfarm nonresidential properties	C895	0	C896	0	1.e.(1)
(2) Loans secured by other nonfarm nonresidential properties	C897	0	C898	0	1.e.(2)
2. Loans to depository institutions and acceptances of other banks	4481	0	4482	0	2.
3. Not applicable
4. Commercial and industrial loans	4638	16,000	4608	0	4.

1.	Include write-downs arising from transfers of loans to a held-for-sale account.

03/2016

FFIEC 041 Page 10 of 85 RI-6

Schedule RI-B—Continued

Part I—Continued

	(Column A) Charge-offs (1)		(Column B) Recoveries
	Calendar Year-to-date
Dollar Amounts in Thousands	RIAD	Bil | Mil | Thou	RIAD	Bil | Mil | Thou
5. Loans to individuals for household, family, and other personal expenditures:
a. Credit cards	B514	0	B515	0	5.a.
b. Automobile loans	K129	0	K133	0	5.b.
c. Other (includes revolving credit plans other than credit cards and other consumer loans)	K205	0	K206	0	5.c.
6. Loans to foreign governments and official institutions	4643	0	4627	0	6.
7. All other loans (2)	4644	0	4628	0	7.
8. Lease financing receivables	4266	0	4267	0	8.
9. Total (sum of items 1 through 8)	4635	19,000	4605	0	9.

1.	Include write-downs arising from transfers of loans to a held-for-sale account.
2.	Includes charge-offs and recoveries on “Loans to finance agricultural production and other loans to farmers,” “Obligations (other than securities and leases) of states and political subdivisions in the U.S.,” and “Loans to nondepository financial institutions and other loans.”

Memoranda

	(Column A) Charge-offs (1)		(Column B) Recoveries
	Calendar Year-to-date
Dollar Amounts in Thousands	RIAD	Bil | Mil | Thou	RIAD	Bil | Mil | Thou
1. Loans to finance commercial real estate, construction, and land development activities (not secured by real estate) included in Schedule RI-B, Part I, items 4 and 7, above	5409	0	5410	0	M.1.
2. Memorandum items 2.a. through 2.d. are to be completed by banks with $300 million or more in total assets: (2)
a. Loans secured by real estate to non-U.S. addressees (domicile) (included in Schedule RI-B, Part I, item 1, above)	4652	0	4662	0	M.2.a.
b. Loans to and acceptances of foreign banks (included in Schedule RI-B, Part I, item 2, above)	4654	0	4664	0	M.2.b.
c. Commercial and industrial loans to non-U.S. addressees (domicile) (included in Schedule RI-B, Part I, item 4, above)	4646	0	4618	0	M.2.c.
d. Leases to individuals for household, family, and other personal expenditures (included in Schedule RI-B, Part I, item 8, above)	F185	0	F187	0	M.2.d.
3. Memorandum item 3 is to be completed by: (2)
• banks with $300 million or more in total assets, and
• banks with less than $300 million in total assets that have loans to finance agricultural production and other loans to farmers (Schedule RC-C, Part I, item 3) exceeding 5 percent of total loans:
Loans to finance agricultural production and other loans to farmers (included in Schedule RI-B, Part I, item 7, above)	4655	0	4665	0	M.3.

Memorandum item 4 is to be completed by banks that (1) together with affiliated institutions, have outstanding credit card receivables (as defined in the instructions) that exceed $500 million as of the report date, or (2) are credit card specialty banks as defined for Uniform Bank Performance Report purposes.

			Calendar Year-to-date
			RIAD	Bil | Mil | Thou
4. Uncollectible retail credit card fees and finance charges reversed against income (i.e., not included in charge-offs against the allowance for loan and lease losses)			C388	NA	M.4.

1.	Include write-downs arising from transfers of loans to a held-for-sale account.
2.	The $300 million asset size test and the 5 percent of total loans test are generally based on the total assets and total loans reported on the June 30, 2015, Report of Condition.

03/2016

FFIEC 041 Page 11 of 85 RI-7

Schedule RI-B—Continued

Part II. Changes in Allowance for Loan and Lease Losses

Dollar Amounts in Thousands	RIAD	Bil | Mil | Thou
1. Balance most recently reported for the December 31, 2015, Reports of Condition and Income (i.e., after adjustments from amended Reports of Income)	B522	42,000	1.
2. Recoveries (must equal Part I, item 9, column B, above)	4605	0	2.
3. LESS: Charge-offs (must equal Part I, item 9, column A, above less Schedule RI-B, Part II, item 4)	C079	19,000	3.
4. LESS: Write-downs arising from transfers of loans to a held-for-sale account	5523	0	4.
5. Provision for loan and lease losses (must equal Schedule RI, item 4)	4230	5,000	5.
6. Adjustments* (see instructions for this schedule)	C233	0	6.
7. Balance end of current period (sum of items 1, 2, 5, and 6, less items 3 and 4) (must equal Schedule RC, item 4.c)	3123	28,000	7.

*	Describe on Schedule RI-E—Explanations.

Memoranda

Dollar Amounts in Thousands	RIAD	Bil | Mil | Thou
1. Allocated transfer risk reserve included in Schedule RI-B, Part II, item 7, above	C435	0	M.1.

Memorandum items 2 and 3 are to be completed by banks that (1) together with affiliated institutions, have outstanding credit card receivables (as defined in the instructions) that exceed $500 million as of the report date, or (2) are credit card specialty banks as defined for Uniform Bank Performance Report purposes.

2. Separate valuation allowance for uncollectible retail credit card fees and finance charges	C389	NA	M.2.
3. Amount of allowance for loan and lease losses attributable to retail credit card fees and finance charges	C390	NA	M.3.
Memorandum item 4 is to be completed by all banks.
4. Amount of allowance for post-acquisition credit losses on purchased credit-impaired loans accounted for in accordance with FASB ASC 310-30 (former AICPA Statement of Position 03-3) (included in Schedule RI-B, Part II, item 7, above)	C781	0	M.4.

03/2016

FFIEC 041 Page 12 of 85 RI-8

Schedule RI-C—Disaggregated Data on the Allowance for Loan and Lease Losses

Schedule RI-C is to be completed by institutions with $1 billion or more in total assets. (1)

	(Column A) Recorded Investment: Individually Evaluated for Impairment and Determined to be Impaired (ASC 310-10-35)		(Column B) Allowance Balance: Individually Evaluated for Impairment and Determined to be Impaired (ASC 310-10-35)		(Column C) Recorded Investment: Collectively Evaluated for Impairment (ASC 450-20)		(Column D) Allowance Balance: Collectively Evaluated for Impairment (ASC 450-20)		(Column E) Recorded Investment: Purchased Credit-Impaired Loans (ASC 310-30)		(Column F) Allowance Balance: Purchased Credit-Impaired Loans (ASC 310-30)
Dollar Amounts in Thousands	RCON	Bil | Mil | Thou	RCON	Bil | Mil | Thou	RCON	Bil | Mil | Thou	RCON	Bil | Mil | Thou	RCON	Bil | Mil | Thou	RCON	Bil | Mil | Thou
1. Real estate loans:
a. Construction loans	M708	0	M709	0	M710	122,000	M711	0	M712	0	M713	0	1.a.
b. Commercial real estate loans	M714	15,000	M715	0	M716	2,995,000	M717	1,000	M719	0	M720	0	1.b.
c. Residential real estate loans	M721	58,000	M722	1,000	M723	3,816,000	M724	2,000	M725	0	M726	0	1.c.
2. Commercial loans (2)	M727	69,000	M728	9,000	M729	10,850,000	M730	15,000	M731	0	M732	0	2.
3. Credit cards	M733	0	M734	0	M735	0	M736	0	M737	0	M738	0	3.
4. Other consumer loans	M739	0	M740	0	M741	113,000	M742	0	M743	0	M744	0	4.
5. Unallocated, if any							M745	0					5.
6. Total (sum of items 1.a. through 5) (3)	M746	142,000	M747	10,000	M748	17,896,000	M749	18,000	M750	0	M751	0	6.

1.	The $1 billion asset size test is generally based on the total assets reported on the June 30, 2015, Report of Condition.
2.	Include all loans and leases not reported as real estate loans, credit cards, or other consumer loans in items 1, 3, or 4 of Schedule RI-C.
3.	The sum of item 6, columns B, D, and F, must equal Schedule RC, item 4.c. Item 6, column E, must equal Schedule RC-C, Part I, Memorandum item 7.b. Item 6, column F, must equal Schedule RI-B, Part II, Memorandum item 4.

03/2016

FFIEC 041 Page 13 of 85 RI-9

Schedule RI-E—Explanations

Schedule RI-E is to be completed each quarter on a calendar year-to-date basis.

Detail all adjustments in Schedule RI-A and RI-B, all extraordinary items and other adjustments in Schedule RI, and all significant items of other noninterest income and other noninterest expense in Schedule RI. (See instructions for details.)

			Year-to-date
Dollar Amounts in Thousands			RIAD	Bil | Mil | Thou
1. Other noninterest income (from Schedule RI, item 5.l)
Itemize and describe amounts greater than $25,000 that exceed 3 percent of Schedule RI, item 5.l:
a. Income and fees from the printing and sale of checks			C013	0	1.a.
b. Earnings on/increase in value of cash surrender value of life insurance			C014	0	1.b.
c. Income and fees from automated teller machines (ATMs)			C016	0	1.c.
d. Rent and other income from other real estate owned			4042	0	1.d.
e. Safe deposit box rent			C015	0	1.e.
f. Net change in the fair values of financial instruments accounted for under a fair value option			F229	0	1.f.
g. Bank card and credit card interchange fees			F555	0	1.g.
h. Gains on bargain purchases			J447	0	1.h.
TEXT i. 4461 Intercompany Revenue Allocation			4461	52,000	1.i.
TEXT j. 4462 Money Transfer Fees			4462	48,000	1.j.
TEXT k. 4463 Guarantee and Syndication Fees			4463	7,000	1.k.
2. Other noninterest expense (from Schedule RI, item 7.d)
Itemize and describe amounts greater than $25,000 that exceed 3 percent of Schedule RI, item 7.d:
a. Data processing expenses			C017	0	2.a.
b. Advertising and marketing expenses			0497	0	2.b.
c. Directors’ fees			4136	0	2.c.
d. Printing, stationery, and supplies			C018	0	2.d.
e. Postage			8403	0	2.e.
f. Legal fees and expenses			4141	0	2.f.
g. FDIC deposit insurance assessments			4146	7,000	2.g.
h. Accounting and auditing expenses			F556	0	2.h.
i. Consulting and advisory expenses			F557	0	2.i.
j. Automated teller machine (ATM) and interchange expenses			F558	0	2.j.
k. Telecommunications expenses			F559	9,000	2.k.
TEXT l. 4464 Intercompany Expense Allocation			4464	140,000	2.l.
TEXT m. 4467 Net losses on non-trading derivatives			4467	10,000	2.m.
TEXT n. 4468			4468	0	2.n.
3. Extraordinary items and other adjustments and applicable income tax effect (from Schedule RI, item 11) (itemize and describe all extraordinary items and other adjustments):
TEXT a. (1) 4469			4469	0	3.a.(1)
(2) Applicable income tax effect	4486	0			3.a.(2)
TEXT b. (1) 4487			4487	0	3.b.(1)
(2) Applicable income tax effect	4488	0			3.b.(2)
TEXT c. (1) 4489			4489	0	3.c.(1)
(2) Applicable income tax effect	4491	0			3.c.(2)

NOTE: The concept of extraordinary items has been eliminated from U.S. generally accepted accounting principles for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2015. References to extraordinary items in the caption for Schedule RI-E, item 3, will be removed at a later date.

03/2016

FFIEC 041 Page 14 of 85 RI-10

Schedule RI-E—Continued

	Year-to-date
Dollar Amounts in Thousands	RIAD	Bil | Mil | Thou
4. Cumulative effect of changes in accounting principles and corrections of material accounting errors (from Schedule RI-A, item 2) (itemize and describe all such effects):
TEXT a. B526	B526	0		4.a.
TEXT b. B527	B527	0		4.b.
5. Other transactions with stockholders (including a parent holding company) (from Schedule RI-A, item 11) (itemize and describe all such transactions):
TEXT a. 4498	4498	0		5.a.
TEXT b. 4499	4499	0		5.b.
6. Adjustments to allowance for loan and lease losses (from Schedule RI-B, Part II, item 6)
(itemize and describe all adjustments):
TEXT a. 4521	4521	0		6.a.
TEXT b. 4522	4522	0		6.b.
7. Other explanations (the space below is provided for the bank to briefly describe, at its option, any other significant items affecting the Report of Income):

	RIAD	Yes	No
Comments?	4769		x	7.

Other explanations (please type or print clearly; 750 character limit):

(TEXT 4769)

03/2014

Consolidated Report of Condition for Insured Banks and Savings Associations for March 31, 2016	FFIEC 041 Page 15 of 85 RC-1

All schedules are to be reported in thousands of dollars. Unless otherwise indicated, report the amount outstanding as of the last business day of the quarter.

Schedule RC—Balance Sheet

Dollar Amounts in Thousands			RCON	Tril | Bil | Mil | Thou
Assets
1. Cash and balances due from depository institutions (from Schedule RC-A):
a. Noninterest-bearing balances and currency and coin (1)			0081	1,265,000	1.a.
b. Interest-bearing balances (2)			0071	19,408,000	1.b.
2. Securities:
a. Held-to-maturity securities (from Schedule RC-B, column A)			1754	0	2.a.
b. Available-for-sale securities (from Schedule RC-B, column D)			1773	0	2.b.
3. Federal funds sold and securities purchased under agreements to resell:
a. Federal funds sold			B987	0	3.a.
b. Securities purchased under agreements to resell (3)			B989	11,777,000	3.b.
4. Loans and lease financing receivables (from Schedule RC-C):
a. Loans and leases held for sale			5369	0	4.a.
b. Loans and leases, net of unearned income	B528	18,038,000			4.b.
c. LESS: Allowance for loan and lease losses	3123	28,000			4.c.
d. Loans and leases, net of unearned income and allowance (item 4.b minus 4.c)			B529	18,010,000	4.d.
5. Trading assets (from Schedule RC-D)			3545	6,000	5.
6. Premises and fixed assets (including capitalized leases)			2145	15,000	6.
7. Other real estate owned (from Schedule RC-M)			2150	0	7.
8. Investments in unconsolidated subsidiaries and associated companies			2130	0	8.
9. Direct and indirect investments in real estate ventures			3656	0	9.
10. Intangible assets:
a. Goodwill			3163	0	10.a.
b. Other intangible assets (from Schedule RC-M)			0426	25,000	10.b.
11. Other assets (from Schedule RC-F)			2160	1,164,000	11.
12. Total assets (sum of items 1 through 11)			2170	51,670,000	12.
Liabilities
13. Deposits:
a. In domestic offices (sum of totals of columns A and C from Schedule RC-E)			2200	39,140,000	13.a.
(1) Noninterest-bearing (4)	6631	26,188,000			13.a.(1)
(2) Interest-bearing	6636	12,952,000			13.a.(2)
b. Not applicable
14. Federal funds purchased and securities sold under agreements to repurchase:
a. Federal funds purchased (5)			B993	1,260,000	14.a.
b. Securities sold under agreements to repurchase (6)			B995	0	14.b.
15. Trading liabilities (from Schedule RC-D)			3548	6,000	15.
16. Other borrowed money (includes mortgage indebtedness and obligations under capitalized leases) (from Schedule RC-M)			3190	5,000	16.
17. and 18. Not applicable
19. Subordinated notes and debentures (7)			32000		19.
20. Other liabilities (from Schedule RC-G)			2930	2,394,000	20.
21. Total liabilities (sum of items 13 through 20)			2948	42,805,000	21.
22. Not applicable

1.	Includes cash items in process of collection and unposted debits.
2.	Includes time certificates of deposit not held for trading.
3.	Includes all securities resale agreements, regardless of maturity.
4.	Includes noninterest-bearing demand, time, and savings deposits.
5.	Report overnight Federal Home Loan Bank advances in Schedule RC, item 16, “Other borrowed money.”
6.	Includes all securities repurchase agreements, regardless of maturity.
7.	Includes limited-life preferred stock and related surplus.

03/2016

Schedule RC—Continued	FFIEC 041 Page 16 of 85 RC-2

Dollar Amounts in Thousands	RCON	Tril | Bil | Mil | Thou
Equity Capital
Bank Equity Capital
23. Perpetual preferred stock and related surplus	3838	0	23.
24. Common stock	3230	2,127,000	24.
25. Surplus (exclude all surplus related to preferred stock)	3839	600,000	25.
26. a. Retained earnings	3632	6,139,000	26.a.
b. Accumulated other comprehensive income (1)	B530	(1,000)	26.b.
c. Other equity capital components (2)	A130	0	26.c.
27. a. Total bank equity capital (sum of items 23 through 26.c)	3210	8,865,000	27.a.
b. Noncontrolling (minority) interests in consolidated subsidiaries	3000	0	27.b.
28. Total equity capital (sum of items 27.a and 27.b)	G105	8,865,000	28.
29. Total liabilities and equity capital (sum of items 21 and 28)	3300	51,670,000	29.

Memoranda

To be reported with the March Report of Condition.

	RCON	Number
1 . Indicate in the box at the right the number of the statement below that best describes the most comprehensive level of auditing work performed for the bank by independent external auditors as of any date during 2015	6724	1	M.1.

1 =	Independent audit of the bank conducted in accordance with generally accepted auditing standards by a certified public accounting firm which submits a report on the bank
2 =	Independent audit of the bank’s parent holding company conducted in accordance with generally accepted auditing standards by a certified public accounting firm which submits a report on the consolidated holding company (but not on the bank separately)
3 =	Attestation on bank management’s assertion on the effectiveness of the bank’s internal control over financial reporting by a certified public accounting firm

4 =	Directors’ examination of the bank conducted in accordance with generally accepted auditing standards by a certified public accounting firm (may be required by state-chartering authority)
5 =	Directors’ examination of the bank performed by other external auditors (may be required by state-chartering authority)
6 =	Review of the bank’s financial statements by external auditors
7 =	Compilation of the bank’s financial statements by external auditors
8 =	Other audit procedures (excluding tax preparation work)
9 =	No external audit work

To be reported with the March Report of Condition.

	RCON	MM | DD
2. Bank’s fiscal year-end date	8678	1231	M.2.

1.	Includes, but is not limited to, net unrealized holding gains (losses) on available-for-sale securities, accumulated net gains (losses) on cash flow hedges, and accumulated defined benefit pension and other postretirement plan adjustments.
2.	Includes treasury stock and unearned Employee Stock Ownership Plan shares.

03/2016

Schedule RC-A—Cash and Balances Due From Depository Institutions	FFIEC 041 Page 17 of 85 RC-3

Schedule RC-A is to be completed only by banks with $300 million or more in total assets. (1)

Exclude assets held for trading.

Dollar Amounts in Thousands	RCON	Bil | Mil | Thou
1. Cash items in process of collection, unposted debits, and currency and coin:
a. Cash items in process of collection and unposted debits	0020	1,262,000	1.a.
b. Currency and coin	0080	2,000	1.b.
2. Balances due from depository institutions in the U.S:
a. U.S. branches and agencies of foreign banks	0083	0	2.a.
b. Other commercial banks in the U.S. and other depository institutions in the U.S	0085	4,000	2.b.
3. Balances due from banks in foreign countries and foreign central banks:
a. Foreign branches of other U.S. banks	0073	0	3.a.
b. Other banks in foreign countries and foreign central banks	0074	15,000	3.b.
4. Balances due from Federal Reserve Banks	0090	19,390,000	4.
5. Total (sum of items 1 through 4) (must equal Schedule RC, sum of items 1.a and 1.b)	0010	20,673,000	5.

1.	The $300 million asset size test is generally based on the total assets reported on the June 30, 2015, Report of Condition.

03/2016

Schedule RC-B—Securities	FFIEC 041 Page 17 of 85 RC-3

Exclude assets held for trading.

	Held-to-maturity				Available-for-sale
	(Column A) Amortized Cost		(Column B) Fair Value		(Column C) Amortized Cost		(Column D) Fair Value
Dollar Amounts in Thousands	RCON	Bil | Mil | Thou	RCON	Bil | Mil | Thou	RCON	Bil | Mil | Thou	RCON	Bil | Mil | Thou
1. U.S. Treasury securities	0211	0	0213	0	1286	0	1287	0	1.
2. U.S. Government agency obligations (exclude mort- gage-backed securities):
a. Issued by U.S. Government agencies (1)	1289	0	1290	0	1291	0	1293	0	2.a.
b. Issued by U.S. Government-sponsored agencies (2)	1294	0	1295	0	1297	0	1298	0	2.b.
3. Securities issued by states and political subdivisions in the U.S.	8496	0	8497	0	8498	0	8499	0	3.

1.	Includes Small Business Administration “Guaranteed Loan Pool Certificates,” U.S. Maritime Administration obligations, and Export–Import Bank participation certificates.
2.	Includes obligations (other than mortgage-backed securities) issued by the Farm Credit System, the Federal Home Loan Bank System, the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, the Financing Corporation, Resolution Funding Corporation, the Student Loan Marketing Association, and the Tennessee Valley Authority.

03/2016

FFIEC 041 Page 18 of 85 RC-4

Schedule RC-B—Continued

	Held-to-maturity				Available-for-sale
	(Column A) Amortized Cost		(Column B) Fair Value		(Column C) Amortized Cost		(Column D) Fair Value
Dollar Amounts in Thousands	RCON	Bil | Mil | Thou	RCON	Bil | Mil | Thou	RCON	Bil | Mil | Thou	RCON	Bil | Mil | Thou
4. Mortgage-backed securities (MBS):
a. Residential mortgage pass-through securities:
(1) Guaranteed by GNMA	G300	0	G301	0	G302	0	G303	0	4.a.(1)
(2) Issued by FNMA and FHLMC	G304	0	G305	0	G306	0	G307	0	4.a.(2)
(3) Other pass-through securities	G308	0	G309	0	G310	0	G311	0	4.a.(3)
b. Other residential mortgage-backed securities (include CMOs, REMICs, and stripped MBS):
(1) Issued or guaranteed by U.S. Government agencies or sponsored agencies (1)	G312	0	G313	0	G314	0	G315	0	4.b.(1)
(2) Collateralized by MBS issued or guaranteed by U.S. Government agencies or sponsored agencies (1)	G316	0	G317	0	G318	0	G319	0	4.b.(2)
(3) All other residential MBS	G320	0	G321	0	G322	0	G323	0	4.b.(3)
c. Commercial MBS
(1) Commercial mortgage pass-through securities:
(a) Issued or guaranteed by FNMA, FHLMC, or GNMA	K142	0	K143	0	K144	0	K145	0	4.c.(1)(a)
(b) Other pass-through securities	K146	0	K147	0	K148	0	K149	0	4.c.(1)(b)

1.	U.S. Government agencies include, but are not limited to, such agencies as the Government National Mortgage Association (GNMA), the Federal Deposit Insurance Corporation (FDIC), and the National Credit Union Administration (NCUA). U.S. Government-sponsored agencies include, but are not limited to, such agencies as the Federal Home Loan Mortgage Corporation (FHLMC) and the Federal National Mortgage Association (FNMA).

06/2012

FFIEC 041 Page 19 of 85 RC-5

Schedule RC-B—Continued

	Held-to-maturity				Available-for-sale
	(Column A) Amortized Cost		(Column B) Fair Value		(Column C) Amortized Cost		(Column D) Fair Value
Dollar Amounts in Thousands	RCON	Bil | Mil | Thou	RCON	Bil | Mil | Thou	RCON	Bil | Mil | Thou	RCON	Bil | Mil | Thou
4. c. (2) Other commercial MBS:
(a) Issued or guaranteed by U.S. Government agencies or sponsored agencies (1)	K150	0	K151	0	K152	0	K153	0	4.c.(2)(a)
(b) All other commercial MBS	K154	0	K155	0	K156	0	K157	0	4.c.(2)(b)
5. Asset-backed securities and structured financial products:
a. Asset-backed securities (ABS)	C026	0	C988	0	C989	0	C027	0	5.a.
b. Structured financial products:
(1) Cash	G336	0	G337	0	G338	0	G339	0	5.b.(1)
(2) Synthetic	G340	0	G341	0	G342	0	G343	0	5.b.(2)
(3) Hybrid	G344	0	G345	0	G346	0	G347	0	5.b.(3)
6. Other debt securities:
a. Other domestic debt securities	1737	0	1738	0	1739	0	1741	0	6.a.
b. Other foreign debt securities	1742	0	1743	0	1744	0	1746	0	6.b.
7. Investments in mutual funds and other equity securities with readily determinable fair values (2)					A510	0	A511	0	7.
8. Total (sum of items 1 through 7) (total of column A must equal Schedule RC, item 2.a) (total of column D must equal Schedule RC, item 2.b)	1754	0	1771	0	1772	0	1773	0	8.

1.	U.S. Government agencies include, but are not limited to, such agencies as the Government National Mortgage Association (GNMA), the Federal Deposit Insurance Corporation (FDIC), and the National Credit Union Administration (NCUA). U.S. Government-sponsored agencies include, but are not limited to, such agencies as the Federal Home Loan Mortgage Corporation (FHLMC) and the Federal National Mortgage Association (FNMA).
2.	Report Federal Reserve stock, Federal Home Loan Bank stock, and bankers’ bank stock in Schedule RC-F, item 4.

03/2014

FFIEC 041 Page 20 of 85 RC-6

Schedule RC-B—Continued

Memoranda

Dollar Amounts in Thousands	RCON	Bil | Mil | Thou
1. Pledged securities (1)	0416	0	M.1
2. Maturity and repricing data for debt securities (1), (2) (excluding those in nonaccrual status):

a. Securities issued by the U.S. Treasury, U.S. Government agencies, and states and political subdivisions in the U.S.; other non-mortgage debt securities; and mortgage pass-through securities other than those backed by closed-end first lien 1–4 family residential mortgages with a remaining maturity or next repricing date of: (3), (4)

(1) Three months or less	A549	0	M.2.a.(1)
(2) Over three months through 12 months	A550	0	M.2.a.(2)
(3) Over one year through three years	A551	0	M.2.a.(3)
(4) Over three years through five years	A552	0	M.2.a.(4)
(5) Over five years through 15 years	A553	0	M.2.a.(5)
(6) Over 15 years	A554	0	M.2.a.(6)
b. Mortgage pass-through securities backed by closed-end first lien 1–4 family residential mortgages with a remaining maturity or next repricing date of: (3), (5)
(1) Three months or less	A555	0	M.2.b.(1)
(2) Over three months through 12 months	A556	0	M.2.b.(2)
(3) Over one year through three years	A557	0	M.2.b.(3)
(4) Over three years through five years	A558	0	M.2.b.(4)
(5) Over five years through 15 years	A559	0	M.2.b.(5)
(6) Over 15 years	A560	0	M.2.b.(6)
c. Other mortgage-backed securities (include CMOs, REMICs, and stripped MBS; exclude mortgage pass-through securities) with an expected average life of: (6)
(1) Three years or less	A561	0	M.2.c.(1)
(2) Over three years	A562	0	M.2.c.(2)
d. Debt securities with a REMAINING MATURITY of one year or less (included in Memorandum items 2.a through 2.c above)	A248	0	M.2.d.
3. Amortized cost of held-to-maturity securities sold or transferred to available-for-sale or trading securities during the calendar year-to-date (report the amortized cost at date of sale or transfer)	1778	0	M.3.
4. Structured notes (included in the held-to-maturity and available-for-sale accounts in Schedule RC-B, items 2, 3, 5, and 6):
a. Amortized cost	8782	0	M.4.a.
b. Fair value	8783	0	M.4.b.

1.	Includes held-to-maturity securities at amortized cost and available-for-sale securities at fair value.
2.	Exclude investments in mutual funds and other equity securities with readily determinable fair values.
3.	Report fixed-rate debt securities by remaining maturity and floating-rate debt securities by next repricing date.
4.	Sum of Memorandum items 2.a.(1) through 2.a.(6) plus any nonaccrual debt securities in the categories of debt securities reported in Memorandum item 2.a that are included in Schedule RC-N, item 9, column C, must equal Schedule RC-B, sum of items 1, 2, 3, 4.c.(1), 5, and 6, columns A and D, plus residential mortgage pass-through securities other than those backed by closed-end first lien 1–4 family residential mortgages included in Schedule RC-B, item 4.a, columns A and D.
5.	Sum of Memorandum items 2.b.(1) through 2.b.(6) plus any nonaccrual mortgage pass-through securities backed by closed-end first lien 1–4 family residential mortgages included in Schedule RC-N, item 9, column C, must equal Schedule RC-B, item 4.a, sum of columns A and D, less the amount of residential mortgage pass-through securities other than those backed by closed-end first lien 1–4 family residential mortgages included in Schedule RC-B, item 4.a, columns A and D.
6.	Sum of Memorandum items 2.c.(1) and 2.c.(2) plus any nonaccrual “Other mortgage-backed securities” included in Schedule RC-N, item 9, column C, must equal Schedule RC-B, sum of items 4.b and 4.c.(2), columns A and D.

06/2012

FFIEC 041 Page 21 of 85 RC-7

Schedule RC-B—Continued

Memoranda—Continued

	Held-to-maturity				Available-for-sale
	(Column A)		(Column B)		(Column C)		(Column D)
	Amortized Cost		Fair Value		Amortized Cost		Fair Value
Dollar Amounts in Thousands	RCON	Bil | Mil | Thou	RCON	Bil | Mil | Thou	RCON	Bil | Mil | Thou	RCON	Bil | Mil | Thou
Memorandum items 5.a through 5.f are to be completed by banks with $1 billion or more in total assets. (1)
5. Asset-backed securities (ABS) (for each column, sum of Memorandum items 5.a through 5.f must equal Schedule RC-B, item 5.a):
a. Credit card receivables	B838	0	B839	0	B840	0	B841	0	M.5.a.
b. Home equity lines	B842	0	B843	0	B844	0	B845	0	M.5.b.
c. Automobile loans	B846	0	B847	0	B848	0	B849	0	M.5.c.
d. Other consumer loans	B850	0	B851	0	B852	0	B853	0	M.5.d.
e. Commercial and industrial loans	B854	0	B855	0	B856	0	B857	0	M.5.e.
f. Other	B858	0	B859	0	B860	0	B861	0	M.5.f.

1.	The $1 billion asset size test is generally based on the total assets reported on the June 30, 2015, Report of Condition.

03/2016

FFIEC 041 Page 22 of 85 RC-8

Schedule RC-B—Continued

Memoranda—Continued

	Held-to-maturity				Available-for-sale
	(Column A)		(Column B)		(Column C)		(Column D)
	Amortized Cost		Fair Value		Amortized Cost		Fair Value
Dollar Amounts in Thousands	RCON	Bil | Mil | Thou	RCON	Bil | Mil | Thou	RCON	Bil | Mil | Thou	RCON	Bil | Mil | Thou
6. Structured financial products by underlying collateral or reference assets (for each column, sum of Memorandum items 6.a through 6.g must equal Schedule RC-B, sum of items 5.b.(1) through (3)):
a. Trust preferred securities issued by financial institutions	G348	0	G349	0	G350	0	G351	0	M.6.a.
b. Trust preferred securities issued by real estate investment trusts	G352	0	G353	0	G354	0	G355	0	M.6.b.
c. Corporate and similar loans	G356	0	G357	0	G358	0	G359	0	M.6.c.
d. 1-4 family residential MBS issued or guaranteed by U.S. Government-sponsored enterprises (GSEs)	G360	0	G361	0	G362	0	G363	0	M.6.d.
e. 1-4 family residential MBS not issued or guaranteed by GSEs	G364	0	G365	0	G366	0	G367	0	M.6.e.
f. Diversified (mixed) pools of structured financial products	G368	0	G369	0	G370	0	G371	0	M.6.f.
g. Other collateral or reference assets	G372	0	G373	0	G374	0	G375	0	M.6.g.

06/2012

FFIEC 041 Page 23 of 85 RC-9

Schedule RC-C—Loans and Lease Financing Receivables

Part I. Loans and Leases

Do not deduct the allowance for loan and lease losses or the allocated transfer risk reserve from amounts reported in this schedule. Report (1) loans and leases held for sale at the lower of cost or fair value, (2) loans and leases held for investment, net of unearned income, and (3) loans and leases accounted for at fair value under a fair value option. Exclude assets held for trading and commercial paper.

	(Column A) To Be Completed by Banks with $300 Million or More in Total Assets (1)		(Column B) To Be Completed by All Banks
Dollar Amounts in Thousands	RCON	Bil | Mil | Thou	RCON	Bil | Mil | Thou
1. Loans secured by real estate:
a. Construction, land development, and other land loans:
(1) 1–4 family residential construction loans			F158	0	1.a.(1)
(2) Other construction loans and all land development and other land loans			F159	122,000	1.a.(2)
b. Secured by farmland (including farm residential and other improvements)			1420	0	1.b.
c. Secured by 1–4 family residential properties:
(1) Revolving, open-end loans secured by 1–4 family residential properties and extended under lines of credit			1797	435,000	1.c.(1)
(2) Closed-end loans secured by 1–4 family residential properties:
(a) Secured by first liens			5367	3,418,000	1.c.(2)(a)
(b) Secured by junior liens			5368	21,000	1.c.(2)(b)
d. Secured by multifamily (5 or more) residential properties			1460	1,108,000	1.d.
e. Secured by nonfarm nonresidential properties:
(1) Loans secured by owner-occupied nonfarm nonresidential properties			F160	66,000	1.e.(1)
(2) Loans secured by other nonfarm nonresidential properties			F161	1,836,000	1.e.(2)
2. Loans to depository institutions and acceptances of other banks			1288	2,064,000	2.
a. To commercial banks in the U.S.:
(1) To U.S. branches and agencies of foreign banks	B532		0		2.a.(1)
(2) To other commercial banks in the U.S	B533	22,000			2.a.(2)
b. To other depository institutions in the U.S.	B534		0		2.b.
c. To banks in foreign countries
(1) To foreign branches of other U.S. banks	B536	0			2.c.(1)
(2) To other banks in foreign countries	B537	2,042,000			2.c.(2)
3. Loans to finance agricultural production and other loans to farmers			1590	0	3.
4. Commercial and industrial loans			1766	3,227,000	4.
a. To U.S. addressees (domicile)	1763	2,495,000			4.a.
b. To non-U.S. addressees (domicile)	1764	732,000			4.b.
5. Not applicable
6. Loans to individuals for household, family, and other personal expenditures (i.e., consumer loans) (includes purchased paper):
a. Credit cards			B538	0	6.a.
b. Other revolving credit plans			B539	0	6.b.
c. Automobile loans			K137	0	6.c.
d. Other consumer loans (includes single payment and installment, loans other than automobile loans, and all student loans)			K207	113,000	6.d.
7. Loans to foreign governments and official institutions (including foreign central banks)			2081	0	7.
8. Obligations (other than securities and leases) of states and political subdivisions in the U.S.			2107	0	8.

1.	The $300 million asset size test is generally based on the total assets reported on the June 30, 2015, Report of Condition.

03/2016

FFIEC 041 Page 24 of 85 RC-10

Schedule RC-C—Continued

Part I—Continued

	(Column A) To Be Completed by Banks with $300 Million or More in Total Assets (1)		(Column B) To Be Completed by All Banks
Dollar Amounts in Thousands	RCON	Bil | Mil | Thou	RCON	Bil | Mil | Thou
9. Loans to nondepository financial institutions and other loans:
a. Loans to nondepository financial institutions			J454	45,000	9.a.
b. Other loans			J464	5,583,000	9.b.
(1) Loans for purchasing or carrying securities (secured and unsecured)	1545	934,000			9.b.(1)
(2) All other loans (exclude consumer loans)	J451	4,649,000			9.b.(2)
10. Lease financing receivables (net of unearned income)			2165	0	10.
a. Leases to individuals for household, family, and other personal expenditures (i.e., consumer leases)	F162	0			10.a.
b. All other leases	F163	0			10.b.
11. LESS: Any unearned income on loans reflected in items 1-9 above			2123	0	11.
12. Total loans and leases, net of unearned income (sum of items 1 through 10 minus item 11) (must equal Schedule RC, sum of items 4.a and 4.b)			2122	18,038,000	12.

Memoranda

Dollar Amounts in Thousands			RCON	Bil | Mil | Thou

1. Loans restructured in troubled debt restructurings that are in compliance with their modified terms (included in Schedule RC-C, Part I, and not reported as past due or nonaccrual in Schedule RC-N, Memorandum item 1):

a. Construction, land development, and other land loans:
(1) 1—4 family residential construction loans			K158	0	M.1.a.(1)
(2) Other construction loans and all land development and other land loans			K159	0	M.1.a.(2)
b. Loans secured by 1—4 family residential properties			F576	5,000	M.1.b.
c. Secured by multifamily (5 or more) residential properties			K160	0	M.1.c.
d. Secured by nonfarm nonresidential properties:
(1) Loans secured by owner-occupied nonfarm nonresidential properties			K161	0	M.1.d.(1)
(2) Loans secured by other nonfarm nonresidential properties			K162	0	M.1.d.(2)
e. Commercial and industrial loans			K256	0	M.1.e.
Memorandum items 1.e.(1) and (2) are to be completed by banks with $300 million or more in total assets (1) (sum of Memorandum items 1.e.(1) and (2) must equal Memorandum item 1.e):
(1) To U.S. addressees (domicile)	K163	0			M.1.e.(1)
(2) To non-U.S. addressees (domicile)	K164	0			M.1.e.(2)
f. All other loans ( include loans to individuals for household, family, and other personal expenditures)			K165	0	M.1.f.

Itemize loan categories included in Memorandum item 1.f, above that exceed 10 percent of total loans restructured in troubled debt restructurings that are in compliance with their modified terms (sum of Memorandum items 1.a through 1.e plus 1.f):

(1) Loans secured by farmland			K166	0	M.1.f.(1)
(2) Loans to depository institutions and acceptances of other banks			K167	0	M.1.f.(2)
(3) Not applicable

1.	The $300 million asset size test is generally based on the total assets reported on the June 30, 2015, Report of Condition.

03/2016

Schedule RC-C—Continued	FFIEC 041 Page 25 of 85 RC-11

Part I—Continued

Memoranda—Continued

Dollar Amounts in Thousands	RCON	Bil | Mil | Thou
1. f. (4) Loans to individuals for household, family, and other personal expenditures:
(a) Credit cards	K098	0	M.1.f.	(4)(a)
(b) Automobile loans	K203	0	M.1.f.	(4)(b)
(c) Other (includes revolving credit plans other than credit cards and other consumer loans)	K204	0	M.1.f.	(4)(c)
(5) Loans to foreign governments and official institutions	K212	0	M.1.f.	(5)
(6) Other loans (1)	K267	0	M.1.f.	(6)
Memorandum item 1.f.(6)(a) is to be completed by: (2)
• Banks with $300 million or more in total assets
• Banks with less than $300 million in total assets that have loans to finance agricultural production and other loans to farmers (Schedule RC-C, Part I, item 3) exceeding 5 percent of total loans
(a) Loans to finance agricultural production and other loans to farmers included in Schedule RC-C, Part I, Memorandum item 1.f.(6), above	K168	0	M.1.f.	(6)(a)
2. Maturity and repricing data for loans and leases (excluding those in nonaccrual status):

a. Closed-end loans secured by first liens on 1–4 family residential properties (reported in Schedule RC-C, Part I, item 1.c.(2)(a), column B) with a remaining maturity or next repricing date of: (3), (4)

(1) Three months or less	A564	26,000	M.2.a.	(1)
(2) Over three months through 12 months	A565	11,000	M.2.a.	(2)
(3) Over one year through three years	A566	23,000	M.2.a.	(3)
(4) Over three years through five years	A567	9,000	M.2.a.	(4)
(5) Over five years through 15 years	A568	25,000	M.2.a.	(5)
(6) Over 15 years	A569	3,275,000	M.2.a.	(6)

b. All loans and leases (reported in Schedule RC-C, Part I, items 1 through 10, column B above) EXCLUDING closed-end loans secured by first liens on 1–4 family residential properties (reported in Schedule RC-C, Part I, item 1.c.(2)(a), column B, above) with a remaining maturity or next repricing date of: (3), (5)

(1) Three months or less	A570	12,369,000	M.2.b.	(1)
(2) Over three months through 12 months	A571	1,308,000	M.2.b.	(2)
(3) Over one year through three years	A572	301,000	M.2.b.	(3)
(4) Over three years through five years	A573	131,000	M.2.b.	(4)
(5) Over five years through 15 years	A574	2,000	M.2.b.	(5)
(6) Over 15 years	A575	416,000	M.2.b.	(6)
c. Loans and leases (reported in Schedule RC-C, Part I, items 1 through 10, column B, above) with a REMAINING MATURITY of one year or less (excluding those in nonaccrual status)	A247	6,006,000	M.2.c.
3. Loans to finance commercial real estate, construction, and land development activities (not secured by real estate) included in Schedule RC-C, Part I, items 4 and 9, column B (6)	2746	28,000	M.3.
4. Adjustable-rate closed-end loans secured by first liens on 1–4 family residential properties (included in Schedule RC-C, Part I, item 1.c.(2)(a), column B)	5370	3,418,000	M.4.

1.	Includes “Loans to finance agricultural production and other loans to farmers,” “Obligations (other than securities and leases) of states and political subdivisions in the U.S.,” and “Loans to nondepository financial institutions and other loans.”
2.	The $300 million asset size test and the 5 percent of total loans test are generally based on the total assets and total loans reported on the June 30, 2015, Report of Condition.
3.	Report fixed-rate loans and leases by remaining maturity and floating rate loans by next repricing date.
4.	Sum of Memorandum items 2.a.(1) through 2.a.(6) plus total nonaccrual closed-end loans secured by first liens on 1–4 family residential properties included in Schedule RC-N, item 1.c.(2)(a), column C, must equal total closed-end loans secured by first liens on 1–4 family residential properties from Schedule RC-C, Part I, item 1.c.(2)(a), column B.
5.	Sum of Memorandum items 2.b.(1) through 2.b.(6), plus total nonaccrual loans and leases from Schedule RC-N, sum of items 1 through 8, column C, minus nonaccrual closed-end loans secured by first liens on 1–4 family residential properties included in Schedule RC-N, item 1.c.(2)(a), column C, must equal total loans and leases from Schedule RC-C, Part I, sum of items 1 through 10, column B, minus total closed-end loans secured by first liens on 1–4 family residential properties from Schedule RC-C, Part I, item 1.c.(2)(a), column B.
6.	Exclude loans secured by real estate that are included in Schedule RC-C, Part I, items 1.a through 1.e, column B.

03/2016

Schedule RC-C—Continued	FFIEC 041 Page 26 of 85 RC-12

Part I—Continued

Memoranda—Continued

Dollar Amounts in Thousands	RCON	Bil | Mil | Thou
5 . To be completed by banks with $300 million or more in total assets: (1)
Loans secured by real estate to non-U.S. addressees (domicile) (included in Schedule RC-C, Part I, items 1.a through 1.e, column B)	B837	183,000	M.5.

Memorandum item 6 is to be completed by banks that (1) together with affiliated institutions, have outstanding credit card receivables (as defined in the instructions) that exceed $500 million as of the report date or (2) are credit card specialty banks as defined for Uniform Bank Performance Report purposes.

6 . Outstanding credit card fees and finance charges included in Schedule RC-C, Part I, item 6.a	C391	NA	M.6.
Memorandum item 7 is to be completed by all banks.
7 . Purchased credit-impaired loans held for investment accounted for in accordance with FASB ASC 310-30 (former AICPA Statement of Position 03-3) (exclude loans held for sale):
a. Outstanding balance	C779	0	M.7.a.
b. Amount included in Schedule RC-C, Part I, items 1 through 9	C780	0	M.7.b.
8 . Closed-end loans with negative amortization features secured by 1–4 family residential properties:
a. Total amount of closed-end loans with negative amortization features secured by 1–4 family residential properties (included in Schedule RC-C, Part I, items 1.c.(2)(a) and (b))	F230	0	M.8.a.

Memorandum items 8.b and 8.c are to be completed by banks that had closed-end loans with negative amortization features secured by 1–4 family residential properties (as reported in Schedule RC-C, Part I, Memorandum item 8.a) as of December 31, 2015, that exceeded the lesser of $100 million or 5 percent of total loans and leases, net of unearned income (as reported in Schedule RC-C, Part I, item 12, column B).

b. Total maximum remaining amount of negative amortization contractually permitted on closed-end loans secured by 1–4 family residential properties	F231	NA	M.8.b.
c. Total amount of negative amortization on closed-end loans secured by 1–4 family residential properties included in the amount reported in Memorandum item 8.a above	F232	NA	M.8.c
9 . Loans secured by 1–4 family residential properties in process of foreclosure (included in Schedule RC-C, Part I, items 1.c.(1), 1.c.(2)(a), and 1.c.(2)(b))	F577	40,000	M.9.
Memorandum items 10 and 11 are to be completed by banks that have elected to measure loans included in Schedule RC-C, Part I, items 1 through 9, at fair value under a fair value option.
10 . Loans measured at fair value (included in Schedule RC-C, Part I, items 1 through 9):
a. Loans secured by real estate:
(1) Construction, land development, and other land loans	F578	0	M.10.a.	(1)
(2) Secured by farmland (including farm residential and other improvements)	F579	0	M.10.a.	(2)
(3) Secured by 1–4 family residential properties:
(a) Revolving, open-end loans secured by 1–4 family residential properties and extended under lines of credit	F580	0	M.10.a.	(3)(a)
(b) Closed-end loans secured by 1–4 family residential properties:
(1) Secured by first liens	F581	0	M.10.a.	(3)(b)(1)
(2) Secured by junior liens	F582	0	M.10.a.	(3)(b)(2)
(4) Secured by multifamily (5 or more) residential properties	F583	0	M.10.a.	(4)
(5) Secured by nonfarm nonresidential properties	F584	0	M.10.a.	(5)
b. Commercial and industrial loans	F585	0	M.10.b.

1.	The $300 million asset size test is generally based on the total assets reported on the June 30, 2015, Report of Condition.

03/2016

Schedule RC-C—Continued	FFIEC 041 Page 27 of 85 RC-13

Part I—Continued

Memoranda—Continued

Dollar Amounts in Thousands	RCON	Bil | Mil | Thou
10. c. Loans to individuals for household, family, and other personal expenditures (i.e., consumer loans) (includes purchased paper):
(1) Credit cards	F586	0	M.10.c.	(1)
(2) Other revolving credit plans	F587	0	M.10.c.	(2)
(3) Automobile loans	K196	0	M.10.c.	(3)
(4) Other consumer loans	K208	0	M.10.c.	(4)
d. Other loans	F589	0	M.10.d.
11. Unpaid principal balance of loans measured at fair value (reported in Schedule RC-C, Part I, Memorandum item 10):
a. Loans secured by real estate:
(1) Construction, land development, and other land loans	F590	0	M.11.a.	(1)
(2) Secured by farmland (including farm residential and other improvements)	F591	0	M.11.a.	(2)
(3) Secured by 1–4 family residential properties:
(a) Revolving, open-end loans secured by 1–4 family residential properties and extended under lines of credit	F592	0	M.11.a.	(3)(a)
(b) Closed-end loans secured by 1–4 family residential properties:
(1) Secured by first liens	F593	0	M.11.a.	(3)(b)(1)
(2) Secured by junior liens	F594	0	M.11.a.	(3)(b)(2)
(4) Secured by multifamily (5 or more) residential properties	F595	0	M.11.a.	(4)
(5) Secured by nonfarm nonresidential properties	F596	0	M.11.a.	(5)
b. Commercial and industrial loans	F597	0	M.11.b.
c. Loans to individuals for household, family, and other personal expenditures (i.e., consumer loans) (includes purchased paper):
(1) Credit cards .	F598	0	M.11.c.	(1)
(2) Other revolving credit plans	F599	0	M.11.c.	(2)
(3) Automobile loans	K195	0	M.11.c.	(3)
(4) Other consumer loans	K209	0	M.11.c.	(4)
d. Other loans	F601	0	M.11.d.

	(Column A) Fair Value of Acquired Loans and Leases at Acquisition Date		(Column B) Gross Contractual Amounts Receivable at Acquisition Date		(Column C) Best Estimate at Acquisition Date of Contractual Cash Flows Not Expected to be Collected
Dollar Amounts in Thousands	RCON	Bil | Mil | Thou	RCON	Bil | Mil | Thou	RCON	Bil | Mil | Thou

12. Loans (not subject to the requirements of FASB ASC 310-30 (former AICPA Statement of Position 03-3)) and leases held for investment that were acquired in business combinations with acquisition dates in the current calendar year:

a. Loans secured by real estate	G091	0	G092	0	G093	0	M.12.a.
b. Commercial and industrial loans	G094	0	G095	0	G096	0	M.12.b.
c. Loans to individuals for household, family, and other personal expenditures	G097	0	G098	0	G099	0	M.12.c.
d. All other loans and all leases	G100	0	G101	0	G102	0	M.12.d.

06/2012

FFIEC 041 Page 28 of 85 RC-14

Schedule RC-C—Continued

Part I—Continued

Memoranda—Continued

Dollar Amounts in Thousands	RCON	Bil | Mil | Thou

Memoranda item 13 is to be completed by banks that had construction, land development, and other land loans in domestic offices (as reported in Schedule RC-C, Part I, item 1.a., column B) that exceeded 100 percent of total capital (as reported in Schedule RC-R, Part I, item 35.a) as of December 31, 2015.

13. Construction, land development, and other land loans with interest reserves:
a. Amount of loans that provide for the use of interest reserves (included in Schedule RC-C, Part I, item 1.a, column B)	G376	0	M.13.a.

	RIAD
b. Amount of interest capitalized from interest reserves on construction, land development, and other land loans that is included in interest and fee income on loans during the quarter (included in Schedule RI, item 1.a.(1)(b))	G377	0	M.13.b.

	RCON
Memorandum item 14 is to be completed by all banks.
14. Pledged loans and leases	G378	1,851,000	M.14.
Memorandum item 15 is to be completed for the December report only.
15. Reverse mortgages:
a. Reverse mortgages outstanding that are held for investment (included in Schedule RC-C, item 1.c, above):
(1) Home Equity Conversion Mortgage (HECM) reverse mortgages	J466	NA	M.15.a.	(1)
(2) Proprietary reverse mortgages	J467	NA	M.15.a.	(2)

b. Estimated number of reverse mortgage loan referrals to other lenders during the year from whom compensation has been received for services performed in connection with the origination of the reverse mortgages:

		Number
(1) Home Equity Conversion Mortgage (HECM) reverse mortgages	J468	NA	M.15.b.	(1)
(2) Proprietary reverse mortgages	J469	NA	M.15.b.	(2)

		Bil | Mil | Thou
c. Principal amount of reverse mortgage originations that have been sold during the year:
(1) Home Equity Conversion Mortgage (HECM) reverse mortgages	J470	NA	M.15.c.	(1)
(2) Proprietary reverse mortgages	J471	NA	M.15.c.	(2)

03/2016

FFIEC 041 Page 29 of 85 RC-15

Schedule RC-C—Continued

Part II. Loans to Small Businesses and Small Farms

Report the number and amount currently outstanding as of the report date of business loans with “original amounts” of $1,000,000 or less and farm loans with “original amounts” of $500,000 or less. The following guidelines should be used to determine the “original amount” of a loan:

(1)	For loans drawn down under lines of credit or loan commitments, the “original amount” of the loan is the size of the line of credit or loan commitment when the line of credit or loan commitment was most recently approved, extended, or renewed prior to the report date. However, if the amount currently outstanding as of the report date exceeds this size, the “original amount” is the amount currently outstanding on the report date.

(2)	For loan participations and syndications, the “original amount” of the loan participation or syndication is the entire amount of the credit originated by the lead lender.

(3)	For all other loans, the “original amount” is the total amount of the loan at origination or the amount currently outstanding as of the report date, whichever is larger.

	RCON	Yes	No
Loans to Small Businesses
1. Indicate in the appropriate box at the right whether all or substantially all of the dollar volume of your bank’s “Loans secured by nonfarm nonresidential properties” reported in Schedule RC-C, Part I, items 1.e.(1) and 1.e.(2), and all or substantially all of the dollar volume of your bank’s “Commercial and industrial loans” reported in Schedule RC-C, Part I, item 4, (1) have original amounts of $100,000 or less (If your bank has no loans outstanding in both of these two loan categories, place an “X” in the box marked “NO.”)	6999		x	1.

If YES, complete items 2.a and 2.b below, skip items 3 and 4, and go to item 5.

If NO and your bank has loans outstanding in either loan category, skip items 2.a and 2.b, complete items 3 and 4 below, and go to item 5.

If NO and your bank has no loans outstanding in both loan categories, skip items 2 through 4, and go to item 5.

	Number of Loans
	RCON
2 . Report the total number of loans currently outstanding for each of the following Schedule RC-C, Part
I, loan categories:
a. “Loans secured by nonfarm nonresidential properties” reported in Schedule RC-C, Part I, items 1.e.(1) and 1.e.(2) (Note: Sum of items 1.e.(1) and 1.e.(2) divided by the number of loans should NOT exceed $100,000.)	5562	NA	2.a.
b. “Commercial and industrial loans” reported in Schedule RC-C, Part I, item 4. (1) (Note: Item 4, (1) divided by the number of loans should NOT exceed $100,000.)	5563	NA	2.b.

	(Column A) Number of Loans		(Column B) Amount Currently Outstanding
Dollar Amounts in Thousands	RCON		RCON	Bil | Mil | Thou

3 . Number and amount currently outstanding of “Loans secured by nonfarm nonresidential properties” reported in Schedule RC-C, Part I, items 1.e.(1) and 1.e.(2) (sum of items 3.a through 3.c must be less than or equal to Schedule RC-C, Part I, sum of items 1.e.(1) and 1.e.(2)):

a. With original amounts of $100,000 or less	5564	0	5565	0	3.a.
b. With original amounts of more than $100,000 through $250,000	5566	0	5567	0	3.b.
c. With original amounts of more than $250,000 through $1,000,000	5568	0	5569	0	3.c.

4 . Number and amount currently outstanding of “Commercial and industrial loans” reported in Schedule RC-C, Part I, item 4 (1)
(sum of items 4.a through 4.c must be less than or equal to Schedule RC-C, Part I, item 4 (1)):

a. With original amounts of $100,000 or less	5570	0	5571	0	4.a.
b. With original amounts of more than $100,000 through $250,000	5572	0	5573	0	4.b.
c. With original amounts of more than $250,000 through $1,000,000	5574	0	5575	0	4.c.

1.	Banks with $300 million or more in total assets should provide the requested information for “Commercial and industrial loans” based on the loans reported in Schedule RC-C, Part I, item 4.a, column A, “Commercial and industrial loans to U.S. addressees.”

06/2012

FFIEC 041 Page 30 of 85 RC-16

Schedule RC-C—Continued

Part II—Continued

Agricultural Loans to Small Farms

	RCON	Yes	No
5 . Indicate in the appropriate box at the right whether all or substantially all of the dollar volume of your bank’s “Loans secured by farmland (including farm residential and other improvements)” reported in Schedule RC-C, Part I, item 1.b, and all or substantially all of the dollar volume of your bank’s “Loans to finance agricultural production and other loans to farmers” in reported in Schedule RC-C, Part I, item 3, have original amounts of $100,000 or less (If your bank has no loans outstanding in both of these two loan categories, place an “X” in the box marked “NO.”)	6860		x	5.

If YES, complete items 6.a and 6.b below, and do not complete items 7 and 8.

If NO and your bank has loans outstanding in either loan category, skip items 6.a and 6.b and complete items 7 and 8 below.

If NO and your bank has no loans outstanding in both loan categories, do not complete items 6 through 8.

	Number of Loans
	RCON
6. Report the total number of loans currently outstanding for each of the following Schedule RC-C, Part
I, loan categories:
a. “Loans secured by farmland (including farm residential and other improvements)” reported in Schedule RC-C, Part I, item 1.b (Note: Item 1.b, divided by the number of loans should NOT exceed $100,000.)	5576	NA	6.a.
b. “Loans to finance agricultural production and other loans to farmers” reported in Schedule RC-C, Part I, item 3 (Note: Item 3 divided by the number of loans should NOT exceed $100,000.)	5577	NA	6.b.

	(Column A) Number of Loans		(Column B) Amount Currently Outstanding
Dollar Amounts in Thousands	RCON		RCON	Bil | Mil | Thou

7 . Number and amount currently outstanding of “Loans secured by farmland (including farm residential and other improvements)” reported in Schedule RC-C, Part I, item 1.b (sum of items 7.a through 7.c must be less than or equal to Schedule RC-C, Part I, item 1.b):

a. With original amounts of $100,000 or less	5578	NA	5579	NA	7.a.
b. With original amounts of more than $100,000 through $250,000	5580	NA	5581	NA	7.b.
c. With original amounts of more than $250,000 through $500,000	5582	NA	5583	NA	7.c.

8 . Number and amount currently outstanding of “Loans to finance agricultural production and other loans to farmers” reported in Schedule RC-C, Part I, item 3 (sum of items 8.a through 8.c must be less than or equal to Schedule RC-C, Part I, item 3):

a. With original amounts of $100,000 or less	5584	NA	5585	NA	8.a.
b. With original amounts of more than $100,000 through $250,000	5586	NA	5587	NA	8.b.
c. With original amounts of more than $250,000 through $500,000	5588	NA	5589	NA	8.c.

06/2012

FFIEC 041 Page 31 of 85 RC-17

Schedule RC-D—Trading Assets and Liabilities

Schedule RC-D is to be completed by banks that reported average trading assets (Schedule RC-K, item 7) of $2 million or more in any of the four preceding calendar quarters.

Dollar Amounts in Thousands	RCON	Bil | Mil | Thou
Assets
1. U.S. Treasury securities	3531	0	1.
2. U.S. Government agency obligations (exclude mortgage-backed securities)	3532	0	2.
3. Securities issued by states and political subdivisions in the U.S	3533	0	3.
4. Mortgage-backed securities (MBS):
a. Residential mortgage pass-through securities issued or guaranteed by FNMA, FHLMC, or GNMA	G379	0	4.a.
b. Other residential MBS issued or guaranteed by U.S. Government agencies or sponsored agencies (1) (include CMOs, REMICs, and stripped MBS)	G380	0	4.b.
c. All other residential MBS	G381	0	4.c.
d. Commercial MBS issued or guaranteed by U.S. Government agencies or sponsored agencies (1)	K197	0	4.d.
e. All other commercial MBS	K198	0	4.e.
5. Other debt securities:
a. Structured financial products:
(1) Cash	G383	0	5.a.	(1)
(2) Synthetic	G384	0	5.a.	(2)
(3) Hybrid	G385	0	5.a.	(3)
b. All other debt securities	G386	0	5.b.
6. Loans:
a. Loans secured by real estate:
(1) Construction, land development, and other land loans	F604	0	6.a.	(1)
(2) Secured by farmland (including farm residential and other improvements)	F605	0	6.a.	(2)
(3) Secured by 1–4 family residential properties:
(a) Revolving, open-end loans secured by 1–4 family residential properties and extended under lines of credit	F606	0	6.a.	(3)(a)
(b) Closed-end loans secured by 1–4 family residential properties:
(1) Secured by first liens	F607	0	6.a.	(3)(b)(1)
(2) Secured by junior liens	F611	0	6.a.	(3)(b)(2)
(4) Secured by multifamily (5 or more) residential properties	F612	0	6.a.	(4)
(5) Secured by nonfarm nonresidential properties	F613	0	6.a.	(5)
b. Commercial and industrial loans	F614	0	6.b.
c. Loans to individuals for household, family, and other personal expenditures (i.e., consumer loans) (includes purchased paper):
(1) Credit cards	F615	0	6.c.	(1)
(2) Other revolving credit plans	F616	0	6.c.	(2)
(3) Automobile loans	K199	0	6.c.	(3)
(4) Other consumer loans	K210	0	6.c.	(4)
d. Other loans	F618	0	6.d.
7. and 8. Not applicable
9. Other trading assets	3541	0	9.
10. Not applicable
11. Derivatives with a positive fair value	3543	6,000	11.
12 . Total trading assets (sum of items 1 through 11) (must equal Schedule RC, item 5)	3545	6,000	12.
Liabilities
13. a. Liability for short positions	3546	0	13.a.
b. Other trading liabilities	F624	0	13.b.
14. Derivatives with a negative fair value	3547	6,000	14.
15. Total trading liabilities (sum of items 13.a. through 14) (must equal Schedule RC, item 15)	3548	6,000	15.

1.	U.S. Government agencies include, but are not limited to, such agencies as the Government National Mortgage Association (GNMA), the Federal Deposit Insurance Corporation (FDIC), and the National Credit Union Administration (NCUA). U.S. Government-sponsored agencies include, but are not limited to, such agencies as the Federal Home Loan Mortgage Corporation (FHLMC) and the Federal National Mortgage Association (FNMA).

06/2012

FFIEC 041 Page 32 of 85 RC-18

Schedule RC-D—Continued

Memoranda

Dollar Amounts in Thousands	RCON	Bil | Mil | Thou
1. Unpaid principal balance of loans measured at fair value (reported in Schedule RC-D, items 6.a. through 6.d):
a. Loans secured by real estate:
(1) Construction, land development, and other land loans	F625	0	M.1.a.	(1)
(2) Secured by farmland (including farm residential and other improvements)	F626	0	M.1.a.	(2)
(3) Secured by 1–4 family residential properties:
(a) Revolving, open-end loans secured by 1–4 family residential properties and extended under lines of credit	F627	0	M.1.a.	(3)(a)
(b) Closed-end loans secured by 1–4 family residential properties:
(1) Secured by first liens	F628	0	M.1.a.	(3)(b)(1)
(2) Secured by junior liens	F629	0	M.1.a.	(3)(b)(2)
(4) Secured by multifamily (5 or more) residential properties	F630	0	M.1.a.	(4)
(5) Secured by nonfarm nonresidential properties	F631	0	M.1.a.	(5)
b. Commercial and industrial loans	F632	63,000	M.1.b.
c. Loans to individuals for household, family, and other personal expenditures (i.e., consumer loans) (includes purchased paper):
(1) Credit cards	F633	0	M.1.c.	(1)
(2) Other revolving credit plans	F634	0	M.1.c.	(2)
(3) Automobile loans	K200	0	M.1.c.	(3)
(4) Other consumer loans	K211	0	M.1.c.	(4)
d. Other loans	F636	10,000	M.1.d.
2. Loans measured at fair value that are past due 90 days or more:
a. Fair value	F639	0	M.2.a.
b. Unpaid principal balance	F640	74,000	M.2.b.
3. Structured financial products by underlying collateral or reference assets (sum of Memorandum items 3.a through 3.g must equal Schedule RC-D, sum of items 5.a.(1) through (3)):
a. Trust preferred securities issued by financial institutions	G299	0	M.3.a.
b. Trust preferred securities issued by real estate investment trusts	G332	0	M.3.b.
c. Corporate and similar loans	G333	0	M.3.c.
d. 1–4 family residential MBS issued or guaranteed by U.S. government-sponsored enterprises (GSEs)	G334	0	M.3.d.
e. 1–4 family residential MBS not issued or guaranteed by GSEs	G335	0	M.3.e.
f. Diversified (mixed) pools of structured financial products	G651	0	M.3.f.
g. Other collateral or reference assets	G652	0	M.3.g.
4. Pledged trading assets:
a. Pledged securities	G387	0	M.4.a.
b. Pledged loans	G388	0	M.4.b.
Memorandum items 5 through 10 are to be completed by banks that reported average trading assets (Schedule RC-K, item 7) of $1 billion or more in any of the four preceding calendar quarters.
5. Asset-backed securities:
a. Credit card receivables	F643	NA	M.5.a.
b. Home equity lines	F644	NA	M.5.b.
c. Automobile loans	F645	NA	M.5.c.
d. Other consumer loans	F646	NA	M.5.d.
e. Commercial and industrial loans	F647	NA	M.5.e.
f. Other	F648	NA	M.5.f.
6. Retained beneficial interests in securitizations (first-loss or equity tranches)	F651	NA	M.6.
7. Equity securities (included in Schedule RC-D, item 9, above):
a. Readily determinable fair values	F652	NA	M.7.a.
b. Other	F653	NA	M.7.b.
8. Loans pending securitization	F654	NA	M.8.

06/2012

FFIEC 041 Page 33 of 85 RC-19

Schedule RC-D—Continued

Memoranda—Continued

Dollar Amounts in Thousands	RCON	Bil | Mil | Thou
9. Other trading assets (itemize and describe amounts included in Schedule RC-D, item 9, that are greater than $25,000 and exceed 25 percent of the item): (1)
TEXT	F655
a. F655		NA	M.9.a.
TEXT	F656
b. F656		NA	M.9.b.
TEXT	F657
c. F657		NA	M.9.c.
10. Other trading liabilities (itemize and describe amounts included in Schedule RC-D, item 13.b, that are greater than $25,000 and exceed 25 percent of the item):
TEXT	F658
a. F658		NA	M.10.a.
TEXT	F659
b. F659		NA	M.10.b.
TEXT	F660
c. F660		NA	M.10.c.

1.	Exclude equity securities.

06/2012

FFIEC 041 Page 34 of 85 RC-20

Schedule RC-E—Deposit Liabilities

	Transaction Accounts				Nontransaction Accounts
	(Column A) Total Transaction Accounts (Including Total Demand Deposits)		(Column B) Memo: Total Demand Deposits (1) (Included in Column A)		(Column C) Total Nontransaction Accounts (Including MMDAs)
Dollar Amounts in Thousands	RCON	Bil | Mil | Thou	RCON	Bil | Mil | Thou	RCON	Bil | Mil | Thou
Deposits of:
1. Individuals, partnerships, and corporations	B549	19,243,000			B550	7,357,000	1.
2. U.S. Government	2202	0			2520	0	2.
3. States and political subdivisions in the U.S. .	2203	63,000			2530	0	3.
4. Commercial banks and other depository institutions in the U.S.	B551	5,368,000			B552	28,000	4.
5. Banks in foreign countries	2213	2,723,000			2236	4,233,000	5.
6. Foreign governments and official institutions (including foreign central banks)	2216	125,000			2377	0	6.
7. Total (sum of items 1 through 6) (sum of columns A and C must equal Schedule RC, item 13.a)	2215	27,522,000	2210	27,440,000	2385	11,618,000	7.

Memoranda

Dollar Amounts in Thousands	RCON	Bil | Mil | Thou
1. Selected components of total deposits (i.e., sum of item 7, columns A and C):
a. Total Individual Retirement Accounts (IRAs) and Keogh Plan accounts	6835	19,000	M.1.a.
b. Total brokered deposits	2365	3,200,000	M.1.b.
c. Fully insured brokered deposits (included in Memorandum item 1.b above): (2)
(1) Brokered deposits of less than $100,000	2343	34,000	M.1.c.	(1)
(2) Brokered deposits of $100,000 through $250,000 and certain brokered retirement deposit accounts	J472	276,000	M.1.c.	(2)
d. Maturity data for brokered deposits:
(1) Brokered deposits of less than $100,000 with a remaining maturity of one year or less (included in Memorandum item 1.c.(1) above)	A243	34,000	M.1.d.	(1)
(2) Brokered deposits of $100,000 through $250,000 with a remaining maturity of one year or less (included in Memorandum item 1.c.(2) above)	K219	276,000	M.1.d.	(2)
(3) Brokered deposits of more than $250,000 with a remaining maturity of one year or less (including in Memorandum item 1.b above)	K220	2,890,000	M.1.d.	(3)
e. Preferred deposits (uninsured deposits of states and political subdivisions in the U.S. reported in item 3 above which are secured or collateralized as required under state law) (to be completed for the December report only)	5590	NA	M.1.e.
f. Estimated amount of deposits obtained through the use of deposit listing services that are not brokered deposits	K223	0	M.1.f.

1.	Includes interest-bearing and noninterest-bearing demand deposits.
2.	The dollar amounts used as the basis for reporting in Memorandum items 1.c.(1) and (2) reflect the deposit insurance limits in effect on the report date.

06/2012

FFIEC 041 Page 35 of 85 RC-21

Schedule RC-E—Continued

Memoranda—Continued

Dollar Amounts in Thousands	RCON		Bil | Mil | Thou
2. Components of total nontransaction accounts (sum of Memorandum items 2.a through 2.d must equal item 7, column C above):
a. Savings deposits:
(1) Money market deposit accounts (MMDAs)	6810		9,014,000	M.2.a.	(1)
(2) Other savings deposits (excludes MMDAs)	0352		0	M.2.a.	(2)
b. Total time deposits of less than $100,000	6648		0	M.2.b.
c. Total time deposits of $100,000 through $250,000	J473		0	M.2.c.
d. Total time deposits of more than $250,000	J474		2,604,000	M.2.d.
e. Individual Retirement Accounts (IRAs) and Keogh Plan accounts of $100,000 or more included in Memorandum items 2.c and 2.d above	F233		0	M.2.e.
3. Maturity and repricing data for time deposits of less than $100,000:
a. Time deposits of less than $100,000 with a remaining maturity or next repricing date of: (1), (2)
(1) Three months or less	A579		0	M.3.a.	(1)
(2) Over three months through 12 months	A580		0	M.3.a.	(2)
(3) Over one year through three years	A581		0	M.3.a.	(3)
(4) Over three years	A582		0	M.3.a.	(4)
b. Time deposits of less than $100,000 with a REMAINING MATURITY of one year or less (included in Memorandum items 3.a.(1) and 3.a.(2) above) (3)	A241		0	M.3.b.
4. Maturity and repricing data for time deposits of $100,000 or more:
a. Time deposits of $100,000 or more with a remaining maturity or next repricing date of: (1), (4)
(1) Three months or less	A584		244,000	M.4.a.	(1)
(2) Over three months through 12 months	A585		0	M.4.a.	(2)
(3) Over one year through three years	A586		2,360,000	M.4.a.	(3)
(4) Over three years	A587		0	M.4.a.	(4)
b. Time deposits of $100,000 through $250,000 with a REMAINING MATURITY of one year or less (included in Memorandum items 4.a.(1) and 4.a.(2) above) (3)	K221		0	M.4.b.
c. Time deposits of more than $250,000 with a REMAINING MATURITY of one year or less (included in Memorandum items 4.a.(1) and 4.a.(2) above) (3)	K222		243,000	M.4.c.

	RCON	Yes	No

5. Does your institution offer one or more consumer deposit account products, i.e., transaction account or nontransaction savings account deposit products intended primarily for individuals for personal, household, or family use?

	P752		X	M.5.
Memorandum items 6 and 7 are to be completed by institutions with $1 billion or more in total assets (5) that answered “Yes” to Memorandum item 5 above.

Dollar Amounts in Thousands	RCON		Bil | Mil | Thou
6. Components of total transaction account deposits of individuals, partnerships, and corporations (sum of Memorandum items 6.a, 6.b, and 6.c must equal item 1, column A, above):
a. Total deposits in those noninterest-bearing transaction account deposit products intended primarily for individuals for personal, household, or family use	P753		NA	M.6.a.
b. Total deposits in those interest-bearing transaction account deposit products intended primarily for individuals for personal, household, or family use	P754		NA	M.6.b.
c. Total deposits in all other transaction accounts of individuals, partnerships, and corporations	P755		NA	M.6.c.

1.	Report fixed-rate time deposits by remaining maturity and floating-rate time deposits by next repricing date.
2.	Sum of Memorandum items 3.a.(1) through 3.a.(4) must equal Schedule RC-E, Memorandum item 2.b.
3.	Report both fixed- and floating-rate time deposits by remaining maturity. Exclude floating rate time deposits with a next repricing date of one year or less that have a remaining maturity of over one year.
4.	Sum of Memorandum items 4.a.(1) through 4.a.(4) must equal Schedule RC-E, sum of Memorandum items 2.c and 2.d.
5.	The $1 billion asset size test is generally based on the total assets reported on the June 30, 2015, Report of Condition.

03/2016

FFIEC 041 Page 36 of 85 RC-22

Schedule RC-E—Continued

Memoranda—Continued

Dollar Amounts in Thousands	RCON	Bil | Mil | Thou

7. Components of total nontransaction account deposits of individuals, partnerships, and corporations (sum of Memorandum items 7.a.(1), 7.a.(2), 7.b.(1), and 7.b.(2) plus all time deposits of individuals, partnerships, and corporations must equal item 1, column C, above):

a. Money market deposit accounts (MMDAs) of individuals, partnerships, and corporations (sum of Memorandum items 7.a.(1) and 7.a.(2) must be less than or equal to Memorandum item 2.a.(1) above):
(1) Total deposits in those MMDA deposit products intended primarily for individuals for personal, household, or family use	P756	NA	M.7.a.(1)
(2) Deposits in all other MMDAs of individuals, partnerships, and corporations	P757	NA	M.7.a.(2)
b. Other savings deposit accounts of individuals, partnerships, and corporations (sum of Memorandum items 7.b.(1) and 7.b.(2) must be less than or equal to Memorandum item 2.a.(2) above):
(1) Total deposits in those other savings deposit account deposit products intended primarily for individuals for personal, household, or family use	P758	NA	M.7.b.(1)
(2) Deposits in all other savings deposit accounts of individuals, partnerships, and corporations	P759	NA	M.7.b.(2)

03/2015

FFIEC 041 Page 37 of 85 RC-23

Schedule RC-F—Other Assets

Dollar Amounts in Thousands			RCON	Bil | Mil | Thou
1. Accrued interest receivable (1)			B556	48,000	1.
2. Net deferred tax assets (2)			2148	3,000	2.
3. Interest-only strips receivable (not in the form of a security) (3) on:
a. Mortgage loans			A519	0	3.a.
b. Other financial assets			A520	0	3.b.
4. Equity securities that DO NOT have readily determinable fair values (4)			1752	87,000	4.
5. Life insurance assets:
a. General account life insurance assets			K201	0	5.a.
b. Separate account life insurance assets			K202	0	5.b.
c. Hybrid account life insurance assets			K270	0	5.c.
6. All other assets (itemize and describe amounts greater than $25,000 that exceed 25 percent of this item)			2168	1,026,000	6.
a. Prepaid expenses	2166	0			6.a.
b. Repossessed personal property (including vehicles)	1578	0			6.b.
c. Derivatives with a positive fair value held for purposes other than trading..	C010	0			6.c.
d. Retained interests in accrued interest receivable related to securitized credit cards	C436	0			6.d.
e. FDIC loss-sharing indemnification assets	J448	0			6.e.
f. Not applicable
TEXT
g. 3549	3549	0			6.g.
TEXT
h. 3550	3550	0			6.h.
TEXT
i. 3551	3551	0			6.i.
7. Total (sum of items 1 through 6) (must equal Schedule RC, item 11)			2160	1,164,000	7.

1.	Include accrued interest receivable on loans, leases, debt securities, and other interest-bearing assets.
2.	See discussion of deferred income taxes in Glossary entry on “income taxes.”
3.	Report interest-only strips receivable in the form of a security as available-for-sale securities in Schedule RC, item 2.b, or as trading assets in Schedule RC, item 5, as appropriate.
4.	Include Federal Reserve stock, Federal Home Loan Bank stock, and bankers’ bank stock.

Schedule RC-G—Other Liabilities

Dollar Amounts in Thousands			RCON	Bil | Mil | Thou
1 . a. Interest accrued and unpaid on deposits (1)			3645	0	1.a.
b. Other expenses accrued and unpaid (includes accrued income taxes payable)			3646	421,000	1.b.
2 . Net deferred tax liabilities (2)			3049	153,000	2.
3 . Allowance for credit losses on off-balance-sheet credit exposures			B557	6,000	3.
4 . All other liabilities (itemize and describe amounts greater than $25,000 that exceed 25 percent of this item)			2938	1,814,000	4.
a. Accounts payable	3066	0			4.a.
b. Deferred compensation liabilities	C011	0			4.b.
c. Dividends declared but not yet payable	2932	0			4.c.
d. Derivatives with a negative fair value held for purposes other than trading	C012	0			4.d.
TEXT
e. 3552	3552	0			4.e.
TEXT
f. 3553	3553	0			4.f.
TEXT
g. 3554	3554	0			4.g.
5 . Total (sum of items 1 through 4) (must equal Schedule RC, item 20)			2930	2,394,000	5.

1.	For savings banks, include “dividends” accrued and unpaid on deposits.
2.	See discussion of deferred income taxes in Glossary entry on “income taxes.”

06/2014

FFIEC 041 Page 38 of 85 RC-24

Schedule RC-K—Quarterly Averages (1)

Dollar Amounts in Thousands	RCON	Bil | Mil | Thou
Assets
1. Interest-bearing balances due from depository institutions	3381	19,258,000	1.
2. U.S. Treasury securities and U.S. Government agency obligations (2) (excluding mortgage-backed securities)	B558	0	2.
3. Mortgage-backed securities (2)	B559	0	3.
4. All other securities (2), (3) (includes securities issued by states and political subdivisions in the U.S.)	B560	0	4.
5. Federal funds sold and securities purchased under agreements to resell	3365	9,372,000	5.
6. Loans:
a. Total loans	3360	18,013,000	6.a.
b. Loans secured by real estate:
(1) Loans secured by 1–4 family residential properties	3465	3,895,000	6.b.(1)
(2) All other loans secured by real estate	3466	2,939,000	6.b.(2)
c. Commercial and industrial loans	3387	3,021,000	6.c.
d. Loans to individuals for household, family, and other personal expenditures:
(1) Credit cards	B561	0	6.d.(1)
(2) Other (includes revolving credit plans other than credit cards, automobile loans, and other consumer loans)	B562	129,000	6.d.(2)
7. To be completed by banks with $100 million or more in total assets: (4)
Trading assets	3401	8,000	7.
8. Lease financing receivables (net of unearned income)	3484	0	8.
9. Total assets (5)	3368	47,870,000	9.
Liabilities
10. Interest-bearing transaction accounts (interest-bearing demand deposits, NOW accounts, ATS accounts, and telephone and preauthorized transfer accounts)	3485	2,372,000	10.
11. Nontransaction accounts:
a. Savings deposits (includes MMDAs)	B563	8,083,000	11.a.
b. Time deposits of $100,000 or more	A514	2,431,000	11.b.
c. Time deposits of less than $100,000	A529	0	11.c.
12. Federal funds purchased and securities sold under agreements to repurchase	3353	1,349,000	12.
13. To be completed by banks with $100 million or more in total assets: (4)
Other borrowed money (includes mortgage indebtedness and obligations under capitalized leases)	3355	5,000	13.
Memorandum
Dollar Amounts in Thousands	RCON	Bil | Mil | Thou
Memorandum item 1 is to be completed by: (4)
• banks with $300 million or more in total assets, and
• banks with less than $300 million in total assets that have loans to finance agricultural production and other loans to farmers (Schedule RC-C, Part 1, item 3) exceeding 5 percent of total loans.
1. Loans to finance agricultural production and other loans to farmers	3386	0	M.1.

1.	For all items, banks have the option of reporting either (1) an average of DAILY figures for the quarter, or (2) an average of WEEKLY figures (i.e., the Wednesday of each week of the quarter).
2.	Quarterly averages for all debt securities should be based on amortized cost.
3.	Quarterly averages for all equity securities should be based on historical cost.
4.	The asset-size tests and the 5 percent of total loans test are generally based on the total assets and total loans reported on the June 30, 2015, Report of Condition.
5.	The quarterly average for total assets should reflect all debt securities (not held for trading) at amortized cost, equity securities with readily determinable fair values at the lower of cost or fair value, and equity securities without readily determinable fair values at historical cost.

03/2016

FFIEC 041 Page 39 of 85 RC-25

Schedule RC-L—Derivatives and Off-Balance-Sheet Items

Please read carefully the instructions for the preparation of Schedule RC-L. Some of the amounts reported in Schedule RC-L are regarded as volume indicators and not necessarily as measures of risk.

Dollar Amounts in Thousands					RCON	Bil | Mil | Thou
1. Unused commitments:
a. Revolving, open-end lines secured by 1–4 family residential properties, e.g., home equity lines					3814	144,000	1.a.
Items 1.a.(1) and 1.a.(2) are to be completed for the December report only.
(1) Unused commitments for Home Equity Conversion Mortgage (HECM) reverse mortgages outstanding that are held for investment (included in item 1.a. above)					J477	NA	1.a.(1)
(2) Unused commitments for proprietary reverse mortgages outstanding that are held for investment (included in item 1.a. above)					J478	NA	1.a.(2)
b. Credit card lines					3815	0	1.b.

Items 1.b.(1) and 1.b.(2) are to be completed by banks with either $300 million or more in total assets or $300 million or more in credit card lines. (1) (Sum of items 1.b.(1) and 1.b.(2) must equal item 1.b)

(1) Unused consumer credit card lines					J455	0	1.b.(1)
(2) Other unused credit card lines					J456	0	1.b.(2)
c. Commitments to fund commercial real estate, construction, and land development loans:
(1) Secured by real estate:
(a) 1–4 family residential construction loan commitments					F164	0	1.c.(1)(a)
(b) Commercial real estate, other construction loan, and land development loan commitments					F165	140,000	1.c.(1)(b)
(2) NOT secured by real estate					6550	67,000	1.c.(2)
d. Securities underwriting					3817	0	1.d.
e. Other unused commitments:
(1) Commercial and industrial loans					J457	2,759,000	1.e.(1)
(2) Loans to financial institutions					J458	76,000	1.e.(2)
(3) All other unused commitments					J459	1,629,000	1.e.(3)
2. Financial standby letters of credit					3819	425,000	2.
Item 2.a is to be completed by banks with $1 billion or more in total assets. (1)
a. Amount of financial standby letters of credit conveyed to others			3820	97,000			2.a.
3. Performance standby letters of credit					3821	70,000	3.
Item 3.a is to be completed by banks with $1 billion or more in total assets. (1)
a. Amount of performance standby letters of credit conveyed to others			3822	10,000			3.a.
4. Commercial and similar letters of credit					3411	0	4.
5 . Not applicable
6 . Securities lent and borrowed:
a. Securities lent (including customers’ securities lent where the customer is indemnified against loss by the reporting bank)					3433	0	6.a.
b. Securities borrowed					3432	0	6.b.
	(Column A) Sold Protection		(Column B) Purchased Protection
	RCON	Bil | Mil | Thou	RCON	Bil | Mil | Thou
7. Credit derivatives:
a. Notional amounts:
(1) Credit default swaps	C968	0	C969	0			7.a.(1)
(2) Total return swaps	C970	0	C971	0			7.a.(2)
(3) Credit options	C972	0	C973	0			7.a.(3)
(4) Other credit derivatives	C974	0	C975	0			7.a.(4)

1.	The asset-size test and the $300 million credit card lines test are generally based on the total assets and credit card lines reported in the June 30, 2015, Report of Condition.

03/2016

FFIEC 041 Page 40 of 85 RC-26

Schedule RC-L—Continued

	(Column A) Sold Protection		(Column B) Purchased Protection
7. b. Gross fair values:
(1) Gross positive fair value	C219	0	C221	0			7.b.(1)
(2) Gross negative fair value	C220	0	C222	0			7.b.(2)

					RCON	Bil | Mil | Thou
7. c. Notional amounts by regulatory capital treatment: (1)
(1) Positions covered under the Market Risk Rule:
(a) Sold protection					G401	0	7.c.(1)(a)
(b) Purchased protection					C402	0	7.c.(1)(b)
(2) All other positions:
(a) Sold protection					G403	0	7.c.(2)(a)
(b) Purchased protection that is recognized as a guarantee for regulatory capital purposes					G404	0	7.c.(2)(b)
(c) Purchased protection that is not recognized as a guarantee for regulatory capital purposes					G405	0	7.c.(2)(c)

	Remaining Maturity of:
	(Column A) One Year or Less		(Column B) Over One Year Through Five Years		(Column C) Over Five Years
Dollar Amounts in Thousands	RCON	Bil | Mil | Thou	RCON	Bil | Mil | Thou	RCON	Bil | Mil | Thou
7. d. Notional amounts by remaining maturity:
(1) Sold credit protection: (2)
(a) Investment grade	G406	0	G407	0	G408	0	7.d.(1)(a)
(b) Subinvestment grade	G409	0	G410	0	G411	0	7.d.(1)(b)
(2) Purchased credit protection: (3)
(a) Investment grade	G412	0	G413	0	G414	0	7.d.(2)(a)
(b) Subinvestment grade	G415	0	G416	0	G417	0	7.d.(2)(b)

					RCON	Bil | Mil | Thou
8. Spot foreign exchange contracts					8765	0	8.
9. All other off-balance-sheet liabilities (exclude derivatives) (itemize and describe each component of this item over 25 percent of Schedule RC, item 27.a, “Total bank equity capital”)					3430	0	9.
a. Not applicable.
b. Commitments to purchase when-issued securities			3434	0			9.b.
c. Standby letters of credit issued by another party (e.g., a Federal Home Loan Bank) on the bank’s behalf			C978	0			9.c.
d. TEXT 3555			3555	0			9.d.
e. TEXT 3556			3556	0			9.e.
f. TEXT 3557			3557	0			9.f.
10. All other off-balance-sheet assets (exclude derivatives) (itemize and describe each component of this item over 25 percent of Schedule RC, item 27.a, “Total bank equity capital”):					5591	0	10.
a. Commitments to sell when-issued securities			3435	0			10.a.
b. TEXT 5592			5592	0			10.b.
c. TEXT 5593			5593	0			10.c.
d. TEXT 5594			5594	0			10.d.
e. TEXT 5595			5595	0			10.e.

1.	Sum of items 7.c.(1)(a) and 7.c.(2)(a), must equal sum of items 7.a.(1) through (4), column A. Sum of items 7.c.(1)(b), 7.c.(2)(b), and 7.c.(2)(c) must equal sum of items 7.a.(1) through (4), column B.
2.	Sum of items 7.d.(1)(a) and (b), columns A through C, must equal sum of items 7.a.(1) through (4), column A.
3.	Sum of items 7.d.(2)(a) and (b), columns A through C, must equal sum of items 7.a.(1) through (4), column B.

03/2015

FFIEC 041 Page 41 of 85 RC-27

Schedule RC-L—Continued

Dollar Amounts in Thousands	RCON	Tril | Bil | Mil | Thou
11. Year-to-date merchant credit card sales volume:
a. Sales for which the reporting bank is the acquiring bank	C223	0	11.a.
b. Sales for which the reporting bank is the agent bank with risk	C224	0	11.b.

Dollar Amounts in Thousands	(Column A) Interest Rate Contracts	(Column B) Foreign Exchange Contracts	(Column C) Equity Derivative Contracts	(Column D) Commodity and Other Contracts
Derivatives Position Indicators	Tril | Bil | Mil | Thou	Tril | Bil | Mil | Thou	Tril | Bil | Mil | Thou	Tril | Bil | Mil | Thou
12. Gross amounts (e.g., notional amounts) (for each column, sum of items 12.a through 12.e must equal sum of items 13 and 14):	RCON 8693	RCON 8694	RCON 8695	RCON 8696
a. Futures contracts	0	0	0	0	12.a.
	RCON 8697	RCON 8698	RCON 8699	RCON 8700
b. Forward contracts	0	0	0	0	12.b.
c. Exchange-traded option contracts:	RCON 8701	RCON 8702	RCON 8703	RCON 8704
(1) Written options	0	0	0	0	12.c.(1)
	RCON 8705	RCON 8706	RCON 8707	RCON 8708
(2) Purchased options	0	0	0	0	12.c.(2)
d. Over-the-counter option contracts:	RCON 8709	RCON 8710	RCON 8711	RCON8712
(1) Written options	0	0	0	0	12.d.(1)
	RCON 8713	RCON 8714	RCON 8715	RCON 8716
(2) Purchased options	0	0	0	0	12.d.	(2)
	RCON 3450	RCON 3826	RCON 8719	RCON 8720
e. Swaps	3,620,000	0	0	0	12.e.
13. Total gross notional amount of derivative contracts held for trading	RCON A126	RCON A127	RCON 8723	RCON 8724
	57,000	0	0	0	13.
14. Total gross notional amount of derivative contracts held for purposes other than trading	RCON 8725	RCON 8726	RCON 8727	RCON 8728
	3,563,000	0	0	0	14.
a. Interest rate swaps where the bank has agreed to pay a fixed rate	RCON A589
	0				14.a.
15. Gross fair values of derivative contracts:
a. Contracts held for trading:	RCON 8733	RCON 8734	RCON 8735	RCON 8736
(1) Gross positive fair value	6,000	0	0	0	15.a.(1)
(2) Gross negative fair value	RCON 8737	RCON 8738	RCON 8739	RCON 8740
	6,000	0	0	0	15.a.(2)
b. Contracts held for purposes other than trading:	RCON 8741	RCON 8742	RCON 8743	RCON 8744
(1) Gross positive fair value	19,000	0	0	0	15.b.(1)
(2) Gross negative fair value	RCON 8745	RCON 8746	RCON 8747	RCON 8748
	51,000	0	0	0	15.b.(2)

03/2015

FFIEC 041 Page 42 of 85 RC-28

Schedule RC-L—Continued

Item 16 is to be completed only by banks with total assets of $10 billion or more. (1)

	(Column A) Banks and Securities Firms		(Column B) Monoline Financial Guarantors		(Column C) Hedge Funds		(Column D) Sovereign Governments		(Column E) Corporations and All Other Counterparties
Dollar Amounts in Thousands	RCON	Bil | Mil | Thou	RCON	Bil | Mil | Thou	RCON	Bil | Mil | Thou	RCON	Bil | Mil | Thou	RCON	Bil | Mil | Thou
16. Over-the-counter derivatives:
a. Net current credit exposure	G418	0	G419	0	G420	0	G421	0	G422	6,000	16.a.
b. Fair value of collateral:
(1) Cash—U.S. dollar	G423	0	G424	0	G425	0	G426	0	G427	0	16.b.	(1)
(2) Cash—Other currencies	G428	0	G429	0	G430	0	G431	0	G432	0	16.b.	(2)
(3) U.S. Treasury securities	G433	0	G434	0	G435	0	G436	0	G437	0	16.b.	(3)
(4) U.S. Government agency and U.S. Government-sponsored agency debt securities	G438	0	G439	0	G440	0	G441	0	G442	0	16.b.	(4)
(5) Corporate bonds	G443	0	G444	0	G445	0	G446	0	G447	0	16.b.	(5)
(6) Equity securities	G448	0	G449	0	G450	0	G451	0	G452	0	16.b.	(6)
(7) All other collateral	G453	0	G454	0	G455	0	G456	0	G457	0	16.b.	(7)
(8) Total fair value of collateral (sum of items 16.b.(1) through (7))	G458	0	G459	0	G460	0	G461	0	G462	0	16.b.	(8)

1.	The $10 billion asset-size test is generally based on the total assets reported on the June 30, 2015, Report of Condition.

03/2016

FFIEC 041 Page 43 of 85 RC-29

Schedule RC-M—Memoranda

Dollar Amounts in Thousands			RCON	Bil | Mil | Thou
1. Extensions of credit by the reporting bank to its executive officers, directors, principal shareholders, and their related interests as of the report date:
a. Aggregate amount of all extensions of credit to all executive officers, directors, principal shareholders, and their related interests			6164	2,000	1.a.
b. Number of executive officers, directors, and principal shareholders to whom the amount of all extensions of credit by the reporting bank (including extensions of credit to related interests) equals or exceeds the lesser of $500,000 or 5 percent of total capital as defined for this purpose in agency regulations	6165	Number 3			1.b.
2. Intangible assets other than goodwill:
a. Mortgage servicing assets			3164	0	2.a.
(1) Estimated fair value of mortgage servicing assets	A590	0			2.a.	(1)
b. Purchased credit card relationships and nonmortgage servicing assets			B026	0	2.b.
c. All other identifiable intangible assets			5507	25,000	2.c.
d. Total (sum of items 2.a, 2.b, and 2.c) (must equal Schedule RC, item 10.b)			0426	25,000	2.d.
3. Other real estate owned:
a. Construction, land development, and other land			5508	0	3.a.
b. Farmland			5509	0	3.b.
c. 1–4 family residential properties			5510	0	3.c.
d. Multifamily (5 or more) residential properties			5511	0	3.d.
e. Nonfarm nonresidential properties			5512	0	3.e.
f. Foreclosed properties from “GNMA loans”			C979	0	3.f.
g. Total (sum of items 3.a through 3.f) (must equal Schedule RC, item 7)			2150	0	3.g.
4. Not applicable
5. Other borrowed money:
a. Federal Home Loan Bank advances:
(1) Advances with a remaining maturity or next repricing date of: (1)
(a) One year or less			F055	0	5.a.	(1)(a)
(b) Over one year through three years			F056	0	5.a.	(1)(b)
(c) Over three years through five years			F057	0	5.a.	(1)(c)
(d) Over five years			F058	0	5.a.	(1)(d)
(2) Advances with a REMAINING MATURITY of one year or less (included in item 5.a.(1)(a) above) (2)			2651	0	5.a.	(2)
(3) Structured advances (included in items 5.a.(1)(a)–(d) above)			F059	0	5.a.	(3)
b. Other borrowings:
(1) Other borrowings with a remaining maturity or next repricing date of: (3)
(a) One year or less			F060	5,000	5.b.	(1)(a)
(b) Over one year through three years			F061	0	5.b.	(1)(b)
(c) Over three years through five years			F062	0	5.b.	(1)(c)
(d) Over five years			F063	0	5.b.	(1)(d)
(2) Other borrowings with a REMAINING MATURITY of one year or less (included in item 5.b.(1)(a) above) (4)			B571	5,000	5.b.	(2)
c. Total
(sum of items 5.a.(1)(a)–(d) and items 5.b.(1)(a)–(d)) (must equal Schedule RC, item 16)			3190	5,000	5.c.

1.	Report fixed-rate advances by remaining maturity and floating-rate advances by next repricing date.
2.	Report both fixed- and floating-rate advances by remaining maturity. Exclude floating-rate advances with a next repricing date of one year or less that have a remaining maturity of over one year.
3.	Report fixed-rate other borrowings by remaining maturity and floating-rate other borrowings by next repricing date.
4.	Report both fixed- and floating-rate other borrowings by remaining maturity. Exclude floating-rate other borrowings with a next repricing date of one year or less that have a remaining maturity of over one year.

06/2012

FFIEC 041 Page 44 of 85 RC-30

Schedule RC-M—Continued

		Dollar Amounts in Thousands	RCON	Yes	No
6.	Does the reporting bank sell private label or third-party mutual funds and annuities?		B569		x	6.

			RCON	Bil | Mil | Thou
7.	Assets under the reporting bank’s management in proprietary mutual funds and annuities		B570		0	7.
8.	Internet website addresses and physical office trade names:
	a.	Uniform Resource Locator (URL) of the reporting institution’s primary Internet website (home page), if any (Example: www.examplebank.com):
		TEXT
		4087 http:// http://www.db.com				8.a.
	b.	URLs of all other public-facing Internet websites that the reporting institution uses to accept or solicit deposits from the public, if any (Example: www.examplebank.biz): (1)
		TE01 (1) N528 http://				8.b.	(1)
		TE02 (2) N528 http://				8.b.	(2)
		TE03 (3) N528 http://				8.b.	(3)
		TE04 (4) N528 http://				8.b.	(4)
		TE05 (5) N528 http://				8.b.	(5)
		TE06 (6) N528 http://				8.b.	(6)
		TE07 (7) N528 http://				8.b.	(7)
		TE08 (8) N528 http://				8.b.	(8)
		TE09 (9) N528 http://				8.b.	(9)
		TE10 (10) N528 http://				8.b.	(10)
	c.	Trade names other than the reporting institution’s legal title used to identify one or more of the institution’s physical offices at which deposits are accepted or solicited from the public, if any:
		TE01 (1) N529				8.c.	(1)
		TE02 (2) N529				8.c.	(2)
		TE03 (3) N529				8.c.	(3)
		TE04 (4) N529				8.c.	(4)
		TE05 (5) N529				8.c.	(5)
		TE06 (6) N529				8.c.	(6)
9.	Do any of the bank’s Internet websites have transactional capability, i.e., allow the bank’s customers to execute transactions on their accounts through the website?		RCON 4088	Yes	No x	9.
10.	Secured liabilities:
	a.	Amount of “Federal funds purchased” that are secured (included in Schedule RC, item 14.a)	RCON F064	Bil | Mil | Thou 0		10.a.
	b.	Amount of “Other borrowings” that are secured (included in Schedule RC-M, items 5.b.(1)(a)–(d))	F065		0	10.b.

11.	Does the bank act as trustee or custodian for Individual Retirement Accounts, Health Savings Accounts, and other similar accounts?		RCON G463	Yes	No x	11.
12.	Does the bank provide custody, safekeeping, or other services involving the acceptance of orders for the sale or purchase of securities?		G464	x		12.

1.	Report only highest level URLs (for example, report www.examplebank.biz, but do not also report www.examplebank.biz/checking).

Report each top level domain name used (for example, report both www.examplebank.biz and www.examplebank.net).

03/2015

FFIEC 041 Page 45 of 85 RC-31

Schedule RC-M—Continued

Dollar Amounts in Thousands	RCON	Bil | Mil | Thou
13. Assets covered by loss-sharing agreements with the FDIC:
a. Loans and leases (included in Schedule RC, items 4.a and 4.b):
(1) Loans secured by real estate:
(a) Construction, land development, and other land loans:
(1) 1–4 family residential construction loans	K169	0	13.a.	(1)(a)(1)
(2) Other construction loans and all land development and other land loans	K170	0	13.a.	(1)(a)(2)
(b) Secured by farmland	K171	0	13.a.	(1)(b)
(c) Secured by 1–4 family residential properties:
(1) Revolving, open-end loans secured by 1–4 family residential properties and extended under lines of credit	K172	0	13.a.	(1)(c)(1)
(2) Closed-end loans secured by 1–4 family residential properties:
(a) Secured by first liens	K173	0	13.a.	(1)(c)(2)(a)
(b) Secured by junior liens	K174	0	13.a.	(1)(c)(2)(b)
(d) Secured by multifamily (5 or more) residential properties	K175	0	13.a.	(1)(d)
(e) Secured by nonfarm nonresidential properties:
(1) Loans secured by owner-occupied nonfarm nonresidential properties	K176	0	13.a.	(1)(e)(1)
(2) Loans secured by other nonfarm nonresidential properties	K177	0	13.a.	(1)(e)(2)
(2) Not applicable
(3) Commercial and industrial loans	K179	0	13.a.	(3)
(4) Loans to individuals for household, family, and other personal expenditures:
(a) Credit cards	K180	0	13.a.	(4)(a)
(b) Automobile loans	K181	0	13.a.	(4)(b)
(c) Other (includes revolving credit plans other than credit cards and other consumer loans)	K182	0	13.a.	(4)(c)
(5) All other loans and all leases	K183	0	13.a.	(5)

Itemize the categories of loans and leases (as defined in Schedule RC-C, Part I) included in item 13.a.(5) above that exceed 10 percent of total loans and leases covered by loss-sharing agreements with the FDIC (sum of items 13.a.(1) through (5)):

(a) Loans to depository institutions and acceptances of other banks	K184	0	13.a.	(5)(a)
(b) Loans to foreign governments and official institutions	K185	0	13.a.	(5)(b)
(c) Other loans (1)	K186	0	13.a.	(5)(c)

Item 13.a.(5)(c)(1) is to be completed by: (2)
• Banks with $300 million or more in total assets
• Banks with less than $300 million in total assets that have loans to finance agricultural production and other loans to farmers (Schedule RC-C, Part I, item 3) exceeding 5 percent of total loans
(1) Loans to finance agricultural production and other loans to farmers included in Schedule RC-M, item 13.a.(5)(c), above	K178	0	13.a.	(5)(c)(1)
(d) Lease financing receivables	K273	0	13.a.	(5)(d)

1.	Includes “Loans to finance agricultural production and other loans to farmers,” “Obligations (other than securities and leases) of states and political subdivisions in the U.S.,” and “Loans to nondepository financial institutions and other loans.”
2.	The $300 million asset-size test and the 5 percent of total loans test are generally based on the total assets and total loans reported on the June 30, 2015, Report of Condition.

03/2016

FFIEC 041 Page 46 of 85 RC-32

Schedule RC-M—Continued

Dollar Amounts in Thousands	RCON	Bil | Mil | Thou
b. Other real estate owned (included in Schedule RC, item 7):
(1) Construction, land development, and other land	K187		0	13.b.	(1)
(2) Farmland	K188		0	13.b.	(2)
(3) 1–4 family residential properties	K189		0	13.b.	(3)
(4) Multifamily (5 or more) residential properties	K190		0	13.b.	(4)
(5) Nonfarm nonresidential properties	K191		0	13.b.	(5)
(6) Not applicable
(7) Portion of covered other real estate owned included in items 13.b.(1) through (5) above that is protected by FDIC loss-sharing agreements	K192		0	13.b.	(7)
c. Debt securities (included in Schedule RC, items 2.a and 2.b)	J461		0	13.c.
d. Other assets (exclude FDIC loss-sharing indemnification assets)	J462		0	13.d.
14. Captive insurance and reinsurance subsidiaries:
a. Total assets of captive insurance subsidiaries (1)	K193		0	14.a.
b. Total assets of captive reinsurance subsidiaries (1)	K194		0	14.b.
Item 15 is to be completed by institutions that are required or have elected to be treated as a Qualified Thrift Lender.
15. Qualified Thrift Lender (QTL) test:

a. Does the institution use the Home Owners’ Loan Act (HOLA) QTL test or the Internal Revenue Service Domestic Building and Loan Association (IRS DBLA) test to determine its QTL compliance? (for the HOLA QTL test, enter 1; for the IRS DBLA test, enter 2)

	RCON	Number
	L133		NA	15.a.
b. Has the institution been in compliance with the HOLA QTL test as of each month end during the quarter or the IRS DBLA test for its most recent taxable year, as applicable?		Yes	No
	L135		x	15.b.

1.	Report total assets before eliminating intercompany transactions between the consolidated insurance or reinsurance subsidiary and other offices or consolidated subsidiaries of the reporting bank.

03/2014

FFIEC 041 Page 47 of 85 RC-33

Schedule RC-M—Continued

Item 16. a and, if appropriate, items 16.c and 16.d are to be completed semiannually in the June and December reports only. Item 16.b is to be completed annually in the June report only.

16. International remittance transfers offered to consumers: (1)
a. As of the report date, did your institution offer to consumers in any state any of the following mechanisms for sending international remittance transfers?	RCON	Yes	No
(1) International wire transfers	N517			16.a.	(1)
(2) International ACH transactions	N518			16.a.	(2)
(3) Other proprietary services operated by your institution	N519			16.a.	(3)
(4) Other proprietary services operated by another party	N520			16.a.	(4)

b. Did your institution provide more than 100 international remittance transfers in the previous calendar year or does your institution estimate that it will provide more than 100 international remittance transfers in the current calendar year?

	N521			16.b.

Items 16.c and 16.d are to be completed by institutions that answered “Yes” to item 16.b in the current report or, if item 16.b is not required to be completed in the current report, in the most recent prior report in which item 16.b was required to be completed.

c. Indicate which of the mechanisms described in items 16.a.(1), (2), and (3) above is the mechanism that your institution estimates accounted for the largest number of international remittance transfers your institution provided during the two calendar quarters ending on the report date. (For international wire transfers, enter 1; for international ACH transactions, enter 2; for other proprietary services operated by your institution, enter 3. If your institution did not provide any international remittance transfers using the mechanisms described in items 16.a.(1), (2), and (3) above during the

	RCON		Number
two calendar quarters ending on the report date, enter 0.)	N522		NA	16.c.

d. Estimated number and dollar value of international remittance transfers provided by your institution during the two calendar quarters ending on the report date:
(1) Estimated number of international remittance transfers	N523		NA	16.d.	(1)
		Bil | Mil | Thou
(2) Estimated dollar value of international remittance transfers	N524		NA	16.d.	(2)
(3) Estimated number of international remittance transfers for which your institution			Number
applied the temporary exception	N527		NA	16.d.	(3)

1.	Report information about international electronic transfers of funds offered to consumers in the United States that:

(a) are “remittance transfers” as defined by subpart B of Regulation E (12 CFR § 1005.30(e)), or

(b) would qualify as “remittance transfers” under subpart B of Regulation E (12 CFR § 1005.30(e)) but are excluded from that definition only because the provider is not providing those transfers in the normal course of its business. See 12 CFR
§ 1005.30(f).

For purposes of this item 16, such transfers are referred to as international remittance transfers.

Exclude transfers sent by your institution as a correspondent bank for other providers. With the exception of item 16.a.(4), report information only about transfers for which the reporting institution is the provider. For item 16.a.(4), report information about transfers for which another party is the provider, and the reporting institution is an agent or a similar type of business partner interacting with the consumers sending the international remittance transfers.

03/2015

FFIEC 041 Page 48 of 85 RC-34

Schedule RC-N—Past Due and Nonaccrual Loans, Leases, and Other Assets

	(Column A) Past due 30 through 89 days and still accruing		(Column B) Past due 90 days or more and still accruing		(Column C) Nonaccrual
Dollar Amounts in Thousands	RCON	Bil | Mil | Thou	RCON	Bil | Mil | Thou	RCON	Bil | Mil | Thou
1. Loans secured by real estate:
a. Construction, land development, and other land loans:
(1) 1–4 family residential construction loans	F172	0	F174	0	F176	0	1.a.	(1)
(2) Other construction loans and all land development and other land loans	F173	0	F175	0	F177	0	1.a.	(2)
b. Secured by farmland	3493	0	3494	0	3495	0	1.b.
c. Secured by 1– 4 family residential properties:
(1) Revolving, open-end loans secured by 1– 4 family residential properties and extended under lines of credit	5398	0	5399	0	5400	9,000	1.c.	(1)
(2) Closed-end loans secured by 1-4 family residential properties:
(a) Secured by first liens	C236	3,000	C237	0	C229	49,000	1.c.	(2)(a)
(b) Secured by junior liens	C238	0	C239	0	C230	0	1.c.	(2)(b)
d. Secured by multifamily (5 or more) residential properties	3499	0	3500	0	3501	0	1.d.
e. Secured by nonfarm nonresidential properties:
(1) Loans secured by owner-occupied nonfarm nonresidential properties	F178	0	F180	0	F182	15,000	1.e.	(1)
(2) Loans secured by other nonfarm nonresidential properties	F179	0	F181	0	F183	0	1.e.	(2)
2. Loans to depository institutions and acceptances of other banks	B834	0	B835	0	B836	0	2.
3. Not applicable
4. Commercial and industrial loans	1606	0	1607	0	1608	69,000	4.
5. Loans to individuals for household, family, and other personal expenditures:
a. Credit cards	B575	0	B576	0	B577	0	5.a.
b. Automobile loans	K213	0	K214	0	K215	0	5.b.
c. Other (includes revolving credit plans other than credit cards and other consumer loans)	K216	0	K217	0	K218	0	5.c.
6. Loans to foreign governments and official institutions	5389	0	5390	0	5391	0	6.
7. All other loans (1)	5459	6,000	5460	0	5461	0	7.
8. Lease financing receivables	1226	0	1227	0	1228	0	8.
9. Debt securities and other assets (exclude other real estate owned and other repossessed assets)	3505	0	3506	0	3507	0	9.

1.	Includes past due and nonaccrual “Loans to finance agricultural productions and other loans to farmers,” “Obligations (other than securities and leases) of states and political subdivisions in the U.S.,” and “Loans to nondepository financial institutions and other loans.”

06/2012

FFIEC 041 Page 49 of 85 RC-35

Schedule RC-N—Continued

Amounts reported in Schedule RC-N, items 1 through 8, include guaranteed and unguaranteed portions of past due and nonaccrual loans and leases. Report in item 10 and 11 below certain guaranteed loans and leases that have already been included in the amounts reported in items 1 through 8.

	(Column A) Past due 30 through 89 days and still accruing		(Column B) Past due 90 days or more and still accruing		(Column C) Nonaccrual
Dollar Amounts in Thousands	RCON	Bil | Mil | Thou	RCON	Bil | Mil | Thou	RCON	Bil | Mil | Thou
10. Loans and leases reported in items 1 through 8 above that are wholly or partially guaranteed by the U.S. Government, excluding loans and leases covered by loss-sharing agreements with the FDIC	K036	0	K037	0	K038	0	10.
a. Guaranteed portion of loans and leases included in item 10 above, excluding rebooked “GNMA loans”	K039	0	K040	0	K041	0	10.a.
b. Rebooked “GNMA loans” that have been repurchased or are eligible for repurchase included in item 10 above	K042	0	K043	0	K044	0	10.b.
11. Loans and leases reported in items 1 through 8 above that are covered by loss-sharing agreements with the FDIC:
a. Loans secured by real estate:
(1) Construction, land development, and other land loans:
(a) 1–4 family residential construction loans	K045	0	K046	0	K047	0	11.a.	(1)(a)
(b) Other construction loans and all land development and other land loans	K048	0	K049	0	K050	0	11.a.	(1)(b)
(2) Secured by farmland	K051	0	K052	0	K053	0	11.a.	(2)
(3) Secured by 1–4 family residential properties:
(a) Revolving, open-end loans secured by 1–4 family residential properties and extended under lines of credit	K054	0	K055	0	K056	0	11.a.	(3)(a)
(b) Closed-end loans secured by 1–4 family residential properties:
(1) Secured by first liens	K057	0	K058	0	K059	0	11.a.	(3)(b)(1)
(2) Secured by junior liens	K060	0	K061	0	K062	0	11.a.	(3)(b)(2)
(4) Secured by multifamily (5 or more) residential properties	K063	0	K064	0	K065	0	11.a.	(4)
(5) Secured by nonfarm nonresidential properties:
(a) Loans secured by owner-occupied nonfarm nonresidential properties	K066	0	K067	0	K068	0	11.a.	(5)(a)
(b) Loans secured by other nonfarm nonresidential properties	K069	0	K070	0	K071	0	11.a.	(5)(b)
b. Not applicable
c. Commercial and industrial loans	K075	0	K076	0	K077	0	11.c.

06/2012

FFIEC 041 Page 50 of 85 RC-36

Schedule RC-N—Continued

	(Column A) Past due 30 through 89 days and still accruing		(Column B) Past due 90 days or more and still accruing		(Column C) Nonaccrual
Dollar Amounts in Thousands	RCON	Bil | Mil | Thou	RCON	Bil | Mil | Thou	RCON	Bil | Mil | Thou
11. d. Loans to individuals for household, family, and other personal expenditures:
(1) Credit cards	K078	0	K079	0	K080	0	11.d.	(1)
(2) Automobile loans	K081	0	K082	0	K083	0	11.d.	(2)
(3) Other (includes revolving credit plans other than credit cards and other consumer loans)	K084	0	K085	0	K086	0	11.d.	(3)
e. All other loans and all leases	K087	0	K088	0	K089	0	11.e.
Itemize the past due and nonaccrual amounts included in item 11.e above for the loan and lease categories for which amounts were reported in Schedule RC-M, items 13.a.(5)(a) through (e):
(1) Loans to depository institutions and acceptances of other banks	K091	0	K092	0	K093	0	11.e.	(1)
(2) Loans to foreign governments and official institutions	K095	0	K096	0	K097	0	11.e.	(2)
(3) Other loans (1)	K099	0	K100	0	K101	0	11.e.	(3)
Item 11.e.(3)(a) is to be completed by: (2)
• Banks with $300 million or more in total assets
• Banks with less than $300 million in total assets that have loans to finance agricultural production and other loans to farmers (Schedule RC-C, Part 1, item 3) exceeding 5 percent of total loans
(a) Loans to finance agricultural production and other loans to farmers included in Schedule RC-N, item 11.e.(3), above	K072	0	K073	0	K074	0	11.e.	(3)(a)
(4) Lease financing receivables	K269	0	K271	0	K272	0	11.e.	(4)
f. Portion of covered loans and leases included in items 11.a through 11.e above that is protected by FDIC loss-sharing agreements	K102	0	K103	0	K104	0	11.f.

1.	Includes “Loans to finance agricultural production and other loans to farmers,” “Obligations (other than securities and leases) of states and political subdivisions in the U.S.,” and “Loans to nondepository financial institutions and other loans.”
2.	The $300 million asset-size test and the 5 percent of total loans test are generally based on the total assets and total loans reported on the June 30, 2015, Report of Condition.

03/2016

FFIEC 041 Page 51 of 85 RC-37

Schedule RC-N—Continued

Memoranda

	(Column A) Past due 30 through 89 days and still accruing		(Column B) Past due 90 days or more and still accruing		(Column C) Nonaccrual
Dollar Amounts in Thousands	RCON	Bil | Mil | Thou	RCON	Bil | Mil | Thou	RCON	Bil | Mil | Thou
1. Loans restructured in troubled debt restructurings included in Schedule RC-N, items 1 through 7, above (and not reported in Schedule RC-C, Part I, Memorandum item 1):
a. Construction, land development, and other land loans:
(1) 1–4 family residential construction loans	K105	0	K106	0	K107	0	M.1.a.	(1)
(2) Other construction loans and all land development and other land loans	K108	0	K109	0	K110	0	M.1.a.	(2)
b. Loans secured by 1–4 family residential properties	F661	0	F662	0	F663	3,000	M.1.b.
c. Secured by multifamily (5 or more) residential properties	K111	0	K112	0	K113	0	M.1.c.
d. Secured by nonfarm nonresidential properties:
(1) Loans secured by owner-occupied nonfarm nonresidential properties	K114	0	K115	0	K116	0	M.1.d.	(1)
(2) Loans secured by other nonfarm nonresidential properties	K117	0	K118	0	K119	0	M.1.d.	(2)
e. Commercial and industrial loans	K257	0	K258	0	K259	0	M.1.e.
Memorandum items 1.e.(1) and (2) are to be completed by banks with $300 million or more in total assets (sum of Memorandum items 1.e.(1) and (2) must equal ‘Memorandum item 1.e): (1)
(1) To U.S. addressees (domicile)	K120	0	K121	0	K122	0	M.1.e.	(1)
(2) To non-U.S. addressees (domicile)	K123	0	K124	0	K125	0	M.1.e.	(2)
f. All other loans ( include loans to individuals for household, family, and other personal expenditures)	K126	0	K127	0	K128	0	M.1.f.

Itemize loan categories included in Memorandum item 1.f, above that exceed 10 percent of total loans restructured in troubled debt restructurings that are past due 30 days or more or in nonaccrual status (sum of Memorandum items 1.a through 1.e plus 1.f, columns A through C):

(1) Loans secured by farmland	K130	0	K131	0	K132	0	M.1.f.	(1)
(2) Loans to depository institutions and acceptances of other banks	K134	0	K135	0	K136	0	M.1.f.	(2)
(3) Not applicable

1.	The $300 million asset-size test is generally based on the total assets reported on the June 30, 2015, Report of Condition.

03/2016

FFIEC 041 Page 52 of 85 RC-38

Schedule RC-N—Continued

Memoranda—Continued

	(Column A) Past due 30 through 89 days and still accruing		(Column B) Past due 90 days or more and still accruing		(Column C) Nonaccrual
Dollar Amounts in Thousands	RCON	Bil | Mil | Thou	RCON	Bil | Mil | Thou	RCON	Bil | Mil | Thou
1. f. (4) Loans to individuals for household, family, and other personal expenditures:
(a) Credit cards	K274	0	K275	0	K276	0	M.1.f.	(4)(a)
(b) Automobile loans	K277	0	K278	0	K279	0	M.1.f.	(4)(b)
(c) Other (includes revolving credit plans other than credit cards and other consumer loans)	K280	0	K281	0	K282	0	M.1.f.	(4)(c)
(5) Loans to foreign governments and official institutions	K283	0	K284	0	K285	0	M.1.f.	(5)
(6) Other loans (1)	K286	0	K287	0	K288	0	M.1.f.	(6)
Memorandum item 1.f.(6)(a) is to be completed by: (2)
• Banks with $300 million or more in total assets
• Banks with less than $300 million in total assets that have loans to finance agricultural production and other loans to farmers (Schedule RC-C, Part I, item 3) exceeding 5 percent of total loans
(a) Loans to finance agricultural production and other loans to farmers included in Schedule RC-N, item Memorandum item 1.f.(6), above	K138	0	K139	0	K140	0	M.1.f.	(6)(a)
2. Loans to finance commercial real estate, construction, and land development activities (not secured by real estate) included in Schedule RC-N, items 4 and 7, above	6558	0	6559	0	6560	0	M.2.
3. Memorandum items 3.a through 3.d are to be completed by banks with $300 million or more in total assets: (2)
a. Loans secured by real estate to non-U.S. addressees (domicile) (included in Schedule RC-N, item 1, above)	1248	0	1249	0	1250	0	M.3.a.
b. Loans to and acceptances of foreign banks (included in Schedule RC-N, item 2, above)	5380	0	5381	0	5382	0	M.3.b.
c. Commercial and industrial loans to non-U.S. addressees (domicile) included in Schedule RC-N, item 4, above	1254	0	1255	0	1256	0	M.3.c.
d. Leases to individuals for household, family, and other personal expenditures (included in Schedule RC-N, item 8, above)	F166	0	F167	0	F168	0	M.3.d.

1.	Includes “Loans to finance agricultural production and other loans to farmers,” “Obligations (other than securities and leases) of states and political subdivisions in the U.S.,” and “Loans to nondepository financial institutions and other loans.”
2.	The $300 million asset-size test and the 5 percent of total loans test are generally based on the total assets and total loans reported on the June 30, 2015, Report of Condition.

03/2016

FFIEC 041 Page 53 of 85 RC-39

Schedule RC-N—Continued

Memoranda—Continued

	(Column A) Past due 30 through 89 days and still accruing		(Column B) Past due 90 days or more and still accruing		(Column C) Nonaccrual
Dollar Amounts in Thousands	RCON	Bil | Mil | Thou	RCON	Bil | Mil | Thou	RCON	Bil | Mil | Thou
Memorandum item 4 is to be completed by: (1)
• banks with $300 million or more in total assets
• banks with less than $300 million in total assets that have loans to finance agricultural production and other loans to farmers (Schedule RC-C, Part I, item 3) exceeding 5 percent of total loans:
4. Loans to finance agricultural production and other loans to farmers (included in Schedule RC-N, item 7, above)	1594	0	1597	0	1583	0	M.4.
5. Loans and leases held for sale and loans measured at fair value (included in Schedule RC-N, items 1 through 8, above):
a. Loans and leases held for sale	C240	0	C241	0	C226	0	M.5.a.
b. Loans measured at fair value:
(1) Fair value	F664	0	F665	0	F666	0	M.5.b.(1)
(2) Unpaid principal balance	F667	0	F668	0	F669	0	M.5.b.(2)

	(Column A) Past due 30 through 89 days		(Column B) Past due 90 days or more
Dollar Amounts in Thousands	RCON	Bil | Mil | Thou	RCON	Bil | Mil | Thou
Memorandum item 6 is to be completed by banks with $300 million or more in total assets: (1)
6. Derivative contracts:
Fair value of amounts carried as assets	3529	0	3530	0	M.6.

	RCON	Bil | Mil | Thou
7. Additions to nonaccrual assets during the quarter	C410	47,000	M.7.
8. Nonaccrual assets sold during the quarter	C411	5,000	M.8.

	(Column A) Past due 30 through 89 days and still accruing		(Column B) Past due 90 days or more and still accruing		(Column C) Nonaccrual
Dollar Amounts in Thousands	RCON	Bil | Mil | Thou	RCON	Bil | Mil | Thou	RCON	Bil | Mil | Thou
9. Purchased credit-impaired loans accounted for in accordance with FASB ASC 310-30 (former AICPA Statement of Position 03-3):
a. Outstanding balance	L183	0	L184	0	L185	0	M.9.a.
b. Amount included in Schedule RC-N, items 1 through 7, above	L186	0	L187	0	L188	0	M.9.b.

1.	The $300 million asset-size test and the 5 percent of total loans test are generally based on the total assets and total loans reported on the June 30, 2015, Report of Condition.

03/2016

FFIEC 041 Page 54 of 85 RC-40

Schedule RC-O—Other Data for Deposit Insurance and FICO Assessments

All FDIC-insured depository institutions must complete items 1 and 2, 4 through 9, 10, and 11, Memorandum item 1, and, if applicable, item 9.a, Memorandum items 2, 3, and 6 through 18 each quarter. Unless otherwise indicated, complete items 1 through 11 and Memorandum items 1 through 3 on an “unconsolidated single FDIC certificate number basis” (see instructions) and complete Memorandum items 6 through 18 on a fully consolidated basis.

Dollar Amounts in Thousands			RCON	Bil | Mil | Thou
1. Total deposit liabilities before exclusions (gross) as defined in Section 3(l) of the Federal Deposit Insurance Act and FDIC regulations			F236		39,332,000	1.
2. Total allowable exclusions, including interest accrued and unpaid on allowable exclusions			F237		0	2.
3. Not applicable
4. Average consolidated total assets for the calendar quarter			K652		47,870,000	4.
a. Averaging method used		Number
(for daily averaging, enter 1, for weekly averaging, enter 2)	K653	2				4.a.
				Bil | Mil | Thou
5. Average tangible equity for the calendar quarter (1)			K654		8,890,000	5.
6. Holdings of long-term unsecured debt issued by other FDIC-insured depository institutions			K655		0	6.
7. Unsecured “Other borrowings” with a remaining maturity of (sum of items 7.a through 7.d must be less than or equal to Schedule RC-M, items 5.b.(1)(a)–(d) minus item 10.b):
a. One year or less			G465		5,000	7.a.
b. Over one year through three years			G466		0	7.b.
c. Over three years through five years			G467		0	7.c.
d. Over five years			G468		0	7.d.
8. Subordinated notes and debentures with a remaining maturity of (sum of items 8.a. through 8.d. must equal Schedule RC, item 19):
a. One year or less			G469		0	8.a.
b. Over one year through three years			G470		0	8.b.
c. Over three years through five years			G471		0	8.c.
d. Over five years			G472		0	8.d.
9. Reciprocal brokered deposits (included in Schedule RC-E, Memorandum item 1.b)			G803		0	9.
Item 9.a is to be completed on a fully consolidated basis by all institutions that own another insured depository institution.
a. Fully consolidated reciprocal brokered deposits			L190		NA	9.a.
10. Banker’s bank certification:
Does the reporting institution meet both the statutory definition of a banker’s bank and the business conduct test set forth in FDIC regulations?				Yes	No
			K656		x	10.
If the answer to item 10 is “YES,” complete items 10.a and 10.b.				Bil | Mil | Thou
a. Banker’s bank deduction			K657		NA	10.a.
b. Banker’s bank deduction limit			K658		NA	10.b.
11. Custodial bank certification:
				Yes	No
Does the reporting institution meet the definition of a custodial bank set forth in FDIC regulations?			K659	x		11.
If the answer to item 11 is “YES,” complete items 11.a and 11.b.				Bil | Mil | Thou
a. Custodial bank deduction			K660		29,745,000	11.a.
b. Custodial bank deduction limit			K661		8,180,000	11.b.

1.	See instructions for averaging methods. For deposit insurance assessment purposes, tangible equity is defined as Tier 1 capital as set forth in the banking agencies’ regulatory capital standards and reported in Schedule RC-R, Part I, item 26, except as described in the instructions.

03/2015

FFIEC 041 Page 55 of 85 RC-41

Schedule RC-O—Continued

Memoranda

Dollar Amounts in Thousands			RCON	Bil | Mil | Thou

1. Total deposit liabilities of the bank, including related interest accrued and unpaid, less allowable exclusions, including related interest accrued and unpaid (sum of Memorandum items 1.a.(1), 1.b.(1), 1.c.(1), and 1.d.(1) must equal Schedule RC-O, item 1 less item 2):

a. Deposit accounts (excluding retirement accounts) of $250,000 or less: (1)
(1) Amount of deposit accounts (excluding retirement accounts) of $250,000 or less			F049	300,000	M.1.a.	(1)
		Number
(2) Number of deposit accounts (excluding retirement accounts) of $250,000 or less	F050	10740			M.1.a.	(2)
b. Deposit accounts (excluding retirement accounts) of more than $250,000: (1)
(1) Amount of deposit accounts (excluding retirement accounts) of more than $250,000			F051	39,013,000	M.1.b.	(1)
		Number
(2) Number of deposit accounts (excluding retirement accounts) of more than $250,000	F052	4217			M.1.b.	(2)
c. Retirement deposit accounts of $250,000 or less: (1)
(1) Amount of retirement deposit accounts of $250,000 or less			F045	8,000	M.1.c.	(1)
		Number
(2) Number of retirement deposit accounts of $250,000 or less	F046	271			M.1.c.	(2)
d. Retirement deposit accounts of more than $250,000: (1)
(1) Amount of retirement deposit accounts of more than $250,000			F047	11,000	M.1.d.	(1)
		Number
(2) Number of retirement deposit accounts of more than $250,000	F048	15			M.1.d.	(2)

Memorandum item 2 is to be completed by banks with $1 billion or more in total assets. (2)
2. Estimated amount of uninsured deposits including related interest accrued and unpaid (see instructions) (3)			5597	37,766,000	M.2.
3. Has the reporting institution been consolidated with a parent bank or savings association in that parent bank’s or parent savings association’s Call Report?
If so, report the legal title and FDIC Certificate Number of the parent bank or parent savings association:
			RCON	FDIC Cert. No.
TEXT A545			A545	0	M.3.
4. and 5. Not applicable.

1.	The dollar amounts used as the basis for reporting in Memorandum items 1.a through 1.d reflect the deposit insurance limits in effect on the report date.

2.	The $1 billion asset-size test is generally based on the total assets reported on the June 30, 2015, Report of Condition.

3.	Uninsured deposits should be estimated based on the deposit insurance limits set forth in Memorandum items 1.a through 1.d.

03/2016

FFIEC 041 Page 56 of 85 RC-42

Schedule RC-O—Continued

Amounts reported in Memorandum items 6 through 9, 14, and 15 will not be made available to the public on an individual institution basis.

Memoranda—Continued

Dollar Amounts in Thousands		RCON	Bil | Mil | Thou
Memorandum items 6 through 12 are to be completed by “large institutions” and “highly complex institutions” as defined in FDIC regulations.
6.	Criticized and classified items:
	a. Special mention	K663	365,000	M.6.a.
	b. Substandard	K664	410,000	M.6.b.
	c. Doubtful	K665	71,000	M.6.c.
	d. Loss	K666	0	M.6.d.
7.	“Nontraditional 1–4 family residential mortgage loans” as defined for assessment purposes only in FDIC regulations:
	a. Nontraditional 1-4 family residential mortgage loans	N025	3,147,000	M.7.a.
	b. Securitizations of nontraditional 1-4 family residential mortgage loans	N026	0	M.7.b.
8.	“Higher-risk consumer loans” as defined for assessment purposes only in FDIC regulations:
	a. Higher-risk consumer loans	N027	116,000	M.8.a.
	b. Securitizations of higher-risk consumer loans	N028	0	M.8.b.
9.	“Higher-risk commercial and industrial loans and securities” as defined for assessment purposes only in FDIC regulations:
	a. Higher-risk commercial and industrial loans and securities	N029	793,000	M.9.a.
	b. Securitizations of higher-risk commercial and industrial loans and securities	N030	0	M.9.b.
10.	Commitments to fund construction, land development, and other land loans secured by real estate:
	a. Total unfunded commitments	K676	94,000	M.10.a.
	b. Portion of unfunded commitments guaranteed or insured by the U.S. government (including the FDIC)	K677	0	M.10.b.
11.	Amount of other real estate owned recoverable from the U.S. government under guarantee or insurance provisions (excluding FDIC loss-sharing agreements)	K669	0	M.11.
12.	Nonbrokered time deposits of more than $250,000 in domestic offices (included in Schedule RC-E, Part I, Memorandum item 2.d)	K678	2,603,000	M.12.

Memorandum item 13.a is to be completed by “large institutions” and “highly complex institutions” as defined in FDIC regulations. Memorandum items 13.b through 13.h are to be completed by “large institutions” only.

13.	Portion of funded loans and securities guaranteed or insured by the U.S. government (including FDIC loss-sharing agreements):
	a. Construction, land development, and other land loans secured by real estate	N177	0	M.13.a.
	b. Loans secured by multifamily residential and nonfarm nonresidential properties	N178	0	M.13.b.
	c. Closed-end loans secured by first liens on 1–4 family residential properties	N179	0	M.13.c.
	d. Closed-end loans secured by junior liens on 1–4 family residential properties and revolving, open-end loans secured by 1–4 family residential properties and extended under lines of credit	N180	0	M.13.d.
	e. Commercial and industrial loans	N181	368,000	M.13.e.
	f. Credit card loans to individuals for household, family, and other personal expenditures	N182	0	M.13.f.
	g. All other loans to individuals for household, family, and other personal expenditures	N183	0	M.13.g.
	h. Non-agency residential mortgage-backed securities	M963	0	M.13.h.

Memorandum items 14 and 15 are to be completed by “highly complex institutions” as defined in FDIC regulations.
14.	Amount of the institution’s largest counterparty exposure	K673	NA	M.14.
15.	Total amount of the institution’s 20 largest counterparty exposures	K674	NA	M.15.

03/2014

FFIEC 041 Page 57 of 85 RC-43

Schedule RC-O—Continued

Memoranda—Continued

Dollar Amounts in Thousands		RCON	Bil | Mil | Thou
Memorandum item 16 is to be completed by “large institutions” and “highly complex institutions” as defined in FDIC regulations.
16.	Portion of loans restructured in troubled debt restructurings that are in compliance with their modified terms and are guaranteed or insured by the U.S. government (including the FDIC) (included in Schedule RC-C, Part I, Memorandum item 1)	L189	0	M.16.

Memorandum item 17 is to be completed on a fully consolidated basis by those “large institutions” and “highly complex institutions” as defined in FDIC regulations that own another insured depository institution.

17.	Selected fully consolidated data for deposit insurance assessment purposes:
	a. Total deposit liabilities before exclusions (gross) as defined in Section 3(I) of the Federal Deposit Insurance Act and FDIC regulations	L194	NA	M.17.a.
	b. Total allowable exclusions, including interest accrued and unpaid on allowable exclusions	L195	NA	M.17.b.
	c. Unsecured “Other borrowings” with a remaining maturity of one year or less	L196	NA	M.17.c.
	d. Estimated amount of uninsured deposits, including related interest accrued and unpaid	L197	NA	M.17.d.

06/2012

FFIEC 041

Schedule RC-O—Continued

Memorandum item 18 is to be completed by “large institutions” and “highly complex institutions” as defined in FDIC regulations.

Amounts reported in Memorandum item 18 will not be made available to the public on an individual institution basis.

	Two-Year Probability of Default (PD)
	(Column A)	(Column B)	(Column C)	(Column D)	(Column E)	(Column F)	(Column G)	(Column H)
	< 1%	1.01–4%	4.01–7%	7.01–10%	10.01–14%	14.01–16%	16.01–18%	18.01–20%
Dollar Amounts in Thousands	Bil | Mil | Thou	Bil | Mil | Thou	Bil | Mil | Thou	Bil | Mil | Thou	Bil | Mil | Thou	Bil | Mil | Thou	Bil | Mil | Thou	Bil | Mil | Thou
18. Outstanding balance of 1-4 family residential mortgage loans, consumer loans, and consumer leases by two-year probability of default:
a. “Nontraditional 1-4 family residential mortgage loans” as defined for assessment purposes only in FDIC regulations	RCON M964	RCON M965	RCON M966	RCON M967	RCON M968	RCON M969	RCON M970	RCON M971
	469,000	1,008,000	809,000	364,000	102,000	13,000	5,000	30,000	M.18.a.
b. Closed-end loans secured by first liens on 1-4 family residential properties	RCON M979	RCON M980	RCON M981	RCON M982	RCON M983	RCON M984	RCON M985	RCON M986
	40,000	83,000	53,000	12,000	15,000	1,000	0	0	M.18.b.
c. Closed-end loans secured by junior liens on 1-4 family residential properties	RCON M994	RCON M995	RCON M996	RCON M997	RCON M998	RCON M999	RCON N001	RCON N002
	0	8,000	9,000	4,000	0	0	0	0	M.18.c.
d. Revolving, open-end loans secured by 1-4 family residential properties and extended under lines of credit	RCON N010	RCON N011	RCON N012	RCON N013	RCON N014	RCON N015	RCON N016	RCON N017
	52,000	155,000	56,000	29,000	11,000	4,000	0	7,000	M.18.d.
	RCON N040	RCON N041	RCON N042	RCON N043	RCON N044	RCON N045	RCON N046	RCON N047
e. Credit cards	0	0	0	0	0	0	0	0	M.18.e.
	RCON N055	RCON N056	RCON N057	RCON N058	RCON N059	RCON N060	RCON N061	RCON N062
f. Automobile loans	0	0	0	0	0	0	0	0	M.18.f.
	RCON N070	RCON N071	RCON N072	RCON N073	RCON N074	RCON N075	RCON N076	RCON N077
g. Student loans	0	0	0	0	0	0	0	0	M.18.g.
h. Other consumer loans and revolving credit plans other than credit cards	RCON N085	RCON N086	RCON N087	RCON N088	RCON N089	RCON N090	RCON N091	RCON N092
	57,000	22,000	18,000	7,000	0	1,000	0	0	M.18.h.
	RCON N100	RCON N101	RCON N102	RCON N103	RCON N104	RCON N105	RCON N106	RCON N107
i. Consumer leases	0	0	0	0	0	0	0	0	M.18.i.
	RCON N115	RCON N116	RCON N117	RCON N118	RCON N119	RCON N120	RCON N121	RCON N122
j. Total	618,000	1,276,000	945,000	416,000	128,000	19,000	5,000	37,000	M.18.j.

03/2014

FFIEC 041 Page 59 of 85 RC-45

Schedule RC-O—Continued

Memorandum item 18 is to be completed by “large institutions” and “highly complex institutions” as defined in FDIC regulations. Amounts reported in Memorandum item 18 will not be made available to the public on an individual institution basis.

	Two-Year Probability of Default (PD)						(Column O) PDs Were Derived Using (1)
	(Column I)	(Column J)	(Column K)	(Column L)	(Column M)	(Column N)
	20.01–22%	22.01–26%	26.01–30%	> 30%	Unscoreable	Total
Dollar Amounts in Thousands	Bil | Mil | Thou	Bil | Mil | Thou	Bil | Mil | Thou	Bil | Mil | Thou	Bil | Mil | Thou	Bil | Mil | Thou	Number
18. Outstanding balance of 1-4 family residential mortgage loans, consumer loans, and consumer leases by two-year probability of default:
a. “Nontraditional 1-4 family residential mortgage loans” as defined for assessment purposes only in FDIC regulations	RCON M972	RCON M973	RCON M974	RCON M975	RCON M976	RCON M977	RCON M978
	6,000	3,000	3,000	5,000	330,000	3,147,000	1	M.18.a.
b. Closed-end loans secured by first liens on 1-4 family residential properties	RCON M987	RCON M988	RCON M989	RCON M990	RCON M991	RCON M992	RCON M993
	0	0	0	0	65,000	269,000	1	M.18.b.
c. Closed-end loans secured by junior liens on 1-4 family residential properties	RCON N003	RCON N004	RCON N005	RCON N006	RCON N007	RCON N008	RCON N009
	0	0	0	0	2,000	23,000	1	M.18.c.
d. Revolving, open-end loans secured by 1-4 family residential properties and extended under lines of credit	RCON N018	RCON N019	RCON N020	RCON N021	RCON N022	RCON N023	RCON N024
	0	0	0	0	81,000	395,000	1	M.18.d.
	RCON N048	RCON N049	RCON N050	RCON N051	RCON N052	RCON N053	RCON N054
e. Credit cards	0	0	0	0	0	0	0	M.18.e.
	RCON N063	RCON N064	RCON N065	RCON N066	RCON N067	RCON N068	RCON N069
f. Automobile loans	0	0	0	0	0	0	0	M.18.f.
	RCON N078	RCON N079	RCON N080	RCON N081	RCON N082	RCON N083	RCON N084
g. Student loans	0	0	0	0	0	0	0	M.18.g.
h. Other consumer loans and revolving credit plans other than credit cards	RCON N093	RCON N094	RCON N095	RCON N096	RCON N097	RCON N098	RCON N099	M.18.h.
	0	0	0	2,000	6,000	113,000	1
	RCON N108	RCON N109	RCON N110	RCON N111	RCON N112	RCON N113	RCON N114
i. Consumer leases	0	0	0	0	0	0	0	M.18.i.
	RCON N123	RCON N124	RCON N125	RCON N126	RCON N127	RCON N128
j. Total	6,000	3,000	3,000	7,000	484,000	3,947,000		M.18.j.

1.	For PDs derived using scores and default rate mappings provided by a third-party vendor, enter 1; for PDs derived using an internal approach, enter 2; for PDs derived using third-party vendor mappings for some loans within a product type and an internal approach for other loans within the same product type, enter 3. If the total reported in Column N for a product type is zero, enter 0.

03/2014

FFIEC 041 Page 60 of 85 RC-46

Schedule RC-P—1–4 Family Residential Mortgage Banking Activities

Schedule RC-P is to be completed by (1) all banks with $1 billion or more in total assets (1) and (2) banks with less than $1 billion in total assets at which either 1–4 family residential mortgage loan originations and purchases for resale (2) from all sources, loan sales, or quarter-end loans held for sale or trading exceed $10 million for two consecutive quarters.

Dollar Amounts in Thousands	RCON	Bil | Mil | Thou
1. Retail originations during the quarter of 1–4 family residential mortgage loans for sale: (2)
a. Closed-end first liens	F066	0	1.a.
b. Closed-end junior liens	F067	0	1.b.
c. Open-end loans extended under lines of credit:
(1) Total commitment under the lines of credit	F670	0	1.c.	(1)
(2) Principal amount funded under the lines of credit	F671	0	1.c.	(2)
2. Wholesale originations and purchases during the quarter of 1–4 family residential mortgage loans for sale: (2)
a. Closed-end first liens	F068	0	2.a.
b. Closed-end junior liens	F069	0	2.b.
c. Open-end loans extended under lines of credit:
(1) Total commitment under the lines of credit	F672	0	2.c.	(1)
(2) Principal amount funded under the lines of credit	F673	0	2.c.	(2)
3. 1–4 family residential mortgage loans sold during the quarter:
a. Closed-end first liens	F070	0	3.a.
b. Closed-end junior liens	F071	0	3.b.
c. Open-end loans extended under lines of credit:
(1) Total commitment under the lines of credit	F674	0	3.c.	(1)
(2) Principal amount funded under the lines of credit	F675	0	3.c.	(2)
4. 1–4 family residential mortgage loans held for sale or trading at quarter-end (included in Schedule RC, item 4.a and 5):
a. Closed-end first liens	F072	0	4.a.
b. Closed-end junior liens	F073	0	4.b.
c. Open-end loans extended under lines of credit:
(1) Total commitment under the lines of credit	F676	0	4.c.	(1)
(2) Principal amount funded under the lines of credit	F677	0	4.c.	(2)
5. Noninterest income for the quarter from the sale, securitization, and servicing of 1–4 family residential mortgage loans (included in Schedule RI, items 5.c, 5.f, 5.g, and 5.i):	RIAD
a. Closed-end 1–4 family residential mortgage loans	F184	0	5.a.
b. Open-end 1–4 family residential mortgage loans extended under lines of credit	F560	0	5.b.
6. Repurchases and indemnifications of 1–4 family residential mortgage loans during the quarter:	RCON
a. Closed-end first liens	F678	0	6.a.
b. Closed-end junior liens	F679	0	6.b.
c. Open-end loans extended under lines of credit:
(1) Total commitment under the lines of credit	F680	0	6.c.	(1)
(2) Principal amount funded under the lines of credit	F681	0	6.c.	(2)
7. Representation and warranty reserves for 1–4 family residential mortgage loans sold:
a. For representations and warranties made to U.S. government agencies and government-sponsored agencies	L191	0	7.a.
b. For representations and warranties made to other parties	L192	0	7.b.
c. Total representation and warranty reserves (sum of items 7.a and 7.b)	M288	0	7.c.

1.	The $1 billion asset-size test is generally based on the total assets reported on the June 30, 2015, Report of Condition.
2.	Exclude originations and purchases of 1–4 family residential mortgage loans that are held for investment.

03/2016

FFIEC 041 Page 61 of 85 RC-47

Schedule RC-Q—Assets and Liabilities Measured at Fair Value on a Recurring Basis

Schedule RC-Q is to be completed by banks that:

(1)	Had total assets of $500 million or more as of the beginning of their fiscal year; or

(2)	Had total assets of less than $500 million as of the beginning of their fiscal year and either:

(a) Have elected to report financial instruments or servicing assets and liabilities at fair value under a fair value option with changes in fair value recognized in earnings, or

(b) Are required to complete Schedule RC-D, Trading Assets and Liabilities.

	(Column A) Total Fair Value Reported on Schedule RC		(Column B) LESS: Amounts Netted in the Determination of Total Fair Value		(Column C) Level 1 Fair Value Measurements		(Column D) Level 2 Fair Value Measurements		(Column E) Level 3 Fair Value Measurements
Dollar Amounts in Thousands	RCON	Bil | Mil | Thou	RCON	Bil | Mil | Thou	RCON	Bil | Mil | Thou	RCON	Bil | Mil | Thou	RCON	Bil | Mil | Thou
Assets
1. Available-for-sale securities	1773	0	G474	0	G475	0	G476	0	G477	0	1.
2. Federal funds sold and securities purchased under agreements to resell	G478	0	G479	0	G480	0	G481	0	G482	0	2.
3. Loans and leases held for sale	G483	0	G484	0	G485	0	G486	0	G487	0	3.
4. Loans and leases held for investment	G488	0	G489	0	G490	0	G491	0	G492	0	4.
5. Trading assets:
a. Derivative assets	3543	6,000	G493	19,000	G494	0	G495	25,000	G496	0	5.a.
b. Other trading assets	G497	0	G498	0	G499	0	G500	0	G501	0	5.b.
(1)Nontrading securities at fair value with changes in fair value reported in current earnings (included in Schedule RC-Q, item 5.b above)	F240	0	F684	0	F692	0	F241	0	F242	0	5.b.	(1)
6. All other assets	G391	0	G392	0	G395	0	G396	0	G804	0	6.
7. Total assets measured at fair value on a recurring basis (sum of items 1 through 5.b plus item 6)	G502	6,000	G503	19,000	G504	0	G505	25,000	G506	0	7.

Liabilities
8. Deposits	F252	0	F686	0	F694	0	F253	0	F254	0	8.
9. Federal funds purchased and securities sold under agreements to repurchase	G507	0	G508	0	G509	0	G510	0	G511	0	9.
10. Trading liabilities:
a. Derivative liabilities	3547	NA	G512	19,000	G513	0	G514	25,000	G515	0	10.a.
b. Other trading liabilities	G516	0	G517	0	G518	0	G519	0	G520	0	10.b.
11. Other borrowed money	G521	0	G522	0	G523	0	G524	0	G525	0	11.
12. Subordinated notes and debentures	G526	0	G527	0	G528	0	G529	0	G530	0	12.
13. All other liabilities	G805	84,000	G806	0	G807	0	G808	31,000	G809	53,000	13.
14. Total liabilities measured at fair value on a recurring basis (sum of items 8 through 13)	G531	90,000	G532	19,000	G533	0	G534	56,000	G535	53,000	14.

06/2012

FFIEC 041 Page 62 of 85 RC-48

Schedule RC-Q—Continued

	(Column A) Total Fair Value Reported on Schedule RC		(Column B) LESS: Amounts Netted in the Determination of Total Fair Value		(Column C) Level 1 Fair Value Measurements		(Column D) Level 2 Fair Value Measurements		(Column E) Level 3 Fair Value Measurements
Dollar Amounts in Thousands	RCON	Bil | Mil | Thou	RCON	Bil | Mil | Thou	RCON	Bil | Mil | Thou	RCON	Bil | Mil | Thou	RCON	Bil | Mil | Thou
Memoranda
1. All other assets (itemize and describe amounts included in Schedule RC-Q, item 6, that are greater than $25,000 and exceed 25 percent of item 6):
a. Mortgage servicing assets	G536	0	G537	0	G538	0	G539	0	G540	0	M.1.a.
b. Nontrading derivative assets	G541	0	G542	0	G543	0	G544	0	G545	0	M.1.b.
c. TEXT G546	G546	0	G547	0	G548	0	G549	0	G550	0	M.1.c.
d. TEXT G551	G551	0	G552	0	G553	0	G554	0	G555	0	M.1.d.
e. TEXT G556	G556	0	G557	0	G558	0	G559	0	G560	0	M.1.e.
f. TEXT G561	G561	0	G562	0	G563	0	G564	0	G565	0	M.1.f.
2. All other liabilities (itemize and describe amounts included in Schedule RC-Q, item 13, that are greater than $25,000 and exceed 25 percent of item 13):
a. Loan commitments (not accounted for as derivatives)	F261	53,000	F689	0	F697	0	F262	0	F263	53,000	M.2.a.
b. Nontrading derivative liabilities	G566	31,000	G567	0	G568	0	G569	31,000	G570	0	M.2.b.
c. TEXT G571	G571	0	G572	0	G573	0	G574	0	G575	0	M.2.c.
d. TEXT G576	G576	0	G577	0	G578	0	G579	0	G580	0	M.2.d.
e. TEXT G581	G581	0	G582	0	G583	0	G584	0	G585	0	M.2.e.
f. TEXT G586	G586	0	G587	0	G588	0	G589	0	G590	0	M.2.f.

06/2012

FFIEC 041 Page 63 of 85 RC-49

Schedule RC-R—Regulatory Capital

Part I. Regulatory Capital Components and Ratios

Part I is to be completed on a consolidated basis.

Dollar Amounts in Thousands	RCOA	Bil | Mil | Thou
Common Equity Tier 1 Capital
1. Common stock plus related surplus, net of treasury stock and unearned employee stock ownership plan (ESOP) shares	P742	2,728,000	1.
RCON
2. Retained earnings	3632	6,139,000	2.
RCOA
3. Accumulated other comprehensive income (AOCI)	B530	(1,000)	3.

a. AOCI opt-out election (enter “1” for Yes; enter “0” for No.)	0=No	RCOA
(Advanced approaches institutions must enter “0” for No.)	1=Yes	P838	0	3.a.

RCOA	Bil | Mil | Thou
4. Common equity tier 1 minority interest includable in common equity tier 1 capital	P839	0	4.
5. Common equity tier 1 capital before adjustments and deductions (sum of items 1 through 4)	P840	8,866,000	5.

Common Equity Tier 1 Capital: Adjustments and Deductions
6. LESS: Goodwill net of associated deferred tax liabilities (DTLs)	P841	0	6.
7. LESS: Intangible assets (other than goodwill and mortgage servicing assets (MSAs)), net of associated DTLs	P842	15,000	7.
8. LESS: Deferred tax assets (DTAs) that arise from net operating loss and tax credit carryforwards, net of any related valuation allowances and net of DTLs	P843	4,000	8.
9. AOCI-related adjustments (if entered “1” for Yes in item 3.a, complete only items 9.a through 9.e; if entered “0” for No in item 3.a, complete only item 9.f):
a. LESS: Net unrealized gains (losses) on available-for-sale securities (if a gain, report as a positive value; if a loss, report as a negative value)	P844	NA	9.a.
b. LESS: Net unrealized loss on available-for-sale preferred stock classified as an equity security under GAAP and available-for-sale equity exposures (report loss as a positive value)	P845	NA	9.b.
c. LESS: Accumulated net gains (losses) on cash flow hedges (if a gain, report as a positive value; if a loss, report as a negative value)	P846	NA	9.c.

d. LESS: Amounts recorded in AOCI attributed to defined benefit postretirement plans resulting from the initial and subsequent application of the relevant GAAP standards that pertain to such plans (if a gain, report as a positive value; if a loss, report as a negative value)

P847	NA	9.d.
e. LESS: Net unrealized gains (losses) on held-to-maturity securities that are included in AOCI (if a gain, report as a positive value; if a loss, report as a negative value)	P848	NA	9.e.
f. To be completed only by institutions that entered “0” for No in 3.a:
LESS: Accumulated net gain (loss) on cash flow hedges included in AOCI, net of applicable income taxes, that relates to the hedging of items that are not recognized at fair value on the balance sheet (if a gain, report as a positive value; if a loss, report as a negative value)	P849	0	9.f.
10. Other deductions from (additions to) common equity tier 1 capital before threshold-based deductions:
a. LESS: Unrealized net gain (loss) related to changes in the fair value of liabilities that are due to changes in own credit risk (if a gain, report as a positive value; if a loss, report as a negative value)	Q258	0	10.a.
b. LESS: All other deductions from (additions to) common equity tier 1 capital before threshold-based deductions	P850	0	10.b.
11. LESS: Non-significant investments in the capital of unconsolidated financial institutions in the form of common stock that exceed the 10 percent threshold for non-significant investments	P851	0	11.
12. Subtotal (item 5 minus items 6 through 11)	P852	8,847,000	12.

03/2015

FFIEC 041 Page 64 of 85 RC-50

Schedule RC-R—Continued

Part I—Continued

Dollar Amounts in Thousands		RCOA	Bil | Mil | Thou
13.	LESS: Significant investments in the capital of unconsolidated financial institutions in the form of common stock, net of associated DTLs, that exceed the 10 percent common equity tier 1 capital deduction threshold	P853	0	13.
14.	LESS: MSAs, net of associated DTLs, that exceed the 10 percent common equity tier 1 capital deduction threshold	P854	0	14.
15.	LESS: DTAs arising from temporary differences that could not be realized through net operating loss carrybacks, net of related valuation allowances and net of DTLs, that exceed the 10 percent common equity tier 1 capital deduction threshold	P855	0	15.
16.	LESS: Amount of significant investments in the capital of unconsolidated financial institutions in the form of common stock, net of associated DTLs; MSAs, net of associated DTLs; and DTAs arising from temporary differences that could not be realized through net operating loss carrybacks, net of related valuation allowances and net of DTLs; that exceeds the 15 percent common equity tier 1 capital deduction threshold	P856	0	16.
17.	LESS: Deductions applied to common equity tier 1 capital due to insufficient amounts of additional tier 1 capital and tier 2 capital to cover deductions	P857	3,000	17.
18.	Total adjustments and deductions for common equity tier 1 capital (sum of items 13 through 17)	P858	3,000	18.
19.	Common equity tier 1 capital (item 12 minus item 18)	P859	8,844,000	19.

Additional Tier 1 Capital
20.	Additional tier 1 capital instruments plus related surplus	P860	0	20.
21.	Non-qualifying capital instruments subject to phase out from additional tier 1 capital	P861	0	21.
22.	Tier 1 minority interest not included in common equity tier 1 capital	P862	0	22.
23.	Additional tier 1 capital before deductions (sum of items 20, 21, and 22)	P863	0	23.
24.	LESS: Additional tier 1 capital deductions	P864	3,000	24.
25.	Additional tier 1 capital (greater of item 23 minus item 24, or zero)	P865	0	25.

Tier 1 Capital
26.	Tier 1 capital (sum of items 19 and 25)	8274	8,844,000	26.

Tier 2 Capital
27.	Tier 2 capital instruments plus related surplus	P866	0	27.
28.	Non-qualifying capital instruments subject to phase out from tier 2 capital	P867	0	28.
29.	Total capital minority interest that is not included in tier 1 capital	P868	0	29.
30.	a. Allowance for loan and lease losses includable in tier 2 capital	5310	34,000	30.a.
	b. (Advanced approaches institutions that exit parallel run only): Eligible credit reserves includable in tier 2 capital	RCOW 5310	NA	30.b.

31.	Unrealized gains on available-for-sale preferred stock classified as an equity security under GAAP and available-for-sale equity exposures includable in tier 2 capital	RCOA Q257	0	31.
32.	a. Tier 2 capital before deductions (sum of items 27 through 30.a, plus item 31)	P870	34,000	32.a.
	b. (Advanced approaches institutions that exit parallel run only): Tier 2 capital before deductions (sum of items 27 through 29, plus items 30.b and 31)	RCOW P870	NA	32.b.
		RCOA
33.	LESS: Tier 2 capital deductions	P872	0	33.
34.	a. Tier 2 capital (greater of item 32.a minus item 33, or zero)	5311	34,000	34.a.
	b. (Advanced approaches institutions that exit parallel run only): Tier 2 capital (greater of item 32.b less item 33, or zero)	RCOW 5311	NA	34.b.

Total Capital		RCOA
35.	a. Total capital (sum of items 26 and 34.a)	3792	8,878,000	35.a.
	b. (Advanced approaches institutions that exit parallel run only): Total capital (sum of items 26 and 34.b)	RCOW 3792	NA	35.b.

03/2015

FFIEC 041 Page 65 of 85 RC-51

Schedule RC-R—Continued

Part I—Continued

Dollar Amounts in Thousands			RCON	Tril | Bil | Mil | Thou
Total Assets for the Leverage Ratio
36.	Average total consolidated assets		3368		47,870,000	36.
37.	LESS: Deductions from common equity tier 1 capital and additional tier 1 capital (sum of items 6, 7, 8, 10.b, 11, 13 through 17, and certain elements of item 24 - see instructions)		RCOA P875		22,000	37.
38.	LESS: Other deductions from (additions to) assets for the leverage ratio purposes		B596		0	38.
39.	Total assets for the leverage ratio (item 36 minus items 37 and 38)		A224		47,848,000	39.

Total Risk-Weighted Assets
40.	a. Total risk-weighted assets (from Schedule RC-R, Part II, item 31)		A223		20,522,000	40.a.
	b. (Advanced approaches institutions that exit parallel run only): Total risk-weighted assets using advanced approaches rule (from FFIEC 101 Schedule A, item 60)		RCOW A223		NA	40.b.

Risk-Based Capital Ratios *
41.	Common equity tier 1 capital ratio (Column A: item 19 divided by item 40.a)	(Column A)		(Column B)
	(Advanced approaches institutions that exit parallel run only: Column B: item 19 divided by item 40.b)	RCOA P793	Percentage 43.0952%	RCOW P793	Percentage NA	41.
42.	Tier 1 capital ratio (Column A: item 26 divided by item 40.a)
	(Advanced approaches institutions that exit parallel run only: Column B: item 26 divided by item 40.b)	7206	43.0952%	7206	NA	42.
43.	Total capital ratio (Column A: item 35.a divided by item 40.a) (Advanced approaches institutions that exit parallel run only: Column B: item 35.b divided by item 40.b)	7205	43.2609%	7205	NA	43.

Leverage Capital Ratios *				RCOA	Percentage
44.	Tier 1 leverage ratio (item 26 divided by item 39)			7204	18.4835%	44.
45.	Advanced approaches institutions only: Supplementary leverage ratio
	(from FFIEC 101 Schedule A, item 98) (effective date for this item to be determined)					45.

Capital Buffer *				RCOA	Percentage
46.	Institution-specific capital buffer necessary to avoid limitations on distributions and discretionary bonus payments:
	a. Capital conservation buffer			H311	35.2609%	46.a.
	b. (Advanced approaches institutions that exit parallel run only): Total applicable capital buffer		RCOW	H312	NA	46.b.

			RCOA		Bil | Mil | Thou
Institutions must complete items 47 and 48 if the amount in item 46.a is less than or equal to the applicable minimum capital conservation buffer:
47.	Eligible retained income		H313		0	47.
48.	Distributions and discretionary bonus payments during the quarter		H314		0	48.

*	Report each ratio and buffer as a percentage, rounded to four decimal places, e.g., 12.3456.

03/2016

FFIEC 041 Page 66 of 85 RC-52

Schedule RC-R—Continued

Part II. Risk-Weighted Assets

Institutions are required to assign a 100 percent risk weight to all assets not specifically assigned a risk weight under Subpart D of the federal banking agencies’ regulatory capital rules (1) and not deducted from tier 1 or tier 2 capital.

	(Column A) Totals From Schedule RC	(Column B) Adjustments to Totals Reported in Column A	(Column C)	(Column D)	(Column E)	(Column F)	(Column G)	(Column H)	(Column I)	(Column J)
Allocation by Risk-Weight Category
			0%	2%	4%	10%	20%	50%	100%	150%
Dollar Amounts in Thousands	Bil | Mil | Thou	Bil | Mil | Thou	Bil | Mil | Thou	Bil | Mil | Thou	Bil | Mil | Thou	Bil | Mil | Thou	Bil | Mil | Thou	Bil | Mil | Thou	Bil | Mil | Thou	Bil | Mil | Thou
Balance Sheet Asset Categories (2)
1. Cash and balances due from depository institutions	RCON D957 20,673,000	RCON S396 0	RCON D958 19,392,000				RCON D959 1,281,000	RCON S397 0	RCON D960 0	RCON S398 0	1.
2. Securities:
a. Held-to- maturity securities	RCON D961 0	RCON S399 0	RCON D962 0				RCON D963 0	RCON D964 0	RCON D965 0	RCON S400 0	2.a.
b. Available-for-sale securities	RCON D966 0	RCON S402 0	RCON D967 0				RCON D968 0	RCON D969 0	RCON D970 0	RCON S403 0	2.b.
3. Federal funds sold and securities purchased under agreements to resell:
a. Federal funds sold	RCON D971 0		RCON D972 0				RCON D973 0	RCON S410 0	RCON D974 0	RCON S411 0	3.a
b. Securities purchased under agreements to recrsell	RCON H171 11,777,000	RCON H172 11,777,000									3.b
4. Loans and leases held for sale:
a. Residential mortgage exposures	RCON S413 0	RCON S414 0	RCON H173 0				RCON S415 0	RCON S416 0	RCON S417 0		4.a.
b. High volatility commercial real estate exposures	RCON S419 0	RCON S420 0	RCON H174 0				RCON H175 0	RCON H176 0	RCON H177 0	RCON S421 0	4.b.
c. Exposures past due 90 days or more or on nonaccrual (3)	RCON S423 0	RCON S424 0	RCON S425 0				RCON S426 0	RCON S427 0	RCON S428 0	RCON S429 0	4.c.

1.	For national banks and federal savings associations, 12 CFR Part 3; for state member banks, 12 CFR Part 217; and for state nonmember banks and state savings associations, 12 CFR Part 324.
2.	All securitization exposures held as on-balance sheet assets of the reporting institution are to be excluded from items 1 through 8 and are to be reported instead in item 9.
3.	For loans and leases held for sale, exclude residential mortgage exposures, high volatility commercial real estate exposures, or sovereign exposures that are past due 90 days or more or on nonaccrual.

03/2015

FFIEC 041

Schedule RC-R—Continued

Part II—Continued

	(Column K)	(Column L)	(Column M)	(Column N)	(Column O)	(Column P)	(Column Q)	(Column R)	(Column S)
	Allocation by Risk-Weight Category							Application of Other Risk- Weighting Approaches (4)
	250%(5)	300%	400%	600%	625%	937.5%	1250%	Exposure Amount	Risk-Weighted Asset Amount
Dollar Amounts in Thousands	Bil | Mil | Thou	Bil | Mil | Thou	Bil | Mil | Thou	Bil | Mil | Thou	Bil | Mil | Thou	Bil | Mil | Thou	Bil | Mil | Thou	Bil | Mil | Thou	Bil | Mil | Thou
Balance Sheet Asset Categories (continued)
1. Cash and balances due from depository institutions										1.
2. Securities:
a. Held-to-maturity securities										2.a.
b. Available-for-sale securities	RCON H270	RCON S405 0		RCON S406 0				RCON H271 0	RCON H272 0	2.b.
3. Federal funds sold and securities purchased under agreements to resell:
a. Federal funds sold										3.a.
b. Securities purchased under agreements to resell										3.b
4. Loans and leases held for sale:
a. Residential mortgage exposures								RCON H273 0	RCON H274 0	4.a.
b. High volatility commercial real estate exposures								RCON H275 0	RCON H276 0	4.b.
c. Exposures past due 90 days or more or on nonaccrual (6)								RCON H277 0	RCON H278 0	4.c.

4.	Includes, for example, investments in mutual funds/investment funds, exposures collateralized by securitization exposures or mutual funds, separate account bank-owned life insurance, and default fund contributions to central counterparties.
5.	Column K - 250% risk weight is not applicable until the March 31, 2018, report date.
6.	For loans and leases held for sale, exclude residential mortgage exposures, high volatility commercial real estate exposures, or sovereign exposures that are past due 90 days or more or on nonaccrual.

06/2015

FFIEC 041 Page 68 of 85 RC-54

Schedule RC-R—Continued

Part II—Continued

	(Column A) Totals From Schedule RC	(Column B) Adjustments to Totals Reported in Column A	(Column C)	(Column D)	(Column E)	(Column F)	(Column G)	(Column H)	(Column I)	(Column J)
			Allocation by Risk-Weight Category
			0%	2%	4%	10%	20%	50%	100%	150%
Dollar Amounts in Thousands	Bil | Mil | Thou	Bil | Mil | Thou	Bil | Mil | Thou	Bil | Mil | Thou	Bil | Mil | Thou	Bil | Mil | Thou	Bil | Mil | Thou	Bil | Mil | Thou	Bil | Mil | Thou	Bil | Mil | Thou
4. Loans and leases held for sale (continued):
d. All other exposures	RCON S431	RCON S432	RCON S433				RCON S434	RCON S435	RCON S436	RCON S437
	0	0	0				0	0	0	0	4.d.
5. Loans and leases, net of unearned income:
a. Residential mortgage exposures	RCON S439	RCON S440	RCON H178				RCON S441	RCON S442	RCON S443
	3,899,000	0	0				0	3,784,000	115,000		5.a.
b. High volatility commercial real estate exposures	RCON S445	RCON S446	RCON H179				RCON H180	RCON H181	RCON H182	RCON S447
	76,000	0	0				0	0	0	76,000	5.b.
c. Exposures past due 90 days or more or on nonaccrual (7)	RCON S449	RCON S450	RCON S451				RCON S452	RCON S453	RCON S454	RCON S455
	92,000	0	0				0	0	0	92,000	5.c.
d. All other exposures	RCON S457	RCON S458	RCON S459				RCON S460	RCON S461	RCON S462	RCON S463
	13,971,000	0	0				95,000	362,000	12,467,000	1,047,000	5.d.
6. LESS: Allowance for loan and lease losses	RCON 3123	RCON 3123
	28,000	28,000									6.
7. Trading assets	RCON D976	RCON S466	RCON D977				RCON D978	RCON D979	RCON D980	RCON S467
	6,000	6,000	0				0	0	0	0	7.
8. All other assets (8)	RCON D981	RCON S469	RCON D982				RCON D983	RCON D984	RCON D985	RCON H185
	1,204,000	18,000	91,000				247,000	1,000	842,000	5,000	8.
a. Separate account bank-owned life insurance											8.a.
b. Default fund contributions to central counterparties											8.b.

7.	For loans and leases, net of unearned income, exclude residential mortgage exposures, high volatility commercial real estate exposures, or sovereign exposures that are past due 90 days or more or on nonaccrual.
8.	Includes premises and fixed assets; other real estate owned; investments in unconsolidated subsidiaries and associated companies; direct and indirect investments in real estate ventures; intangible assets; and other assets.

03/2015

FFIEC 041

Schedule RC-R—Continued

Part II—Continued

	(Column K)	(Column L)	(Column M)	(Column N)	(Column O)	(Column P)	(Column Q)	(Column R)	(Column S)
	Allocation by Risk-Weight Category							Application of Other Risk- Weighting Approaches (9)
	250% (10)	300%	400%	600%	625%	937.5%	1250%	Exposure Amount	Risk-Weighted Asset Amount
Dollar Amounts in Thousands	Bil | Mil | Thou	Bil | Mil | Thou	Bil | Mil | Thou	Bil | Mil | Thou	Bil | Mil | Thou	Bil | Mil | Thou	Bil | Mil | Thou	Bil | Mil | Thou	Bil | Mil | Thou
4. Loans and leases held for sale (continued):
d. All other								RCON H279	RCON H280
exposures								0	0	4.d.
5. Loans and leases, net of unearned income:
a. Residential mortgage								RCON H281	RCON H282
exposures								0	0	5.a.
b. High volatility commercial real estate								RCON H283	RCON H284
exposures								0	0	5.b.
c. Exposures past due
90 days or more or on								RCON H285	RCON H286
nonaccrual (11)								0	0	5.c.
d. All other exposures								RCON H287	RCON H288
								0	0	5.d.
6. LESS: Allowance for loan and lease losses										6.
7. Trading assets	RCON H289	RCON H186	RCON H290	RCON H187				RCON H291	RCON H292
		0	0	0				0	0	7.
8. All other assets (12)	RCON H293	RCON H188	RCON S470	RCON S471				RCON H294	RCON H295
		0	0	0				0	0	8.
a. Separate account bank-owned life								RCON H296	RCON H297
insurance								0	0	8a.
b. Default fund contributions to central								RCON H298	RCON H299
counterparties								0	0	8b.

9.	Includes, for example, investments in mutual funds/investment funds, exposures collateralized by securitization exposures or mutual funds, separate account bank-owned life insurance, and default fund contributions to central counterparties.
10.	Column K - 250% risk weight is not applicable until the March 31, 2018, report date.
11.	For loans and leases, net of unearned income, exclude residential mortgage exposures, high volatility commercial real estate exposures, or sovereign exposures that are past due 90 days or more or on nonaccrual.
12.	Includes premises and fixed assets; other real estate owned; investments in unconsolidated subsidiaries and associated companies; direct and indirect investments in real estate ventures; intangible assets; and other assets.

06/2015

FFIEC 041 Page 70 of 85 RC-56

Schedule RC-R—Continued

Part II—Continued

	(Column A) Totals	(Column B) Adjustments to Totals Reported in Column A	(Column Q)	(Column T)	(Column U)
			Allocation by Risk-Weight Category (Exposure Amount)	Total Risk-Weighted Asset Amount by Calculation Methodology
			1250%	SSFA (13)	Gross-Up
Dollar Amounts in Thousands	Bil | Mil | Thou	Bil | Mil | Thou	Bil | Mil | Thou	Bil | Mil | Thou	Bil | Mil | Thou
Securitization Exposures: On- and Off-Balance Sheet
9. On-balance sheet securitization exposures:	RCON S475	RCON S476	RCON S477	RCON S478	RCON S479
a. Held-to-maturity securities	0	0	0	0	0	9.a.
	RCON S480	RCON S481	RCON S482	RCON S483	RCON S484
b. Available-for-sale securities	0	0	0	0	0	9.b.
	RCON S485	RCON S486	RCON S487	RCON S488	RCON S489
c. Trading assets	0	0	0	0	0	9.c
	RCON S490	RCON S491	RCON S492	RCON S493	RCON S494
d. All other on-balance sheet securitization exposures	0	0	0	0	0	9.d
	RCON S495	RCON S496	RCON S497	RCON S498	RCON S499
10. Off-balance sheet securitization exposures	0	0	0	0	0	10.

	(Column A) Totals From Schedule RC	(Column B) Adjustments to Totals Reported in Column A	(Column C)	(Column D)	(Column E)	(Column F)	(Column G)	(Column H)	(Column I)	(Column J)
			Allocation by Risk-Weight Category
			0%	2%	4%	10%	20%	50%	100%	150%
Dollar Amounts in Thousands	Tril | Bil | Mil | Thou	Bil | Mil | Thou	Bil | Mil | Thou	Bil | Mil | Thou	Bil | Mil | Thou	Bil | Mil | Thou	Bil | Mil | Thou	Bil | Mil | Thou	Bil | Mil | Thou	Bil | Mil | Thou
11. Total balance sheet assets (14)	RCON 2170 51,670,000	RCON S500 11,773,000	RCON D987 19,483,000				RCON D988 1,623,000	RCON D989 4,147,000	RCON D990 13,424,000	RCON S503 1,220,000	11.

	(Column K)	(Column L)	(Column M)	(Column N)	(Column O)	(Column P)	(Column Q)	(Column R)
	Allocation by Risk-Weight Category							Application of Other Risk- Weighting Approaches
	250% (15)	300%	400%	600%	625%	937.5%	1250%	Exposure Amount
Dollar Amounts in Thousands	Bil | Mil | Thou	Bil | Mil | Thou	Bil | Mil | Thou	Bil | Mil | Thou	Bil | Mil | Thou	Bil | Mil | Thou	Bil | Mil | Thou	Bil | Mil | Thou
11. Total balance sheet	RCON S504	RCON S505	RCON S506	RCON S507			RCON S510	RCON H300
assets (14)		0	0	0			0	0	11.

13.	Simplified Supervisory Formula Approach.
14.	For each of columns A through R of item 11, report the sum of items 1 through 9. For item 11, the sum of columns B through R must equal column A. Item 11, column A, must equal Schedule RC, item 12.
15.	Column K - 250% risk weight is not applicable until the March 31, 2018, report date.

06/2015

FFIEC 041 Page 71 of 85 RC-57

Schedule RC-R—Continued

Part II—Continued

	(Column A) Face, Notional, or Other Amount	CCF (16)	(Column B) Credit Equivalent Amount (17)	(Column C)	(Column D)	(Column E)	(Column F)	(Column G)	(Column H)	(Column I)	(Column J)
				Allocation by Risk-Weight Category
				0%	2%	4%	10%	20%	50%	100%	150%
Dollar Amounts in Thousands	Bil | Mil | Thou		Bil | Mil | Thou	Bil | Mil | Thou	Bil | Mil | Thou	Bil | Mil | Thou	Bil | Mil | Thou	Bil | Mil | Thou	Bil | Mil | Thou	Bil | Mil | Thou	Bil | Mil | Thou
Derivatives, Off-Balance Sheet Items, and Other Items Subject to Risk Weighting (Excluding Securitization Exposures) (18)
12. Financial standby letters of credit	RCON D991		RCON D992	RCON D993				RCON D994	RCON D995	RCON D996	RCON S511
	425,000	1.0	425,000	0				1,000	0	424,000	0	12.
13. Performance standby letters of credit and transaction-related contingent items	RCON D997		RCON D998	RCON D999				RCON G603	RCON G604	RCON G605	RCON S512
	70,000	0.5	35,000	0				0	0	35,000	0	13.
14. Commercial and similar letters of credit with an original maturity of one year or less	RCON G606		RCON G607	RCON G608				RCON G609	RCON G610	RCON G611	RCON S513
	0	0.2	0	0				0	0	0	0	14.
15. Retained recourse on small business obligations sold with recourse	RCON G612		RCON G613	RCON G614				RCON G615	RCON G616	RCON G617	RCON S514
	0	1.0	0	0				0	0	0	0	15.

16.	Credit conversion factor.
17.	Column A multiplied by credit conversion factor. For each of items 12 through 21, the sum of columns C through J plus column R must equal column B.
18.	All derivatives and off-balance sheet items that are securitization exposures are to be excluded from items 12 through 21 and are to be reported instead in item 10.

03/2015

FFIEC 041 Page 72 of 85 RC-58

Schedule RC-R—Continued

Part II—Continued

	(Column A) Face, Notional, or Other Amount	CCF (19)	(Column B) Credit Equivalent Amount (20)	(Column C)	(Column D)	(Column E)	(Column F)	(Column G)	(Column H)	(Column I)	(Column J)
				Allocation by Risk-Weight Category
				0%	2%	4%	10%	20%	50%	100%	150%
Dollar Amounts in Thousands	Bil | Mil | Thou		Bil | Mil | Thou	Bil | Mil | Thou	Bil | Mil | Thou	Bil | Mil | Thou	Bil | Mil | Thou	Bil | Mil | Thou	Bil | Mil | Thou	Bil | Mil | Thou	Bil | Mil | Thou
16. Repo-style	RCON S515		RCON S516	RCON S517	RCON S518	RCON S519		RCON S520	RCON S521	RCON S522	RCON S523
transactions (21)	28,000	1.0	28,000	0	0	0		0	0	28,000	0	16.
17. All other off-balance	RCON G618		RCON G619	RCON G620				RCON G621	RCON G622	RCON G623	RCON S524
sheet liabilities	0	1.0	0	0				0	0	0	0	17.
18. Unused commitments:
a. Original maturity of one year or less, excluding asset-backed commercial paper (ABCP)	RCON S525		RCON S526	RCON S527				RCON S528	RCON S529	RCON S530	RCON S531
conduits	95,000	0.2	19,000	0				0	0	19,000	0	18.a.
b. Original maturity of one year or less to
ABCP conduits												18.b.
c. Original maturity exceeding one year	RCON G624		RCON G625	RCON G626				RCON G627	RCON G628	RCON G629	RCON S539
	4,718,000	0.5	2,359,000	0				0	72,000	2,234,000	53,000	18.c.
19. Unconditionally cancelable	RCON S540		RCON S541
commitments	0	0.0	0									19.
20. Over-the-counter			RCON S542	RCON S543			RCON S544	RCON S545	RCON S546	RCON S547	RCON S548
derivatives			43,000	0			0	36,000	0	7,000	0	20.
21. Centrally cleared			RCON S549	RCON S550	RCON S551	RCON S552		RCON S554	RCON S555	RCON S556	RCON S557
derivatives			0	0	0	0		0	0	0	0	21.
22. Unsettled transactions	RCON H191			RCON H193				RCON H194	RCON H195	RCON H196	RCON H197
(failed trades) (22)	0			0				0	0	0	0	22.

19.	Credit conversion factor.
20.	For items 16 through 19, column A multiplied by credit conversion factor.
21.	Includes securities purchased under agreements to resell (reverse repos), securities sold under agreements to repurchase (repos), securities borrowed, and securities lent.
22.	For item 22, the sum of columns C through Q must equal column A.

03/2015

FFIEC 041 Page 73 of 85 RC-59

Schedule RC-R—Continued

Part II—Continued

	(Column O)	(Column P)	(Column Q)	(Column R)	(Column S)
	Allocation by Risk-Weight Category			Application of Other Risk- Weighting Approaches (23)
	625%	937.5%	1250%	Credit Equivalent Amount	Risk-Weighted Asset Amount
Dollar Amounts in Thousands	Bil | Mil | Thou	Bil | Mil | Thou	Bil | Mil | Thou	Bil | Mil | Thou	Bil | Mil | Thou
16.Repo-style transactions (24)				RCONH301 0	RCON H302 0	16.
17.All other off-balance sheet liabilities						17.
18.Unused commitments:
a. Original maturity of one year or less, excluding asset- backed commercial paper (ABCP) conduits				RCONH303 0	RCON H304 0	18.a.
b. Original maturity of one year or less to ABCP conduits						18.b.
c. Original maturity exceeding one year				RCONH307 0	RCON H308 0	18.c.
19.Unconditionally cancelable commitments						19.
20.Over-the-counter derivatives				RCONH309 0	RCON H310 0	20.
21.Centrally cleared derivatives						21.
22.Unsettled transactions (failed trades) (25)	RCON H198 0	RCON H199 0	RCON H200 0			22.

23.	Includes, for example, exposures collateralized by securitization exposures or mutual funds.
24.	Includes securities purchased under agreements to resell (reverse repos), securities sold under agreements to repurchase (repos), securities borrowed, and securities lent.
25.	For item 22, the sum of columns C through Q must equal column A.

03/2015

FFIEC 041 Page 74 of 85 RC-60

Schedule RC-R—Continued

Part II—Continued

	(Column C)	(Column D)	(Column E)	(Column F)	(Column G)	(Column H)	(Column I)	(Column J)
	Allocation by Risk-Weight Category
	0%	2%	4%	10%	20%	50%	100%	150%
Dollar Amounts in Thousands	Bil | Mil | Thou	Bil | Mil | Thou	Bil | Mil | Thou	Bil | Mil | Thou	Bil | Mil | Thou	Bil | Mil | Thou	Bil | Mil | Thou	Bil | Mil | Thou

23.Total assets, derivatives, off-balance sheet items, and other items subject to risk weighting by risk- weight category (for each of columns C through P, sum of items 11 through 22; for column Q, sum of items 10 through 22)

	RCON G630	RCON S558	RCON S559	RCON S560	RCON G631	RCON G632	RCON G633	RCON S561
	19,483,000	0	0	0	1,660,000	4,219,000	16,171,000	1,273,000	23.
24.Risk weight factor	X 0%	X 2%	X 4%	X 10%	X 20%	X 50%	X 100%	X 150%	24.
25.Risk-weighted assets by risk-weight category (for each column, item 23 multiplied by item 24)	RCON G634	RCON S569	RCON S570	RCON S571	RCON G635	RCON G636	RCON G637	RCON S572
	0	0	0	0	332,000	2,109,500	16,171,000	1,909,500	25.

03/2015

Schedule RC-R—Continued Part II—Continued	FFIEC 041 Page 75 of 85 RC-61

	(Column K)	(Column L)	(Column M)	(Column N)	(Column O)	(Column P)	(Column Q)
			Allocation by Risk-Weight Category
	250% (26)	300%	400%	600%	625%	937.5%	1250%
Dollar Amounts in Thousands	Bil | Mil | Thou	Bil | Mil | Thou	Bil | Mil | Thou	Bil | Mil | Thou	Bil | Mil | Thou	Bil | Mil | Thou	Bil | Mil | Thou

23. Total assets, derivatives, off-balance sheet items, and other items subject to risk weighting by risk- weight category (for each of columns C through P, sum of items 11 through 22; for column Q, sum of items 10 through 22)

	RCON S562	RCON S563	RCON S564	RCON S565	RCON S566	RCON S567	RCON S568
		0	0	0	0	0	0	23.
24. Risk weight factor	X 250%	X 300%	X 400%	X 600%	X 625%	X 937.5%	X 1250%	24.
25. Risk-weighted assets by risk-weight category (for each column, item 23 multiplied by item 24)	RCON S573	RCON S574	RCON S575	RCON S576	RCON S577	RCON S578	RCON S579
		0	0	0	0	0	0	25.

		Totals
Dollar Amounts in Thousands	RCON	Tril | Bil | Mil | Thou
26. Risk-weighted assets base for purposes of calculating the allowance for loan and lease losses 1.25 percent threshold	S580	20,525,000	26.
27. Standardized market-risk weighted assets (applicable only to banks that are covered by the market risk capital rules)	S581	0	27.
28. Risk-weighted assets before deductions for excess allowance for loan and lease losses and allocated transfer risk reserve (27)	B704	20,522,000	28.
29. LESS: Excess allowance for loan and lease losses	A222	0	29.
30. LESS: Allocated transfer risk reserve	3128	0	30.
31. Total risk-weighted assets (item 28 minus items 29 and 30)	G641	20,522,000	31.

26.	Column K - 250% risk weight is not applicable until the March 31, 2018, report date.
27.	Sum of items 2.b through 20, column S; items 9.a, 9.b, 9.c, 9.d, and 10, columns T and U; item 25, columns C through Q; and item 27 (if applicable).

06/2015

FFIEC 041 Page 76 of 85 RC-62

Schedule RC-R—Continued

Part II—Continued

Dollar Amounts in Thousands					RCON	Bil | Mil | Thou
1. Current credit exposure across all derivative contracts covered by the regulatory capital rules					G642	0	M.1.

	With a remaining maturity of
	(Column A) One year or less		(Column B) Over one year through five years		(Column C) Over five years
Dollar Amounts in Thousands	RCON	Tril | Bil | Mil | Thou	RCON	Tril | Bil | Mil | Thou	RCON	Tril | Bil | Mil | Thou
2. Notional principal amounts of over-the-counter derivative contracts:
a. Interest rate	S582	1,165,000	S583	1,955,000	S584	500,000	M.2.a.
b. Foreign exchange rate and gold	S585	0	S586	0	S587	0	M.2.b.
c. Credit (investment grade reference asset)	S588	0	S589	0	S590	0	M.2.c.
d. Credit (non-investment grade reference asset)	S591	0	S592	0	S593	0	M.2.d.
e. Equity	S594	0	S595	0	S596	0	M.2.e.
f. Precious metals (except gold)	S597	0	S598	0	S599	0	M.2.f.
g. Other	S600	0	S601	0	S602	0	M.2.g.
3. Notional principal amounts of centrally cleared derivative contracts:
a. Interest rate	S603	0	S604	0	S605	0	M.3.a.
b. Foreign exchange rate and gold	S606	0	S607	0	S608	0	M.3.b.
c. Credit (investment grade reference asset)	S609	0	S610	0	S611	0	M.3.c.
d. Credit (non-investment grade reference asset)	S612	0	S613	0	S614	0	M.3.d.
e. Equity	S615	0	S616	0	S617	0	M.3.e.
f. Precious metals (except gold)	S618	0	S619	0	S620	0	M.3.f.
g. Other	S621	0	S622	0	S623	0	M.3.g.

03/2015

FFIEC 041 Page 77 of 85 RC-63

Schedule RC-S—Servicing, Securitization, and Asset Sale Activities

	(Column A) 1–4 Family Residential Loans	(Column B) Home Equity Lines	(Column C) Credit Card Receivables	(Column D) Auto Loans	(Column E) Other Consumer Loans	(Column F) Commercial and Industrial Loans	(Column G) All Other Loans, All Leases, and All Other Assets
Dollar Amounts in Thousands	Bil | Mil | Thou	Bil | Mil | Thou	Bil | Mil | Thou	Bil | Mil | Thou	Bil | Mil | Thou	Bil | Mil | Thou	Bil | Mil | Thou
Bank Securitization Activities
1. Outstanding principal balance of assets sold and securitized by the reporting bank with servicing retained or with recourse or other seller-provided credit enhancements	RCON B705	RCON B706	RCON B707	RCON B708	RCON B709	RCON B710	RCON B711
	0	0	0	0	0	0	0	1.
2. Maximum amount of credit exposure arising from recourse or other seller- provided credit enhancements provided to structures reported in item 1 in the form of:
a. Credit-enhancing interest-only strips (included in Schedules RC-B or RC-F or in Schedule RC, item 5)	RCON B712	RCON B713	RCON B714	RCON B715	RCON B716	RCON B717	RCON B718
	0	0	0	0	0	0	0	2.a.
b. Subordinated securities and other residual interests	RCON C393	RCON C394	RCON C395	RCON C396	RCON C397	RCON C398	RCON C399
	0	0	0	0	0	0	0	2.b.
c. Standby letters of credit and other enhancements	RCON C400	RCON C401	RCON C402	RCON C403	RCON C404	RCON C405	RCON C406
	0	0	0	0	0	0	0	2.c.
3. Reporting bank’s unused commitments to provide liquidity to structures reported in item 1
	RCON B726	RCON B727	RCON B728	RCON B729	RCON B730	RCON B731	RCON B732
	0	0	0	0	0	0	0	3.
4. Past due loan amounts included in item 1:
a. 30–89 days past due	RCON B733	RCON B734	RCON B735	RCON B736	RCON B737	RCON B738	RCON B739
	0	0	0	0	0	0	0	4.a.
b. 90 days or more past due	RCON B740	RCON B741	RCON B742	RCON B743	RCON B744	RCON B745	RCON B746	4.b.
	0	0	0	0	0	0	0
5. Charge-offs and recoveries on assets sold and securitized with servicing retained or with recourse or other seller-provided credit enhancements (calendar year-to-date):
a. Charge-offs	RIAD B747	RIAD B748	RIAD B749	RIAD B750	RIAD B751	RIAD B752	RIAD B753
	0	0	0	0	0	0	0	5.a.
b. Recoveries	RIAD B754	RIAD B755	RIAD B756	RIAD B757	RIAD B758	RIAD B759	RIAD B760
	0	0	0	0	0	0	0	5.b.

06/2012

FFIEC 041 Page 78 of 85 RC-64

Schedule RC-S—Continued

	(Column A) 1–4 Family Residential Loans	(Column B) Home Equity Lines	(Column C) Credit Card Receivables	(Column D) Auto Loans	(Column E) Other Consumer Loans	(Column F) Commercial and Industrial Loans	(Column G) All Other Loans, All Leases, and All Other Assets
Dollar Amounts in Thousands	Bil | Mil | Thou	Bil | Mil | Thou	Bil | Mil | Thou	Bil | Mil | Thou	Bil | Mil | Thou	Bil | Mil | Thou	Bil | Mil | Thou
6. Amount of ownership (or seller’s) interests carried as:
a. Securities (included in Schedule RC-B or in Schedule RC, item 5)		RCON B761 0	RCON B762 0			RCON B763 0		6.a.
b. Loans (included in Schedule RC-C)		RCON B500 0	RCON B501 0			RCON B502 0		6.b.
7. Past due loan amounts included in interests reported in item 6.a:		RCON B764 0	RCON B765 0			RCON B766 0		7.a.
a. 30–89 days past due		RCON B767 0	RCON B768 0			RCON B769 0		7.b.
b. 90 days or more past due
8. Charge-offs and recoveries on loan amounts included in interests reported in item 6.a (calendar year-to-date):		RIAD B770	RIAD B771			RIAD B772
a. Charge-offs		0	0			0		8.a.
		RIAD B773	RIAD B774			RIAD B775
b. Recoveries		0	0			0		8.b.

For Securitization Facilities Sponsored By or Otherwise Established By Other Institutions
9. Maximum amount of credit exposure arising from credit enhancements provided by the reporting bank to other institutions’ securitization structures in the form of standby letters of credit, purchased subordinated securities, and other enhancements	RCON B776 0	RCON B777 0	RCON B778 0	RCON B779 0	RCON B780 0	RCON B781 0	RCON B782 0	9.
10. Reporting bank’s unused commitments to provide liquidity to other institutions’ securitization structures	RCON B783 0	RCON B784 0	RCON B785 0	RCON B786 0	RCON B787 0	RCON B788 0	RCON B789 0	10.

06/2012

Schedule RC-S—Continued	FFIEC 041 Page 79 of 85 RC-65

	(Column A) 1–4 Family Residential Loans	(Column B) Home Equity Lines	(Column C) Credit Card Receivables	(Column D) Auto Loans	(Column E) Other Consumer Loans	(Column F) Commercial and Industrial Loans	(Column G) All Other Loans, All Leases, and All Other Assets
Dollar Amounts in Thousands	Bil | Mil | Thou	Bil | Mil | Thou	Bil | Mil | Thou	Bil | Mil | Thou	Bil | Mil | Thou	Bil | Mil | Thou	Bil | Mil | Thou
Bank Asset Sales
11. Assets sold with recourse or other seller-provided credit enhancements and not securitized by the reporting bank	RCON B790 0	RCON B791 0	RCON B792 0	RCON B793 0	RCON B794 0	RCON B795 0	RCON B796 0	11.
12. Maximum amount of credit exposure arising from recourse or other seller-provided credit enhancements pro- vided to assets reported in item 11	RCON B797 0	RCON B798 0	RCON B799 0	RCON B800 0	RCON B801 0	RCON B802 0	RCON B803 0	12.

Memoranda

Dollar Amounts in Thousands	RCON	Bil | Mil | Thou
1. Small business obligations transferred with recourse under Section 208 of the Riegle Community Development and Regulatory Improvement Act of 1994:
a. Outstanding principal balance	A249	0	M.1.a.
b. Amount of retained recourse on these obligations as of the report date	A250	0	M.1.b.
2. Outstanding principal balance of assets serviced for others (includes participations serviced for others):
a. Closed-end 1–4 family residential mortgages serviced with recourse or other servicer-provided credit enhancements	B804	0	M.2.a.
b. Closed-end 1–4 family residential mortgages serviced with no recourse or other servicer-provided credit enhancements	B805	0	M.2.b.
c. Other financial assets (includes home equity lines) (1)	A591	0	M.2.c.
d. 1–4 family residential mortgages serviced for others that are in process of foreclosure at quarter-end (includes closed-end and open-end loans)	F699	0	M.2.d.
3. Asset-backed commercial paper conduits:
a. Maximum amount of credit exposure arising from credit enhancements provided to conduit structures in the form of standby letters of credit, subordinated securities, and other enhancements:
(1) Conduits sponsored by the bank, a bank affiliate, or the bank’s holding company	B806	0	M.3.a.	(1)
(2) Conduits sponsored by other unrelated institutions	B807	0	M.3.a.	(2)
b. Unused commitments to provide liquidity to conduit structures:
(1) Conduits sponsored by the bank, a bank affiliate, or the bank’s holding company	B808	0	M.3.b.	(1)
(2) Conduits sponsored by other unrelated institutions	B809	0	M.3.b.	(2)
4. Outstanding credit card fees and finance charges included in Schedule RC-S, item 1, column C (2)	C407	NA	M.4.

1.	Memorandum item 2.c is to be completed if the principal balance of other financial assets serviced for others is more than $10 million.
2.	Memorandum item 4 is to be completed by banks that (1) together with affiliated institutions, have outstanding credit card receivables (as defined in the instructions) that exceed $500 million as of the report date, or (2) are credit card specialty banks as defined for Uniform Bank Performance Report purposes.

06/2012

Schedule RC-T—Fiduciary and Related Services	FFIEC 041 Page 80 of 85 RC-66

	RCON	Yes	No
1. Does the institution have fiduciary powers? (If “NO,” do not complete Schedule RC-T.)	A345	x		1.
2. Does the institution exercise the fiduciary powers it has been granted?	A346	x		2.
3. Does the institution have any fiduciary or related activity (in the form of assets or accounts) to report in this schedule? (If “NO,” do not complete the rest of Schedule RC-T.)	B867	x		3.

If the answer to item 3 is “YES,” complete the applicable items of Schedule RC-T, as follows:

Institutions with total fiduciary assets (item 10, sum of columns A and B) greater than $250 million (as of the preceding December 31) or with gross fiduciary and related services income greater than 10 percent of revenue (net interest income plus noninterest income) for the preceding calendar year must complete:

•	Items 4 through 22 and Memorandum item 3 quarterly,

•	Items 23 through 26 annually with the December report, and

•	Memorandum items 1, 2, and 4 annually with the December report.

Institutions with total fiduciary assets (item 10, sum of columns A and B) greater than $100 million but less than or equal to $250 million (as of the preceding December 31) that do not meet the fiduciary income test for quarterly reporting must complete:

•	Items 4 through 26 annually with the December report, and

•	Memorandum items 1 through 4 annually with the December report.

Institutions with total fiduciary assets (item 10, sum of columns A and B) of $100 million or less (as of the preceding December 31) that do not meet the fiduciary income test for quarterly reporting must complete:

•	Items 4 through 13 annually with the December report, and

•	Memorandum items 1 through 3 annually with the December report.

	(Column A) Managed Assets	(Column B) Non-Managed Assets	(Column C) Number of Managed Accounts	(Column D) Number of Non-Managed Accounts
Dollar Amounts in Thousands	Tril | Bil | Mil | Thou	Tril | Bil | Mil | Thou
Fiduciary and Related Assets	RCON B868	RCON B869	RCON B870	RCON B871
4. Personal trust and agency accounts	7,000	6,000	7	4	4.
5. Employee benefit and retirement-related trust and agency accounts:
a. Employee benefit—defined contribution	RCON B872	RCON B873	RCON B874	RCON B875
	23,000	0	3	0	5.a.
b. Employee benefit—defined benefit	RCON B876	RCON B877	RCON B878	RCON B879
	892,000	0	9	0	5.b.
c. Other employee benefit and retirement-related accounts	RCON B880	RCON B881	RCON B882	RCON B883
	146,000	77,000	180	3	5.c.
	RCON B884	RCON B885	RCON C001	RCON C002
6. Corporate trust and agency accounts	6,688,000	142,717,000	6	53,693	6.
7. Investment management and investment advisory agency accounts	RCON B886	RCON J253	RCON B888	RCON J254
	21,568,000	184,000	4,266	48	7.
8. Foundation and endowment trust and agency accounts	RCON J255	RCON J256	RCON J257	RCON J258
	493,000	34,000	57	13	8.
	RCON B890	RCON B891	RCON B892	RCON B893
9. Other fiduciary accounts	0	0	0	0	9.
10. Total fiduciary accounts (sum of items 4 through 9)	RCON B894	RCON B895	RCON B896	RCON B897
	29,817,000	143,018,000	4,528	53,761	10.

06/2012

Schedule RC-T—Continued	FFIEC 041 Page 81 of 85 RC-67

	(Column A) Managed Assets	(Column B) Non-Managed Assets	(Column C) Number of Managed Accounts	(Column D) Number of Non-Managed Accounts
Dollar Amounts in Thousands	Tril | Bil | Mil | Thou	Tril | Bil | Mil | Thou
		RCON B898		RCON B899
11. Custody and safekeeping accounts		38,031,000		5,926	11.
12. Not applicable
13. Individual Retirement Accounts, Health Savings Accounts, and other similar accounts (included in items 5.c and 11)	RCON J259	RCON J260	RCON J261	RCON J262
	144,000	498,000	178	892	13.

Dollar Amounts in Thousands	RIAD	Bil | Mil | Thou
Fiduciary and Related Services Income
14. Personal trust and agency accounts	B904	10,000	14.
15. Employee benefit and retirement-related trust and agency accounts:
a. Employee benefit—defined contribution	B905	0	15.a.
b. Employee benefit—defined benefit	B906	0	15.b.
c. Other employee benefit and retirement-related accounts	B907	0	15.c.
16. Corporate trust and agency accounts	A479	72,000	16.
17. Investment management and investment advisory agency accounts	J315	8,000	17.
18. Foundation and endowment trust and agency accounts	J316	0	18.
19. Other fiduciary accounts	A480	0	19.
20. Custody and safekeeping accounts	B909	3,000	20.
21. Other fiduciary and related services income	B910	17,000	21.
22. Total gross fiduciary and related services income (sum of items 14 through 21) (must equal Schedule RI, item 5.a)	4070	110,000	22.
23. Less: Expenses	C058	0	23.
24. Less: Net losses from fiduciary and related services	A488	NA	24.
25. Plus: Intracompany income credits for fiduciary and related services	B911	NA	25.
26. Net fiduciary and related services income	A491	0	26.

Memoranda

	(Column A) Personal Trust and Agency and Investment Management Agency Accounts		(Column B) Employee Benefit and Retirement-Related Trust and Agency Accounts		(Column C) All Other Accounts
Dollar Amounts in Thousands	RCON	Bil | Mil | Thou	RCON	Bil | Mil | Thou	RCON	Bil | Mil | Thou
1. Managed assets held in fiduciary accounts:
a. Noninterest-bearing deposits	J263	NA	J264	NA	J265	NA	M.1.a.
b. Interest-bearing deposits	J266	NA	J267	NA	J268	NA	M.1.b.
c. U.S. Treasury and U.S. Government agency obligations	J269	NA	J270	NA	J271	NA	M.1.c.
d. State, county and municipal obligations	J272	NA	J273	NA	J274	NA	M.1.d.
e. Money market mutual funds	J275	NA	J276	NA	J277	NA	M.1.e.
f. Equity mutual funds	J278	NA	J279	NA	J280	NA	M.1.f.
g. Other mutual funds	J281	NA	J282	NA	J283	NA	M.1.g.
h. Common trust funds and collective investment funds	J284	NA	J285	NA	J286	NA	M.1.h.
i. Other short-term obligations	J287	NA	J288	NA	J289	NA	M.1.i.
j. Other notes and bonds	J290	NA	J291	NA	J292	NA	M.1.j.
k. Investments in unregistered funds and private equity investments	J293	NA	J294	NA	J295	NA	M.1.k.

06/2012

FFIEC 041 Page 82 of 85 RC-68

Schedule RC-T—Continued

Memoranda—Continued

	(Column A) Personal Trust and Agency and Investment Management Agency Accounts		(Column B) Employee Benefit and Retirement-Related Trust and Agency Accounts		(Column C) All Other Accounts
Dollar Amounts in Thousands	RCON	Bil | Mil | Thou	RCON	Bil | Mil | Thou	RCON	Bil | Mil | Thou
1. l. Other common and preferred stocks	J296	NA	J297	NA	J298	NA	M.1.l.
m. Real estate mortgages	J299	NA	J300	NA	J301	NA	M.1.m.
n. Real estate	J302	NA	J303	NA	J304	NA	M.1.n.
o. Miscellaneous assets	J305	NA	J306	NA	J307	NA	M.1.o.
p. Total managed assets held in fiduciary accounts (for each column, sum of Memorandum items 1.a through 1.o)	J308	NA	J309	NA	J310	NA	M.1.p.

	(Column A) Managed Accounts		(Column B) Number of Managed Accounts
Dollar Amounts in Thousands	RCON	Bil | Mil | Thou	RCON
1. q. Investments of managed fiduciary accounts in advised or sponsored mutual funds	J311	NA	J312	NA	M.1.q.

	(Column A) Number of Issues		(Column B) Principal Amount Outstanding
Dollar Amounts in Thousands	RCON		Tril | Bil | Mil | Thou
2. Corporate trust and agency accounts:			RCON B928
a. Corporate and municipal trusteeships	B927	NA	NA	M.2.a.
RCON J314
(1) Issues reported in Memorandum item 2.a that are in default	J313	NA	NA	M.2.a.(1)
b. Transfer agent, registrar, paying agent, and other corporate agency	B929	NA		M.2.b.

	(Column A) Number of Funds		(Column B) Market Value of Fund Assets
Dollar Amounts in Thousands	RCON		RCON	Bil | Mil | Thou
3. Collective investment funds and common trust funds:
a. Domestic equity	B931	3	B932	423,000	M.3.a.
b. International/Global equity	B933	1	B934	248,000	M.3.b.
c. Stock/Bond blend	B935	0	B936	0	M.3.c.
d. Taxable bond	B937	1	B938	160,000	M.3.d.
e. Municipal bond	B939	1	B940	410,000	M.3.e.
f. Short-term investments/Money market	B941	0	B942	0	M.3.f.
g. Specialty/Other	B943	39	B944	1,876,000	M.3.g.
h. Total collective investment funds (sum of Memorandum items 3.a through 3.g)	B945	45	B946	3,117,000	M.3.h.

06/2012

FFIEC 041 Page 83 of 85 RC-69

Schedule RC-T—Continued

Memoranda—Continued

	(Column A) Gross Losses Managed Accounts		(Column B) Gross Losses Non-Managed Accounts		(Column C) Recoveries
Dollar Amounts in Thousands	RIAD	Mil | Thou	RIAD	Mil | Thou	RIAD	Mil | Thou
4. Fiduciary settlements, surcharges, and other losses:
a. Personal trust and agency accounts	B947	NA	B948	NA	B949	NA	M.4.a.
b. Employee benefit and retirement-related trust and agency accounts	B950	NA	B951	NA	B952	NA	M.4.b.
c. Investment management and investment advisory agency accounts	B953	NA	B954	NA	B955	NA	M.4.c.
d. Other fiduciary accounts and related services	B956	NA	B957	NA	B958	NA	M.4.d.
e. Total fiduciary settlements, surcharges, and other losses (sum of Memorandum items 4.a through 4.d) (sum of columns A and B minus column C must equal Schedule RC-T, item 24)	B959	NA	B960	NA	B961	NA	M.4.e.

Person to whom questions about Schedule RC-T—Fiduciary and Related Services should be directed:

Scott, Iacono, Director
Name and Title (TEXT B962)

Scott.Iacono@db.com
E-mail Address (TEXT B926)

212-250-8948
Area Code / Phone Number / Extension (TEXT B963)

212-797-0541
Area Code / FAX Number (TEXT B964)

06/2012

FFIEC 041 Page 84 of 85 RC-70

Schedule RC-V—Variable Interest Entities

	(Column A) Securitization Vehicles		(Column B) ABCP Conduits		(Column C) Other VIEs
Dollar Amounts in Thousands	RCON	Bil | Mil | Thou	RCON	Bil | Mil | Thou	RCON	Bil | Mil | Thou
1. Assets of consolidated variable interest entities (VIEs) that can be used only to settle obligations of the consolidated VIEs:
a. Cash and balances due from depository institutions	J981	0	J982	0	J983	0	1.a.
b. Held-to-maturity securities	J984	0	J985	0	J986	0	1.b.
c. Available-for-sale securities	J987	0	J988	0	J989	0	1.c.
d. Securities purchased under agreements to resell	J990	0	J991	0	J992	0	1.d.
e. Loans and leases held for sale	J993	0	J994	0	J995	0	1.e.
f. Loans and leases, net of unearned income	J996	0	J997	0	J998	0	1.f.
g. Less: Allowance for loan and lease losses	J999	0	K001	0	K002	0	1.g.
h. Trading assets (other than derivatives)	K003	0	K004	0	K005	0	1.h.
i. Derivative trading assets	K006	0	K007	0	K008	0	1.i.
j. Other real estate owned	K009	0	K010	0	K011	0	1.j.
k. Other assets	K012	0	K013	0	K014	2,000	1.k.
2. Liabilities of consolidated VIEs for which creditors do not have recourse to the general credit of the reporting bank:
a. Securities sold under agreements to repurchase	K015	0	K016	0	K017	0	2.a.
b. Derivative trading liabilities	K018	0	K019	0	K020	0	2.b.
c. Commercial paper	K021	0	K022	0	K023	0	2.c.
d. Other borrowed money (exclude commercial paper)	K024	0	K025	0	K026	5,000	2.d.
e. Other liabilities	K027	0	K028	0	K029	0	2.e.
3. All other assets of consolidated VIEs (not included in items 1.a through 1.k above)	K030	0	K031	0	K032	0	3.
4. All other liabilities of consolidated VIEs (not included in items 2.a through 2.e above)	K033	0	K034	0	K035	0	4.

06/2012

FFIEC 041 Page 85 of 85 RC-71

Optional Narrative Statement Concerning the Amounts

Reported in the Reports of Condition and Income

The management of the reporting bank may, if it wishes, submit a brief narrative statement on the amounts reported in the Reports of Condition and Income. This optional statement will be made available to the public, along with the publicly available data in the Reports of Condition and Income, in response to any request for individual bank report data. However, the information reported in Schedule RI-E, item 2.g; Schedule RC-O, Memorandum items 6 through 9, 14, 15, and 18; and Schedule RC-P, items 7.a and 7.b, is regarded as confidential and will not be released to the public. BANKS CHOOSING TO SUBMIT THE NARRATIVE STATEMENT SHOULD ENSURE THAT THE STATEMENT DOES NOT CONTAIN THE NAMES OR OTHER IDENTIFICATIONS OF INDIVIDUAL BANK CUSTOMERS, REFERENCES TO THE AMOUNTS REPORTED IN THE CONFIDENTIAL ITEMS IDENTIFIED ABOVE, OR ANY OTHER INFORMATION THAT THEY ARE NOT WILLING TO HAVE MADE PUBLIC OR THAT WOULD COMPROMISE THE PRIVACY OF THEIR CUSTOMERS Banks choosing not to make a statement may check the “No comment” box below and should make no entries of any kind in the space provided for the narrative statement; i.e., DO NOT enter in this space such phrases as “No statement,” “Not applicable,” “N/A,” “No comment,” and “None.”

The optional statement must be entered on this sheet. The statement should not exceed 100 words. Further, regardless of the number of words, the statement must not exceed 750 characters, including punctuation, indentation, and standard spacing between words and sentences. If any submission should exceed

750 characters, as defined, it will be truncated at 750 characters with no notice to the submitting bank and the truncated statement will appear as the bank’s statement both on agency computerized records and in computer-file releases to the public.

All information furnished by the bank in the narrative statement must be accurate and not misleading. Appropriate efforts shall be taken by the submitting bank to ensure the statement’s accuracy.

If, subsequent to the original submission, material changes are submitted for the data reported in the Reports of Condition and Income, the existing narrative statement will be deleted from the files, and from disclosure; the bank, at its option, may replace it with a statement appropriate to the amended data.

The optional narrative statement will appear in agency records and in release to the public exactly as submitted (or amended as described in the preceding paragraph) by the management of the bank (except for the truncation of statements exceeding the 750-character limit described above). THE STATEMENT WILL NOT BE EDITED OR SCREENED IN ANY WAY BY THE SUPERVISORY AGENCIES FOR ACCURACY OR RELEVANCE. DISCLOSURE OF THE STATEMENT SHALL NOT SIGNIFY THAT ANY FEDERAL SUPERVISORY AGENCY HAS VERIFIED OR CONFIRMED THE ACCURACY OF THE INFORMATION CONTAINED THEREIN. A STATEMENT TO THIS EFFECT WILL APPEAR ON ANY PUBLIC RELEASE OF THE OPTIONAL STATEMENT SUBMITTED BY THE MANAGEMENT OF THE REPORTING BANK.

	RCON	Yes	No
Comments?	6979	x

BANK MANAGEMENT STATEMENT (please type or print clearly; 750 character limit):

(TEXT 6980)

06/2013

Consolidated List of Validity Edits, March 2016	Page: 88

Validity

Validity edits are designed to check the accuracy of data, including the logical (or direct) item relationships and arithmetic calculations (or items to a total). These edits must be corrected before filing. These edits are supplied by the Federal Reserve.

Consolidated List of Quality Edits, March 2016	Page: 89

Quality

Quality edits compare items in order to detect possible data inconsistencies. Quality edits define expected relationships between data items. Sometimes, valid data will create conditions that violate a quality edit. Quality edits must either be cleared OR an explanation for the edit failure must be provided by selecting the ““Click to Enter Explanation “” link. These edits are supplied by the Federal Reserve.

Error ID:	R0400.3144
Error Description:	The amount that your bank reported for “Salaries and employee benefits” (RI 7.a.) of $50,000,000 appears to be inconsistent with the “Number of full-time equivalent employees” (RI M.5.) of 694. The salary and benefit expense per employee is calculated by dividing (RI 7.a.) by (RI M.5.). Your report indicates a quarterly salary and benefit expense per employee of $72,046.110, which exceeds our tolerance range of $4 to $40 thousand. Please review your reported data, and explain or revise as appropriate.

Fed Edit Text:	FOR MARCH: AVERAGE SALARY (RI-7A / RI-M5) SHLD BE BETWEEN $4K AND $40K||Quarterly Exp ‘ & cc:RIAD4135[P0] & ‘ / No. Emp ‘ & cc:RIAD4150[P0] & ‘ = Avg Qrtly Salary ‘ & cc:RIAD4135[P0] / cc:RIAD4150[P0]
Calculation Components:	IF Current quarter Is March
	AND
	RI_3.M.5. Number of full-time equivalent employees at end of current period (round to nearest whole number) Should be greater than Zero	694
	AND
	RI_3.M.7. If the reporting institution has applied push down accounting this calendar year, report the date of the institution’s acquisition (see instructions) Must be equal Zero	0
	THEN
	RI_2.7.a. Noninterest expense: Salaries and employee benefits Divided by	50,000

	RI_3.M.5. Number of full-time equivalent employees at end of current period (round to nearest whole number)	694

		72
	Should be greater than or equal to	4
	AND
	RI_2.7.a. Noninterest expense: Salaries and employee benefits Divided by	50,000
	RI_3.M.5. Number of full-time equivalent employees at end of current period (round to nearest whole number)	694

		72
	Should be less than or equal to	40
Explanation: NA

Error ID:	R0600.2100
Error Description:	“Total equity capital most recently reported for the previous December Report of Condition and Income” (RI-A 1.) of $8,789,000,000, or the “Balance end of previous calendar year as restated” (RI-A 3.) of $8,789,000,000 should equal the previous December’s “Total equity capital end of current period” (RI-A 12.) of $8,790,000,000. Please review your reported data, and explain or revise as appropriate.

Fed Edit Text:	RI-A12 PRV DEC >0 & CUR RI-A7 =0, CUR RI-A1 OR A3 SHLD= RI-A12 PRV DEC||CURR = ‘ & cc:RIADB508[P0] & ‘ ; PRV DEC = ‘ & cc:RIAD3210[-P1Q] & ‘ ; CURR - PRV DEC = ‘ & (cc:RIADB508[P0] - cc:RIAD3210[-P1Q])

Calculation Components:	IF Current quarter Is March
	AND

Consolidated List of Quality Edits, March 2016	Page: 90

	RI_A.12. Total bank equity capital end of current period 1 Quarter Back	8,790,000
	Should be greater than Zero
	AND
	RI_A.7. Changes incident to business combinations, net Must be equal Zero	0
	THEN
	RI_A.1. Total bank equity capital most recently reported for the December 31, 2015, Reports of Condition and Income (i.e., after adjustments from amended Reports of Income)	8,789,000
	Minus
	RI_A.12. Total bank equity capital end of current period 1 Quarter Back	8,790,000

		(1,000)
	Should be less than or equal to	1
	AND
	RI_A.1. Total bank equity capital most recently reported for the December 31, 2015, Reports of Condition and Income (i.e., after adjustments from amended Reports of Income)	8,789,000
	Minus
	RI_A.12. Total bank equity capital end of current period 1 Quarter Back	8,790,000

		(1,000)
	Should be greater than or equal to	(1)
	OR
	RI_A.3. Balance end of previous calendar year as restated	8,789,000
	Minus
	RI_A.12. Total bank equity capital end of current period 1 Quarter Back	8,790,000

		(1,000)
	Should be less than or equal to	1
	AND
	RI_A.3. Balance end of previous calendar year as restated	8,789,000
	Minus
	RI_A.12. Total bank equity capital end of current period 1 Quarter Back	8,790,000

		(1,000)
	Should be greater than or equal to	(1)
Explanation: NA

Error ID:	R0780.2182
Error Description:	The “Balance most recently reported for the previous December” for “Changes in allowance for loan and lease losses” (RI-B Part II, 1.) of $42,000,000 should equal the PREVIOUS December’s “Balance end of current period” (RI-B Part II, 7.) of $40,984,000. Please review your reported data, and explain or revise as appropriate.

Fed Edit Text:	IF RI-BII7 (PREV DEC) >0, THEN RI-BII1 (CUR) SHLD = RI-BII7 (PREV DEC)||Curr = ‘ &
	cc:RIADB522[P0] & ‘ ; Prior = ‘ & cc:RIAD3123[-P1Q] & ‘ ; Difference = ‘ &
	cc:RIADB522[P0] - cc:RIAD3123[-P1Q]
Calculation Components:	IF Current quarter Is March
	AND
	RI_B3.7. Balance end of current period 1 Quarter Back	40,984
	Should be greater than Zero
	THEN
	RI_B3.1. Balance most recently reported for the December 31, 2015, Reports of Condition and Income	42,000
	Minus
	RI_B3.7. Balance end of current period 1 Quarter Back	40,984

		1,016
	Should be less than or equal to	1
	AND

Consolidated List of Quality Edits, March 2016	Page: 91

	RI_B3.1. Balance most recently reported for the December 31, 2015, Reports of Condition and Income	42,000
	Minus
	RI_B3.7. Balance end of current period 1 Quarter Back	40,984

		1,016
	Should be greater than or equal to	(1)
Explanation: NA

Error ID:	R1160.2217
Error Description:	In the absence of any business combination, the amount of “Changes in Equity Capital” related to “Other comprehensive income” on (RI-A 10.) of $ (2,000,000) should equal the period-to-period change in “Accumulated other comprehensive income” on the “Balance Sheet” (RC 26.b., current minus previous) of $6,000,000. Please review your reported data, and explain or revise as appropriate.

Fed Edit Text:	MAR: IF RI-A7 (CURR) =0, RC-26B (CURR-PREV) SHOULD EQUAL RI-A10 (CURR)||(RI-A 10) = ‘ & cc:RIADB511[P0] & ‘ ; (RC 26b Curr - RC 26b Prev) = ‘ & (cc:RCONB530[P0] - cc:RCONB530[-P1Q])

Calculation Components:	IF Current quarter Is March
	AND
	RI_A.7. Changes incident to business combinations, net	0
	Must be equal Zero
	THEN
	RC_2.26.b. Accumulated other comprehensive income Minus	(1,000)
	RC_2.26.b. Accumulated other comprehensive income 1 Quarter Back	(7,000)

		6,000
	Minus
	RI_A.10. Other comprehensive income	(2,000)

		8,000
	Should be less than or equal to	10
	AND
	RC_2.26.b. Accumulated other comprehensive income	(1,000)
	Minus
	RC_2.26.b. Accumulated other comprehensive income 1 Quarter Back	(7,000)

		6,000
	Minus
	RI_A.10. Other comprehensive income	(2,000)

		8,000
	Should be greater than or equal to	(10)
Explanation: NA

Error ID:	R2006.5641
Error Description:	Your institution reported “Recorded Investment: Collectively Evaluated for Impairment” for “Construction loans” (RI-C 1.a., Column C) $122,000,000. However, you did not report any “Allowance Balance: Collectively Evaluated for Impairment” (RI-C 1.a., Column D). Please review your reported data, and explain or revise as appropriate.

Fed Edit Text:	IF RI-C1AC IS GREATER THAN $5 MILLION, THEN RI-C1AD SHOULD BE GREATER THAN ZERO’ & ‘||’ & ‘RI-C1aC = $’ & cc:RCONM710[P0] & ‘ ‘
Calculation Components:	IF
	RI_C. 1.a. C. Recorded Investment: Collectively Evaluated for Impairment (ASC 450-20) Real estate loans: Construction loans	122,000
	Should be greater than	5,000
	THEN

Consolidated List of Quality Edits, March 2016	Page: 92

	RI_C. 1.a. D. Allowance Balance: Collectively Evaluated for Impairment (ASC 450-20) Real estate loans: Construction loans	0
	Should be greater than Zero
Explanation: NA

Error ID:	R2006.5651
Error Description:	Your institution reported “Recorded Investment: Collectively Evaluated for Impairment” for “Other consumer loans” (RI-C 4., Column C) $113,000,000. However, you did not report any “Allowance Balance: Collectively Evaluated for Impairment” (RI-C 4., Column D). Please review your reported data, and explain or revise as appropriate.

Fed Edit Text:	‘IF RI-C4C IS GREATER THAN $5 MILLION, THEN RI-C4D SHOULD BE GREATER
	THAN ZERO’ & ‘||’ & ‘RI-C4C = $’ & cc:RCONM741[P0] & ‘ ‘
Calculation Components:	IF
	RI_C. 4. C. Recorded Investment: Collectively Evaluated for Impairment (ASC 450-20) Other consumer loans	113,000
	Should be greater than	5,000
	THEN
	RI_C. 4. D. Allowance Balance: Collectively Evaluated for Impairment (ASC 450-20) Other consumer loans	0
	Should be greater than Zero
Explanation: NA

Error ID:	R2464.2329
Error Description:	Your bank answered “No” in the “Loans to Small Businesses” (RC-C Part II, 1.) box that all or substantially all of your bank`s “Loans secured by nonfarm nonresidential properties” (RC-C Part I, 1.e.1 and 1.e.2, Column B) of $1,902,000,000 have original amounts of $100,000 or less. However, you did not report any “Amount currently outstanding” for “Loans secured by nonfarm nonresidential properties” in RC-C Part II, 3.a. through 3.c., Column B. Please review your reported data, and explain or revise as appropriate.

Fed Edit Text:	IF RC-CII1 =“No” AND SUM OF RC-CI1E1B AND 1E2B >0, (RC-CII3AB THRU RC-
	CII3CB) S/B >0’ & ‘||’ & ‘Part I = ‘ & cc:RCONF160[P0] + cc:RCONF161[P0] & ‘ ; Part II =
	‘ & (cc:RCON5565[P0] + cc:RCON5567[P0] + cc:RCON5569[P0])
Calculation Components:	IF
	RC_C7.1. Indicate in the appropriate box at the right whether all or substantially all of the dollar volume of your bank’s “Loans secured by nonfarm nonresidential properties” offices, and all or substantially all of the dollar volume of your bank’s “Commercial and industrial loans” have original amounts of $100,000 or less Must be equal	false “false”
	AND
	RC_C.1.e.(1). B. To Be Completed by All Banks. Loans secured by real estate: Secured by nonfarm nonresidential properties: Loans secured by owner-occupied nonfarm nonresidential properties	66,000
	Plus
	RC_C.1.e.(2). B. To Be Completed by All Banks. Loans secured by real estate: Secured by nonfarm nonresidential properties: Loans secured by other nonfarm nonresidential properties	1,836,000

		1,902,000
	Should be greater than Zero
	THEN
	RC_C7.3.a. B. Amount Currently Outstanding. Number and amount currently outstanding of “Loans secured by nonfarm nonresidential properties”: With original amounts of $100,000 or less	0
	Plus

Consolidated List of Quality Edits, March 2016	Page: 93

	RC_C7.3.b. B. Amount Currently Outstanding. Number and amount currently outstanding of “Loans secured by nonfarm nonresidential properties”: With original amounts of more than $100,000 through $250,000	0
	Plus
	RC_C7.3.c. B. Amount Currently Outstanding. Number and amount currently outstanding of “Loans secured by nonfarm nonresidential properties”: With original amounts of more than $250,000 through $1,000,000	0

		0
	Should be greater than Zero
Explanation: NA

Error ID:	R2465.2328
Error Description:	The sum of the “Amounts currently outstanding” for “Loans secured by nonfarm nonresidential properties” with original amounts of $100,000 through $1,000,000 (RC-C Part II, 3.a. through 3.c., Column B) of $0 appears low when compared to total “Loans secured by nonfarm nonresidential properties” (RC-C Part I, 1.e.1 and 1.e.2, Column B) of $1,902,000,000. Your reported amounts currently outstanding represent 0.000% of (RC- C Part I, 1.e.1 and 1.e.2, Column B), which falls below our tolerance of 10%. Please review your reported data, and explain or revise as appropriate.

Fed Edit Text:	IF THE SUM OF RC-CI1E1B AND RCCI1E2B >$2.5M & RC-CII1=0, (RC-CII3AB+RC- CII3BB+RC-CII3CB) S/B > 10% THE SUM OF RC-CI1E1B AND RC-CI1E2B’ & ‘||’ & ‘’ & (cc:RCON5565[P0] + cc:RCON5567[P0] + cc:RCON5569[P0]) & ‘ / ‘ & (cc:RCONF160[P0] + cc:RCONF161[P0]) & ‘ = ‘ & (cc:RCON5565[P0] + cc:RCON5567[P0] + cc:RCON5569[P0]) / (cc:RCONF160[P0] + cc:RCONF161[P0]) * 100 & ‘%’

Calculation Components:	IF
	RC_C.1.e.(1). B. To Be Completed by All Banks. Loans secured by real estate: Secured by nonfarm nonresidential properties: Loans secured by owner-occupied nonfarm nonresidential properties	66,000
	Plus
	RC_C.1.e.(2). B. To Be Completed by All Banks. Loans secured by real estate: Secured by nonfarm nonresidential properties: Loans secured by other nonfarm nonresidential properties	1,836,000

		1,902,000
	Should be greater than	2,500
	AND
	RC_C7.1. Indicate in the appropriate box at the right whether all or substantially all of the dollar volume of your bank’s “Loans secured by nonfarm nonresidential properties” offices, and all or substantially all of the dollar volume of your bank’s “Commercial and industrial loans” have original amounts of $100,000 or less	false
	Must be equal	“false”
	THEN
	RC_C7.3.a. B. Amount Currently Outstanding. Number and amount currently outstanding of “Loans secured by nonfarm nonresidential properties”: With original amounts of $100,000 or less	0
	Plus
	RC_C7.3.b. B. Amount Currently Outstanding. Number and amount currently outstanding of “Loans secured by nonfarm nonresidential properties”: With original amounts of more than $100,000 through $250,000	0
	Plus
	RC_C7.3.c. B. Amount Currently Outstanding. Number and amount currently outstanding of “Loans secured by nonfarm nonresidential properties”: With original amounts of more than $250,000 through $1,000,000	0

		0
	Should be greater than

Consolidated List of Quality Edits, March 2016	Page: 94

	RC_C.1.e.(1). B. To Be Completed by All Banks. Loans secured by real estate: Secured by nonfarm nonresidential properties: Loans secured by owner-occupied nonfarm nonresidential properties	66,000
	Plus
	RC_C.1.e.(2). B. To Be Completed by All Banks. Loans secured by real estate: Secured by nonfarm nonresidential properties: Loans secured by other nonfarm nonresidential properties	1,836,000

		1,902,000
	Multiplied by	0.100
Explanation: NA

Error ID:	R2494.1318
Error Description:	Your bank answered “No” in the “Loans to small businesses” (RC-C Part II, 1.) box that all or substantially all of your bank`s “Commercial and industrial loans to U.S. addressees” in “Domestic Offices” (RC-C Part I, 4.a., Column B) have original amounts of $100,000 or less. However, you did not report any “Amount currently outstanding” for “Commercial and industrial loans to U.S. addressees” with original amounts of $100,000 or more in (RC-C Part II, 4.a. through 4.c., Column B). Please review your reported data, and explain or revise as appropriate.

Fed Edit Text:	IF (RC-CII1)=(NO) & (RC-C4AB)>0,(RC-CII4AB CII4CB)S/B > 0’ & ‘||’ & ‘Part I = ‘ &
	cc:RCON1763[P0] & ‘ ; Part II = ‘ & (cc:RCON5571[P0] + cc:RCON5573[P0] +
	cc:RCON5575[P0])
Calculation Components:	IF
	RC_C7.1. Indicate in the appropriate box at the right whether all or substantially all of the dollar volume of your bank’s “Loans secured by nonfarm nonresidential properties” offices, and all or substantially all of the dollar volume of your bank’s “Commercial and industrial loans” have original amounts of $100,000 or less	false
	Must be equal	“false”
	AND
	RC_C.4.a. A. To Be Completed by Banks with $300 Million or More in Total Assets. Commercial and industrial loans. To U.S. addressees (domicile)	2,495,000
	Should be greater than Zero
	THEN
	RC_C7.4.a. B. Amount Currently Outstanding. Number and amount currently outstanding of “Commercial and industrial loans”: With original amounts of $100,000 or less
		0
	Plus
	RC_C7.4.b. B. Amount Currently Outstanding. Number and amount currently outstanding of “Commercial and industrial loans”: With original amounts of more than $100,000 through $250,000	0
	Plus
	RC_C7.4.c. B. Amount Currently Outstanding. Number and amount currently outstanding of “Commercial and industrial loans”: With original amounts of more than $250,000 through $1,000,000	0

		0
	Should be greater than Zero

Consolidated List of Quality Edits, March 2016	Page: 95

Explanation: NA

Error ID:	R2494.2320
Error Description:	Your bank answered “No” in the “Loans to Small Businesses” (RC-C Part II, 1.) box that all or substantially all of your bank`s “Commercial and industrial loans to U.S. addressees” (RC-C Part I, 4., Column B) of $3,227,000,000 have original amounts of $100,000 or less. However, you did not report any “Amount currently outstanding” for “Commercial and industrial loans to U.S. addressees” with original amounts of $100,000 or less in (RC-C Part II, 4.a. through 4.c., Column B). Please review your reported data, and explain or revise as appropriate.

Fed Edit Text:	IF RC-CII1=0 AND RC-C4B >0, THEN (RC-CII4AB..CII4CB) SHOULD BE >0||Part I = ‘ &
cc:RCON1766[P0] & ‘ ; Part II = ‘ & cc:RCON5571[P0] + cc:RCON5573[P0] +
cc:RCON5575[P0]
Calculation Components:	IF
	RC_C7.1. Indicate in the appropriate box at the right whether all or substantially all of the dollar volume of your bank’s “Loans secured by nonfarm nonresidential properties” offices, and all or substantially all of the dollar volume of your bank’s “Commercial and industrial loans” have original amounts of $100,000 or less	false
	Must be equal	“false”
AND
	RC_C.4. B. To Be Completed by All Banks. Commercial and industrial loans	3,227,000
Should be greater than Zero
THEN
RC_C7.4.a. B. Amount Currently Outstanding. Number and amount currently outstanding of “Commercial and industrial loans”: With original amounts of $100,000 or less
0
Plus
	RC_C7.4.b. B. Amount Currently Outstanding. Number and amount currently outstanding of “Commercial and industrial loans”: With original amounts of more than $100,000 through $250,000	0
Plus
	RC_C7.4.c. B. Amount Currently Outstanding. Number and amount currently outstanding of “Commercial and industrial loans”: With original amounts of more than $250,000 through $1,000,000	0

0
Should be greater than Zero
Explanation: NA

Error ID:	R2496.2337
Error Description:	The sum of the “Amounts currently outstanding” for “Commercial and industrial loans” with original amounts of $100,000 through $1,000,000 (RC-C Part II, 4.a. through 4.c., Column B) of $0 appear low when compared to the total “Commercial and industrial loans” (RC-C Part I, 4., Column B) of $3,227,000,000 . Your reported amounts currently outstanding represent 0.000% of (RC-C Part I, 4., Column B), which falls below our tolerance of 10%. Please review your reported data, and explain or revise as appropriate.

Fed Edit Text:	If CI4B>$2.5M & CII1=0, (CII4AB+CII4BB+CII4CB) S/B > 10% CI4B’ & ‘||’ & “ &
(cc:RCON5571[P0] + cc:RCON5573[P0] + cc:RCON5575[P0]) & ‘ / ‘ &
(cc:RCON1766[P0]) & ‘ = ‘ & (cc:RCON5571[P0] + cc:RCON5573[P0] +
cc:RCON5575[P0]) / (cc:RCON1766[P0]) * 100 & ‘%’
Calculation Components:	IF
	RC_C.4. B. To Be Completed by All Banks. Commercial and industrial loans	3,227,000
	Should be greater than	2,500
AND
	RC_C7.1. Indicate in the appropriate box at the right whether all or substantially all of the dollar volume of your bank’s “Loans secured by nonfarm nonresidential properties” offices, and all or substantially all of the dollar volume of your bank’s “Commercial and industrial loans” have original amounts of $100,000 or less	false

Consolidated List of Quality Edits, March 2016	Page: 96

	Must be equal	“false”
	THEN
	RC_C7.4.a. B. Amount Currently Outstanding. Number and amount currently outstanding of “Commercial and industrial loans”: With original amounts of $100,000 or less
		0
	Plus
	RC_C7.4.b. B. Amount Currently Outstanding. Number and amount currently outstanding of “Commercial and industrial loans”: With original amounts of more than $100,000 through $250,000	0
	Plus
	RC_C7.4.c. B. Amount Currently Outstanding. Number and amount currently outstanding of “Commercial and industrial loans”: With original amounts of more than $250,000 through $1,000,000	0

		0
	Should be greater than
	RC_C.4. B. To Be Completed by All Banks. Commercial and industrial loans	3,227,000
	Multiplied by	0.100
Explanation: NA

Error ID:	R2810.4519
Error Description:	Generally, the unpaid principal balance of loans is comparable to the fair value. Your bank reported “Unpaid principal balance of loans measured at fair value” for “Commercial and industrial loans” (RC-D M.1.b. Domestic Offices) of $63,000,000 and the fair value of these loans (RC-D 6.b. Domestic Offices) of $0. The ratio of the unpaid principal balance to the fair value falls outside our tolerance range of 60% to 140%. Please review your reported data, and explain or revise as appropriate.

Fed Edit Text:	RCD M1b SHLD BE >= 60% AND <= 140% OF RCD 6b ||RCD M1b = ‘ &
	cc:RCONF632[P0] & ‘; RCD 6b = ‘ & cc:RCONF614[P0]
Calculation Components:	IF
	RC_D2_M.M.1.b. Unpaid principal balance of loans measured at fair value: Commercial and industrial loans	63,000
	Plus
	RC_D.6.b. Loans: Commercial and industrial loans	0

		63,000
	Should be greater than or equal to	150
	THEN
	RC_D2_M.M.1.b. Unpaid principal balance of loans measured at fair value: Commercial and industrial loans	63,000
	Should be greater than or equal to
	0.6 Multiplied by
	RC_D.6.b. Loans: Commercial and industrial loans	0
	AND
	RC_D2_M.M.1.b. Unpaid principal balance of loans measured at fair value: Commercial and industrial loans	63,000

		63,000
	Should be less than or equal to 1.4
	Multiplied by
	RC_D.6.b. Loans: Commercial and industrial loans	0

Consolidated List of Quality Edits, March 2016	Page: 97

Explanation: NA

Error ID:	R2810.4531
Error Description:	Generally, the unpaid principal balance of loans is comparable to the fair value. Your bank reported “Unpaid principal balance of loans measured at fair value” for “Other loans” (RC-D M.1.d. Domestic Offices) of $10,000,000 and the fair value of these loans (RC-D 6.d. Domestic Offices) of $0. The ratio of the unpaid principal balance to the fair value falls outside our tolerance range of 60% to 140%. Please review your reported data, and explain or revise as appropriate.

Fed Edit Text:	RCD M1d SHLD BE >= 60% AND <= 140% OF RCD 6d ||RCD M1d = ‘ & cc:RCONF636[P0] & ‘; RCD 6d = ‘ & cc:RCONF618[P0]

Calculation	IF
Components:
	RC_D2_M.M.1.d. Unpaid principal balance of loans measured at fair value: Other loans Plus	10,000
	RC_D.6.d. Loans: Other loans	0

		10,000
	Should be greater than or equal to	150
	THEN
	RC_D2_M.M.1.d. Unpaid principal balance of loans measured at fair value: Other loans	10,000
	Should be greater than or equal to 0.6 Multiplied by RC_D.6.d. Loans: Other loans	0
	AND
	RC_D2_M.M.1.d. Unpaid principal balance of loans measured at fair value: Other loans	10,000

		10,000
	Should be less than or equal to
	1.4 Multiplied by
	RC_D.6.d. Loans: Other loans	0

Explanation:
NA

Error ID:	R3115.3238

Error Description:	Generally, brokered deposits are reported as one component of total deposits. Therefore, the “Fully insured brokered deposits of less than $100,000” (RC-E Part I, M.1.c.(1)) of $34,000,000 should be less than or equal to “Total time deposits of less than $100,000” (RC-E Part I, M.2.b.) of $0. Please review your reported data, and explain or revise as appropriate.

Fed Edit Text:	BROKERED DEPS < $100K (RC-EM1C1) SHLD BE <= TIME DEPS <$100K (RC-EM2B)’ & ‘||’ & “ & cc:RCON2343[P0] & ‘ is not <= to ‘ & cc:RCON6648[P0] & ‘ , difference = ‘ & (cc:RCON2343[P0] - cc:RCON6648[P0])

Calculation Components:	RC_E_M.M.1.c.(1). Selected components of total deposits: Fully insured brokered deposits: Brokered deposits of less than $100,000	34,000
	Should be less than or equal to
	RC_E2_M2.M.2.b. Components of total nontransaction accounts: Total time deposits of less than $100,000	0
	Plus	10

Explanation:
NA

		10

Error ID:	R3490.2425

Error Description:	Any individual other liabilities items exceeding $25,000 and 25% of Schedule RC-G, item 4., “All other liabilities” should be itemized in (RC-G 4.a. through 4.g.). Last quarter, your bank itemized one or more items in the amount of $637,000,000. However, this quarter you itemized none. Please review your reported data, and explain or revise as appropriate.

Consolidated List of Quality Edits, March 2016	Page: 98

Fed Edit Text:	IF PREV (RC-G4A 4G) >0 & CURR (RC-G4) >$500K, CURR (RC-G4A 4G) S/B>0||Previous = ‘ & (cc:RCON3066[-P1Q] + cc:RCONC011[-P1Q] + cc:RCON2932[-P1Q] + cc:RCONC012[-P1Q] + cc:RCON3552[-P1Q] + cc:RCON3553[-P1Q] + cc:RCON3554[-P1Q])

Calculation	IF
Components:
	RC_F.4.a. All other liabilities. Accounts payable 1 Quarter Back	637,000
	Plus
	RC_F.4.b. All other liabilities. Deferred compensation liabilities 1 Quarter Back	0
	Plus
	RC_F.4.c. All other liabilities. Dividends declared but not yet payable 1 Quarter Back	0
	Plus
	RC_F.4.d. All other liabilities. Derivatives with a negative fair value held for purposes other than trading 1 Quarter Back	0
	Plus
	RC_F.4.e. All other liabilities. NA 1 Quarter Back	0
	Plus
	RC_F.4.f. All other liabilities. NA 1 Quarter Back	0
	Plus
	RC_F.4.g. All other liabilities. NA 1 Quarter Back	0

		637,000
	Should be greater than Zero
	AND
	RC_F.4. All other liabilities	1,814,000
	Should be greater than	500
	THEN
	RC_F.4.a. All other liabilities. Accounts payable	0
	Plus
	RC_F.4.b. All other liabilities. Deferred compensation liabilities	0
	Plus
	RC_F.4.c. All other liabilities. Dividends declared but not yet payable	0
	Plus
	RC_F.4.d. All other liabilities. Derivatives with a negative fair value held for purposes other than trading	0
	Plus
	RC_F.4.e. All other liabilities. NA	0
	Plus
	RC_F.4.f. All other liabilities. NA	0
	Plus
	RC_F.4.g. All other liabilities. NA	0

		0
	Should be greater than Zero

Explanation:
NA

Error ID:	R3700.4771

Error Description:	The amount of $3,895,000,000 you reported as a quarterly average on “Loans secured by 1-4 family residential properties” (RC-K 6.b.(1)) seems inconsistent with the calculated quarterly average. The calculated quarterly average of $1,937,000,000.000 is derived by adding the current and previous quarter-end balances of (RC-C Part I, 1.c.(1) + 1.c.(2)(a) + 1.c.(2)(b), Column B), and then dividing the total by two. Please review your reported data, and explain or revise as appropriate.

Fed Edit Text:	RC-K6B1 SHOULD BE BETWEEN 25% - 125% OF (RC-C1C1B + C1C2AB + C1C2BB CURR + PREV / 2) ‘ & ‘||’ & ‘ $’ & cc:RCON3465[P0] &’ is not within 25% to 125% of $’ & ((cc:RCON1797[P0] + cc:RCON5367[P0] + cc:RCON5368[P0] + cc:RCON1797[-P1Q] + cc:RCON5367[-P1Q] + cc:RCON5368[-P1Q]) / 2)

Consolidated List of Quality Edits, March 2016	Page: 99

Calculation	IF
Components:
	RC.12. Total assets	51,670,000
	Should be greater than or equal to Zero
	THEN
	RC_K.6.b.(1). Loans: Loans secured by real estate: Loans secured by 1–4 family residential properties	3,895,000
	Should be greater than or equal to
	RC_C.1.c.(1). B. To Be Completed by All Banks. Loans secured by real estate: Secured by 1–4 family residential properties: Revolving, open-end loans secured by 1–4 family residential properties and extended under lines of credit	435,000
	Plus
	RC_C.1.c.(2)(a). B. To Be Completed by All Banks. Loans secured by real estate: Secured by 1–4 family residential properties: Closed-end loans secured by 1–4 family residential properties: Secured by first liens	3,418,000
	Plus
	RC_C.1.c.(2)(b). B. To Be Completed by All Banks. Loans secured by real estate: Secured by 1–4 family residential properties: Closed-end loans secured by 1–4 family residential properties: Secured by junior liens	21,000
	Plus
	RC_C.1.c.(1). B. To Be Completed by All Banks. Loans secured by real estate: Secured by 1–4 family residential properties: Revolving, open-end loans secured by 1–4 family residential properties and extended under lines of credit 1 Quarter Back	0
	Plus
	RC_C.1.c.(2)(a). B. To Be Completed by All Banks. Loans secured by real estate: Secured by 1–4 family residential properties: Closed-end loans secured by 1–4 family residential properties: Secured by first liens 1 Quarter Back	0
	Plus
	RC_C.1.c.(2)(b). B. To Be Completed by All Banks. Loans secured by real estate: Secured by 1–4 family residential properties: Closed-end loans secured by 1–4 family residential properties: Secured by junior liens 1 Quarter Back	0

		3,874,000
	Divided by	2

		1,937,000
	Multiplied by	0.250
	AND
	RC_K.6.b.(1). Loans: Loans secured by real estate: Loans secured by 1–4 family residential properties	3,895,000

		3,895,000
	Should be less than or equal to
	RC_C.1.c.(1). B. To Be Completed by All Banks. Loans secured by real estate: Secured by 1–4 family residential properties: Revolving, open-end loans secured by 1–4 family residential properties and extended under lines of credit	435,000
	Plus
	RC_C.1.c.(2)(a). B. To Be Completed by All Banks. Loans secured by real estate: Secured by 1–4 family residential properties: Closed-end loans secured by 1–4 family residential properties: Secured by first liens	3,418,000
	Plus
	RC_C.1.c.(2)(b). B. To Be Completed by All Banks. Loans secured by real estate: Secured by 1–4 family residential properties: Closed-end loans secured by 1–4 family residential properties: Secured by junior liens	21,000
	Plus
	RC_C.1.c.(1). B. To Be Completed by All Banks. Loans secured by real estate: Secured by 1–4 family residential properties: Revolving, open-end loans secured by 1–4 family residential properties and extended under lines of credit 1 Quarter Back	0
	Plus

Consolidated List of Quality Edits, March 2016	Page: 100

	RC_C.1.c.(2)(a). B. To Be Completed by All Banks. Loans secured by real estate: Secured by 1–4 family residential properties: Closed-end loans secured by 1–4 family residential properties: Secured by first liens 1 Quarter Back	0
	Plus
	RC_C.1.c.(2)(b). B. To Be Completed by All Banks. Loans secured by real estate: Secured by 1–4 family residential properties: Closed-end loans secured by 1–4 family residential properties: Secured by junior liens 1 Quarter Back	0

		3,874,000
	Divided by	2

		1,937,000
	Multiplied by	1.250

Explanation:
NA

Error ID:	R3700.4773

Error Description:	The amount of $2,939,000,000 you reported as a quarterly average on “All other loans secured by real estate” (RC-K 6.b.(2)) seems inconsistent with the calculated quarterly average. The calculated average of $1,566,000,000.000 is derived by adding the current and previous quarter-end balances of (RC-C Part I, 1.a.(1) + 1.a.(2) + 1.b. + 1.d. + 1.e.(1) + 1.e.(2), Column B), and then dividing the total by two. Please review your reported data, and explain or revise as appropriate.

Fed Edit Text:	RC-K6B2 SHOULD BE BETWEEN 25% -125% OF (RC-C1A1B + C1A2B + C1BB + C1DB + C1E1B + C1E2B CURR + PREV / 2) ‘ & ‘||’ & ‘ $’ & cc:RCON3466[P0] &’ is not within 25% to 125% of $’ & ((cc:RCONF158[P0] + cc:RCONF159[P0] + cc:RCON1420[P0] + cc:RCON1460[P0] + cc:RCONF160[P0] + cc:RCONF161[P0] + cc:RCONF158[-P1Q] + cc:RCONF159[-P1Q] + cc:RCON1420[-P1Q] + cc:RCON1460[-P1Q] + cc:RCONF160[-P1Q] + cc:RCONF161[-P1Q]) / 2)

Calculation	IF
Components:
	RC.12. Total assets	51,670,000
	Should be greater than or equal to Zero
	THEN
	RC_K.6.b.(2). Loans: Loans secured by real estate: All other loans secured by real estate
		2,939,000
	Should be greater than or equal to
	RC_C.1.a.(1). B. To Be Completed by All Banks. Loans secured by real estate: Construction, land development, and other land loans: 1–4 family residential construction loans	0
	Plus
	RC_C.1.a.(2). B. To Be Completed by All Banks. Loans secured by real estate: Construction, land development, and other land loans: Other construction loans and all land development and other land loans	122,000
	Plus
	RC_C.1.b. B. To Be Completed by All Banks. Loans secured by real estate: Secured by farmland (including farm residential and other improvements)	0
	Plus
	RC_C.1.d. B. To Be Completed by All Banks. Loans secured by real estate: Secured by multifamily (5 or more) residential properties	1,108,000
	Plus
	RC_C.1.e.(1). B. To Be Completed by All Banks. Loans secured by real estate: Secured by nonfarm nonresidential properties: Loans secured by owner-occupied nonfarm nonresidential properties	66,000
	Plus
	RC_C.1.e.(2). B. To Be Completed by All Banks. Loans secured by real estate: Secured by nonfarm nonresidential properties: Loans secured by other nonfarm nonresidential properties	1,836,000
	Plus

Consolidated List of Quality Edits, March 2016	Page: 101

RC_C.1.a.(1). B. To Be Completed by All Banks. Loans secured by real estate: Construction, land development, and other land loans: 1–4 family residential construction loans 1 Quarter Back	0
Plus
RC_C.1.a.(2). B. To Be Completed by All Banks. Loans secured by real estate: Construction, land development, and other land loans: Other construction loans and all land development and other land loans 1 Quarter Back	0
Plus
RC_C.1.b. B. To Be Completed by All Banks. Loans secured by real estate: Secured by farmland (including farm residential and other improvements) 1 Quarter Back	0
Plus
RC_C.1.d. B. To Be Completed by All Banks. Loans secured by real estate: Secured by multifamily (5 or more) residential properties 1 Quarter Back	0
Plus
RC_C.1.e.(1). B. To Be Completed by All Banks. Loans secured by real estate: Secured by nonfarm nonresidential properties: Loans secured by owner-occupied nonfarm nonresidential properties 1 Quarter Back	0
Plus
RC_C.1.e.(2). B. To Be Completed by All Banks. Loans secured by real estate: Secured by nonfarm nonresidential properties: Loans secured by other nonfarm nonresidential properties 1 Quarter Back	0

3,132,000
Divided by	2

1,566,000
Multiplied by	0.250
AND
RC_K.6.b.(2). Loans: Loans secured by real estate: All other loans secured by real estate
2,939,000

2,939,000
Should be less than or equal to
RC_C.1.a.(1). B. To Be Completed by All Banks. Loans secured by real estate: Construction, land development, and other land loans: 1–4 family residential construction loans	0
Plus
RC_C.1.a.(2). B. To Be Completed by All Banks. Loans secured by real estate: Construction, land development, and other land loans: Other construction loans and all land development and other land loans	122,000
Plus
RC_C.1.b. B. To Be Completed by All Banks. Loans secured by real estate: Secured by farmland (including farm residential and other improvements)	0
Plus
RC_C.1.d. B. To Be Completed by All Banks. Loans secured by real estate: Secured by multifamily (5 or more) residential properties	1,108,000
Plus
RC_C.1.e.(1). B. To Be Completed by All Banks. Loans secured by real estate: Secured by nonfarm nonresidential properties: Loans secured by owner-occupied nonfarm nonresidential properties	66,000
Plus
RC_C.1.e.(2). B. To Be Completed by All Banks. Loans secured by real estate: Secured by nonfarm nonresidential properties: Loans secured by other nonfarm nonresidential properties	1,836,000
Plus
RC_C.1.a.(1). B. To Be Completed by All Banks. Loans secured by real estate: Construction, land development, and other land loans: 1–4 family residential construction loans 1 Quarter Back	0
Plus

Consolidated List of Quality Edits, March 2016	Page: 102

	RC_C.1.a.(2). B. To Be Completed by All Banks. Loans secured by real estate: Construction, land development, and other land loans: Other construction loans and all land development and other land loans 1 Quarter Back	0
	Plus
	RC_C.1.b. B. To Be Completed by All Banks. Loans secured by real estate: Secured by farmland (including farm residential and other improvements) 1 Quarter Back	0
	Plus
	RC_C.1.d. B. To Be Completed by All Banks. Loans secured by real estate: Secured by multifamily (5 or more) residential properties 1 Quarter Back	0
	Plus
	RC_C.1.e.(1). B. To Be Completed by All Banks. Loans secured by real estate: Secured by nonfarm nonresidential properties: Loans secured by owner-occupied nonfarm nonresidential properties 1 Quarter Back	0
	Plus
	RC_C.1.e.(2). B. To Be Completed by All Banks. Loans secured by real estate: Secured by nonfarm nonresidential properties: Loans secured by other nonfarm nonresidential properties 1 Quarter Back	0

		3,132,000
	Divided by	2

		1,566,000
	Multiplied by	1.250

Explanation:
NA

Error ID:	R3700.4774

Error Description:	The amount of $3,021,000,000 you reported as a quarterly average on “Commercial and industrial loans” (RC-K 6.c.) seems inconsistent with the calculated quarterly average. The calculated quarterly average of $1,613,500,000.000 is derived by adding the current and previous quarter-end balances of (RC-C Part I, 4., Column B), and then dividing the total by two. Please review your reported data, and explain or revise as appropriate.

Fed Edit Text:	RC-K6C SHOULD BE BETWEEN 25% -125% OF (RC-C4B CURR + PREV / 2) || $’ & cc:RCON3387[P0] &’ is not within 25% to 125% of $’ & ((cc:RCON1766[P0] + cc:RCON1766[-P1Q]) / 2)

Calculation	IF
Components:
	RC.12. Total assets	51,670,000
	Should be greater than or equal to Zero
	THEN
	RC_K.6.c. Loans: Commercial and industrial loans	3,021,000
	Should be greater than or equal to
	RC_C.4. B. To Be Completed by All Banks. Commercial and industrial loans	3,227,000
	Plus
	RC_C.4. B. To Be Completed by All Banks. Commercial and industrial loans 1 Quarter Back	0

		3,227,000
	Divided by	2

		1,613,500
	Multiplied by	0.250
	AND
	RC_K.6.c. Loans: Commercial and industrial loans	3,021,000

		3,021,000
	Should be less than or equal to
	RC_C.4. B. To Be Completed by All Banks. Commercial and industrial loans	3,227,000
	Plus
	RC_C.4. B. To Be Completed by All Banks. Commercial and industrial loans 1 Quarter Back	0

Consolidated List of Quality Edits, March 2016	Page: 103

		3,227,000
	Divided by	2

		1,613,500
	Multiplied by	1.250

Explanation:
NA

Error ID:	R3700.4778

Error Description:	The amount of $129,000,000 you reported as a quarterly average on loans to individuals for household, family, and other personal expenditures “Other” (RC-K 6.d.(2)) seems inconsistent with the calculated quarterly average. The calculated quarterly average of $56,500,000.000 is derived by adding the current and previous quarter-end balances of (RC-C Part I, 6.b. + 6.C + 6.d., Column B), and then dividing the total by two. Please review your reported data, and explain or revise as appropriate.

Fed Edit Text:	RC-K6D2 SHOULD BE BETWEEN 25% -125% OF (RC-C6BB + C6CB+ C6DB CURR + PREV / 2)’ & ‘||’ & ‘ $’ & cc:RCONB562[P0] &’ is not within 25% to 125% of $’ & ((cc:RCONB539[P0] + cc:RCONK207[P0] + cc:RCONK137[P0] + cc:RCONB539[-P1Q] + cc:RCONK207[-P1Q] + cc:RCONK137[-P1Q])/2)

Calculation	IF
Components:
	RC.12. Total assets	51,670,000
	Should be greater than or equal to Zero
	THEN
	RC_K.6.d.(2). Loans: Loans to individuals for household, family, and other personal expenditures: Other (includes revolving credit plans other than credit cards, automobile loans, and other consumer loans)	129,000
	Should be greater than or equal to
	RC_C.6.b. B. To Be Completed by All Banks. Loans to individuals for household, family, and other personal expenditures (i.e., consumer loans) (includes purchased paper): Other revolving credit plans	0
	Plus
	RC_C.6.d. B. To Be Completed by All Banks. Loans to individuals for household, family, and other personal expenditures (i.e., consumer loans) (includes purchased paper): Other consumer loans (includes single payment and installment loans other than automobile loans and all student loans)	113,000
	Plus
	RC_C.6.c. B. To Be Completed by All Banks. Loans to individuals for household, family, and other personal expenditures (i.e., consumer loans) (includes purchased paper): Automobile loans	0
	Plus
	RC_C.6.b. B. To Be Completed by All Banks. Loans to individuals for household, family, and other personal expenditures (i.e., consumer loans) (includes purchased paper): Other revolving credit plans 1 Quarter Back	0
	Plus
	RC_C.6.d. B. To Be Completed by All Banks. Loans to individuals for household, family, and other personal expenditures (i.e., consumer loans) (includes purchased paper): Other consumer loans (includes single payment and installment loans other than automobile loans and all student loans) 1 Quarter Back	0
	Plus
	RC_C.6.c. B. To Be Completed by All Banks. Loans to individuals for household, family, and other personal expenditures (i.e., consumer loans) (includes purchased paper): Automobile loans 1 Quarter Back	0

		113,000
	Divided by	2

		56,500
	Multiplied by	0.250
	AND

Consolidated List of Quality Edits, March 2016	Page: 104

	RC_K.6.d.(2). Loans: Loans to individuals for household, family, and other personal expenditures: Other (includes revolving credit plans other than credit cards, automobile loans, and other consumer loans)	129,000

		129,000
	Should be less than or equal to
	RC_C.6.b. B. To Be Completed by All Banks. Loans to individuals for household, family, and other personal expenditures (i.e., consumer loans) (includes purchased paper): Other revolving credit plans	0
	Plus
	RC_C.6.d. B. To Be Completed by All Banks. Loans to individuals for household, family, and other personal expenditures (i.e., consumer loans) (includes purchased paper): Other consumer loans (includes single payment and installment loans other than automobile loans and all student loans)	113,000
	Plus
	RC_C.6.c. B. To Be Completed by All Banks. Loans to individuals for household, family, and other personal expenditures (i.e., consumer loans) (includes purchased paper): Automobile loans	0
	Plus
	RC_C.6.b. B. To Be Completed by All Banks. Loans to individuals for household, family, and other personal expenditures (i.e., consumer loans) (includes purchased paper): Other revolving credit plans 1 Quarter Back	0
	Plus
	RC_C.6.d. B. To Be Completed by All Banks. Loans to individuals for household, family, and other personal expenditures (i.e., consumer loans) (includes purchased paper): Other consumer loans (includes single payment and installment loans other than automobile loans and all student loans) 1 Quarter Back	0
	Plus
	RC_C.6.c. B. To Be Completed by All Banks. Loans to individuals for household, family, and other personal expenditures (i.e., consumer loans) (includes purchased paper): Automobile loans 1 Quarter Back	0

		113,000
	Divided by	2

		56,500
	Multiplied by	1.250

Explanation:
NA

Error ID:	R3705.2465

Error Description:	Your bank’s annualized yield on “Total loans” (RC-K 6.a.) appears inconsistent with current market rates. The annualized yield is calculated by multiplying (RI 1.a.(6)) of $111,000,000 by four and dividing by (RC-K 6.a.) of $18,013,000,000. Currently, your annualized yield is 2.465%, which falls below our tolerance of 3.5%. Please review your reported data, and explain or revise as appropriate.

Fed Edit Text:	FOR MARCH: IF (RC-K6A) > $4 MIL, THEN (RI-1A6) / (RC-K6A) SHLD BE > 3.5%’ & ‘||’ & ‘’ & cc:RIAD4010[P0] & ‘ / ‘ & cc:RCON3360[P0] & ‘ = ‘ & ((cc:RIAD4010[P0] / cc:RCON3360[P0]) * 400) & ‘%’

Calculation	IF Current quarter Is March
Components:
	AND
	RI_3.M.7. If the reporting institution has applied push down accounting this calendar year, report the date of the institution’s acquisition (see instructions) Must be equal Zero	0
	AND
	RC_K.6.a. Loans: Total loans	18,013,000
	Should be greater than	4,000
	AND
	RC.12. Total assets	51,670,000

Consolidated List of Quality Edits, March 2016	Page: 105

	Should be greater than or equal to Zero
	THEN
	RI.1.a.(6). Interest income: Interest and fee income on loans: Total interest and fee income on loans Divided by	111,000
	RC_K.6.a. Loans: Total loans	18,013,000

		0
	Multiplied by	400

		2
	Should be greater than	3.500

Explanation:
NA

Error ID:	R3725.2471

Error Description:	Your bank’s annualized yield on “Loans secured by 1-4 family residential properties” (RC-K 6.b.(1)) appears inconsistent with current market rates. The annualized yield is calculated by multiplying (RI 1.a.(1)(a)) of $23,000,000 by four and dividing by (RC-K 6.b.(1)) of $3,895,000,000. Currently, your annualized yield is 2.362%, which falls below our tolerance of 3.5%. Please review your reported data, and explain or revise as appropriate.

Fed Edit Text:	FOR MARCH: IF (RC-K6B1) > $3 MIL, THEN (RI-1A1A) / (RC-K6B1) SHLD BE > 3.5%’ & ‘||’ & ‘’ & cc:RIAD4435[P0] & ‘ / ‘ & cc:RCON3465[P0] & ‘ = ‘ & ((cc:RIAD4435[P0] / cc:RCON3465[P0]) * 400) & ‘%’

Calculation	IF Current quarter Is March
Components:
	AND
	RC.12. Total assets	51,670,000
	Should be greater than or equal to Zero
	AND
	RI_3.M.7. If the reporting institution has applied push down accounting this calendar year, report the date of the institution’s acquisition (see instructions) Must be equal Zero	0
	AND
	RC_K.6.b.(1). Loans: Loans secured by real estate: Loans secured by 1–4 family residential properties	3,895,000
	Should be greater than	3,000
	THEN
	RI.1.a.(1)(a). Interest income: Interest and fee income on loans: Loans secured by real estate: Loans secured by 1–4 family residential properties Divided by	23,000
	RC_K.6.b.(1). Loans: Loans secured by real estate: Loans secured by 1–4 family residential properties	3,895,000

		0
	Multiplied by	400

		2
	Should be greater than	3.500

Explanation:
NA

Error ID:	R3725.4586

Error Description:	Your bank’s annualized yield on “All other loans secured by real estate” (RC-K 6.b.(2)) appears inconsistent with current market rates. The annualized yield is calculated by multiplying (RI 1.a.(1)(b)) of $24,000,000 by four and dividing by (RC-K 6.b.(2)) of $2,939,000,000. Currently, your annualized yield is 3.266%, which falls below our tolerance of 3.50%. Please review your reported data, and explain or revise as appropriate.

Consolidated List of Quality Edits, March 2016	Page: 106

Fed Edit Text:	FOR MARCH: IF (RC-K6B2) > $3 MIL, THEN (RI-1A1B) / (RC-K6B2) SHLD BE > 3.50%’ & ‘||’ & “ & cc:RIAD4436[P0] & ‘ / ‘ & cc:RCON3466[P0] & ‘ = ‘ & ((cc:RIAD4436[P0] / cc:RCON3466[P0]) * 400) & ‘%’

Calculation	IF Current quarter Is March
Components:
	AND
	RC.12. Total assets	51,670,000
	Should be greater than or equal to Zero
	AND
	RI_3.M.7. If the reporting institution has applied push down accounting this calendar year, report the date of the institution’s acquisition (see instructions)	0
	Must be equal Zero
	AND
	RC_K.6.b.(2). Loans: Loans secured by real estate: All other loans secured by real estate
		2,939,000
	Should be greater than	3,000
	THEN
	RI.1.a.(1)(b). Interest income: Interest and fee income on loans: Loans secured by real estate: All other loans secured by real estate	24,000
	Divided by
	RC_K.6.b.(2). Loans: Loans secured by real estate: All other loans secured by real estate
		2,939,000

		0
	Multiplied by	400

		3
	Should be greater than	3.500

Explanation:
NA

Error ID:	R3765.2475

Error Description:	Your bank’s annualized yield on “Commercial and industrial loans” (RC-K 6.c.) appears inconsistent with current market rates. The annualized yield is calculated by multiplying (RI 1.a.(2)) of $18,000,000 by four and dividing by (RC-K 6.c.) of $3,021,000,000. Currently, your annualized yield is 2.383%, which falls below our tolerance of 3.50%. Please review your reported data, and explain or revise as appropriate.

Fed Edit Text:	FOR MARCH: IF (RC-K6C) > $4 MIL, THEN (RI-1A2) / (RC-K6C) SHLD BE > 3.50%’ & ‘||’ & “ & cc:RIAD4012[P0] & ‘ / ‘ & cc:RCON3387[P0] & ‘ = ‘ & ((cc:RIAD4012[P0] / cc:RCON3387[P0]) * 400) & ‘%’

Calculation	IF Current quarter Is March
Components:
	AND
	RC.12. Total assets	51,670,000
	Should be greater than or equal to Zero
	AND
	RI_3.M.7. If the reporting institution has applied push down accounting this calendar year, report the date of the institution’s acquisition (see instructions)	0
	Must be equal Zero
	AND
	RC_K.6.c. Loans: Commercial and industrial loans	3,021,000
	Should be greater than	4,000
	THEN
	RI.1.a.(2). Interest income: Interest and fee income on loans: Commercial and industrial loans	18,000
	Divided by
	RC_K.6.c. Loans: Commercial and industrial loans	3,021,000

Consolidated List of Quality Edits, March 2016	Page: 107

	Multiplied by	400

		2
	Should be greater than	3.500

Explanation:
NA

Error ID:	R3805.2483

Error Description:	Your bank’s annualized yield on “Other loans to individuals” (RC-K 6.d.(2)) appears inconsistent with current market rates. The annualized yield is calculated by multiplying (RI 1.a.(3)(b)) of $0 by four and dividing by (RC-K 6.d.(2)) of $129,000,000. Currently, your annualized yield is 0.000%, which falls below our tolerance of 3.50%. Please review your reported data, and explain or revise as appropriate.

Fed Edit Text:	FOR MARCH: IF (RC-K6D2) >$5 MIL, THEN (RI-1A3B)/(RC-K6D2) SHLD BE > 3.50%’ & ‘||’ & “ & cc:RIADB486[P0] & ‘ / ‘ & cc:RCONB562[P0] & ‘ = ‘ & ((cc:RIADB486[P0] / cc:RCONB562[P0]) * 400) & ‘%’

Calculation	IF Current quarter Is March
Components:
	AND
	RC.12. Total assets	51,670,000
	Should be greater than or equal to Zero
	AND
	RI_3.M.7. If the reporting institution has applied push down accounting this calendar year, report the date of the institution’s acquisition (see instructions)	0
	Must be equal Zero
	AND
	RC_K.6.d.(2). Loans: Loans to individuals for household, family, and other personal expenditures: Other (includes revolving credit plans other than credit cards, automobile loans, and other consumer loans)	129,000
	Should be greater than	5,000
	THEN
	RI.1.a.(3)(b). Interest income: Interest and fee income on loans: Loans to individuals for household, family, and other personal expenditures: Other (includes revolving credit plans other than credit cards, automobile loans, and other consumer loans)	0
	Divided by
	RC_K.6.d.(2). Loans: Loans to individuals for household, family, and other personal expenditures: Other (includes revolving credit plans other than credit cards, automobile loans, and other consumer loans)	129,000
	Multiplied by	400

		0
	Should be greater than	3.500

Explanation:
NA

Error ID:	R3855.2490

Error Description:	Your bank’s annualized yield on “Trading assets” (RC-K 7.) appears inconsistent with current market rates. The annualized yield is calculated by multiplying (RI 1.e.) of $0 by four and dividing by (RC-K 7.) of $8,000,000. Currently, your annualized yield is 0.000%, which falls below our tolerance of 0.75%. Please review your reported data, and explain or revise as appropriate.

Fed Edit Text:	FOR MAR: IF (RC-K7) > $4 MIL, THEN (RI-1E) / (RC-K7) SHOULD BE > 0.75%’ & ‘||’ & “ & cc:RIAD4069[P0] & ‘ / ‘ & cc:RCON3401[P0] & ‘ = ‘ & ((cc:RIAD4069[P0] / cc:RCON3401[P0]) * 400) & ‘%’

Calculation	IF Current quarter Is March
Components:
	AND
	RI_3.M.7. If the reporting institution has applied push down accounting this calendar year, report the date of the institution’s acquisition (see instructions)	0

Consolidated List of Quality Edits, March 2016	Page: 108

	Must be equal Zero
	AND
	RC_K.7. To be completed by banks with $100 million or more in total assets: Trading assets	8,000
	Should be greater than	4,000
	THEN
	RI.1.e. Interest income: Interest and dividend income on securities: Interest income from trading assets	0
	Divided by
	RC_K.7. To be completed by banks with $100 million or more in total assets: Trading assets	8,000

		0
	Multiplied by	400

		0
	Should be greater than	0.750

Explanation:
NA

Error ID:	R4110.2557

Error Description:	The quarterly average of “Loans to finance agricultural production and other loans to farmers” (RC-K M.1.) should be completed by banks that have “Loans to finance agricultural production and other loans to farmers” (RC-C Part I, 3., Column B) exceeding 5% of “Total loans” (RC-C Part I, 12., Column B) as of the PRIOR YEAR June Report of Condition (see footnote 4 of Schedule RC-K). Although your bank met this reporting requirement in June of LAST YEAR, you did not report a quarterly average in (RC-K M.1.) for the current quarter. Please review your reported data, and explain or revise as appropriate.

Fed Edit Text:	(PREVIOUS JUNE RC-C3B> 5% OF RC-C12B) AND CURRENT (C3B)>0, CURRENT (KM1) SHOULD BE >0||Avg = ‘ & cc:RCON3386[P0] & ‘ ; Curr = ‘ & cc:RCON1590[P0]

Calculation	IF Current quarter Is March
Components:
	AND
	RC_C.3. B. To Be Completed by All Banks. Loans to finance agricultural production and other loans to farmers 3 Quarter Back
	Should be greater than
	RC_C2.12. B. To Be Completed by All Banks. Total loans and leases, net of unearned income 3 Quarter Back
	Multiplied by	0.050
	AND
	RC_C.3. B. To Be Completed by All Banks. Loans to finance agricultural production and other loans to farmers	0

		0
	Should be greater than Zero
	THEN
	RC_K.M.1. Loans to finance agricultural production and other loans to farmers	0
	Should be greater than Zero

Consolidated List of Quality Edits, March 2016	Page: 109

Explanation:
0

Error ID:	R4110.2558
Error Description:	The quarterly average of “Loans to finance agricultural production and other loans to farmers” (RC-K M.1.) should be completed by banks that have “Loans to finance agricultural production and other loans to farmers” (RC-C Part I, 3., Column B) exceeding 5% of “Total loans” (RC-C Part I, 12., Column B) as of the PRIOR YEAR June Report of Condition (see footnote 4 of Schedule RC-K). Although your bank met this reporting requirement in June of LAST YEAR, you did not report a quarterly average in (RC-K M.1.) for the current quarter. Please review your reported data, and explain or revise as appropriate.

Fed Edit Text:	(PREVIOUS JUNE RC-C3B> 5% OF RC-C12B) AND CURRENT (C3B)>0, CURRENT
	(KM1) SHOULD BE >0||Avg = ‘ & cc:RCON3386[P0] & ‘ ; Curr = ‘ & cc:RCON1590[P0]
Calculation	IF Current quarter Is June
Components:
	AND
	RC_C.3. B. To Be Completed by All Banks. Loans to finance agricultural production and
	other loans to farmers 4 Quarter Back
	Should be greater than
	RC_C2.12. B. To Be Completed by All Banks. Total loans and leases, net of unearned
	income 4 Quarter Back
	Multiplied by	0.050
	AND
	RC_C.3. B. To Be Completed by All Banks. Loans to finance agricultural production and
	other loans to farmers	0

		0
	Should be greater than Zero
	THEN
	RC_K.M.1. Loans to finance agricultural production and other loans to farmers	0
	Should be greater than Zero

Explanation:
0

Error ID:	R4110.2560
Error Description:	The quarterly average of “Loans to finance agricultural production and other loans to farmers” (RC-K M.1.) should be completed by banks that have “Loans to finance agricultural production and other loans to farmers” (RC-C Part I, 3., Column B) exceeding 5% of “Total loans” (RC-C Part I, 12., Column B) as of the PRIOR YEAR June Report of Condition (see footnote 4 of Schedule RC-K). Although your bank met this reporting requirement in June of LAST YEAR, you did not report a quarterly average in (RC-K M.1.) for the current quarter. Please review your reported data, and explain or revise as appropriate.
Fed Edit Text:	(PREVIOUS JUNE RC-C3B> 5% OF RC-C12B) AND CURRENT (C3B)>0, CURRENT
	(KM1) SHOULD BE >0||Avg = ‘ & cc:RCON3386[P0] & ‘ ; Curr = ‘ & cc:RCON1590[P0]
Calculation	IF Current quarter Is December
Components:
	AND
	RC_C.3. B. To Be Completed by All Banks. Loans to finance agricultural production and
	other loans to farmers 6 Quarter Back
	Should be greater than
	RC_C2.12. B. To Be Completed by All Banks. Total loans and leases, net of unearned
	income 6 Quarter Back
	Multiplied by	0.050
	AND
	RC_C.3. B. To Be Completed by All Banks. Loans to finance agricultural production and
	other loans to farmers	0

		0
	Should be greater than Zero
	THEN
	RC_K.M.1. Loans to finance agricultural production and other loans to farmers Should be greater than Zero	0

Consolidated List of Quality Edits, March 2016	Page: 110

Explanation:
0

Error ID:	R4600.3286
Error Description:	Generally, the fair values of derivative contracts are relatively small when compared to the notional amounts. Our editing tolerances expect the fair values to be greater than zero, but less than or equal to 10% of the notional values. This quarter, your bank reported “Total notional value of interest rate contracts held for trading” (RC-L 13., Column A) of $57,000,000 and “Gross fair values of interest rate contracts held for trading” (RC-L 15.a.(1) + 15.a.(2), Column A) of $12,000,000. Please review your reported data, and explain or revise as appropriate.

Fed Edit Text:	IF RC-L13A > 500000, THEN (RC-L15A1A + L15A2A) S/B > 0 AND <= 10% OF (RC-
	L13A). ELSE, (RC-L15A1A + L15A2A) S/B <= 10% OF (RC-L13A)||Fair Value = $’ &
	(cc:RCON8733[P0] + cc:RCON8737[P0]) & ‘; 10% of Notional Value = $’ &
	(cc:RCONA126[P0] * 0.10)
Calculation	IF
Components:
	RC_L3.13.A. Interest Rate Contracts. Total gross notional amount of derivative contracts
	held for trading	57,000
	Should be greater than	500
	THEN
	RC_L3.15.a.(1).A. Interest Rate Contracts. Gross fair values of derivative contracts:
	Contracts held for trading: Gross positive fair value	6,000
	Plus
	RC_L3.15.a.(2).A. Interest Rate Contracts. Gross fair values of derivative contracts:
	Contracts held for trading: Gross negative fair value	6,000

		12,000
	Should be greater than Zero
	AND
	RC_L3.15.a.(1).A. Interest Rate Contracts. Gross fair values of derivative contracts:
	Contracts held for trading: Gross positive fair value	6,000
	Plus
	RC_L3.15.a.(2).A. Interest Rate Contracts. Gross fair values of derivative contracts:
	Contracts held for trading: Gross negative fair value	6,000

		12,000
	Should be less than or equal to
	RC_L3.13.A. Interest Rate Contracts. Total gross notional amount of derivative contracts
	held for trading	57,000
	Multiplied by	0.100
	RC_L3.15.a.(1).A. Interest Rate Contracts. Gross fair values of derivative contracts:
	Contracts held for trading: Gross positive fair value	6,000
	Plus
	RC_L3.15.a.(2).A. Interest Rate Contracts. Gross fair values of derivative contracts:
	Contracts held for trading: Gross negative fair value	6,000

		12,000
	Should be less than or equal to
	RC_L3.13.A. Interest Rate Contracts. Total gross notional amount of derivative contracts
	held for trading	57,000
	Multiplied by	0.100

		5,700

Consolidated List of Quality Edits, March 2016	Page: 111

Explanation:
NA

Error ID:	R5498.4766
Error Description:	The response to “does the bank provide custody, safekeeping or other services involving the acceptance of orders for the sale or purchase of securities” (RC-M12) has changed this quarter. Please review your reported data, and explain or revise as appropriate.

Fed Edit Text:	RC-M 12 CURR SHOULD EQUAL RC-M 12 PREV ‘ & ‘||’ & ‘Curr = ‘ & cc:RCONG464[P0]
& ‘ ; Prior = ‘ & cc:RCONG464[-P1Q]
Calculation	RC_M2.12. Does the bank provide custody, safekeeping, or other services involving the
Components:	acceptance of orders for the sale or purchase of securities? 1 Quarter Back	false
Must be equal
RC_M2.12. Does the bank provide custody, safekeeping, or other services involving the
	acceptance of orders for the sale or purchase of securities?	true

Explanation:
NA

Error ID:	R5499.5503
Error	Your bank has changed its response from last quarter as to its compliance with its QTL
Description:	test (RC-M 15.b.). Please review your data and revise or explain as appropriate.
Fed Edit Text:	RCM 15B CURRENT SHOULD EQUAL RCM 15B PREVIOUS’ & ‘||’ & ‘RCM 15B CURR
= ‘& cc:RCONL135[P0]&’; RCM 15B PREV = ‘& cc:RCONL135[-P1Q]
Calculation	RC_M4.15.b. Qualified Thrift Lender (QTL) test: Has the institution been in compliance
Components:	with the HOLA QTL test as of each month end during the quarter or the IRS DBLA test for
	its most recent taxable year, as applicable?	false
Must be equal
RC_M4.15.b. Qualified Thrift Lender (QTL) test: Has the institution been in compliance with the HOLA QTL test as of each month end during the quarter or the IRS DBLA test for
	its most recent taxable year, as applicable? 1 Quarter Back	0

Explanation:
NA

Error ID:	R5664.5558
Error	Last quarter you reported zero for “other construction loans and all land development and
Description:	other land loans” (RC-C 1.a.(2)). However, this quarter you reported $122,000,000.
Please review your reported data and revise or explain as appropriate.
Fed Edit Text:	IF PREV RC-C 1A2 = 0, CURR SHOULD BE <= 5 MILL’ & ‘||’ & ‘Previous RC-C 1a2 =
zero; Current RC-C 1a2 = $’&cc:RCONF159[P0]
Calculation	IF
Components:
RC_C.1.a.(2). B. To Be Completed by All Banks. Loans secured by real estate:
Construction, land development, and other land loans: Other construction loans and all
	land development and other land loans 1 Quarter Back	0
Must be equal Zero
THEN
RC_C.1.a.(2). B. To Be Completed by All Banks. Loans secured by real estate:
Construction, land development, and other land loans: Other construction loans and all
	land development and other land loans	122,000
	Should be less than or equal to	5,000

Explanation:
NA
Error ID:	R5664.5562
Error	Last quarter, your bank reported zero for “revolving, open-end loans secured by 1-4 family
Description:	residential properties and extended under lines of credit” (RC-C 1.c.(1)). However, this quarter you reported $435,000,000. Please review your reported data and revise or explain as appropriate.
Fed Edit Text:	IF PREV RC-C 1C1 = ZERO, CURR SHOULD BE <= 5 MILL’& ‘||’ & ‘Previous RC-C 1c1
= zero; Current RC-C 1c1 = $’&cc:RCON1797[P0]
Calculation	IF
Components:

Consolidated List of Quality Edits, March 2016	Page: 112

	RC_C.1.c.(1). B. To Be Completed by All Banks. Loans secured by real estate: Secured
	by 1–4 family residential properties: Revolving, open-end loans secured by 1–4 family
	residential properties and extended under lines of credit 1 Quarter Back	0
	Must be equal Zero
	THEN
	RC_C.1.c.(1). B. To Be Completed by All Banks. Loans secured by real estate: Secured
	by 1–4 family residential properties: Revolving, open-end loans secured by 1–4 family
	residential properties and extended under lines of credit	435,000
	Should be less than or equal to	5,000

Explanation:
NA

Error ID:	R5664.5564
Error	Last quarter, your bank reported zero for “closed-end loans secured by 1-4 family
Description:	residential properties and secured by first liens” (RC-C 1.c.(2)(a)). However, this quarter
	you reported $3,418,000,000. Please review your reported data and revise or explain as
	appropriate.
Fed Edit Text:	IF PREV RC-C 1C2A = ZERO, CURR SHOULD BE <= 5 MILL’ & ‘||’ & ‘Previous RC-C
	1c2a = zero; Current RC-C 1c2a = $’&cc:RCON5367[P0]
Calculation	IF
Components:
	RC_C.1.c.(2)(a). B. To Be Completed by All Banks. Loans secured by real estate:
	Secured by 1–4 family residential properties: Closed-end loans secured by 1–4 family
	residential properties: Secured by first liens 1 Quarter Back	0
	Must be equal Zero
	THEN
	RC_C.1.c.(2)(a). B. To Be Completed by All Banks. Loans secured by real estate:
	Secured by 1–4 family residential properties: Closed-end loans secured by 1–4 family
	residential properties: Secured by first liens	3,418,000
	Should be less than or equal to	5,000

Explanation:
NA

Error ID:	R5664.5566
Error	Last quarter, your bank reported zero for “closed-end loans secured by 1-4 family
Description:	residential properties secured by junior liens” (RC-C 1.c.(2)(b)). However, this quarter you
	reported $21,000,000. Please review your reported data and revise or explain as
	appropriate.
Fed Edit Text:	IF PREV RC-C 1C2B = ZERO, CURR SHOULD BE <= 5 MILL’ & ‘||’ & ‘Previous RC-C
	1c2b = zero; Current RC-C 1c2b = $’&cc:RCON5368[P0]
Calculation	IF
Components:
	RC_C.1.c.(2)(b). B. To Be Completed by All Banks. Loans secured by real estate:
	Secured by 1–4 family residential properties: Closed-end loans secured by 1–4 family
	residential properties: Secured by junior liens 1 Quarter Back	0
	Must be equal Zero
	THEN
	RC_C.1.c.(2)(b). B. To Be Completed by All Banks. Loans secured by real estate:
	Secured by 1–4 family residential properties: Closed-end loans secured by 1–4 family
	residential properties: Secured by junior liens	21,000
	Should be less than or equal to	5,000

Consolidated List of Quality Edits, March 2016	Page: 113

Explanation:
NA

Error ID:	R5664.5568
Error	Last quarter, you reported zero for “loans secured by multifamily, 5 or more, residential
Description:	properties” (RC-C 1.d.). However, this quarter you reported $1,108,000,000. Please
	review your reported data and revise or explain as appropriate.
Fed Edit Text:	IF PREV RC-C 1D = ZERO, CURR SHOULD BE <= 5 MILL’ & ‘||’ & ‘Previous RC-C 1d =
	zero; Current RC-C 1d = $’&cc:RCON1460[P0]
Calculation	IF
Components:
	RC_C.1.d. B. To Be Completed by All Banks. Loans secured by real estate: Secured by
	multifamily (5 or more) residential properties 1 Quarter Back	0
	Must be equal Zero
	THEN
	RC_C.1.d. B. To Be Completed by All Banks. Loans secured by real estate: Secured by
	multifamily (5 or more) residential properties	1,108,000
	Should be less than or equal to	5,000

Explanation:
NA

Error ID:	R5664.5570
Error	Last quarter, your bank reported zero for “loans secured by owner-occupied nonfarm
Description:	nonresidential properties” (RC-C 1.e.(1)). However, this quarter you reported
	$66,000,000. Please review your reported data and revise or explain as appropriate.
Fed Edit Text:	IF PREV RC-C 1E1 = ZERO, CURR SHOULD BE <= 5 MILL’ & ‘||’ & ‘Previous RC-C 1e1
	= zero; Current RC-C 1e1 = $’& cc:RCONF160[P0]
Calculation	IF
Components:
	RC_C.1.e.(1). B. To Be Completed by All Banks. Loans secured by real estate: Secured
	by nonfarm nonresidential properties: Loans secured by owner-occupied nonfarm
	nonresidential properties 1 Quarter Back	0
	Must be equal Zero
	THEN
	RC_C.1.e.(1). B. To Be Completed by All Banks. Loans secured by real estate: Secured
	by nonfarm nonresidential properties: Loans secured by owner-occupied nonfarm
	nonresidential properties	66,000
	Should be less than or equal to	5,000

Explanation:
NA

Error ID:	R5664.5572
Error	Last quarter, your bank reported zero for “loans secured by other nonfarm nonresidential
Description:	properties” (RC-C 1.e.(2)). However, this quarter you reported $1,836,000,000. Please
	review your reported data and revise or explain as appropriate.
Fed Edit Text:	IF PREV RC-C 1E2 = ZERO, CURR SHOULD BE <= 5 MILL’ & ‘||’ & ‘Previous RC-C 1e2
	= zero; Current RC-C 1e2 = $’& cc:RCONF161[P0]
Calculation	IF
Components:
	RC_C.1.e.(2). B. To Be Completed by All Banks. Loans secured by real estate: Secured
	by nonfarm nonresidential properties: Loans secured by other nonfarm nonresidential
	properties 1 Quarter Back	0
	Must be equal Zero
	THEN
	RC_C.1.e.(2). B. To Be Completed by All Banks. Loans secured by real estate: Secured
	by nonfarm nonresidential properties: Loans secured by other nonfarm nonresidential
	properties	1,836,000
	Should be less than or equal to	5,000

Consolidated List of Quality Edits, March 2016	Page: 114

Explanation:
NA
Error ID:	R5664.5574
Error	Last quarter, your bank reported zero for “loans to depository institutions and acceptances
Description:	of other banks” (RC-C 2). However, this quarter you reported $2,064,000,000. Please
	review your reported data and revise or explain as appropriate.

Fed Edit Text:	IF PREV RC-C 2 = ZERO, CURR SHOULD BE <= 5 MILL’ & ‘||’ & ‘Previous RC-C 2 =
	zero; Current RC-C 2 = $’& cc:RCON1288[P0]
Calculation	IF
Components:
	RC_C.2. B. To Be Completed by All Banks. Loans to depository institutions and
	acceptances of other banks 1 Quarter Back	0
	Must be equal Zero
	THEN
	RC_C.2. B. To Be Completed by All Banks. Loans to depository institutions and
	acceptances of other banks	2,064,000
	Should be less than or equal to	5,000

Explanation:
NA

Error ID:	R5664.5578
Error	Last quarter, your bank reported zero for “Commercial and industrial loans” (RC-C 4).
Description:	However, this quarter you reported $3,227,000,000. Please review your reported data
	and revise or explain as appropriate.
Fed Edit Text:	IF PREV RC-C 4 = ZERO, CURR SHOULD BE <= 5 MILL’ & ‘||’ & ‘Previous RC-C 4 =
	zero; Current RC-C 4 = $’& cc:RCON1766[P0]
Calculation	IF
Components:
	RC_C.4. B. To Be Completed by All Banks. Commercial and industrial loans 1 Quarter
	Back	0
	Must be equal Zero
	THEN
	RC_C.4. B. To Be Completed by All Banks. Commercial and industrial loans	3,227,000
	Should be less than or equal to	5,000

Explanation:
NA

Error ID:	R5664.5586
Error	Last quarter, your bank reported zero for “other consumer loans to individuals for
Description:	household, family, and other personal expenditures” (RC-C 6.d.). However, this quarter
	you reported $113,000,000. Please review your reported data and revise or explain as
	appropriate.
Fed Edit Text:	IF PREV RC-C 6D = ZERO, CURR SHOULD BE <= 5 MILL’ & ‘||’ & ‘Previous RC-C 6d =
	zero; Current RC-C 6d = $’& cc:RCONK207[P0]
Calculation	IF
Components:
	RC_C.6.d. B. To Be Completed by All Banks. Loans to individuals for household, family,
	and other personal expenditures (i.e., consumer loans) (includes purchased paper): Other
	consumer loans (includes single payment and installment loans other than automobile
	loans and all student loans) 1 Quarter Back	0
	Must be equal Zero
	THEN
	RC_C.6.d. B. To Be Completed by All Banks. Loans to individuals for household, family,
	and other personal expenditures (i.e., consumer loans) (includes purchased paper): Other
	consumer loans (includes single payment and installment loans other than automobile
	loans and all student loans)	113,000
	Should be less than or equal to	5,000

Consolidated List of Quality Edits, March 2016	Page: 115

Explanation:
NA

Error ID:	R5664.5592
Error	Last quarter, your bank reported zero for “loans to nondepository financial institutions”
Description:	(RC-C 9.a.). However, this quarter you reported $45,000,000. Please review your reported data and revise or explain as appropriate.
Fed Edit Text:	IF PREV RC-C 9A = ZERO, CURR SOULD BE <= 5 MILL’& ‘||’ & ‘Previous RC-C 9a =
zero; Current RC-C 9a = $’& cc:RCONJ454[P0]
Calculation	IF
Components:
RC_C2.9.a. B. To Be Completed by All Banks. Loans to nondepository financial institutions and other loans: Loans to nondepository financial institutions 1 Quarter Back
0
Must be equal Zero
THEN
RC_C2.9.a. B. To Be Completed by All Banks. Loans to nondepository financial
	institutions and other loans: Loans to nondepository financial institutions	45,000
	Should be less than or equal to	5,000

Explanation:
NA

Error ID:	R5664.5594
Error	Last quarter, your bank reported zero for “other loans for purchasing or carrying securities
Description:	and all other loans excluding consumer loans” (RC-C 9.b.). However, this quarter you reported $5,583,000,000. Please review your reported data and revise or explain as appropriate.
Fed Edit Text:	IF PREV RC-C 9B = ZERO, CURR SHOULD BE <= 5 MILL’& ‘||’ & ‘Previous RC-C 9b =
zero; Current RC-C 9b = $’& cc:RCONJ464[P0]
Calculation	IF
Components:
RC_C2.9.b. B. To Be Completed by All Banks. Loans to nondepository financial
	institutions and other loans: Other loans 1 Quarter Back	0
Must be equal Zero
THEN
RC_C2.9.b. B. To Be Completed by All Banks. Loans to nondepository financial
	institutions and other loans: Other loans	5,583,000
	Should be less than or equal to	5,000

Explanation:
NA

Error ID:	R6014.5691
Error	The total amount of $23,000,000 reported for “Closed-end loans secured by junior liens
Description:	on 1-4 family residential properties” (RC-O M.18.c, Column N) should be less than or equal to the amount of $21,000,000 reported for “Closed-end loans secured by junior liens on 1-4 family residential properties” (RC-C 1.c.(2)(b), Column B). Please review your reported data and revise or explain as appropriate.
Fed Edit Text:	RC-O M18C COL N SHOULD BE LESS THAN OR EQUAL TO RC-C 1C2B COL B’ & ‘||’
& ‘RC-O M18C COL N = $’ & CC:RCONN008[P0] &’; RC-C 1C2B COL B = $’ &
CC:RCON5368[P0]
Calculation	RC_O6_M5.M.18.c. N. Outstanding balance of 1-4 family residential mortgage loans,
Components:	consumer loans, and consumer leases by two-year probability of default: Closed-end loans secured by junior liens on 1-4 family residential properties Two-Year Probability of
	Default (PD): Total	23,000
Should be less than or equal to
RC_C.1.c.(2)(b). B. To Be Completed by All Banks. Loans secured by real estate:
Secured by 1–4 family residential properties: Closed-end loans secured by 1–4 family
	residential properties: Secured by junior liens	21,000

Consolidated List of Quality Edits, March 2016	Page: 116

Explanation:
NA

Error ID:	R6105.2717
Error	Your bank’s average account balance for deposit accounts (excluding retirement
Description:	accounts) of more than $250,000 seems questionable. The average account balance is
	derived from dividing the “Amount of deposit accounts (excluding retirement accounts) of
	more than $250,000” (RC-O M.1.b.(1)) of $39,013,000,000 by the “Number of deposit
	accounts (excluding retirement accounts) of more than $250,000” (RC-O M.1.b.(2)) of 4217. Your derived average balance is $9,251,363.529. Please review your reported data, and explain or revise as appropriate.

Fed Edit Text:	IF (RC-OM1B2) > 0, THEN (RC-OM1B1 / RC-OM1B2) SHOULD BE < $5 MIL ‘ & ‘||’ & ‘
	(RC-OM1B1) = $’ & cc:RCONF051[P0] & ‘;(RC-OM1B2) = ‘ & cc:RCONF052[P0] & ‘ AVG
	DEP = $’ & (cc:RCONF051[P0] / cc:RCONF052[P0])
Calculation	IF
Components:
	RC_O2_M.M.1.b.(2). Total deposit liabilities of the bank, including related interest accrued
	and unpaid, less allowable exclusions, including related interest accrued and unpaid:
	Deposit accounts (excluding retirement accounts) of more than $250,000: Number of
	deposit accounts (excluding retirement accounts) of more than $250,000	4,217
	Should be greater than Zero
	THEN
	RC_O2_M.M.1.b.(1). Total deposit liabilities of the bank, including related interest accrued
	and unpaid, less allowable exclusions, including related interest accrued and unpaid:
	Deposit accounts (excluding retirement accounts) of more than $250,000: Amount of
	deposit accounts (excluding retirement accounts) of more than $250,000	39,013,000
	Should be greater than	250
	AND
	RC_O2_M.M.1.b.(1). Total deposit liabilities of the bank, including related interest accrued
	and unpaid, less allowable exclusions, including related interest accrued and unpaid:
	Deposit accounts (excluding retirement accounts) of more than $250,000: Amount of
	deposit accounts (excluding retirement accounts) of more than $250,000	39,013,000
	Divided by
	RC_O2_M.M.1.b.(2). Total deposit liabilities of the bank, including related interest accrued
	and unpaid, less allowable exclusions, including related interest accrued and unpaid:
	Deposit accounts (excluding retirement accounts) of more than $250,000: Number of
	deposit accounts (excluding retirement accounts) of more than $250,000	4,217

		9,251
	Should be less than	5,000

Explanation:
NA

Error ID:	R6122.3247
Error	Last quarter, your bank’s “Estimated amount of uninsured deposits in domestic offices of
Description:	the bank and in insured branches in Puerto Rico and U.S. territories and possessions”
	(RC-O M.2.) of $0 represented 0.000% of the total “Deposits: In domestic offices” (RC
	13.a.) of $40,526,000,000. However, this quarter your uninsured deposits of
	$37,766,000,000 represents 9,648.952% of total deposits of $39,140,000,000. The
	difference between the current and prior quarter ratios is 96.490%, which exceeds our
	tolerance of 25%. Please review your reported data, and explain or revise as appropriate.

Fed Edit Text:	RATIOS BET UNINS DEPS AND TOT DEPS (RC-OM2/13A, CUR-PREV) S/B W/IN 25%’
Calculation	IF
Components:
	RC.13.a. Deposits: In domestic offices 1 Quarter Back	40,526,000
	Should be greater than Zero
	AND
	RC.13.a. Deposits: In domestic offices	39,140,000

Consolidated List of Quality Edits, March 2016	Page: 117

	Should be greater than Zero
	THEN
	RC_O2_M.M.2. Estimated amount of uninsured deposits, including related interest accrued and unpaid	37,766,000
	Divided by
	RC.13.a. Deposits: In domestic offices	39,140,000

		1
	Minus
	RC_O2_M.M.2. Estimated amount of uninsured deposits, including related interest
	accrued and unpaid 1 Quarter Back	0
	Divided by
	RC.13.a. Deposits: In domestic offices 1 Quarter Back	40,526,000

		0

		1
	Should be greater than or equal to	(0.250)
	AND
	RC_O2_M.M.2. Estimated amount of uninsured deposits, including related interest
	accrued and unpaid	37,766,000
	Divided by
	RC.13.a. Deposits: In domestic offices	39,140,000

		1
	Minus
	RC_O2_M.M.2. Estimated amount of uninsured deposits, including related interest
	accrued and unpaid 1 Quarter Back	0
	Divided by
	RC.13.a. Deposits: In domestic offices 1 Quarter Back	40,526,000

		0

		1
	Should be less than or equal to	0.250

Explanation:
NA

Error ID:	R6123.4315
Error	Last quarter, your bank reported “Estimated amount of uninsured deposits” (RC-O M.2.)
Description:	of $ 0. This quarter, you reported $ 37,766,000,000 which exceeds our tolerance of +/- $5
	billion of prior quarter`s balance. Please review your reported data, and explain or revise
	as appropriate.

Fed Edit Text:	RC-OM2 CURR S/B = RC-OM2 PREV +/- $5 billion ‘ & ‘||’ & ‘ CURR = $ ‘ &
	cc:RCON5597[P0] & ‘ ; PREV = ‘ & cc:RCON5597[-P1Q] & ‘; Difference = $ ‘ &
	cc:RCON5597[P0] - cc:RCON5597[-P1Q]

Calculation	RC_O2_M.M.2. Estimated amount of uninsured deposits, including related interest
Components:	accrued and unpaid	37,766,000
	Minus
	RC_O2_M.M.2. Estimated amount of uninsured deposits, including related interest
	accrued and unpaid 1 Quarter Back	0

		37,766,000
	Should be greater than or equal to	(5,000,000)
	AND
	RC_O2_M.M.2. Estimated amount of uninsured deposits, including related interest
	accrued and unpaid	37,766,000
	Minus
	RC_O2_M.M.2. Estimated amount of uninsured deposits, including related interest
	accrued and unpaid 1 Quarter Back	0

		37,766,000
	Should be less than or equal to	5,000,000

Explanation:

Consolidated List of Quality Edits, March 2016	Page: 118

NA

Error ID:	R6124.4316

Error	Last quarter, your bank reported “Estimated amount of uninsured deposits” (RC-O M.2.)
Description:	of $ 0. This quarter, you reported $37,766,000,000 which exceeds our tolerance of 80% to
	120% of prior quarter`s balance. Please review your reported data, and explain or revise
	as appropriate.

Fed Edit Text:	RC-OM2 CURR S/B WITHIN 20% OF RC-OM2 PREV ‘ & ‘||’ & ‘ CURR = $ ‘ &
	cc:RCON5597[P0] & ‘; PREV = ‘ & cc:RCON5597[-P1Q] & ‘; CURR / PREV = ‘ &
	cc:RCON5597[P0] / cc:RCON5597[-P1Q] * 100 & ‘ %’

Calculation	RC_O2_M.M.2. Estimated amount of uninsured deposits, including related interest
Components:	accrued and unpaid	37,766,000
	Should be greater than or equal to
	0.8 Multiplied by
	RC_O2_M.M.2. Estimated amount of uninsured deposits, including related interest
	accrued and unpaid 1 Quarter Back	0
	AND
	RC_O2_M.M.2. Estimated amount of uninsured deposits, including related interest
	accrued and unpaid	37,766,000

		37,766,000
	Should be less than or equal to
	1.2 Multiplied by
	RC_O2_M.M.2. Estimated amount of uninsured deposits, including related interest
	accrued and unpaid 1 Quarter Back	0

Explanation:
NA

Error ID:	R6613.5982

Error	The amount of “Unused commitments” (RC-L 1.a. through 1.e.(3)) of $4,815,000,000
Description:	reported this quarter reflects a large increase from the amount of $0 reported last quarter.
	Please review your reported data and revise or explain as appropriate.

Fed Edit Text:	RC-L 1A THROUGH 1E3 CURRENT SHOULD BE LESS THAN OR EQUAL TO RC-L 1A
	THROUGH 1E3 PRIOR PLUS 5 MILL’ & ‘||’ & ‘RCL 1A THROUGH 1E3 PRIOR = $’ &
	cc:RCON3814[-P1Q] + cc:RCON3815[-P1Q] + cc:RCONF164[-P1Q] + cc:RCONF165[-
	P1Q] + cc:RCON6550[-P1Q] + cc:RCON3817[-P1Q] + cc:RCONJ457[-P1Q]+
	cc:RCONJ458[-P1Q] + cc:RCONJ459[-P1Q] &’; RCL 1A THROUGH 1E3 CURRENT = $’
	& cc:RCON3814[P0] + cc:RCON3815[P0] + cc:RCONF164[P0] + cc:RCONF165[P0] +
	cc:RCON6550[P0] + cc:RCON3817[P0] + cc:RCONJ457[P0] + cc:RCONJ458[P0] +
	cc:RCONJ459[P0]

Calculation	IF
Components:
	RC_L.1.a. Unused commitments: Revolving, open-end lines secured by 1– 4 family
	residential properties, e.g., home equity lines 1 Quarter Back	0
	Plus
	RC_L.1.b. Unused commitments: Credit card lines 1 Quarter Back	0
	Plus
	RC_L.1.c.(1)(a). Unused commitments: Commitments to fund commercial real estate,
	construction, and land development loans: Secured by real estate: 1–4 family residential
	construction loan commitments 1 Quarter Back	0
	Plus
	RC_L.1.c.(1)(b). Unused commitments: Commitments to fund commercial real estate,
	construction, and land development loans: Secured by real estate: Commercial real
	estate, other construction loan, and land development loan commitments 1 Quarter Back
		0
	Plus
	RC_L.1.c.(2). Unused commitments: Commitments to fund commercial real estate,
	construction, and land development loans: NOT secured by real estate 1 Quarter Back	0
	Plus

Consolidated List of Quality Edits, March 2016	Page: 119

RC_L.1.d. Unused commitments: Securities underwriting 1 Quarter Back	0
Plus
RC_L.1.e.(1). Unused commitments: Other unused commitments: Commercial and industrial loans 1 Quarter Back	0
Plus
RC_L.1.e.(2). Unused commitments: Other unused commitments: Loans to financial institutions 1 Quarter Back	0
Plus
RC_L.1.e.(3). Unused commitments: Other unused commitments: All other unused commitments 1 Quarter Back	0

0
Should be less than or equal to	10,000
THEN
RC_L.1.a. Unused commitments: Revolving, open-end lines secured by 1– 4 family residential properties, e.g., home equity lines	144,000
Plus
RC_L.1.b. Unused commitments: Credit card lines	0
Plus
RC_L.1.c.(1)(a). Unused commitments: Commitments to fund commercial real estate, construction, and land development loans: Secured by real estate: 1–4 family residential construction loan commitments	0
Plus
RC_L.1.c.(1)(b). Unused commitments: Commitments to fund commercial real estate, construction, and land development loans: Secured by real estate: Commercial real estate, other construction loan, and land development loan commitments	140,000
Plus
RC_L.1.c.(2). Unused commitments: Commitments to fund commercial real estate, construction, and land development loans: NOT secured by real estate	67,000
Plus
RC_L.1.d. Unused commitments: Securities underwriting	0
Plus
RC_L.1.e.(1). Unused commitments: Other unused commitments: Commercial and industrial loans	2,759,000
Plus
RC_L.1.e.(2). Unused commitments: Other unused commitments: Loans to financial institutions	76,000
Plus
RC_L.1.e.(3). Unused commitments: Other unused commitments: All other unused commitments	1,629,000

4,815,000
Should be less than or equal to
RC_L.1.a. Unused commitments: Revolving, open-end lines secured by 1– 4 family residential properties, e.g., home equity lines 1 Quarter Back	0
Plus
RC_L.1.b. Unused commitments: Credit card lines 1 Quarter Back	0
Plus
RC_L.1.c.(1)(a). Unused commitments: Commitments to fund commercial real estate, construction, and land development loans: Secured by real estate: 1– 4 family residential construction loan commitments 1 Quarter Back	0
Plus
RC_L.1.c.(1)(b). Unused commitments: Commitments to fund commercial real estate, construction, and land development loans: Secured by real estate: Commercial real estate, other construction loan, and land development loan commitments 1 Quarter Back
0
Plus
RC_L.1.c.(2). Unused commitments: Commitments to fund commercial real estate, construction, and land development loans: NOT secured by real estate 1 Quarter Back	0

Consolidated List of Quality Edits, March 2016	Page: 120

	Plus
	RC_L.1.d. Unused commitments: Securities underwriting 1 Quarter Back	0
	Plus
	RC_L.1.e.(1). Unused commitments: Other unused commitments: Commercial and
	industrial loans 1 Quarter Back	0
	Plus
	RC_L.1.e.(2). Unused commitments: Other unused commitments: Loans to financial
	institutions 1 Quarter Back	0
	Plus
	RC_L.1.e.(3). Unused commitments: Other unused commitments: All other unused
	commitments 1 Quarter Back	0
	Plus	5,000

Explanation:
NA

Error ID:	R6760.6561
Error	Your current “Number of deposit accounts (excluding retirement accounts) of $250,000 or
Description:	less (RC-O M.1.a.(2) of 10740 when compared to the previous quarter of 0 falls outside
	our tolerance range of 50% to 150%. Please review your reported data, and explain or
	revise as appropriate.
Fed Edit Text:	RC-O M1A2 CURR SHOULD BE BETWEEN 50% AND 150% OF RC-O M1A2 PREV.’ &
	‘||’ & ‘CURR(RC-OM1A2) = ‘ & cc:RCONF050[P0] & ‘ ; PREV(RC-OM1A2) = ‘ &
	cc:RCONF050[-P1Q]
Calculation	IF
Components:
	RC_O2_M.M.1.a.(2). Total deposit liabilities of the bank, including related interest accrued
	and unpaid, less allowable exclusions, including related interest accrued and unpaid:
	Deposit accounts (excluding retirement accounts) of $250,000 or less: Number of deposit
	accounts (excluding retirement accounts) of $250,000 or less 1 Quarter Back	0
	Should be greater than	1
	OR
	RC_O2_M.M.1.a.(2). Total deposit liabilities of the bank, including related interest accrued
	and unpaid, less allowable exclusions, including related interest accrued and unpaid:
	Deposit accounts (excluding retirement accounts) of $250,000 or less: Number of deposit
	accounts (excluding retirement accounts) of $250,000 or less	10,740
	Should be greater than	1
	THEN
	RC_O2_M.M.1.a.(2). Total deposit liabilities of the bank, including related interest accrued
	and unpaid, less allowable exclusions, including related interest accrued and unpaid:
	Deposit accounts (excluding retirement accounts) of $250,000 or less: Number of deposit
	accounts (excluding retirement accounts) of $250,000 or less	10,740
	Should be greater than or equal to
	0.5 Multiplied by
	RC_O2_M.M.1.a.(2). Total deposit liabilities of the bank, including related interest accrued
	and unpaid, less allowable exclusions, including related interest accrued and unpaid:
	Deposit accounts (excluding retirement accounts) of $250,000 or less: Number of deposit
	accounts (excluding retirement accounts) of $250,000 or less 1 Quarter Back	0
	AND
	RC_O2_M.M.1.a.(2). Total deposit liabilities of the bank, including related interest accrued
	and unpaid, less allowable exclusions, including related interest accrued and unpaid:
	Deposit accounts (excluding retirement accounts) of $250,000 or less: Number of deposit
	accounts (excluding retirement accounts) of $250,000 or less	10,740

		10,740

	Should be less than or equal to
	1.5 Multiplied by

Consolidated List of Quality Edits, March 2016	Page: 121

	RC_O2_M.M.1.a.(2). Total deposit liabilities of the bank, including related interest accrued
	and unpaid, less allowable exclusions, including related interest accrued and unpaid:
	Deposit accounts (excluding retirement accounts) of $250,000 or less: Number of deposit
	accounts (excluding retirement accounts) of $250,000 or less 1 Quarter Back	0

Explanation:
NA

Error ID:	R6760.6563
Error	Your current “Number of deposit accounts (excluding retirement accounts) of more than
Description:	$250,000 (RC-O M.1.b.(2) of 4217 when compared to the previous quarter of 0 falls
	outside our tolerance range of 60% to 150%. Please review your reported data, and
	explain or revise as appropriate.
Fed Edit Text:	RC-O M1B2 CURR SHOULD BE BETWEEN 60% AND 150% OF RC-O M1B2 PREV.’ &
	‘||’ & ‘CURR(RC-OM1B2) = ’ & cc:RCONF052[P0] & ‘ ; PREV(RC-OM1B2) = ’ &
	cc:RCONF052[-P1Q]
Calculation	IF
Components:
	RC_O2_M.M.1.b.(2). Total deposit liabilities of the bank, including related interest accrued
	and unpaid, less allowable exclusions, including related interest accrued and unpaid:
	Deposit accounts (excluding retirement accounts) of more than $250,000: Number of
	deposit accounts (excluding retirement accounts) of more than $250,000 1 Quarter Back
		0
	Should be greater than	100
	OR
	RC_O2_M.M.1.b.(2). Total deposit liabilities of the bank, including related interest accrued
	and unpaid, less allowable exclusions, including related interest accrued and unpaid:
	Deposit accounts (excluding retirement accounts) of more than $250,000: Number of
	deposit accounts (excluding retirement accounts) of more than $250,000	4,217
	Should be greater than	100
	THEN
	RC_O2_M.M.1.b.(2). Total deposit liabilities of the bank, including related interest accrued
	and unpaid, less allowable exclusions, including related interest accrued and unpaid:
	Deposit accounts (excluding retirement accounts) of more than $250,000: Number of
	deposit accounts (excluding retirement accounts) of more than $250,000	4,217
	Should be greater than or equal to
	0.6 Multiplied by
	RC_O2_M.M.1.b.(2). Total deposit liabilities of the bank, including related interest accrued
	and unpaid, less allowable exclusions, including related interest accrued and unpaid:
	Deposit accounts (excluding retirement accounts) of more than $250,000: Number of
	deposit accounts (excluding retirement accounts) of more than $250,000 1 Quarter Back
		0
	AND
	RC_O2_M.M.1.b.(2). Total deposit liabilities of the bank, including related interest accrued
	and unpaid, less allowable exclusions, including related interest accrued and unpaid:
	Deposit accounts (excluding retirement accounts) of more than $250,000: Number of
	deposit accounts (excluding retirement accounts) of more than $250,000	4,217

		4,217
	Should be less than or equal to
	1.5 Multiplied by
	RC_O2_M.M.1.b.(2). Total deposit liabilities of the bank, including related interest accrued
	and unpaid, less allowable exclusions, including related interest accrued and unpaid:
	Deposit accounts (excluding retirement accounts) of more than $250,000: Number of
	deposit accounts (excluding retirement accounts) of more than $250,000 1 Quarter Back
		0

Consolidated List of Quality Edits, March 2016	Page: 122

Explanation:
NA

Error ID:	R6760.6565
Error	Your current “Number of retirement deposit accounts of $250,000 or less (RC-O M.1.c.(2)
Description:	of 271 when compared to the previous quarter of 0 falls outside our tolerance range of
	60% to 150%. Please review your reported data, and explain or revise as appropriate.

Fed Edit Text:	RC-O M1C2 CURR SHOULD BE BETWEEN 60% AND 150% OF RC-O M1C2 PREV.’ &
	‘||’ & ‘CURR(RC-OM1C2) = ’ & cc:RCONF046[P0] & ‘ ; PREV(RC-OM1C2) = ’ &
	cc:RCONF046[-P1Q]
Calculation	IF
Components:
	RC_O2_M.M.1.c.(2). Total deposit liabilities of the bank, including related interest accrued
	and unpaid, less allowable exclusions, including related interest accrued and unpaid:
	Retirement deposit accounts of $250,000 or less: Number of retirement deposit accounts
	of $250,000 or less 1 Quarter Back	0
	Should be greater than	1
	OR
	RC_O2_M.M.1.c.(2). Total deposit liabilities of the bank, including related interest accrued
	and unpaid, less allowable exclusions, including related interest accrued and unpaid:
	Retirement deposit accounts of $250,000 or less: Number of retirement deposit accounts
	of $250,000 or less	271
	Should be greater than	1
	THEN
	RC_O2_M.M.1.c.(2). Total deposit liabilities of the bank, including related interest accrued
	and unpaid, less allowable exclusions, including related interest accrued and unpaid:
	Retirement deposit accounts of $250,000 or less: Number of retirement deposit accounts
	of $250,000 or less	271
	Should be greater than or equal to
	0.6 Multiplied by
	RC_O2_M.M.1.c.(2). Total deposit liabilities of the bank, including related interest accrued
	and unpaid, less allowable exclusions, including related interest accrued and unpaid:
	Retirement deposit accounts of $250,000 or less: Number of retirement deposit accounts
	of $250,000 or less 1 Quarter Back	0
	AND
	RC_O2_M.M.1.c.(2). Total deposit liabilities of the bank, including related interest accrued
	and unpaid, less allowable exclusions, including related interest accrued and unpaid:
	Retirement deposit accounts of $250,000 or less: Number of retirement deposit accounts
	of $250,000 or less	271

		271
	Should be less than or equal to
	1.5 Multiplied by
	RC_O2_M.M.1.c.(2). Total deposit liabilities of the bank, including related interest accrued
	and unpaid, less allowable exclusions, including related interest accrued and unpaid:
	Retirement deposit accounts of $250,000 or less: Number of retirement deposit accounts
	of $250,000 or less 1 Quarter Back	0

Explanation:
NA

Error ID:	R6770.5451
Error	Generally, the “Nonbrokered time deposits of more than $250,000 in domestic offices
Description:	(included in Schedule RC-E, Memorandum item 2.d)” (RC-O M.12.) of $2,603,000,000 is
	expected to be less than or equal to “Total time deposits of more than $250,000” (RC-E
	M.2.d.) of $2,604,000,000 less brokered deposits of more than $250,000 (RC-E M.1.b
	minus the sum of RC-E M.1.c(1) and RC-E M.1.c(2) of $ (286,000,000). Please review
	your reported data, and explain or revise as appropriate.

Fed Edit Text:	RC-O M12 SB LESS THAN OR EQUAL TO RC-E M2D LESS BROKERED DEPOSITS
	GT 250K’ & ‘||’ & ‘RC-0 M12 = $’ & cc:RCONK678[P0] & ‘; RC-E M2D LESS RC-E M1B
	MINUS (RC-E M1C1 + M1C2) = $’ & cc:RCONJ474[P0] - (cc:RCON2365[P0] -
	cc:RCON2343[P0] - cc:RCONJ472[P0])

Consolidated List of Quality Edits, March 2016	Page: 123

Calculation	RC_O3_M2.M.12. Nonbrokered time deposits of more than $250,000
Components:		2,603,000
	Should be less than or equal to
	RC_E2_M2.M.2.d. Components of total nontransaction accounts: Total time deposits of
	more than $250,000	2,604,000
	Minus
	RC_E_M.M.1.b. Selected components of total deposits: Total brokered deposits	3,200,000
	Minus
	RC_E_M.M.1.c.(1). Selected components of total deposits: Fully insured brokered
	deposits: Brokered deposits of less than $100,000	34,000
	Minus
	RC_E_M.M.1.c.(2). Selected components of total deposits: Fully insured brokered
	deposits: Brokered deposits of $100,000 through $250,000 and certain brokered
	retirement deposit accounts	276,000

		2,890,000

Explanation:
NA

		(286,000)

Error ID:	R6770.5465
Error	Generally, once a bank starts using the daily averaging method it should continue to use
Description:	the same averaging method. Last quarter, your bank selected “Daily” for the “Averaging
	method used” (RC-O 4.a.). However, this quarter your bank selected “Weekly.” Please
	review your reported data, and explain or revise as appropriate.
Fed Edit Text:	CURR RC-O 4A SHOULD CONTINUE TO BE REPORTED AS “DAILY”’ & ‘||’ & ‘RC-O4A
	PRIOR = ‘ & cc:RCONK653[-P1Q]
Calculation	IF
Components:
	RC_O.4.a. Average consolidated total assets for the calendar quarter. Averaging method
	used (for daily averaging, enter 1, for weekly averaging, enter 2) 1 Quarter Back	1
	Must be equal	1
	THEN
	RC_O.4.a. Average consolidated total assets for the calendar quarter. Averaging method
	used (for daily averaging, enter 1, for weekly averaging, enter 2)	2
	Must be equal	1

Explanation:
NA

Error ID:	R7020.5881
Error	Generally, the amount of “Common Equity Tier 1 Capital Common Stock plus related
Description:	surplus, net of treasury stock and unearned employee stock ownership plan (ESOP)
	shares” reported in Schedule RC-R, Part I., item 1 of $2,728,000,000 should equal the
	sum of Common Stock and related surplus less treasury stock, unearned ESOP shares,
	and any other contra-equity components reported in (RC 24 + 25 + 26.c) of
	$2,727,000,000. Please review your reported data, and explain or revise as appropriate.

Fed Edit Text:	RC-R PART I ITEM 1 SHOULD BE EQUAL TO THE SUM OF (RC 24 + 25 + RC 26C).’&
	‘||’ & ‘ $’ & cc:RCOAP742[P0] & ‘ SHOULD EQUAL $’ & cc:RCON3230[P0] +
	cc:RCON3839[P0] + cc:RCONA130[P0]
Calculation	RC_R_IB1.1. Common equity tier 1 capital. Common stock plus related surplus, net of
Components:	treasury stock and unearned employee stock ownership plan (ESOP) shares	2,728,000
	Should be less than or equal to
	RC_2.24. Common stock	2,127,000
	Plus
	RC_2.25. Surplus (exclude all surplus related to preferred stock)	600,000
	Plus
	RC_2.26.c. Other equity capital components	0

Consolidated List of Quality Edits, March 2016	Page: 124

	Plus	5
	AND
	RC_R_IB1.1. Common equity tier 1 capital. Common stock plus related surplus, net of
	treasury stock and unearned employee stock ownership plan (ESOP) shares	2,728,000

		2,728,000
	Should be greater than or equal to
	RC_2.24. Common stock	2,127,000
	Plus
	RC_2.25. Surplus (exclude all surplus related to preferred stock)	600,000
	Plus
	RC_2.26.c. Other equity capital components	0

		2,727,000
	Minus	5

		2,726,995

Explanation:
NA

Error ID:	R7020.5894
Error	The sum of “Deferred tax assets” for common equity tier 1 capital purposes (RC-R I 8)
Description:	and “Deferred tax assets arising from temporary differences” (RC-RI 15) of $4,000,000
	should be less than or equal to total “Net deferred tax assets” (RC-F 2.) of $3,000,000.
	Please review your reported data, and explain or revise as appropriate.

Fed Edit Text:	SUM RC-RI 8 AND RCRI 15 SHOULD BE <= RC-F 2’ & ‘||’ & ‘ SUM RC-RI 8 AND 15 = $’
	& cc:RCOAP843[P0] + cc:RCOAP855[P0] & ‘; RC-F 2 = $’ & cc:RCON2148[P0]
Calculation	RC_R_IB1.8. Common Equity Tier 1 Ccapital: Adjustments and Deductions. LESS:
Components:	Deferred tax assets (DTAs) that arise from net operating loss and tax credit carryforwards,
	net of any related valuation allowances and net of DTLs	4,000
	Plus
	RC_R_IB2.15. Common Equity Tier 1 Ccapital: Adjustments and Deductions. LESS:
	DTAs arising from temporary differences that could not be realized through net operating
	loss carrybacks, net of related valuation allowances and net of DTLs, that exceed the 10
	percent Common Equity Tier 1 Capitaldeduction threshold	0

		4,000
	Should be less than or equal to
	RC_F.2. Net deferred tax assets	3,000

Explanation:
NA

Error ID:	R7020.5898
Error	“Accumulated net gain (loss) on cash flow hedges included in AOCI, net of applicable
Description:	income taxes” (RC-R Part I 9.f) of $0 should be less than or equal to “Accumulated Other
	Comprehensive Income” (RC 26.b) of $ (1,000,000). Please review your reported data,
	and explain or revise as appropriate.
Fed Edit Text:	RC-R PART I 9F SHOULD BE <= RC 26B’ & ‘||’ & ‘RC-R PART I 9.f = $’&
	cc:RCOAP849[P0] &’; RC 26.b = $’& cc:RCONB530[P0]
Calculation	IF
Components:
	RC_R_IB1.3.a. Common equity tier 1 capital. Accumulated other comprehensive income
	(AOCI). AOCI opt-out election	0
	Must be equal Zero
	THEN
	RC_R_IB3.9.f. Common Equity Tier 1 Ccapital: Adjustments and Deductions. AOCI-
	related adjustments. To be completed only by institutions that entered “0” for No in 3.a:
	LESS: Accumulated net gain (loss) on cash flow hedges included in AOCI, net of
	applicable income taxes, that relates to the hedging of items that are not recognized at fair
	value on the balance sheet
		0
	Should be less than or equal to
	RC_2.26.b. Accumulated other comprehensive income	(1,000)

Consolidated List of Quality Edits, March 2016	Page: 125

Explanation:
NA

Error ID:	R7020.6049
Error	If RC-RI item 3 is not equal to zero and RC-RI, item 3.a. equals no, then RC-RI,9.f should
Description:	not equal zero. Please review your reported data and explain or revise as appropriate.

Fed Edit Text:	IF RC-RI 3 NE ZERO AND RC-RI 3A EQUALS NO THEN RC-RI 9F NE ZERO’ & ‘||’ & ‘IF
RC-RI 3 IS NOT EQUAL ZERO AND RC-R I 3A EQUALS NO THEN RC-RI 9F SHOULD
NOT EQUAL ZERO’
Calculation	IF
Components:
RC_R_IB1.3. Common equity tier 1 capital. Accumulated other comprehensive income
	(AOCI)	(1,000)
Is not equal to Zero
AND
RC_R_IB1.3.a. Common equity tier 1 capital. Accumulated other comprehensive income
	(AOCI). AOCI opt-out election	0
Must be equal Zero
THEN
RC_R_IB3.9.f. Common Equity Tier 1 Ccapital: Adjustments and Deductions. AOCI-
related adjustments. To be completed only by institutions that entered “0” for No in 3.a:
LESS: Accumulated net gain (loss) on cash flow hedges included in AOCI, net of applicable income taxes, that relates to the hedging of items that are not recognized at fair value on the balance sheet
0
Is not equal to Zero

Explanation:
NA

Error ID:	R7020.6629
Error	The sum of “Credit Equivalent Amount” of “Over-the-Counter derivatives” (RC-R II 20.,
Description:	Column B) of $43,000,000 and “Centrally cleared derivatives” (RC-R II 21., Column B) of
$0 should equal the sum of “Current credit exposure across all derivative contracts covered by the regulatory capital rules” (RC-R II M.1) of $0 and the potential future exposure of “Notional principal amounts of over-the-counter derivative contracts” (RC-R II
M.2.a. through M.2.g., Columns A through C) multiplied by their corresponding credit conversion factors of $17,275,000.000 and the potential future exposure of “Notional principal amounts of centrally cleared derivative contracts” (RC-R II M.3.a. through M.3.g.,
Columns A through C) multiplied by their corresponding credit conversion factors of $0.000.
Please review your reported data, and explain or revise as appropriate.

Consolidated List of Quality Edits, March 2016	Page: 126

Fed Edit Text:

CREDIT EQUIV. AMOUNT OTC DERIV (RC-RII20B) AND CENTRALLY CLRD DERIV (RC-RII21B) SHLD EQUAL OTC AND CENTRALLY CLRD CCE AND PFE: RC-RIIM1 AND NTNL PRIN AMTS (RC-RIIM2AA THRU M2GC AND RC-RIIM3AA THRU M3GC) TIMES CRD CONV FACTOR.’ & ‘||’ & ‘RC-R II 20, Col B (‘ &cc:RCONS542[P0]&’) + RC-R

II 21, Col B (‘&cc:RCONS549[P0]&’) = $’&cc:RCONS542[P0] + cc:RCONS549[P0]&’; RC-R II M.1 (‘&cc:RCONG642[P0]&’) + RC-R II M.2 ( ‘& ((cc:RCONS582[P0] * 0.000) + (cc:RCONS583[P0] * 0.005) + (cc:RCONS584[P0] * 0.015) + (cc:RCONS585[P0] * 0.01) + (cc:RCONS586[P0] * 0.05) + (cc:RCONS587[P0] * 0.075) + (cc:RCONS588[P0] * 0.05) + (cc:RCONS589[P0] * 0.05) + (cc:RCONS590[P0] * 0.05) + (cc:RCONS591[P0] * 0.10) + (cc:RCONS592[P0] * 0.10) + (cc:RCONS593[P0] * 0.10) + (cc:RCONS594[P0] * 0.06) + (cc:RCONS595[P0] * 0.08) + (cc:RCONS596[P0] * 0.10) + (cc:RCONS597[P0] * 0.07) + (cc:RCONS598[P0] * 0.07) + (cc:RCONS599[P0] * 0.08) +(cc:RCONS600[P0] * 0.10) + (cc:RCONS601[P0] * 0.12) + (cc:RCONS602[P0] * 0.15))&’) + RC-R II M.3 (‘ &((cc:RCONS603[P0] * 0.000) + (cc:RCONS604[P0] * 0.005) + (cc:RCONS605[P0] * 0.015) + (cc:RCONS606[P0] * 0.01) + (cc:RCONS607[P0] * 0.05) + (cc:RCONS608[P0] * 0.075) + (cc:RCONS609[P0] * 0.05) + (cc:RCONS610[P0] * 0.05) + (cc:RCONS611[P0] * 0.05) + (cc:RCONS612[P0] * 0.10) + (cc:RCONS613[P0] * 0.10) + (cc:RCONS614[P0] * 0.10) + (cc:RCONS615[P0] * 0.06) + (cc:RCONS616[P0] * 0.08) + (cc:RCONS617[P0] * 0.10) + (cc:RCONS618[P0] * 0.07) + (cc:RCONS619[P0] * 0.07) + (cc:RCONS620[P0] * 0.08) +(cc:RCONS621[P0] * 0.10) + (cc:RCONS622[P0] * 0.12) + (cc:RCONS623[P0] * 0.15))&’) = $’&(cc:RCONG642[P0]+(cc:RCONS582[P0] * 0.000) + (cc:RCONS583[P0] * 0.005) + (cc:RCONS584[P0] * 0.015) + (cc:RCONS585[P0] * 0.01) + (cc:RCONS586[P0] * 0.05) + (cc:RCONS587[P0] * 0.075) + (cc:RCONS588[P0] * 0.05) + (cc:RCONS589[P0] * 0.05) + (cc:RCONS590[P0] * 0.05) + (cc:RCONS591[P0] * 0.10) + (cc:RCONS592[P0] * 0.10) + (cc:RCONS593[P0] * 0.10) + (cc:RCONS594[P0] * 0.06) + (cc:RCONS595[P0] * 0.08) + (cc:RCONS596[P0] * 0.10) + (cc:RCONS597[P0] * 0.07) + (cc:RCONS598[P0] * 0.07) + (cc:RCONS599[P0] * 0.08) +(cc:RCONS600[P0] * 0.10) + (cc:RCONS601[P0] * 0.12) + (cc:RCONS602[P0] * 0.15)+(cc:RCONS603[P0] * 0.000) + (cc:RCONS604[P0] * 0.005) + (cc:RCONS605[P0] * 0.015) + (cc:RCONS606[P0] * 0.01) + (cc:RCONS607[P0] * 0.05) + (cc:RCONS608[P0] * 0.075) + (cc:RCONS609[P0] * 0.05) + (cc:RCONS610[P0] * 0.05) + (cc:RCONS611[P0] * 0.05) + (cc:RCONS612[P0] * 0.10) + (cc:RCONS613[P0] * 0.10) + (cc:RCONS614[P0] * 0.10) + (cc:RCONS615[P0] * 0.06) + (cc:RCONS616[P0] * 0.08) + (cc:RCONS617[P0] * 0.10) + (cc:RCONS618[P0] * 0.07) + (cc:RCONS619[P0] * 0.07) + (cc:RCONS620[P0] * 0.08) +(cc:RCONS621[P0] * 0.10) + (cc:RCONS622[P0] * 0.12) + (cc:RCONS623[P0] * 0.15))

Calculation	RC_R_II_7.20.B. Credit Equivalent Amount. Over-the-counter derivatives
Components:		43,000
	Plus
	RC_R_II_7.21.B. Credit Equivalent Amount. Centrally cleared derivatives	0

		43,000
	Minus
	RC_R_II_11.M.1. Current credit exposure across all derivative contracts covered by the
	regulatory capital rules	0
	Plus
	RC_R_II_11.M.2.a.A. With a remaining maturity of One year or less. Notional principal
	amounts of over-the-counter derivative contracts: Interest rate	1,165,000
	Multiplied by Zero
	Plus
	RC_R_II_11.M.2.a.B. With a remaining maturity of Over one year through five years.
	Notional principal amounts of over-the-counter derivative contracts: Interest rate	1,955,000
	Multiplied by	0.005
	Plus
	RC_R_II_11.M.2.a.C. With a remaining maturity of Over five years. Notional principal
	amounts of over-the-counter derivative contracts: Interest rate	500,000
	Multiplied by	0.015
	Plus
	RC_R_II_11.M.2.b.A. With a remaining maturity of One year or less. Notional principal
	amounts of over-the-counter derivative contracts: Foreign exchange rate and gold	0
	Multiplied by	0.010

Consolidated List of Quality Edits, March 2016	Page: 127

Plus
RC_R_II_11.M.2.b.B. With a remaining maturity of Over one year through five years.
Notional principal amounts of over-the-counter derivative contracts: Foreign exchange rate and gold	0
Multiplied by	0.050
Plus
RC_R_II_11.M.2.b.C. With a remaining maturity of Over five years. Notional principal amounts of over-the-counter derivative contracts: Foreign exchange rate and gold	0
Multiplied by	0.075
Plus
RC_R_II_11.M.2.c.A. With a remaining maturity of One year or less. Notional principal
amounts of over-the-counter derivative contracts: Credit (investment grade reference asset)	0
Multiplied by	0.050
Plus
RC_R_II_11.M.2.c.B. With a remaining maturity of Over one year through five years.
Notional principal amounts of over-the-counter derivative contracts: Credit (investment grade reference asset)	0
Multiplied by	0.050
Plus
RC_R_II_11.M.2.c.C. With a remaining maturity of Over five years. Notional principal amounts of over-the-counter derivative contracts: Credit (investment grade reference asset)	0
Multiplied by	0.050
Plus
RC_R_II_11.M.2.d.A. With a remaining maturity of One year or less. Notional principal amounts of over-the-counter derivative contracts: Credit (non-investment grade reference asset)	0
Multiplied by	0.100
Plus
RC_R_II_11.M.2.d.B. With a remaining maturity of Over one year through five years.
Notional principal amounts of over-the-counter derivative contracts: Credit (non-investment grade reference asset)	0
Multiplied by	0.100
Plus
RC_R_II_11.M.2.d.C. With a remaining maturity of Over five years. Notional principal amounts of over-the-counter derivative contracts: Credit (non-investment grade reference asset)	0
Multiplied by	0.100
Plus
RC_R_II_11.M.2.e.A. With a remaining maturity of One year or less. Notional principal amounts of over-the-counter derivative contracts: Equity	0
Multiplied by	0.060
Plus
RC_R_II_11.M.2.e.B. With a remaining maturity of Over one year through five years.
Notional principal amounts of over-the-counter derivative contracts: Equity	0
Multiplied by	0.080
Plus
RC_R_II_11.M.2.e.C. With a remaining maturity of Over five years. Notional principal amounts of over-the-counter derivative contracts: Equity	0
Multiplied by	0.100
Plus
RC_R_II_11.M.2.f.A. With a remaining maturity of One year or less. Notional principal amounts of over-the-counter derivative contracts: Precious metals (except gold)	0
Multiplied by	0.070
Plus

Consolidated List of Quality Edits, March 2016	Page: 128

RC_R_II_11.M.2.f.B. With a remaining maturity of Over one year through five years.
Notional principal amounts of over-the-counter derivative contracts: Precious metals
(except gold)	0
Multiplied by	0.070
Plus
RC_R_II_11.M.2.f.C. With a remaining maturity of Over five years. Notional principal amounts of over-the-counter derivative contracts: Precious metals (except gold)	0
Multiplied by	0.080
Plus
RC_R_II_11.M.2.g.A. With a remaining maturity of One year or less. Notional principal amounts of over-the-counter derivative contracts: Other	0
Multiplied by	0.100
Plus
RC_R_II_11.M.2.g.B. With a remaining maturity of Over one year through five years.
Notional principal amounts of over-the-counter derivative contracts: Other	0
Multiplied by	0.120
Plus
RC_R_II_11.M.2.g.C. With a remaining maturity of Over five years. Notional principal amounts of over-the-counter derivative contracts: Other	0
Multiplied by	0.150
Plus
RC_R_II_11.M.3.a.A. With a remaining maturity of One year or less. Notional principal amounts of centrally cleared derivative contracts: Interest rate	0
Multiplied by Zero
Plus
RC_R_II_11.M.3.a.B. With a remaining maturity of Over one year through five years.
Notional principal amounts of centrally cleared derivative contracts: Interest rate	0
Multiplied by	0.005
Plus
RC_R_II_11.M.3.a.C. With a remaining maturity of Over five years. Notional principal amounts of centrally cleared derivative contracts: Interest rate	0
Multiplied by	0.015
Plus
RC_R_II_11.M.3.b.A. With a remaining maturity of One year or less. Notional principal amounts of centrally cleared derivative contracts: Foreign exchange rate and gold	0
Multiplied by	0.010
Plus
RC_R_II_11.M.3.b.B. With a remaining maturity of Over one year through five years.
Notional principal amounts of centrally cleared derivative contracts: Foreign exchange rate and gold	0
Multiplied by	0.050
Plus
RC_R_II_11.M.3.b.C. With a remaining maturity of Over five years. Notional principal amounts of centrally cleared derivative contracts: Foreign exchange rate and gold	0
Multiplied by	0.075
Plus
RC_R_II_11.M.3.c.A. With a remaining maturity of One year or less. Notional principal amounts of centrally cleared derivative contracts: Credit (investment grade reference asset)	0
Multiplied by	0.050
Plus
RC_R_II_11.M.3.c.B. With a remaining maturity of Over one year through five years.
Notional principal amounts of centrally cleared derivative contracts: Credit (investment grade reference asset)	0
Multiplied by	0.050
Plus

Consolidated List of Quality Edits, March 2016	Page: 129

RC_R_II_11.M.3.c.C. With a remaining maturity of Over five years. Notional principal amounts of centrally cleared derivative contracts: Credit (investment grade reference asset)	0
Multiplied by	0.050
Plus
RC_R_II_11.M.3.d.A. With a remaining maturity of One year or less. Notional principal amounts of centrally cleared derivative contracts: Credit (non-investment grade reference asset)	0
Multiplied by	0.100
Plus
RC_R_II_11.M.3.d.B. With a remaining maturity of Over one year through five years.
Notional principal amounts of centrally cleared derivative contracts: Credit (non-investment grade reference asset)	0
Multiplied by	0.100
Plus
RC_R_II_11.M.3.d.C. With a remaining maturity of Over five years. Notional principal amounts of centrally cleared derivative contracts: Credit (non-investment grade reference asset)	0
Multiplied by	0.100
Plus
RC_R_II_11.M.3.e.A. With a remaining maturity of One year or less. Notional principal amounts of centrally cleared derivative contracts: Equity	0
Multiplied by	0.060
Plus
RC_R_II_11.M.3.e.B. With a remaining maturity of Over one year through five years.
Notional principal amounts of centrally cleared derivative contracts: Equity	0
Multiplied by	0.080
Plus
RC_R_II_11.M.3.e.C. With a remaining maturity of Over five years. Notional principal amounts of centrally cleared derivative contracts: Equity	0
Multiplied by	0.100
Plus
RC_R_II_11.M.3.f.A. With a remaining maturity of One year or less. Notional principal amounts of centrally cleared derivative contracts: Precious metals (except gold)	0
Multiplied by	0.070
Plus
RC_R_II_11.M.3.f.B. With a remaining maturity of Over one year through five years.
Notional principal amounts of centrally cleared derivative contracts: Precious metals
(except gold)	0
Multiplied by	0.070
Plus
RC_R_II_11.M.3.f.C. With a remaining maturity of Over five years. Notional principal amounts of centrally cleared derivative contracts: Precious metals (except gold)	0
Multiplied by	0.080
Plus
RC_R_II_11.M.3.g.A. With a remaining maturity of One year or less. Notional principal amounts of centrally cleared derivative contracts: Other	0
Multiplied by	0.100
Plus
RC_R_II_11.M.3.g.B. With a remaining maturity of Over one year through five years.
Notional principal amounts of centrally cleared derivative contracts: Other	0
Multiplied by	0.120
Plus
RC_R_II_11.M.3.g.C. With a remaining maturity of Over five years. Notional principal amounts of centrally cleared derivative contracts: Other	0
Multiplied by	0.150

17,275

Consolidated List of Quality Edits, March 2016	Page:130

25,725
Should be greater than or equal to	(5)
AND
RC_R_II_7.20.B. Credit Equivalent Amount. Over-the-counter derivatives	43,000
Plus
RC_R_II_7.21.B. Credit Equivalent Amount. Centrally cleared derivatives	0

43,000
Minus
RC_R_II_11.M.1. Current credit exposure across all derivative contracts covered by the regulatory capital rules	0
Plus
RC_R_II_11.M.2.a.A. With a remaining maturity of One year or less. Notional principal amounts of over-the-counter derivative contracts: Interest rate	1,165,000
Multiplied by Zero
Plus
RC_R_II_11.M.2.a.B. With a remaining maturity of Over one year through five years.
Notional principal amounts of over-the-counter derivative contracts: Interest rate	1,955,000
Multiplied by	0.005
Plus
RC_R_II_11.M.2.a.C. With a remaining maturity of Over five years. Notional principal amounts of over-the-counter derivative contracts: Interest rate	500,000
Multiplied by	0.015
Plus
RC_R_II_11.M.2.b.A. With a remaining maturity of One year or less. Notional principal amounts of over-the-counter derivative contracts: Foreign exchange rate and gold	0
Multiplied by	0.010
Plus
RC_R_II_11.M.2.b.B. With a remaining maturity of Over one year through five years.
Notional principal amounts of over-the-counter derivative contracts: Foreign exchange rate and gold	0
Multiplied by	0.050
Plus
RC_R_II_11.M.2.b.C. With a remaining maturity of Over five years. Notional principal amounts of over-the-counter derivative contracts: Foreign exchange rate and gold	0
Multiplied by	0.075
Plus
RC_R_II_11.M.2.c.A. With a remaining maturity of One year or less. Notional principal amounts of over-the-counter derivative contracts: Credit (investment grade reference asset)	0
Multiplied by	0.050
Plus
RC_R_II_11.M.2.c.B. With a remaining maturity of Over one year through five years.
Notional principal amounts of over-the-counter derivative contracts: Credit (investment grade reference asset)	0
Multiplied by	0.050
Plus
RC_R_II_11.M.2.c.C. With a remaining maturity of Over five years. Notional principal amounts of over-the-counter derivative contracts: Credit (investment grade reference asset)	0
Multiplied by	0.050
Plus
RC_R_II_11.M.2.d.A. With a remaining maturity of One year or less. Notional principal amounts of over-the-counter derivative contracts: Credit (non-investment grade reference asset)	0
Multiplied by	0.100
Plus

Consolidated List of Quality Edits, March 2016	Page: 131

RC_R_II_11.M.2.d.B. With a remaining maturity of Over one year through five years.
Notional principal amounts of over-the-counter derivative contracts: Credit (non-investment grade reference asset)	0
Multiplied by	0.100
Plus
RC_R_II_11.M.2.d.C. With a remaining maturity of Over five years. Notional principal amounts of over-the-counter derivative contracts: Credit (non-investment grade reference asset)	0
Multiplied by	0.100
Plus
RC_R_II_11.M.2.e.A. With a remaining maturity of One year or less. Notional principal amounts of over-the-counter derivative contracts: Equity	0
Multiplied by	0.060
Plus
RC_R_II_11.M.2.e.B. With a remaining maturity of Over one year through five years.
Notional principal amounts of over-the-counter derivative contracts: Equity	0
Multiplied by	0.080
Plus
RC_R_II_11.M.2.e.C. With a remaining maturity of Over five years. Notional principal amounts of over-the-counter derivative contracts: Equity	0
Multiplied by	0.100
Plus
RC_R_II_11.M.2.f.A. With a remaining maturity of One year or less. Notional principal amounts of over-the-counter derivative contracts: Precious metals (except gold)	0
Multiplied by	0.070
Plus
RC_R_II_11.M.2.f.B. With a remaining maturity of Over one year through five years.
Notional principal amounts of over-the-counter derivative contracts: Precious metals
(except gold)	0
Multiplied by	0.070
Plus
RC_R_II_11.M.2.f.C. With a remaining maturity of Over five years. Notional principal amounts of over-the-counter derivative contracts: Precious metals (except gold)	0
Multiplied by	0.080
Plus
RC_R_II_11.M.2.g.A. With a remaining maturity of One year or less. Notional principal amounts of over-the-counter derivative contracts: Other	0
Multiplied by	0.100
Plus
RC_R_II_11.M.2.g.B. With a remaining maturity of Over one year through five years.
Notional principal amounts of over-the-counter derivative contracts: Other	0
Multiplied by	0.120
Plus
RC_R_II_11.M.2.g.C. With a remaining maturity of Over five years. Notional principal amounts of over-the-counter derivative contracts: Other	0
Multiplied by	0.150
Plus
RC_R_II_11.M.3.a.A. With a remaining maturity of One year or less. Notional principal amounts of centrally cleared derivative contracts: Interest rate	0
Multiplied by Zero
Plus
RC_R_II_11.M.3.a.B. With a remaining maturity of Over one year through five years.
Notional principal amounts of centrally cleared derivative contracts: Interest rate	0
Multiplied by	0.005
Plus
RC_R_II_11.M.3.a.C. With a remaining maturity of Over five years. Notional principal amounts of centrally cleared derivative contracts: Interest rate	0

Consolidated List of Quality Edits, March 2016	Page: 132

Multiplied by	0.015
Plus
RC_R_II_11.M.3.b.A. With a remaining maturity of One year or less. Notional principal
amounts of centrally cleared derivative contracts: Foreign exchange rate and gold	0
Multiplied by	0.010
Plus
RC_R_II_11.M.3.b.B. With a remaining maturity of Over one year through five years.
Notional principal amounts of centrally cleared derivative contracts: Foreign exchange rate and gold	0
Multiplied by	0.050
Plus
RC_R_II_11.M.3.b.C. With a remaining maturity of Over five years. Notional principal amounts of centrally cleared derivative contracts: Foreign exchange rate and gold	0
Multiplied by	0.075
Plus
RC_R_II_11.M.3.c.A. With a remaining maturity of One year or less. Notional principal amounts of centrally cleared derivative contracts: Credit (investment grade reference asset)	0
Multiplied by	0.050
Plus
RC_R_II_11.M.3.c.B. With a remaining maturity of Over one year through five years.
Notional principal amounts of centrally cleared derivative contracts: Credit (investment grade reference asset)	0
Multiplied by	0.050
Plus
RC_R_II_11.M.3.c.C. With a remaining maturity of Over five years. Notional principal amounts of centrally cleared derivative contracts: Credit (investment grade reference asset)	0
Multiplied by	0.050
Plus
RC_R_II_11.M.3.d.A. With a remaining maturity of One year or less. Notional principal amounts of centrally cleared derivative contracts: Credit (non-investment grade reference asset)	0
Multiplied by	0.100
Plus
RC_R_II_11.M.3.d.B. With a remaining maturity of Over one year through five years.
Notional principal amounts of centrally cleared derivative contracts: Credit (non-investment grade reference asset)	0
Multiplied by	0.100
Plus
RC_R_II_11.M.3.d.C. With a remaining maturity of Over five years. Notional principal amounts of centrally cleared derivative contracts: Credit (non-investment grade reference asset)	0
Multiplied by	0.100
Plus
RC_R_II_11.M.3.e.A. With a remaining maturity of One year or less. Notional principal amounts of centrally cleared derivative contracts: Equity	0
Multiplied by	0.060
Plus
RC_R_II_11.M.3.e.B. With a remaining maturity of Over one year through five years.
Notional principal amounts of centrally cleared derivative contracts: Equity	0
Multiplied by	0.080
Plus
RC_R_II_11.M.3.e.C. With a remaining maturity of Over five years. Notional principal amounts of centrally cleared derivative contracts: Equity	0
Multiplied by	0.100
Plus

Consolidated List of Quality Edits, March 2016	Page: 133

	RC_R_II_11.M.3.f.A. With a remaining maturity of One year or less. Notional principal amounts of centrally cleared derivative contracts: Precious metals (except gold)	0
	Multiplied by	0.070
	Plus
	RC_R_II_11.M.3.f.B. With a remaining maturity of Over one year through five years. Notional principal amounts of centrally cleared derivative contracts: Precious metals (except gold)	0
	Multiplied by	0.070
	Plus
	RC_R_II_11.M.3.f.C. With a remaining maturity of Over five years. Notional principal amounts of centrally cleared derivative contracts: Precious metals (except gold)	0
	Multiplied by	0.080
	Plus
	RC_R_II_11.M.3.g.A. With a remaining maturity of One year or less. Notional principal amounts of centrally cleared derivative contracts: Other	0
	Multiplied by	0.100
	Plus
	RC_R_II_11.M.3.g.B. With a remaining maturity of Over one year through five years. Notional principal amounts of centrally cleared derivative contracts: Other	0
	Multiplied by	0.120
	Plus
	RC_R_II_11.M.3.g.C. With a remaining maturity of Over five years. Notional principal amounts of centrally cleared derivative contracts: Other	0
	Multiplied by	0.150

		17,275

		25,725
	Should be less than or equal to	5
Explanation:
NA
Error ID:	R7020.6649

Error Description:	Generally, if the “Net current credit exposure” of OTC derivatives (RC-L 16.a Col A through E) of $6,000,000 is greater than zero, then the “Current credit exposure across all derivative contracts covered by the regulatory capital rules” (RC-R II M.1.) should be greater than zero. Please review your reported data, and explain or revise as appropriate.

Fed Edit Text:	IF SUM OF RC-L 16A COL A THRU E > 0, THEN RC-R II M1 > 0.’ & ‘||’ & ‘Sum of RC-L 16.a = $’&cc:RCONG418[P0]+cc:RCONG419[P0]+cc:RCONG420[P0]+cc:RCONG421[P0]+cc:R CONG422[P0]&’; RC-R II M.1 = $’&cc:RCONG642[P0]

Calculation	IF
Components:
	RC_L4.16.a.A. Banks and Securities Firms. Over-the-counter derivatives: Net current credit exposure	0
	Plus
	RC_L4.16.a.B. Monoline Financial Guarantors. Over-the-counter derivatives: Net current credit exposure	0
	Plus
	RC_L4.16.a.C. Hedge Funds. Over-the-counter derivatives: Net current credit exposure	0
	Plus
	RC_L4.16.a.D. Sovereign Governments. Over-the-counter derivatives: Net current credit exposure	0
	Plus
	RC_L4.16.a.E. Corporations and All Other Counterparties. Over-the-counter derivatives: Net current credit exposure	6,000

		6,000
	Should be greater than Zero

Consolidated List of Quality Edits, March 2016	Page: 134

	THEN
	RC_R_II_11.M.1. Current credit exposure across all derivative contracts covered by the
	regulatory capital rules	0
	Should be greater than Zero

Explanation:
NA

Error ID:	R7550.2935

Error	#VALUE!
Description:

Fed Edit Text:	MAR,JUN,SEP: IF PREV DEC (RC-T10A+T10B)>$250M, CUR(RC-T10A+T10B) S/B > 0’ & ‘||’ & ‘Prev Dec = ‘ & (cc:RCONB894[-P2Q] + cc:RCONB895[-P2Q])

Calculation	IF Current quarter Is June
Components:
	AND
	RC_T.10. A. Managed Assets. Total fiduciary accounts 2 Quarter Back
	Plus
	RC_T.10. B. Non-Managed Assets. Total fiduciary accounts 2 Quarter Back

		#VALUE!
	Should be greater than	250,000
	THEN
	RC_T.10. A. Managed Assets. Total fiduciary accounts	29,817,000
	Plus
	RC_T.10. B. Non-Managed Assets. Total fiduciary accounts	143,018,000

		172,835,000
	Should be greater than Zero

Explanation:
0

Error ID:	R7550.2936

Error	#VALUE!
Description:

Fed Edit Text:	MAR,JUN,SEP: IF PREV DEC (RC-T10A+T10B)>$250M, CUR(RC-T10A+T10B) S/B > 0’
	& ‘||’ & ‘Prev Dec = ‘ & (cc:RCONB894[-P3Q] + cc:RCONB895[-P3Q])

Calculation	IF Current quarter Is September
Components:
	AND
	RC_T.10. A. Managed Assets. Total fiduciary accounts 3 Quarter Back
	Plus
	RC_T.10. B. Non-Managed Assets. Total fiduciary accounts 3 Quarter Back

		#VALUE!
	Should be greater than	250,000
	THEN
	RC_T.10. A. Managed Assets. Total fiduciary accounts	29,817,000
	Plus
	RC_T.10. B. Non-Managed Assets. Total fiduciary accounts	143,018,000

		172,835,000
	Should be greater than Zero

Explanation:
0

Error ID:	R7551.2938

Error	#VALUE!
Description:

Consolidated List of Quality Edits, March 2016	Page: 135

Fed Edit Text:	MAR,JUN,SEP: IF PREV DEC {(RI-5A)> 10%(RI-3+5M)}, CUR(RC-T10A+10B) S/B>0’ & ‘||’ & “ & cc:RIAD4070[-P2Q] & ‘ ; ’ & (cc:RIAD4074[-P2Q] + cc:RIAD4079[-P2Q]) & ‘ ; ’ & (cc:RIAD4070[-P2Q] / (cc:RIAD4074[-P2Q] + cc:RIAD4079[-P2Q])) * 100 & ‘%’

Calculation	IF Current quarter Is June
Components:
	AND
	RI_2.5.a. Noninterest income: Income from fiduciary activities 2 Quarter Back
	Should be greater than
	RI_2.3. Net interest income 2 Quarter Back
	Plus
	RI_2.5.m. Noninterest income: Total noninterest income 2 Quarter Back

		#VALUE!
	Multiplied by	0.100
	THEN
	RC_T.10. A. Managed Assets. Total fiduciary accounts	29,817,000
	Plus
	RC_T.10. B. Non-Managed Assets. Total fiduciary accounts	143,018,000

		172,835,000
	Should be greater than Zero

Explanation:
0

Error ID:	R7551.2939

Error	#VALUE!
Description:

Fed Edit Text:	MAR,JUN,SEP: IF PREV DEC {(RI-5A)> 10%(RI-3+5M)}, CUR(RC-T10A+10B) S/B>0’ & ‘||’ & “ & cc:RIAD4070[-P3Q] & ‘ ; ’ & (cc:RIAD4074[-P3Q] + cc:RIAD4079[-P3Q]) & ‘ ; ’ & (cc:RIAD4070[-P3Q] / (cc:RIAD4074[-P3Q] + cc:RIAD4079[-P3Q])) * 100 & ‘%’

Calculation	IF Current quarter Is September
Components:
	AND
	RI_2.5.a. Noninterest income: Income from fiduciary activities 3 Quarter Back
	Should be greater than
	RI_2.3. Net interest income 3 Quarter Back
	Plus
	RI_2.5.m. Noninterest income: Total noninterest income 3 Quarter Back

		#VALUE!
	Multiplied by	0.100
	THEN
	RC_T.10. A. Managed Assets. Total fiduciary accounts	29,817,000
	Plus
	RC_T.10. B. Non-Managed Assets. Total fiduciary accounts	143,018,000

		172,835,000
	Should be greater than Zero

Explanation:
0

Error ID:	R7556.3500

Error Description:	This quarter, your bank reported “Non-Managed” fiduciary assets (RC-T 10., Column B) of $143,018,000,000 and “Custody and safekeeping” assets held at the institution (RC-T 11., Column B) of $38,031,000,000. However, last quarter, you reported total “Non-Managed” fiduciary assets of $143,008,000,000, yet you did not report any “Custody and safekeeping” assets held. Please review your reported data, and explain or revise as appropriate.

Fed Edit Text:	IF CURR(RCT10B > 0 AND RCT11B > 0) AND PREV(RCT10B > 0), THEN PREV(RCT11B)S/B > 0’ & ‘||’ & ‘ RCT11B PREV = ‘&cc:RCONB898[-P1Q]

Consolidated List of Quality Edits, March 2016	Page: 136

Calculation	IF
Components:

	RC_T.10. B. Non-Managed Assets. Total fiduciary accounts	143,018,000
	Should be greater than Zero
	AND
	RC_T2.11. B. Non-Managed Assets. Custody and safekeeping accounts	38,031,000
	Should be greater than Zero
	AND
	RC_T.10. B. Non-Managed Assets. Total fiduciary accounts 1 Quarter Back	143,008,000
	Should be greater than Zero
	THEN
	RC_T2.11. B. Non-Managed Assets. Custody and safekeeping accounts 1 Quarter Back	0
	Should be greater than Zero

Explanation:
NA

Error ID:	R8182.5380

Error Description:	The sum of “Other borrowed money” (RC-V2.d., Columns A, B, and C) of $ 5,000,000 seems high when compared to “Other borrowed money” of $ 5,000,000 (RC 16) and exceeds our tolerance of 30%. Please review your reported data and revise or explain as appropriate.

Fed Edit Text:	(RC-V2D COL A + RC-V2D COL B + RC-V2D COL C) SHOULD BE LESS THAN OR EQUAL TO 30 PERCENT OF (RC-16)’ & ‘||’ & ‘Sum RC-V2D COL A + RC-V2D COL B + RC-V2D COL C = $ ‘& (cc:RCONK024[P0] + cc:RCONK025[P0] + cc:RCONK026[P0])&’; RC 16 =$’& cc:RCON3190[P0]

Calculation	RC_V.2.d.A. Assets of consolidated variable interest entities (VIEs) that can be used only
Components:	to settle obligations of the consolidated VIEs: Other borrowed money (exclude commercial paper)	0
	Plus
	RC_V.2.d.B. ABCP Conduits. Liabilities of consolidated VIEs for which creditors do not have recourse to the general credit of the reporting bank: Other borrowed money (exclude commercial paper)	0
	Plus
	RC_V.2.d.C. Other VIEs. Liabilities of consolidated VIEs for which creditors do not have recourse to the general credit of the reporting bank: Other borrowed money (exclude commercial paper)	5,000

		5,000
	Should be less than or equal to
	RC.16. Other borrowed money (includes mortgage indebtedness and obligations under
	capitalized leases)	5,000
	Multiplied by	0.300
Explanation:
NA

		1,500

Error ID:	R8375.5125
Error	Your bank reported $110,000,000 for “Total gross fiduciary and related services income”
Description:	(RC-T 22). However, you reported zero for “Expenses” (RC-T 23) attributable to fiduciary and related services reported in RC-T. Please review your reported data, and explain or revise as appropriate.

Fed Edit Text:	IF RC-T 22 > 0, RC-T 23 SHOULD BE > 0’ & ‘||’ & ‘RC-T 22 = $’& cc:RIAD4070[P0]
Calculation	IF
Components:
	RI_2.5.a. Noninterest income: Income from fiduciary activities	110,000
	Should be greater than Zero
	THEN

Consolidated List of Quality Edits, March 2016	Page: 137

	RC_T2.23. Less: Expenses	0
Should be greater than Zero
Explanation:
NA